UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10161
                                                     ---------------------

                     Columbia Strategic Investor Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  08/31/2004
                                           ------------------

                  Date of reporting period: 08/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                      COLUMBIA FUNDS

                      ANNUAL REPORT
                      AUGUST 31, 2004

[PHOTO OF WOMAN STANDING]




                      COLUMBIA COMMON STOCK FUND

                      COLUMBIA GROWTH FUND

                      COLUMBIA INTERNATIONAL STOCK FUND

                      COLUMBIA MID CAP GROWTH FUND

                      COLUMBIA SMALL CAP GROWTH FUND

                      COLUMBIA REAL ESTATE EQUITY FUND

                      COLUMBIA TECHNOLOGY FUND

                      COLUMBIA STRATEGIC INVESTOR FUND

                      COLUMBIA BALANCED FUND

                      COLUMBIA SHORT TERM BOND FUND

                      COLUMBIA FIXED INCOME SECURITIES FUND

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND

                      COLUMBIA OREGON MUNICIPAL BOND FUND

                      COLUMBIA HIGH YIELD FUND

                      COLUMBIA DAILY INCOME COMPANY

TABLE OF CONTENTS

ECONOMIC UPDATE .........................................     1

COLUMBIA COMMON STOCK FUND ..............................     2

COLUMBIA GROWTH FUND ....................................     6

COLUMBIA INTERNATIONAL STOCK FUND .......................    10

COLUMBIA MID CAP GROWTH FUND ............................    14

COLUMBIA SMALL CAP GROWTH FUND ..........................    18

COLUMBIA REAL ESTATE EQUITY FUND ........................    22

COLUMBIA TECHNOLOGY FUND ................................    26

COLUMBIA STRATEGIC INVESTOR FUND ........................    30

COLUMBIA BALANCED FUND ..................................    34

COLUMBIA SHORT TERM BOND FUND ...........................    38

COLUMBIA FIXED INCOME SECURITIES FUND ...................    42

COLUMBIA NATIONAL MUNICIPAL BOND FUND ...................    46

COLUMBIA OREGON MUNICIPAL BOND FUND .....................    50

COLUMBIA HIGH YIELD FUND ................................    54

COLUMBIA DAILY INCOME COMPANY ...........................    58

FINANCIAL STATEMENTS ....................................    62

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM ..................................   213

UNAUDITED INFORMATION ...................................   214

TRUSTEES ................................................   216

OFFICERS ................................................   218

COLUMBIA FUNDS ..........................................   219

IMPORTANT INFORMATION
ABOUT THIS REPORT .......................................   225

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  NOT FDIC         MAY LOSE VALUE
  INSURED         NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS _____________________________________________________
                                                                  COLUMBIA FUNDS

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                       /s/ J. Kevin Connaughton

Thomas C. Theobald                           J. Kevin Connaughton
Chairman, Board of Trustees                  President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

SUMMARY
FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

o Stock prices rose for all segments of the stock market, as measured by the S&P 500 Index and the broader Russell 3000 Index. Many sectors retreated as interest rates moved higher in the spring and a host of uncertainties unsettled investors. However, performance picked up again slightly just before the period ended.

  [Illustration of two arrows pointing up]

                      S&P 500              RUSSELL 3000
                       INDEX                  INDEX
                       11.46%                 11.31%

o Investment grade bonds chalked up respectable gains despite a period of extreme interest rate volatility in April and May. The Lehman Brothers Aggregate Bond Index returned 6.13%. High-yield bonds, which can be less sensitive to changing interest rates, outperformed the stock market. The Merrill Lynch US High Yield, Cash Pay Only Index returned 13.64%.

 [Illustration of two arrows pointing up]

                   MERRILL LYNCH              LEHMAN
                       INDEX                  INDEX
                       13.64%                 6.13%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

ECONOMIC UPDATE ________________________________________________________________
                                                                  COLUMBIA FUNDS

Despite occasional uncertainty about jobs and consumer spending, the US economy grew at a pace of more than 4.5% during the 12-month period that began September 1, 2003 and ended August 31, 2004. Growth slowed in the final months of the period, and many economists lowered their expectations for the balance of 2004. Nevertheless, the US economy remained on solid ground.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence declined on weak job figures early in 2004. Confidence rose after the US labor markets added more than 1.2 million new jobs between March and May. However, disappointing job creation in June and July curbed consumer enthusiasm again in August.

Consumers expressed their confidence in the economy by spending on retail goods, autos and housing. Low mortgage rates continued to fuel a red-hot housing market. However, consumer spending declined in two of the last three months of the period, the first such pullback in a year. Businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on technology and capital equipment picked up, and outlays for office and warehouse construction turned the corner after a three-year downturn.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 11.46% during this 12-month reporting period. However, concerns about new terror threats and higher interest rates and energy prices sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks. Energy stocks and real estate investment trusts were the best-performing stocks for the period.

BONDS REFLECTED THE ECONOMIC NEWS

Despite periods of interest rate volatility, the US bond market delivered respectable gains. The yield on the 10-year US Treasury bond drifted generally lower for the first eight months of the period. Then it rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, twice during the period--from 1.00% to 1.25% in June and to 1.50% in August. 1

A shaky stock market, higher energy prices and some weak economic data gave the bond market a boost in July and August as the 10-year Treasury yield fell to 4.10%, ending the period lower than where it started. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 6.13%. Municipals were the best performers among investment-grade bonds, returning 7.11% as measured by the Lehman Brothers Municipal Bond Index. However, the high-yield sector outdistanced all other sectors. The Merrill Lynch US High Yield, Cash Pay Only Index returned 13.64%.

1   In September, the federal funds rate was raised to 1.75%.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE       WITHOUT           WITH
    ------------------------------------------
    Class A             21,761          20,506
    ------------------------------------------
    Class B             21,435          21,435
    ------------------------------------------
    Class C             21,435          21,435
    ------------------------------------------
    Class D             21,435          21,221
    ------------------------------------------
    Class Z             21,890           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

               CLASS A          CLASS A
           SHARES WITHOUT     SHARES WITH
           SALES CHARGE      SALES CHARGE       S&P 500 INDEX
            ------------      ------------      -------------
09/1994     10000.00           9425.00            10000.00
             9754.00           9193.00             9755.00
             9805.00           9241.00             9974.00
             9564.00           9014.00             9611.00
             9766.00           9205.00             9754.00
             9850.00           9284.00            10006.00
            10256.00           9666.00            10397.00
            10468.00           9866.00            10703.00
            10585.00           9976.00            11018.00
            10928.00          10299.00            11459.00
            11089.00          10452.00            11724.00
            11512.00          10850.00            12114.00
            11615.00          10947.00            12144.00
            12017.00          11326.00            12656.00
            11848.00          11167.00            12611.00
            12382.00          11670.00            13165.00
            12777.00          12042.00            13419.00
            13017.00          12269.00            13875.00
            13217.00          12457.00            14004.00
            13491.00          12716.00            14138.00
            13678.00          12891.00            14346.00
            13959.00          13157.00            14716.00
            14049.00          13241.00            14772.00
            13393.00          12623.00            14119.00
            13938.00          13136.00            14417.00
            14484.00          13651.00            15229.00
            14532.00          13696.00            15649.00
            15516.00          14624.00            16832.00
            15421.00          14534.00            16499.00
            15933.00          15017.00            17530.00
            16084.00          15160.00            17667.00
            15850.00          14938.00            16941.00
            16292.00          15355.00            17952.00
            17240.00          16249.00            19045.00
            17947.00          16915.00            19899.00
            19228.00          18123.00            21483.00
            18665.00          17592.00            20280.00
            19462.00          18343.00            21391.00
            18726.00          17649.00            20676.00
            19016.00          17923.00            21634.00
            19332.00          18220.00            22006.00
            19446.00          18328.00            22250.00
            20543.00          19362.00            23854.00
            21517.00          20279.00            25076.00
            21534.00          20296.00            25329.00
            21112.00          19898.00            24893.00
            22362.00          21076.00            25904.00
            22107.00          20835.00            25629.00
            18822.00          17739.00            21923.00
            19798.00          18660.00            23329.00
            20998.00          19791.00            25225.00
            22313.00          21030.00            26754.00
            24412.00          23009.00            28295.00
            25533.00          24065.00            29478.00
            24892.00          23461.00            28561.00
            26204.00          24697.00            29703.00
            26615.00          25085.00            30853.00
            25905.00          24415.00            30125.00
            27767.00          26170.00            31797.00
            26915.00          25367.00            30805.00
            26425.00          24905.00            30654.00
            25933.00          24442.00            29814.00
            27476.00          25896.00            31701.00
            28457.00          26821.00            32345.00
            30702.00          28937.00            34250.00
            29533.00          27835.00            32530.00
            30723.00          28956.00            31915.00
            33887.00          31939.00            35037.00
            32827.00          30939.00            33982.00
            31425.00          29618.00            33286.00
            32839.00          30951.00            34108.00
            32445.00          30579.00            33576.00
            34453.00          32472.00            35661.00
            31873.00          30040.00            33778.00
            30862.00          29088.00            33636.00
            28397.00          26764.00            30985.00
            28945.00          27280.00            31137.00
            29492.00          27796.00            32243.00
            26292.00          24780.00            29302.00
            24614.00          23199.00            27444.00
            26529.00          25004.00            29577.00
            26649.00          25116.00            29775.00
            25924.00          24433.00            29051.00
            25413.00          23952.00            28767.00
            23677.00          22316.00            26966.00
            21407.00          20176.00            24787.00
            21811.00          20557.00            25261.00
            23524.00          22171.00            27198.00
            23853.00          22481.00            27437.00
            23209.00          21874.00            27037.00
            22731.00          21424.00            26515.00
            23495.00          22144.00            27512.00
            21918.00          20658.00            25845.00
            21942.00          20681.00            25653.00
            20294.00          19127.00            23827.00
            18419.00          17360.00            21971.00
            18611.00          17541.00            22114.00
            16651.00          15694.00            19710.00
            18025.00          16988.00            21444.00
            19220.00          18115.00            22707.00
            17897.00          16868.00            21374.00
            17489.00          16484.00            20814.00
            17141.00          16156.00            20502.00
            17237.00          16246.00            20701.00
            18606.00          17536.00            22407.00
            19458.00          18339.00            23588.00
            19662.00          18532.00            23890.00
            20034.00          18882.00            24310.00
            20671.00          19483.00            24784.00
            20299.00          19132.00            24521.00
            21452.00          20219.00            25909.00
            21739.00          20489.00            26137.00
            22616.00          21315.00            27507.00
            22869.00          21554.00            28013.00
            23338.00          21996.00            28402.00
            23002.00          21679.00            27974.00
            22353.00          21068.00            27534.00
            22713.00          21407.00            27912.00
            23085.00          21758.00            28453.00
            21908.00          20648.00            27511.00
08/2004     21761.00          20506.00            27614.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                   A                      B                       C                       D                  Z
----------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02               11/01/02               10/13/03                 11/01/02          10/01/91
----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT     WITH       WITHOUT     WITH        WITHOUT    WITH         WITHOUT     WITH        WITHOUT
----------------------------------------------------------------------------------------------------------------------------
1-year                   5.28    -0.78          4.44    -0.56           4.44    3.44            4.50     2.47           5.58
----------------------------------------------------------------------------------------------------------------------------
5-year                  -3.81    -4.95         -4.10    -4.43          -4.10   -4.10           -4.10    -4.30          -3.70
----------------------------------------------------------------------------------------------------------------------------
10-year                  8.09     7.45          7.92     7.92           7.92    7.92            7.92     7.81           8.15


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                    A                     B                       C                       D                 Z
----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH        WITHOUT   WITH         WITHOUT   WITH          WITHOUT    WITH         WITHOUT
----------------------------------------------------------------------------------------------------------------------------
1-year                  17.40    10.65         16.49    11.49          16.49   15.49           16.43    14.28          17.79
----------------------------------------------------------------------------------------------------------------------------
5-year                  -3.63    -4.76         -3.89    -4.21          -3.89   -3.89           -3.90    -4.09          -3.52
----------------------------------------------------------------------------------------------------------------------------
10-year                  9.49     8.84          9.34     9.34           9.34    9.34            9.34     9.23           9.55


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID           FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------
           ACTUAL     HYPOTHETICAL       ACTUAL     HYPOTHETICAL      ACTUAL     HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------
Class A   1,000.00      1,000.00         935.20       1,019.25         5.69         5.94                1.17
--------------------------------------------------------------------------------------------------------------------
Class B   1,000.00      1,000.00         932.18       1,015.48         9.33         9.73                1.92
--------------------------------------------------------------------------------------------------------------------
Class C   1,000.00      1,000.00         933.29       1,015.48         9.33         9.73                1.92
--------------------------------------------------------------------------------------------------------------------
Class D   1,000.00      1,000.00         933.74       1,015.48         9.33         9.73                1.92
--------------------------------------------------------------------------------------------------------------------
Class Z   1,000.00      1,000.00         935.40       1,020.51         4.48         4.67                0.92


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 5.28% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LOWER THAN BOTH THE S&P 500 INDEX AND THE AVERAGE OF THE LIPPER LARGE CAP CORE FUNDS CATEGORY.

o A COMBINATION OF ABOVE-AVERAGE EXPOSURE TO THE TROUBLED INFORMATION TECHNOLOGY AND CONSUMER DISCRETIONARY SECTORS AND STOCK SELECTION RESTRAINED THE FUND'S PERFORMANCE.

 [Illustration of two arrows pointing up]

                   CLASS A SHARES         S&P 500 Index
                      5.28%                   11.46%

                                    OBJECTIVE
                          Seeks capital appreciation by
                          investing primarily in common
                         stocks of large capitalization,
                           well-established companies.

                                TOTAL NET ASSETS
                                 $306.7 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              18.10
    ------------------------------------------
    Class B                              17.88
    ------------------------------------------
    Class C                              17.88
    ------------------------------------------
    Class D                              17.88
    ------------------------------------------
    Class Z                              18.12

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.03
    ------------------------------------------
    Class B                               0.00
    ------------------------------------------
    Class C                               0.00
    ------------------------------------------
    Class D                               0.00
    ------------------------------------------
    Class Z                               0.10

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

For the 12-month period ended August 31, 2004, Columbia Common Stock Fund class A shares returned 5.28% without sales charge. This was less than the S&P 500 Index, which returned 11.46% over the same period. The fund's performance was also lower than the average return of its peer group, the Lipper Large Cap Core Funds Category, 7.46%. 1

The fund's underperformance was due to a combination of poor sector and stock selection. The fund's relatively low exposure to the strong energy and utilities sectors and an above-index weight in consumer and information technology stocks detracted from the fund's return. Although tech stocks QUALCOMM and Yahoo! both rose more than 70% during the period, most tech stocks fared poorly, and losses from holdings such as Veritas Software and Seagate Technology outweighed those gains. We eliminated all four positions. Financial and materials stocks helped performance. In financials, Bank One, which was acquired by JPMorgan Chase & Co., was a top performer.

CONTINUED FOCUS ON CONSUMER DISCRETIONARY SECTOR

While our above-index exposure to consumer discretionary stocks did not help returns during this reporting period, we continue to believe that the modest economic growth we expect in the coming year could favor this sector. We have recently purchased DirecTV Group and increased positions on Comcast. In many parts of the country, telephone and Internet service are now available through a cable connection, and we believe this trend has the potential to continue.

CAUTIOUS ON CONSUMER STAPLES

We are less confident about the prospects for consumer staples stocks and currently have a low investment weight in that sector. Higher commodity prices have driven up the price of basic materials, such as cardboard for boxes and the aluminum for cans. In today's competitive markets, it is more difficult for companies to pass those costs on to the consumer in the form of higher prices. We believe it is just a matter of time before these cost increases affect the profitability of consumer staples companies. At the end of the period, we eliminated our positions in companies we believe might be affected by this trend, including Kellogg, Hershey and Avon Products.

NEW HOLDING IN INDUSTRIALS

In a variation on that theme, we added Southwest Airlines to the portfolio at the end of the period because we were impressed that the company anticipated rising fuel costs and took action to control them. Southwest Airlines has locked in its fuel costs for 2004 at $24 a barrel,

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Financials                            20.0
    ------------------------------------------
    Information technology                17.2
    ------------------------------------------
    Consumer discretionary                17.2
    ------------------------------------------
    Health care                           14.6
    ------------------------------------------
    Energy                                 7.4

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    Microsoft                              3.8
    ------------------------------------------
    MGIC Investment                        2.7
    ------------------------------------------
    JPMorgan Chase & Co.                   2.5
    ------------------------------------------
    Citigroup                              2.4
    ------------------------------------------
    Fannie Mae                             2.1
    ------------------------------------------
    Pfizer                                 2.0
    ------------------------------------------
    DirecTV Group                          2.0
    ------------------------------------------
    Time Warner                            2.0
    ------------------------------------------
    Telefonos De Mexico SA                 2.0
    ------------------------------------------
    Kohl's                                 1.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    JPMorgan Chase & Co.                   2.5
    ------------------------------------------
    Comcast                                1.8
    ------------------------------------------
    DirecTV Group                          2.0
    ------------------------------------------
    Southwest Airlines                     1.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

and 50% of its supply for 2005 at $25 a barrel. With oil prices in the $40 range throughout much of this year, and many airlines struggling financially, we believe this enhances Southwest Airline's competitive position.

CAUTIOUS OPTIMISM GOING FORWARD

Although we are generally confident about US economic growth, we believe the past year has been a turning point for consumers. While inflation as measured by the Consumer Price Index has been negligible, we believe actual living costs have risen significantly for most Americans. Mortgage and interest rates have been low, but the cost of health coverage, car insurance and gasoline have all risen steadily. We believe this "stealth inflation" may be poised to catch up with the US economy, and could have an unexpected impact. As a result, we believe we have positioned the fund to take advantage of--and avoid the pitfalls of--some of these trends.

Columbia Common Stock Fund is managed by a group of managers from Columbia's large cap core team:

/s/ John Maack                /s/ Guy W. Pope, CFA

John Maack                    Guy W. Pope, CFA

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments.

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Common Stock Fund, subject to shareholder approval and the satisfaction of certain other conditions.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE        WITHOUT          WITH
    ------------------------------------------
    Class A             18,697          17,622
    ------------------------------------------
    Class B             18,449          18,449
    ------------------------------------------
    Class C             18,404          18,404
    ------------------------------------------
    Class D             18,464          18,281
    ------------------------------------------
    Class G             18,479          18,479
    ------------------------------------------
    Class Z             18,817           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                            COLUMBIA GROWTH FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

           CLASS A           CLASS A
       SHARES WITHOUT      SHARES WITH                          RUSSELL 1000
        SALES CHARGE      SALES CHARGE       S&P 500 INDEX      GROWTH INDEX
         ------------      ------------       -------------      ------------
09/1994     10000.00           9425.00           10000.00           10000.00
             9758.00           9197.00            9755.00            9865.00
             9940.00           9369.00            9974.00           10097.00
             9613.00           9061.00            9611.00            9773.00
             9749.00           9188.00            9754.00            9937.00
             9772.00           9210.00           10006.00           10150.00
            10247.00           9658.00           10397.00           10575.00
            10616.00          10006.00           10703.00           10884.00
            10765.00          10146.00           11018.00           11122.00
            11008.00          10375.00           11459.00           11509.00
            11424.00          10767.00           11724.00           11953.00
            11875.00          11193.00           12114.00           12450.00
            12083.00          11389.00           12144.00           12464.00
            12401.00          11688.00           12656.00           13039.00
            12084.00          11389.00           12611.00           13048.00
            12838.00          12099.00           13165.00           13555.00
            12965.00          12219.00           13419.00           13633.00
            13100.00          12346.00           13875.00           14088.00
            13700.00          12912.00           14004.00           14346.00
            13652.00          12867.00           14138.00           14365.00
            14103.00          13293.00           14346.00           14742.00
            14512.00          13678.00           14716.00           15257.00
            14508.00          13674.00           14772.00           15278.00
            13421.00          12650.00           14119.00           14383.00
            13878.00          13080.00           14417.00           14754.00
            14690.00          13845.00           15229.00           15828.00
            14950.00          14090.00           15649.00           15923.00
            15862.00          14950.00           16832.00           17119.00
            15660.00          14760.00           16499.00           16783.00
            16210.00          15278.00           17530.00           17960.00
            16224.00          15291.00           17667.00           17838.00
            15399.00          14513.00           16941.00           16873.00
            16162.00          15233.00           17952.00           17993.00
            17263.00          16270.00           19045.00           19292.00
            17981.00          16947.00           19899.00           20064.00
            19576.00          18450.00           21483.00           21837.00
            18858.00          17773.00           20280.00           20560.00
            19606.00          18479.00           21391.00           21572.00
            19112.00          18013.00           20676.00           20773.00
            19642.00          18512.00           21634.00           21656.00
            19779.00          18642.00           22006.00           21899.00
            20309.00          19141.00           22250.00           22554.00
            21802.00          20548.00           23854.00           24250.00
            22833.00          21520.00           25076.00           25217.00
            22902.00          21585.00           25329.00           25565.00
            22350.00          21065.00           24893.00           24839.00
            24044.00          22661.00           25904.00           26359.00
            23693.00          22330.00           25629.00           26185.00
            19793.00          18655.00           21923.00           22255.00
            20531.00          19351.00           23329.00           23964.00
            21683.00          20436.00           25225.00           25891.00
            23112.00          21783.00           26754.00           27861.00
            25786.00          24303.00           28295.00           30374.00
            27410.00          25834.00           29478.00           32157.00
            26500.00          24977.00           28561.00           30687.00
            28109.00          26493.00           29703.00           32305.00
            28162.00          26543.00           30853.00           32347.00
            27458.00          25880.00           30125.00           31354.00
            29540.00          27841.00           31797.00           33548.00
            28509.00          26870.00           30805.00           32482.00
            27728.00          26133.00           30654.00           33011.00
            27212.00          25647.00           29814.00           32318.00
            28736.00          27083.00           31701.00           34758.00
            30118.00          28386.00           32345.00           36635.00
            32497.00          30629.00           34250.00           40445.00
            31389.00          29584.00           32530.00           38548.00
            33169.00          31262.00           31915.00           40433.00
            36685.00          34575.00           35037.00           43328.00
            35188.00          33165.00           33982.00           41265.00
            32968.00          31072.00           33286.00           39186.00
            35892.00          33828.00           34108.00           42156.00
            35698.00          33645.00           33576.00           40398.00
            38575.00          36357.00           35661.00           44054.00
            35200.00          33176.00           33778.00           39887.00
            33113.00          31209.00           33636.00           38000.00
            29186.00          27507.00           30985.00           32399.00
            29915.00          28195.00           31137.00           31375.00
            31611.00          29794.00           32243.00           33543.00
            26572.00          25045.00           29302.00           27847.00
            23676.00          22315.00           27444.00           24818.00
            26640.00          25109.00           29577.00           27957.00
            26355.00          24840.00           29775.00           27546.00
            25781.00          24298.00           29051.00           26907.00
            24675.00          23256.00           28767.00           26234.00
            22548.00          21251.00           26966.00           24088.00
            20106.00          18950.00           24787.00           21684.00
            21240.00          20019.00           25261.00           22823.00
            23464.00          22114.00           27198.00           25016.00
            23513.00          22161.00           27437.00           24968.00
            22547.00          21250.00           27037.00           24527.00
            21354.00          20126.00           26515.00           23509.00
            22172.00          20897.00           27512.00           24322.00
            20318.00          19150.00           25845.00           22337.00
            20078.00          18924.00           25653.00           21797.00
            18077.00          17037.00           23827.00           19781.00
            16336.00          15396.00           21971.00           18693.00
            16584.00          15630.00           22114.00           18749.00
            14889.00          14033.00           19710.00           16805.00
            16141.00          15213.00           21444.00           18345.00
            16861.00          15892.00           22707.00           19342.00
            15624.00          14725.00           21374.00           18005.00
            15278.00          14400.00           20814.00           17568.00
            15188.00          14315.00           20502.00           17487.00
            15436.00          14548.00           20701.00           17812.00
            16621.00          15666.00           22407.00           19128.00
            17431.00          16428.00           23588.00           20083.00
            17603.00          16591.00           23890.00           20360.00
            17985.00          16951.00           24310.00           20867.00
            18458.00          17397.00           24784.00           21387.00
            18008.00          16972.00           24521.00           21158.00
            18991.00          17899.00           25909.00           22347.00
            19230.00          18125.00           26137.00           22581.00
            19680.00          18549.00           27507.00           23363.00
            20033.00          18881.00           28013.00           23839.00
            20161.00          19002.00           28402.00           23992.00
            19973.00          18825.00           27974.00           23546.00
            19410.00          18294.00           27534.00           23273.00
            19928.00          18783.00           27912.00           23705.00
            20251.00          19087.00           28453.00           24002.00
            18953.00          17863.00           27511.00           22646.00
08/2004     18697.00          17622.00           27614.00           22534.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                 A                  B                  C                     D                  G              Z
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION                11/01/02            11/01/02            10/13/03             11/01/02             11/01/02     06/16/67
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH    WITHOUT    WITH    WITHOUT     WITH      WITHOUT    WITH      WITHOUT  WITH      WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
1-year                  1.30  -4.52       0.53   -4.47       0.29    -0.71        0.57     -1.42       0.61   -4.39       1.58
--------------------------------------------------------------------------------------------------------------------------------
5-year                 -7.58  -8.67      -7.82   -8.12      -7.87    -7.87       -7.81     -7.99       7.79   -8.24      -7.46
--------------------------------------------------------------------------------------------------------------------------------
10-year                 6.46   5.83       6.32    6.32       6.29     6.29        6.32      6.22       6.33    6.33       6.53


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                 A                  B                  C                     D                  G              Z
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH    WITHOUT    WITH    WITHOUT    WITH      WITHOUT     WITH     WITHOUT    WITH     WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
1-year                 15.04   8.43      14.07    9.07      13.82    12.82       14.21     12.07      14.29    9.29      15.38
--------------------------------------------------------------------------------------------------------------------------------
5-year                 -7.27  -8.36      -7.50   -7.80      -7.54    -7.54       -7.49     -7.67      -7.47   -7.92      -7.16
--------------------------------------------------------------------------------------------------------------------------------
10-year                 8.16   7.52       8.03    8.03       8.00     8.00        8.04      7.93       8.05    8.05       8.22


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D and G (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D and G would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                            COLUMBIA GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL   ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     930.17     1,019.30      5.63        5.89             1.16
---------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     927.00     1,015.53      9.25        9.68             1.91
---------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     926.45     1,015.53      9.25        9.68             1.91
---------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     926.35     1,015.53      9.25        9.68             1.91
---------------------------------------------------------------------------------------------------------
Class G   1,000.00         1,000.00     926.90     1,015.79      9.01        9.42             1.86
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     930.82     1,020.56      4.42        4.62             0.91


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 1.30% WITHOUT SALES CHARGE.

o STOCK SELECTION AND OVERWEIGHT POSITIONS IN TECHNOLOGY AND CONSUMER CYCLICAL SECTORS HURT PERFORMANCE.

o INDUSTRIAL STOCKS HELPED PERFORMANCE AS WORLDWIDE ECONOMIC GROWTH PICKED UP. CONSUMER STAPLES STOCKS ALSO PERFORMED WELL AS INVESTORS GREW CONCERNED WITH A SLOWDOWN IN US ECONOMIC GROWTH.

[Illustration of two arrows pointing up]

                                           RUSSELL 1000
                   CLASS A SHARES          GROWTH INDEX
                        1.30%                 5.36%

                                    OBJECTIVE
                           Seeks capital appreciation
                            by investing in stocks of
                              companies expected to
                           experience long-term, above
                            average earnings growth.

                                TOTAL NET ASSETS
                                $ 811.0  million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              24.93
    ------------------------------------------
    Class B                              24.60
    ------------------------------------------
    Class C                              24.54
    ------------------------------------------
    Class D                              24.62
    ------------------------------------------
    Class G                              24.64
    ------------------------------------------
    Class Z                              25.09

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                            COLUMBIA GROWTH FUND

For the 12-month period ended August 31, 2004, Columbia Growth Fund's class A shares returned 1.30% without sales charge. The fund underperformed its benchmark the Russell 1000 Growth Index and the S&P 500 Index, which returned 5.36% and 11.46%, respectively, over the same period. The fund also trailed the Lipper Large Cap Growth Funds Category average, whose average return was 2.90%. 1 The fund's exposure to technology and consumer cyclical stocks was higher than their weight in the benchmark. This hurt performance because technology and consumer cyclicals were weak performers during the period. Stock selection in technology and consumer cyclicals also detracted from the fund's return.

STRONG GAINS FROM INDUSTRIALS, CONSUMER STAPLES SECTORS

The fund's focus on large profitable companies with strong competitive positions, healthy balance sheets and above-average sales growth led us to top performers in the industrial and consumer staples sectors. An above-average stake in industrials helped the fund as economic growth picked up worldwide. Tyco International, an industrial conglomerate under new management, did particularly well. We added to the fund's consumer staples holdings, but kept exposure to the sector lower than the benchmark because valuations have neared their historical peaks. The fund's strongest performers in consumer staples included Costco Wholesale, a warehouse chain that sells consumer goods. The company trimmed costs to improve its bottom line and capitalized on growing demand from small businesses.

Consumer discretionary stocks also aided performance once the fund was fully invested. Top performers included XM Satellite Radio Holdings and eBay. XM benefited from enhanced product offerings and growing demand, while eBay rallied as more people used its online auction services. Niche retailers Chico's FAS and Coach also delivered strong results. By contrast, media stocks were disappointing. Fading expectations for sustainable long-term growth in advertising revenues put pressure on the sector.

MIXED HEALTH CARE AND TECHNOLOGY RETURNS

The fund's health care returns were mixed. Medical products and devices companies, such as Alcon and St. Jude Medical, rallied nicely amid new product introductions. However, the fund lost some ground by not owning more shares of Johnson & Johnson when its stock price took off in the spring of 2004. Biotechnology stocks further detracted from performance. In particular, Amgen was hurt by concerns about Medicare reimbursement rates.

1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Information technology                28.0
    ------------------------------------------
    Health care                           21.7
    ------------------------------------------
    Consumer discretionary                13.9
    ------------------------------------------
    Consumer staples                      11.2
    ------------------------------------------
    Industrials                           10.8

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    Microsoft                              5.1
    ------------------------------------------
    Tyco International                     2.9
    ------------------------------------------
    Pfizer                                 2.9
    ------------------------------------------
    Intel                                  2.7
    ------------------------------------------
    Cisco Systems                          2.6
    ------------------------------------------
    Praxair                                2.4
    ------------------------------------------
    Teva Pharmaceutical Industries         2.3
    ------------------------------------------
    Johnson & Johnson                      2.0
    ------------------------------------------
    QUALCOMM                               2.0
    ------------------------------------------
    Zimmer Holdings                        1.9

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    Tyco International                     2.9
    ------------------------------------------
    Costco Wholesale                       1.2
    ------------------------------------------
    XM Satellite Radio Holdings            1.4
    ------------------------------------------
    eBay                                   1.4
    ------------------------------------------
    Chico's FAS                            0.9
    ------------------------------------------
    Coach                                  1.1
    ------------------------------------------
    Alcon                                  1.6
    ------------------------------------------
    St. Jude Medical                       1.4
    ------------------------------------------
    Johnson & Johnson                      2.0
    ------------------------------------------
    Amgen                                  0.9
    ------------------------------------------
    Cognizant Technology Solutions         1.0
    ------------------------------------------
    QUALCOMM                               2.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                            COLUMBIA GROWTH FUND

Within technology, we owned a range of companies we believed could benefit from an improving economy, increased corporate spending and the growing popularity of advanced communication devices. However, the technology sector had the largest negative impact on fund performance. Our exposure to technology was higher than its weight in the benchmark. That hurt performance because technology lagged the broader market. Stock selection also detracted from performance. We did well by overweighting Cognizant Technology Solutions and QUALCOMM. However, the gains we realized from these stocks were not enough to overcome losses from Seagate Technology, down 53%, and overweight in Red Hat, both were sold before the end of the period.

OPTIMISTIC OUTLOOK FOR LARGE-CAP STOCKS

We remain optimistic about the prospects for large-cap growth stocks, especially those with attractive valuations. We expect high quality companies with strategic, competitive product positioning to do better than companies whose fortunes are primarily dependent on the fortunes of the economy. With these factors in mind, we plan to maintain a diversified and balanced approach to sector exposure while picking what we believe are growth stocks with the potential to be market leaders.

                            Alexander S. Macmillan, CFA, has managed or co-managed Columbia Growth Fund since 1992 and has been with the advisor and its predecessors since 1989.

                            /s/ Alexander S. Macmillan

                            Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor and its predecessors since 2003.

                            /s/ Paul J. Berlinguet

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may invest in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in the current or expected earnings.

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Growth Fund, subject to shareholder approval and the satisfaction of certain other conditions.

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE        WITHOUT         WITH
    ------------------------------------------
    Class A             15,503         14,613
    ------------------------------------------
    Class B             15,229         15,229
    ------------------------------------------
    Class C             15,289         15,289
    ------------------------------------------
    Class D             15,348         15,192
    ------------------------------------------
    Class Z             15,674           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

              CLASS A            CLASS A           MSCI AC
           SHARES WITHOUT      SHARES WITH        WORLD EX US         MSCI EAFE
           SALES CHARGE       SALES CHARGE           INDEX              INDEX
          ------------       ------------        ------------         ----------
09/1994     10000.00           9425.00            10000.00            10000.00
             9663.00           9107.00             9752.00             9685.00
             9964.00           9391.00            10014.00            10008.00
             9450.00           8907.00             9532.00             9526.00
             9275.00           8741.00             9510.00             9586.00
             8566.00           8073.00             9078.00             9218.00
             8417.00           7933.00             9029.00             9191.00
             8738.00           8235.00             9539.00             9765.00
             8932.00           8418.00             9911.00            10132.00
             8827.00           8320.00             9867.00            10011.00
             8790.00           8285.00             9730.00             9836.00
             9372.00           8833.00            10282.00            10449.00
             9215.00           8686.00             9925.00            10051.00
             9439.00           8897.00            10095.00            10247.00
             9335.00           8798.00             9825.00             9971.00
             9521.00           8974.00            10056.00            10248.00
             9753.00           9192.00            10455.00            10662.00
             9879.00           9311.00            10598.00            10705.00
             9879.00           9311.00            10598.00            10742.00
            10245.00           9656.00            10796.00            10969.00
            10633.00          10022.00            11123.00            11289.00
            10804.00          10183.00            10956.00            11081.00
            10999.00          10367.00            11012.00            11143.00
            10431.00           9832.00            10647.00            10818.00
            10595.00           9986.00            10709.00            10841.00
            10864.00          10240.00            10975.00            11130.00
            10805.00          10183.00            10865.00            11016.00
            11223.00          10577.00            11285.00            11455.00
            11371.00          10717.00            11154.00            11307.00
            11363.00          10710.00            10948.00            10911.00
            11683.00          11012.00            11149.00            11090.00
            11798.00          11119.00            11125.00            11130.00
            12076.00          11382.00            11220.00            11189.00
            12773.00          12039.00            11912.00            11917.00
            13380.00          12610.00            12570.00            12574.00
            13781.00          12989.00            12824.00            12778.00
            12714.00          11983.00            11814.00            11823.00
            13584.00          12803.00            12454.00            12485.00
            12641.00          11915.00            11393.00            11525.00
            12585.00          11861.00            11250.00            11408.00
            12675.00          11946.00            11380.00            11507.00
            12777.00          12042.00            11720.00            12033.00
            13295.00          12531.00            12502.00            12805.00
            13749.00          12958.00            12934.00            13200.00
            14091.00          13281.00            13027.00            13304.00
            14285.00          13464.00            12790.00            13239.00
            14331.00          13507.00            12743.00            13339.00
            14414.00          13585.00            12864.00            13474.00
            12452.00          11736.00            11050.00            11805.00
            11796.00          11118.00            10817.00            11442.00
            12749.00          12016.00            11951.00            12635.00
            13638.00          12854.00            12592.00            13281.00
            14302.00          13480.00            13025.00            13805.00
            14737.00          13890.00            13011.00            13763.00
            14376.00          13549.00            12720.00            13436.00
            14747.00          13899.00            13334.00            13996.00
            15201.00          14327.00            14001.00            14563.00
            14664.00          13821.00            13343.00            13813.00
            15414.00          14527.00            13956.00            14352.00
            16043.00          15120.00            14283.00            14778.00
            16394.00          15451.00            14333.00            14832.00
            16737.00          15774.00            14429.00            14982.00
            17644.00          16629.00            14966.00            15544.00
            19865.00          18723.00            15564.00            16083.00
            22587.00          21288.00            17049.00            17528.00
            21507.00          20270.00            16124.00            16415.00
            22933.00          21614.00            16559.00            16856.00
            22557.00          21260.00            17181.00            17510.00
            20685.00          19495.00            16223.00            16589.00
            19082.00          17984.00            15807.00            16185.00
            19873.00          18731.00            16481.00            16817.00
            18963.00          17873.00            15830.00            16113.00
            19538.00          18414.00            16026.00            16253.00
            18330.00          17276.00            15137.00            15461.00
            17509.00          16502.00            14655.00            15096.00
            16718.00          15756.00            13999.00            14530.00
            17475.00          16470.00            14476.00            15046.00
            17381.00          16381.00            14693.00            15039.00
            16446.00          15500.00            13530.00            13911.00
            15309.00          14429.00            12573.00            12983.00
            16255.00          15321.00            13428.00            13885.00
            16007.00          15086.00            13057.00            13395.00
            15486.00          14596.00            12557.00            12847.00
            14978.00          14117.00            12277.00            12613.00
            14694.00          13849.00            11973.00            12294.00
            13239.00          12478.00            10702.00            11049.00
            13606.00          12824.00            11002.00            11332.00
            13926.00          13125.00            11505.00            11750.00
            14247.00          13428.00            11653.00            11819.00
            13619.00          12836.00            11155.00            11192.00
            13714.00          12926.00            11235.00            11270.00
            14353.00          13528.00            11831.00            11934.00
            14425.00          13596.00            11923.00            11958.00
            14568.00          13730.00            12053.00            12109.00
            14178.00          13362.00            11532.00            11627.00
            12958.00          12213.00            10407.00            10480.00
            12840.00          12102.00            10409.00            10456.00
            11526.00          10863.00             9305.00             9333.00
            11944.00          11257.00             9804.00             9834.00
            12325.00          11616.00            10276.00            10280.00
            11956.00          11269.00             9945.00             9935.00
            11421.00          10764.00             9596.00             9521.00
            11254.00          10607.00             9401.00             9303.00
            11171.00          10528.00             9218.00             9120.00
            11944.00          11257.00            10107.00            10014.00
            12598.00          11874.00            10751.00            10621.00
            12824.00          12086.00            11049.00            10878.00
            13169.00          12412.00            11343.00            11141.00
            13490.00          12714.00            11681.00            11410.00
            13858.00          13061.00            12008.00            11761.00
            14679.00          13835.00            12786.00            12494.00
            14821.00          13969.00            13065.00            12771.00
            15808.00          14899.00            14061.00            13769.00
            16129.00          15202.00            14288.00            13963.00
            16331.00          15392.00            14651.00            14285.00
            16486.00          15538.00            14741.00            14365.00
            16046.00          15123.00            14283.00            14041.00
            15868.00          14955.00            14329.00            14089.00
            16164.00          15235.00            14640.00            14397.00
            15534.00          14641.00            14214.00            13929.00
  08/2004   15503.00          14613.00            14328.00            13993.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. The MSCI Europe, Australasia, Far East
(EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                A                    B                  C                     D              Z
------------------------------------------------------------------------------------------------------------
INCEPTION               11/01/02             11/01/02          10/13/03               11/01/02      10/01/92
------------------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT     WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------------------------
1-year               14.99     8.38      14.07     9.07       14.51   13.51        14.55    12.45     15.65
------------------------------------------------------------------------------------------------------------
5-year               -1.11    -2.27      -1.46    -1.77       -1.38   -1.38        -1.31    -1.50     -0.89
------------------------------------------------------------------------------------------------------------
10-year               4.48     3.87       4.30     4.30        4.34    4.34         4.38     4.27      4.60


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                 A                  B                   C                     D              Z
------------------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT      WITH   WITHOUT     WITH     WITHOUT    WITH      WITHOUT     WITH    WITHOUT
------------------------------------------------------------------------------------------------------------
1-year               26.07     18.82     24.95    19.95       25.42   24.42        25.54    23.27     26.83
------------------------------------------------------------------------------------------------------------
5-year                0.95     -0.24      0.62     0.31        0.70    0.70         0.77     0.57      1.17
------------------------------------------------------------------------------------------------------------
10-year               5.26      4.64      5.09     5.09        5.13    5.13         5.17     5.06      5.37


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL   ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     951.39     1,016.74       8.19       8.47             1.67
---------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     949.07     1,013.02      11.81      12.19             2.41
---------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     949.07     1,014.38      10.48      10.84             2.14
---------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     949.32     1,014.43      10.44      10.79             2.13
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     954.40     1,019.41       5.60       5.79             1.14


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor and the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 14.99% WITHOUT SALES CHARGE.

o IN AN ENVIRONMENT THAT WAS FAVORABLE FOR STOCKS, THE FUND, ITS BENCHMARK AND PEER GROUP ALL EARNED DOUBLE DIGIT RETURNS.

o AN EMPHASIS ON TECHNOLOGY AND TELECOMMUNICATIONS STOCKS HURT PERFORMANCE. SOME OF THE FUND'S JAPANESE HOLDINGS WERE ALSO DISAPPOINTMENTS DURING THE PERIOD.

 [Illustration of two arrows pointing up]

                                          MSCI ALL COUNTRY
                   CLASS A SHARES        WORLD EX US INDEX
                        14.99%                 22.64%

                                    OBJECTIVE
                             Seeks long-term capital
                          appreciation by investing in
                        stocks issued by companies from
                        at least three countries outside
                               the United States.

                                TOTAL NET ASSETS
                                $ 593.8  million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              13.04
    ------------------------------------------
    Class B                              12.81
    ------------------------------------------
    Class C                              12.86
    ------------------------------------------
    Class D                              12.91
    ------------------------------------------
    Class Z                              13.14

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.00
    ------------------------------------------
    Class B                               0.00
    ------------------------------------------
    Class C                               0.00
    ------------------------------------------
    Class D                               0.00
    ------------------------------------------
    Class Z                               0.04

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

For the 12-month period ended August 31, 2004, Columbia International Stock Fund class A shares returned 14.99% without sales charge. The fund trailed the benchmark MSCI All Country World ex US Index, which returned 22.64% during the same period. The fund's return was also slightly lower than the 15.52% average return of its peer group, the Lipper International Multi-Cap Growth Fund Category. 1 The portfolio underperformed the benchmark mainly because of its overweight in the technology sector and its emphasis on certain telecommunications stocks. Also, some of the fund's Japanese holdings were disappointments during the period.

A CHANGING INVESTMENT ENVIRONMENT

There were two distinct market environments during the 12-month reporting period. During the first six months, low valuations, underestimated earnings growth and the global economic recovery provided a positive backdrop. During this period, the fund's sizeable technology allocation helped performance. However, in February the market environment began to change. Valuations began to look less attractive, fewer companies upgraded earnings estimates and concerns arose about slowing global growth and rising interest rates. In this environment, the fund's relatively large technology weight detracted from its return.

BOOSTING INVESTMENT IN JAPAN, THE UNITED KINGDOM AND AUSTRIA

The fund benefited from our regional allocation decisions. We reduced exposure to emerging markets, which helped the fund because emerging markets significantly underperformed developed markets. We used the proceeds from the sale of emerging market stocks to invest in Japan and the United Kingdom (UK), where the prospects for long-term economic growth appeared stronger.

In Japan, the economy continued to recover from a 10-year deflationary cycle. Companies have become more competitive on a global basis and the Japanese government has demonstrated a willingness to be more accommodative toward business. Yet, some of our Japanese holdings were disappointments during the period. A long-term favorite of ours, wireless communications company NTT DoCoMo, reported lower earnings as it came up against heavy competition from companies that had better technology and offered customers more favorable pricing. The company also suffered from government policies aimed at controlling telephone rates. We recently increased our position in the stock because we believed it was attractively priced relative to its future earnings prospects. The company appears to have stemmed its earnings decline, upgraded its technology and improved its pricing.

In the UK, we were drawn to the region's consistent GDP growth, relatively strong consumer spending and attractive housing sector. Our investments

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 COUNTRIES AS OF 08/31/04 (%)

    United Kingdom                        25.2
    ------------------------------------------
    Japan                                 20.0
    ------------------------------------------
    France                                10.7
    ------------------------------------------
    Germany                                6.8
    ------------------------------------------
    Switzerland                            5.0

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    ENI S.p.A.                             2.4
    ------------------------------------------
    BP PLC                                 2.3
    ------------------------------------------
    Nestle SA                              1.8
    ------------------------------------------
    Vodafone Group PLC                     1.8
    ------------------------------------------
    GlaxoSmithKline PLC                    1.6
    ------------------------------------------
    ING Groep NV                           1.6
    ------------------------------------------
    Reckitt Benckiser PLC                  1.6
    ------------------------------------------
    Takeda Pharmaceutical                  1.5
    ------------------------------------------
    Toyota Motor                           1.5
    ------------------------------------------
    E.ON AG                                1.5

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    NTT DoCoMo                             0.7
    ------------------------------------------
    BP PLC                                 2.3
    ------------------------------------------
    GlaxoSmithKline PLC                    1.6
    ------------------------------------------
    Erste Bank                             0.5
    ------------------------------------------
    Wienerberger AG                        0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

in BP PLC, a large integrated-energy company, and in GlaxoSmithKline PLC, a global pharmaceutical company, were positive for performance.

We also invested in Austria where we emphasized companies with exposure to East European countries that have entered the European Union. We added Erste Bank, which has had a significant pick-up in loan growth, and Wienerberger AG, the world's largest producer of bricks used in construction projects. Both companies benefited performance.

REDUCED EXPOSURE TO THAILAND

During the period, we reduced our position in Thailand from approximately 4.2% to approximately 0.5% of net assets. Investments in Thailand aided return for several years, as the country benefited from the global economic recovery, a pro-business government and brisk trading activity with China, Japan and the United States. However, in the last few months of the period, Thailand's business policies became less expansionary, and we became concerned that the country's export growth had the potential to decline in a cooling global economy.

BECOMING MORE DEFENSIVE

We believe that concerns about the pace of global economic growth and rising interest rates will continue to weigh on the market for several months. With this expectation, we have structured the portfolio more defensively, we cut back the fund's exposure to small companies and focused on large, established companies with dividend-paying potential in sectors such as pharmaceuticals, consumer staples and energy. We believe more cautious positioning may help the fund weather this period of uncertainty.

[PHOTO OF Penelope L. Burgess]    Penelope L. Burgess has co-managed the fund
                                  since July 2004 and has been with the advisor and its predecessors since 1993.

                                  /s/ Penelope L. Burgess

[PHOTO OF Deborah F. Snee]        Deborah F. Snee has co-managed the fund since
                                  July 2004 and has been with the advisor and its predecessors since 1999.

                                  /s/ Deborah F. Snee

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE        WITHOUT          WITH
    ------------------------------------------
    Class A             20,402          19,230
    ------------------------------------------
    Class B             20,114          20,114
    ------------------------------------------
    Class C             20,162          20,162
    ------------------------------------------
    Class D             20,138          19,939
    ------------------------------------------
    Class G             20,054          20,054
    ------------------------------------------
    Class T             20,450          19,275
    ------------------------------------------
    Class Z             20,582           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

          CLASS A           CLASS A
      SHARES WITHOUT       SHARES WITH        RUSSELL MIDCAP      RUSSELL MIDCAP
       SALES CHARGE       SALES CHARGE        GROWTH INDEX           INDEX
       --------------      ------------       --------------      -------------
09/1994    10000.00           9425.00            10000.00           10000.00
            9975.00           9401.00             9835.00            9756.00
           10230.00           9642.00            10005.00            9830.00
            9785.00           9223.00             9564.00            9397.00
            9973.00           9400.00             9698.00            9519.00
            9871.00           9304.00             9814.00            9714.00
           10213.00           9626.00            10336.00           10217.00
           10485.00           9882.00            10747.00           10509.00
           10517.00           9912.00            10837.00           10668.00
           10640.00          10028.00            11104.00           11019.00
           11318.00          10667.00            11609.00           11389.00
           12177.00          11477.00            12339.00           11943.00
           12380.00          11669.00            12475.00           12125.00
           12577.00          11854.00            12753.00           12400.00
           12054.00          11361.00            12430.00           12122.00
           12705.00          11974.00            12986.00           12724.00
           12917.00          12174.00            12992.00           12798.00
           12820.00          12083.00            13222.00           13068.00
           13392.00          12622.00            13722.00           13375.00
           13718.00          12929.00            13830.00           13569.00
           14916.00          14059.00            14498.00           13953.00
           15339.00          14457.00            14794.00           14164.00
           14460.00          13628.00            14347.00           13951.00
           13044.00          12294.00            13234.00           13088.00
           13840.00          13044.00            13950.00           13711.00
           14375.00          13549.00            14836.00           14388.00
           13971.00          13168.00            14662.00           14503.00
           14748.00          13900.00            15526.00           15386.00
           14605.00          13765.00            15265.00           15229.00
           14951.00          14092.00            15940.00           15799.00
           14717.00          13870.00            15589.00           15775.00
           14003.00          13198.00            14708.00           15105.00
           13899.00          13100.00            15069.00           15481.00
           15202.00          14327.00            16419.00           16611.00
           15694.00          14792.00            16874.00           17154.00
           16578.00          15624.00            18488.00           18585.00
           16526.00          15576.00            18307.00           18382.00
           17328.00          16331.00            19234.00           19432.00
           16319.00          15381.00            18270.00           18676.00
           16489.00          15541.00            18462.00           19121.00
           16453.00          15507.00            18704.00           19648.00
           16013.00          15093.00            18367.00           19279.00
           17037.00          16057.00            20094.00           20787.00
           18117.00          17075.00            20935.00           21772.00
           18061.00          17022.00            21220.00           21826.00
           17589.00          16578.00            20348.00           21152.00
           17874.00          16846.00            20924.00           21446.00
           16655.00          15698.00            20028.00           20423.00
           14568.00          13731.00            16205.00           17155.00
           15584.00          14688.00            17430.00           18265.00
           16234.00          15300.00            18713.00           19511.00
           16980.00          16004.00            19976.00           20434.00
           19191.00          18088.00            22046.00           21631.00
           18802.00          17720.00            22707.00           21594.00
           17250.00          16259.00            21597.00           20875.00
           17739.00          16719.00            22799.00           21529.00
           18315.00          17262.00            23839.00           23120.00
           18365.00          17309.00            23532.00           23053.00
           19648.00          18518.00            25174.00           23866.00
           19135.00          18035.00            24374.00           23210.00
           18778.00          17698.00            24120.00           22609.00
           19037.00          17942.00            23915.00           21813.00
           20183.00          19022.00            25764.00           22847.00
           22677.00          21373.00            28433.00           23505.00
           26163.00          24658.00            33357.00           25573.00
           26608.00          25078.00            33351.00           24727.00
           34196.00          32230.00            40361.00           26628.00
           33646.00          31711.00            40401.00           28154.00
           30358.00          28613.00            36478.00           26822.00
           28698.00          27048.00            33819.00           26112.00
           31880.00          30047.00            37407.00           26885.00
           30621.00          28860.00            35039.00           26583.00
           34905.00          32898.00            40323.00           29130.00
           34172.00          32207.00            38352.00           28714.00
           31787.00          29959.00            35728.00           28271.00
           27181.00          25618.00            27965.00           25727.00
           29788.00          28075.00            29438.00           27685.00
           29272.00          27589.00            31119.00           28131.00
           25982.00          24488.00            25736.00           26417.00
           23748.00          22382.00            22053.00           24780.00
           26018.00          24522.00            25729.00           26898.00
           25594.00          24122.00            25608.00           27398.00
           25123.00          23678.00            25621.00           27141.00
           24206.00          22814.00            23894.00           26365.00
           22831.00          21518.00            22162.00           25350.00
           20251.00          19087.00            18498.00           22292.00
           20984.00          19778.00            20443.00           23175.00
           22703.00          21397.00            22644.00           25117.00
           23536.00          22183.00            23505.00           26127.00
           22743.00          21435.00            22741.00           25970.00
           21722.00          20473.00            21451.00           25695.00
           23005.00          21683.00            23088.00           27237.00
           22416.00          21127.00            21867.00           26708.00
           22056.00          20787.00            21215.00           26407.00
           20531.00          19351.00            18873.00           24637.00
           18959.00          17869.00            17039.00           22233.00
           18515.00          17451.00            16979.00           22355.00
           17699.00          16681.00            15631.00           20292.00
           18191.00          17145.00            16842.00           21316.00
           18707.00          17632.00            18161.00           22796.00
           17734.00          16715.00            17064.00           21898.00
           17734.00          16715.00            16897.00           21455.00
           17327.00          16330.00            16750.00           21172.00
           17434.00          16432.00            17061.00           21382.00
           18311.00          17258.00            18223.00           22934.00
           19884.00          18741.00            19976.00           25032.00
           20208.00          19046.00            20262.00           25285.00
           20640.00          19454.00            20985.00           26120.00
           21722.00          20473.00            22142.00           27253.00
           20558.00          19376.00            21712.00           26913.00
           22215.00          20937.00            23462.00           28966.00
           22828.00          21515.00            24091.00           29780.00
           23031.00          21707.00            24353.00           30673.00
           23524.00          22171.00            25157.00           31566.00
           23451.00          22102.00            25580.00           32245.00
           23212.00          21877.00            25531.00           32251.00
           22095.00          20825.00            24811.00           31067.00
           22382.00          21095.00            25397.00           31838.00
           22899.00          21583.00            25800.00           32720.00
           20859.00          19660.00            24092.00           31290.00
08/2004    20402.00          19230.00            23791.00           31421.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS             A                 B                 C                 D                 G                 T            Z
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION            11/01/02          11/01/02          10/13/03          11/01/02          11/01/02          11/01/02     11/20/85
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH  WITHOUT     WITH  WITHOUT     WITH  WITHOUT     WITH  WITHOUT     WITH  WITHOUT    WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------------
1-year             -6.08   -11.48    -6.84   -11.50    -6.62    -7.55    -6.73    -8.59    -7.12   -11.76    -6.02   -11.44   -5.67
------------------------------------------------------------------------------------------------------------------------------------
5-year              1.67     0.48     1.38     1.11     1.43     1.43     1.41     1.21     1.32     0.91     1.72     0.52    1.85
------------------------------------------------------------------------------------------------------------------------------------
10-year             7.39     6.76     7.24     7.24     7.26     7.26     7.25     7.14     7.21     7.21     7.42     6.78    7.49


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS             A                 B                 C                 D                 G                 T            Z
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE     WITHOUT     WITH   WITHOUT    WITH   WITHOUT   WITH   WITHOUT   WITH    WITHOUT     WITH  WITHOUT     WITH  WITHOUT
------------------------------------------------------------------------------------------------------------------------------------
1-year             13.31     6.79    12.35     7.35    12.59    11.59    12.54    10.42    12.06     7.06    13.35     6.82   13.85
------------------------------------------------------------------------------------------------------------------------------------
5-year              3.11     1.89     2.85     2.57     2.89     2.89     2.87     2.67     2.78     2.36     3.15     1.94    3.28
------------------------------------------------------------------------------------------------------------------------------------
10-Year             9.31     8.66     9.17     9.17     9.19     9.19     9.18     9.07     9.13     9.13     9.33     8.68    9.40


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND CLASS T AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL   ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     876.98     1,017.34       7.31       7.86            1.55
---------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     872.81     1,013.67      10.73      11.54            2.28
---------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     873.61     1,014.18      10.27      11.04            2.18
---------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     873.41     1,014.08      10.36      11.14            2.20
---------------------------------------------------------------------------------------------------------
Class G   1,000.00         1,000.00     870.50     1,012.02      12.27      13.20            2.61
---------------------------------------------------------------------------------------------------------
Class T   1,000.00         1,000.00     876.43     1,017.50       7.17       7.71            1.52
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     878.44     1,019.56       5.24       5.63            1.11


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 6.08% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED ITS BENCHMARKS, THE RUSSELL MIDCAP GROWTH INDEX AND THE RUSSELL MIDCAP INDEX, AS WELL AS ITS PEER GROUP, THE LIPPER MIDCAP GROWTH FUNDS CATEGORY.

o WITH A NEW MANAGEMENT TEAM AND A NEW, MORE DISCIPLINED INVESTMENT APPROACH IN PLACE, WE BELIEVE THE FUND IS POSITIONED FOR POTENTIALLY BETTER PERFORMANCE GOING FORWARD.

   [Illustration of an arrow pointing down and two arrows pointing up]

                                    RUSSELL                     RUSSELL
      CLASS A                        MIDCAP                      MIDCAP
       SHARES                     GROWTH INDEX                   INDEX
       -6.08%                        7.46%                       15.29%

                                    OBJECTIVE
                            Seeks significant capital
                          appreciation by investing in
                           stocks of companies with a
                          market capitalization, at the
                       time of initial purchase, equal to
                       or less than the largest stock in
                           the Russell MidCap Index.

                                TOTAL NET ASSETS
                                $ 862.5  million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              16.99
    ------------------------------------------
    Class B                              16.75
    ------------------------------------------
    Class C                              16.79
    ------------------------------------------
    Class D                              16.77
    ------------------------------------------
    Class G                              16.70
    ------------------------------------------
    Class T                              17.03
    ------------------------------------------
    Class Z                              17.14

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

For the 12-month period ended August 31, 2004, Columbia Mid Cap Growth Fund class A shares returned negative 6.08% without sales charge. The fund underperformed both the Russell MidCap Growth Index and the Russell MidCap Index, which returned 7.46% and 15.29%, respectively, during the same period. The fund also trailed its peer group, the Lipper MidCap Growth Funds Category average, which was 2.26%. 1 Although the fund's energy holdings benefited from rising oil prices, its lack of exposure to the better-performing segments of the market, particularly technology, hurt performance during the overall period. With a new management team in place, we have taken steps aimed at reducing volatility and improving performance going forward.

SMALL COMPANY STOCKS HURT AS INVESTOR FOCUS SHIFTS TO LARGER COMPANIES

Fueled by a strengthening US economy, the stock market moved higher during the first six months of this reporting period. Small company stocks were the greatest beneficiaries of this trend. Investors favored small and highly leveraged, speculative companies on the expectation that they had the most to gain in an improving economy. However, that sentiment changed dramatically as investors became concerned about the strength of the recovery early in 2004. Investors shifted their support to larger, more stable companies.

The fund's technology holdings detracted from performance during the reporting period. We missed most of the major upward moves within the technology sector.

ENERGY AND HEALTH CARE STOCKS DELIVER SOLID RETURNS

The fund was helped by some of its energy and health care holdings. Rising oil prices boosted energy stocks and oil service stocks benefited most because companies have begun to explore for more energy sources after years of underinvestment. XTO Energy and National-Oilwell, as well as exploration and production companies such as Apache, were helped by this trend. In health care, a few high quality stocks made positive contributions to the fund, including DaVita, a dialysis services company, and Elan, an Irish biotechnology and drug company.

1 Lipper Inc., a widely respected data provider in the industry,calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Information technology                24.9
    ------------------------------------------
    Health care                           21.5
    ------------------------------------------
    Consumer discretionary                16.3
    ------------------------------------------
    Industrials                           10.8
    ------------------------------------------
    Energy                                 7.2

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    Medicis Pharmaceutical                 2.0
    ------------------------------------------
    Yum! Brands                            1.7
    ------------------------------------------
    DaVita                                 1.6
    ------------------------------------------
    Univision Communications               1.6
    ------------------------------------------
    Fisher Scientific International        1.4
    ------------------------------------------
    Potash Corp. of Saskatchewan           1.4
    ------------------------------------------
    Kinetic Concepts                       1.4
    ------------------------------------------
    Corporate Executive Board              1.4
    ------------------------------------------
    Manpower                               1.4
    ------------------------------------------
    ChoicePoint                            1.3

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    XTO Energy                             0.8
    ------------------------------------------
    National-Oilwell                       1.2
    ------------------------------------------
    Apache                                 0.5
    ------------------------------------------
    DaVita                                 1.6
    ------------------------------------------
    Elan                                   0.9
    ------------------------------------------
    Advanced Micro Devices                 0.6
    ------------------------------------------
    Altera                                 0.7
    ------------------------------------------
    Juniper Networks                       1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

ENCOURAGING OUTLOOK FOR ECONOMY AND STOCK MARKET

Although US stock markets have traded lower for the past few months, we see reasons for optimism--and attractive investment opportunities--going forward. In light of our expectation for modest but stable growth, we believe that stocks are more attractively priced. Given this outlook, we have begun adding stocks of emerging companies with favorable earnings prospects. For example, we added Advanced Micro Devices and Altera, two semiconductor manufacturers. We also initiated a position in Juniper Networks, a communications equipment company. We initiated positions in these stocks even though we reduced the fund's overall exposure to technology. At the same time, we added to the fund's financial services and materials holdings. We believe these two sectors have the potential to benefit from an improving economy, and both made positive contributions to performance for the period.

MORE DISCIPLINED INVESTMENT APPROACH IN PLACE

As part of a major restructuring of the fund, we have taken steps to limit exposure to any one industry in order to help manage exposure to risk. We have also introduced a systematic process that places more emphasis on valuation relative to earnings growth in selecting individual stocks for the portfolio. With a new management team and a new, more disciplined investment approach in place, we believe that the fund is positioned for potentially better performance going forward.

                            Kenneth A. Korngiebel has co-managed the fund since June 2004 and has been with the advisor and its predecessors since 1996.

                            /s/ Kenneth A. Korngiebel

                            Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor and its predecessors since 2003.

                            /s/ Trent E. Nevills

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/96 - 08/31/04 ($)

    SALES CHARGE                       WITHOUT
    ------------------------------------------
    Class Z                             20,978

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION ________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

VALUE OF A $10,000 INVESTMENT 10/01/96 - 08/31/04

[MOUNTAIN CHART]

        CLASS Z SHARES
         WITHOUT SALES      RUSSELL 2000        RUSSELL 2000
            CHARGE             INDEX            GROWTH INDEX
         --------------      ------------        ------------
10/1996    10000.00           10000.00            10000.00
           10174.00            9876.00             9628.00
           10488.40           10282.90             9895.66
           10762.10           10552.30            10088.60
           11507.90           10763.30            10340.80
           10819.80           10502.90             9716.25
           10223.60           10007.10             9030.29
           10190.90           10035.20             8925.53
           11474.90           11151.10            10267.00
           12244.90           11629.50            10615.10
           13098.40           12170.20            11158.60
           13753.30           12448.90            11493.30
           15021.30           13360.20            12410.50
           14449.00           12773.70            11664.60
           14200.50           12690.60            11387.00
           14432.00           12912.70            11393.90
           13817.20           12708.70            11242.30
           14952.90           13647.90            12235.00
           16261.30           14210.20            12747.70
           16435.30           14288.30            12825.40
           15247.00           13518.20            11893.00
           15715.10           13546.60            12014.30
           14978.10           12449.30            11011.10
           11771.30           10031.60             8469.76
           12854.20           10817.10             9328.59
           12984.10           11258.50             9815.54
           13720.30           11848.40            10577.20
           15108.80           12581.80            11534.50
           15030.20           12749.20            12053.50
           13452.00           11716.50            10950.60
           13678.00           11899.30            11340.50
           14077.40           12965.40            12341.80
           14381.50           13154.70            12361.60
           15681.60           13749.30            13013.00
           16089.30           13372.60            12610.90
           15725.70           12877.80            12139.30
           16002.40           12880.40            12373.60
           17554.70           12933.20            12690.30
           19964.90           13705.30            14031.70
           24047.80           15256.70            16505.50
           24249.80           15011.10            16352.00
           30794.80           17489.40            20157.10
           29559.90           16336.90            18038.60
           26349.70           15353.40            16216.70
           24884.70           14458.30            14796.10
           28385.90           15719.10            16707.80
           26205.90           15212.90            15275.90
           29285.10           16373.70            16882.90
           28066.80           15892.30            16043.90
           26663.50           15183.50            14741.10
           23453.20           13624.10            12064.10
           25451.40           14794.40            12802.40
           25767.00           15565.20            13838.10
           22981.60           14544.20            11940.90
           20993.70           13832.90            10855.50
           23433.20           14914.70            12184.20
           23599.50           15281.60            12466.90
           23984.20           15808.80            12807.20
           22785.00           14953.50            11714.80
           21092.10           14470.50            10982.60
           17835.50           12522.80             9210.02
           19105.30           13255.40            10096.00
           20452.30           14281.40            10939.00
           21838.90           15162.50            11620.50
           21249.30           15004.80            11206.80
           20197.40           14593.70            10481.80
           21534.50           15765.60            11392.60
           20856.20           15909.00            11146.50
           20088.70           15202.70            10494.50
           18740.70           14448.60             9604.54
           16203.20           12266.90             8128.33
           16459.20           12236.20             8124.26
           15751.50           11357.70             7537.69
           16027.10           11722.20             7919.10
           16942.30           12767.90             8703.88
           16037.60           12056.70             8103.31
           15987.90           11722.70             7882.90
           15741.60           11368.70             7672.43
           16056.50           11515.30             7788.28
           17345.80           12607.00             8525.05
           18950.30           13959.70             9485.83
           19422.20           14212.40             9668.90
           20140.80           15102.10            10399.90
           21272.70           15793.80            10958.30
           20623.90           15501.60            10681.10
           22669.80           16803.70            11603.90
           23191.20           17400.30            11982.20
           23142.50           17753.50            12036.20
           24519.40           18524.00            12668.10
           24431.20           18690.70            12649.10
           24135.50           18864.50            12708.50
           22926.40           17902.40            12070.50
           23320.70           18187.10            12310.70
           24029.60           18952.80            12720.70
           21816.50           17677.20            11578.40
08/2004    20978.00           17591.00            11332.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from October 1, 1996.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

    SHARE CLASS                           Z
    ------------------------------------------
    INCEPTION                         10/01/96
    ------------------------------------------
    SALES CHARGE                       WITHOUT
    ------------------------------------------
    1-year                               -1.39
    ------------------------------------------
    5-year                                5.93
    ------------------------------------------
    Life                                  9.81

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

    SHARE CLASS                           Z
    ------------------------------------------
    SALES CHARGE                       WITHOUT
    ------------------------------------------
    1-year                               23.71
    ------------------------------------------
    5-year                                8.91
    ------------------------------------------
    Life                                 11.98

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL   ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     867.88     1,019.41      5.35        5.79              1.14


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS Z SHARES RETURNED NEGATIVE 1.39% WITHOUT SALES CHARGE.

o THE FUND DID NOT HAVE SIGNIFICANT EXPOSURE TO SPECIALTY SEMICONDUCTOR STOCKS, WHICH WERE AMONG THE BEST TECHNOLOGY PERFORMERS FOR THE YEAR. AS A RESULT, IT UNDERPERFORMED ITS BENCHMARK AND PEER GROUP.

o THE FUND HAS A NEW MANAGEMENT TEAM, WHICH HAS TAKEN STEPS TO REDUCE VOLATILITY AND IMPROVE PERFORMANCE.

       [Illustration of an arrow pointing down and two arrows pointing up]

                                   RUSSELL 2000
          CLASS Z                     GROWTH                RUSSELL 2000
           SHARES                     INDEX                    INDEX
           -1.39%                     3.38%                   11.35%

                                    OBJECTIVE
                          Seeks capital appreciation by
                        investing in stocks of companies
                         with a market capitalization,
                        at the time of initial purchase,
                           equal to or less than the
                              largest stock in the
                            S&P SmallCap 600 Index.

                                TOTAL NET ASSETS
                                $ 543.0  million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class Z                              21.32

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

For the 12-month period ended August 31, 2004, Columbia Small Cap Growth Fund class Z shares returned negative 1.39% without sales charge. That was less than the return of the benchmark Russell 2000 Growth Index, which was 3.38%, and the Russell 2000 Index, which was 11.35%, during the same period. The fund also trailed its peer group, the Lipper Small-Cap Growth Funds Category average, which was 0.71%. 1

The fund benefited from strong stock selection in the health care, energy and materials sectors. However, technology held back performance because the fund lacked significant exposure to specialty semiconductor stocks, which were among the best technology performers during the year. With a new management team in place, we have taken steps aimed at reducing volatility and improving performance going forward.

SMALL CAPS HURT AS INVESTOR FOCUS SHIFTS TO LARGER COMPANIES

Fueled by a strengthening US economy, the stock market moved higher during the first six months of this reporting period. In this environment, investors favored small and highly leveraged, speculative companies that have the most to gain in an improving economy. Because the fund focuses on small-cap stocks, it was the beneficiary of this trend early in the reporting period. However, sentiment changed dramatically as investors reacted to a sluggish employment picture, the threat of higher interest rates and concerns about national security. The market's focus shifted from small companies to larger, more stable companies, and that shift hurt small-cap stocks as the year wore on.

The fund's substantial exposure to technology held back performance during the period because of our emphasis on the technology services and software industry. Within technology, the fund was underrepresented in specialty semiconductor stocks, which were the best performers for the benchmark.

ENERGY, MATERIALS AND HEALTH CARE STOCKS HELPED FUND DELIVER SOLID RETURNS

The fund delivered a solid return for the year on the strength of many of its energy, materials and health care holdings. In energy, rising oil prices boosted oil service stocks XTO Energy and National-Oilwell. The energy sector also benefited from the fact that companies have begun exploring for new energy sources after several years of underinvestment. In health care, the fund's investments in DaVita, a dialysis services company, and Renal Care Group, a medical equipment and supply company, helped performance. In the materials sector, OM Group, a specialty chemical company, and Steel Dynamics, a steel production company, also made positive contributions to performance.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Information technology                31.9
    ------------------------------------------
    Health care                           18.1
    ------------------------------------------
    Industrials                           16.8
    ------------------------------------------
    Consumer discretionary                14.0
    ------------------------------------------
    Energy                                 8.1

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    Amphenol                               2.5
    ------------------------------------------
    Renal Care Group                       2.0
    ------------------------------------------
    United Defense Industries              2.0
    ------------------------------------------
    Polycom                                1.7
    ------------------------------------------
    Autoliv                                1.6
    ------------------------------------------
    DaVita                                 1.6
    ------------------------------------------
    Corporate Executive Board              1.5
    ------------------------------------------
    ArthroCare                             1.5
    ------------------------------------------
    Silicon Laboratories                   1.5
    ------------------------------------------
    Manhattan Associates                   1.5

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    XTO Energy                             1.5
    ------------------------------------------
    National-Oilwell                       1.4
    ------------------------------------------
    DaVita                                 1.6
    ------------------------------------------
    Renal Care Group                       2.0
    ------------------------------------------
    OM Group                               1.1
    ------------------------------------------
    Steel Dynamics                         0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

MORE DISCIPLINED INVESTMENT APPROACH IN PLACE

Although US stock markets have traded lower during the past few months, we see reasons for optimism--and attractive investment opportunities--ahead. In light of our expectation for modest but stable growth over the near term, we believe that stock prices have become more attractive.

As part of a major restructuring of the fund, we have also taken steps to limit the fund's exposure to any one industry in order to help manage risk. And, we have introduced a systematic process that places more emphasis on valuations relative to earnings growth in selecting individual stocks for the portfolio. With a new management team and a new, more disciplined investment approach in place, we believe that the fund is positioned for potentially better performance going forward.

                            Kenneth A. Korngiebel has co-managed the fund since June 2004 and has been with the advisor and its predecessors since 1996.

                            /s/ Kenneth A. Korngiebel

                            Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor and its predecessors since 2003.

                            /s/ Trent E. Nevills

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE       WITHOUT            WITH
    ------------------------------------------
    Class A             36,671          34,573
    ------------------------------------------
    Class B             36,209          36,209
    ------------------------------------------
    Class C             36,193          36,193
    ------------------------------------------
    Class D             36,220          35,862
    ------------------------------------------
    Class Z             36,929            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

              CLASS A            CLASS A
           SHARES WITHOUT       SHARES WITH           NAREIT
            SALES CHARGE       SALES CHARGE           INDEX
           --------------      ------------          --------
 09/1994    10000.00            9425.00            10000.00
             9793.00            9230.00             9814.00
             9498.00            8952.00             9473.00
             9145.00            8619.00             9148.00
            10058.00            9480.00             9815.00
             9689.00            9132.00             9601.00
             9783.00            9221.00             9839.00
             9852.00            9285.00             9799.00
             9704.00            9146.00             9796.00
            10183.00            9598.00            10213.00
            10439.00            9839.00            10375.00
            10599.00            9989.00            10553.00
            10670.00           10056.00            10680.00
            10936.00           10308.00            10863.00
            10694.00           10079.00            10630.00
            10784.00           10163.00            10727.00
            11755.00           11079.00            11313.00
            11977.00           11289.00            11499.00
            12079.00           11385.00            11634.00
            12005.00           11315.00            11570.00
            11996.00           11306.00            11629.00
            12268.00           11563.00            11929.00
            12559.00           11837.00            12084.00
            12578.00           11854.00            12175.00
            13186.00           12428.00            12654.00
            13739.00           12949.00            12874.00
            14008.00           13203.00            13257.00
            14730.00           13883.00            13861.00
            16257.00           15322.00            15302.00
            16579.00           15626.00            15473.00
            16680.00           15721.00            15442.00
            16909.00           15936.00            15410.00
            16330.00           15391.00            14986.00
            16848.00           15879.00            15426.00
            17611.00           16599.00            16176.00
            18534.00           17468.00            16676.00
            18349.00           17294.00            16636.00
            19989.00           18840.00            18088.00
            19306.00           18195.00            17600.00
            19792.00           18654.00            17980.00
            20279.00           19113.00            18404.00
            20204.00           19042.00            18307.00
            19826.00           18686.00            17996.00
            20494.00           19316.00            18318.00
            19605.00           18477.00            17720.00
            19452.00           18333.00            17596.00
            19397.00           18282.00            17477.00
            18255.00           17205.00            16343.00
            16915.00           15942.00            14800.00
            17793.00           16770.00            15637.00
            17492.00           16486.00            15348.00
            17847.00           16821.00            15574.00
            17774.00           16752.00            15181.00
            17458.00           16454.00            14864.00
            17334.00           16337.00            14515.00
            17231.00           16241.00            14449.00
            18657.00           17584.00            15821.00
            19216.00           18111.00            16169.00
            18782.00           17702.00            15907.00
            18089.00           17049.00            15401.00
            18078.00           17039.00            15205.00
            17270.00           16277.00            14628.00
            16919.00           15946.00            14268.00
            16779.00           15814.00            14035.00
            17336.00           16339.00            14480.00
            17407.00           16406.00            14528.00
            16979.00           16003.00            14355.00
            17860.00           16833.00            14827.00
            18932.00           17843.00            15824.00
            19089.00           17991.00            15979.00
            19799.00           18660.00            16389.00
            21504.00           20267.00            17822.00
            20652.00           19465.00            17098.00
            21505.00           20268.00            17642.00
            20481.00           19304.00            16878.00
            21086.00           19873.00            17094.00
            22338.00           21054.00            18298.00
            22126.00           20854.00            18488.00
            21814.00           20560.00            18192.00
            21439.00           20206.00            18368.00
            22195.00           20919.00            18808.00
            22675.00           21371.00            19263.00
            23659.00           22299.00            20391.00
            23240.00           21904.00            19986.00
            23977.00           22598.00            20717.00
            22464.00           21172.00            19857.00
            21702.00           20455.00            19289.00
            22952.00           21633.00            20350.00
            23545.00           22191.00            20847.00
            23688.00           22326.00            20889.00
            24157.00           22768.00            21292.00
            25070.00           23629.00            22569.00
            25253.00           23801.00            22761.00
            25753.00           24273.00            23068.00
            26122.00           24620.00            23698.00
            24769.00           23344.00            22459.00
            24516.00           23106.00            22414.00
            23548.00           22194.00            21553.00
            22848.00           21534.00            20516.00
            24016.00           22635.00            21483.00
            24242.00           22848.00            21642.00
            23587.00           22231.00            21012.00
            23858.00           22486.00            21359.00
            24271.00           22875.00            21786.00
            25283.00           23829.00            22744.00
            26514.00           24990.00            24118.00
            27095.00           25537.00            24644.00
            28431.00           26796.00            25962.00
            28997.00           27329.00            26103.00
            29748.00           28037.00            26990.00
            30179.00           28444.00            27479.00
            31446.00           29638.00            28677.00
            32708.00           30827.00            29680.00
            33738.00           31798.00            30963.00
            34585.00           32596.00            31504.00
            36151.00           34073.00            33247.00
            31647.00           29827.00            28399.00
            33536.00           31608.00            30424.00
            34693.00           32698.00            31315.00
            34551.00           32564.00            31419.00
08/2004     36671.00           34573.00            33919.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that tracks performance of all publicly traded equity REIT. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                A                 B                 C                 D            Z
---------------------------------------------------------------------------------------------------
INCEPTION             11/01/02          11/01/02          10/13/03          11/01/02       04/01/94
---------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT   WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH    WITHOUT
---------------------------------------------------------------------------------------------------
1-year               26.42   19.15   25.53     20.53   25.47     24.47     25.55   23.32     26.72
---------------------------------------------------------------------------------------------------
5-year               15.19   13.83   14.90     14.67   14.89     14.89     14.90   14.67     15.35
---------------------------------------------------------------------------------------------------
10-year              13.88   13.21   13.73     13.73   13.73     13.73     13.74   13.62     13.96


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                A                 B                 C                 D            Z
---------------------------------------------------------------------------------------------------
SALES CHARGE       WITHOUT    WITH    WITHOUT  WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
---------------------------------------------------------------------------------------------------
1-year               28.05   20.69     27.12   22.12     27.05   26.05     27.14   24.87     28.36
---------------------------------------------------------------------------------------------------
5-year               13.06   11.73     12.80   12.56     12.79   12.79     12.81   12.59     13.21
---------------------------------------------------------------------------------------------------
10-year              13.23   12.56     13.10   13.10     13.10   13.10     13.11   12.99     13.31


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL    ACTUAL  HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     1,064.10   1,019.05       6.28       6.14             1.21
---------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     1,060.83   1,015.28      10.15       9.93             1.96
---------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     1,060.03   1,015.28      10.15       9.93             1.96
---------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     1,059.98   1,015.28      10.15       9.93             1.96
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,063.55   1,020.31       4.98       4.88             0.96


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 26.42% WITHOUT SALES CHARGE.

o A STRONG REIT MARKET CONTRIBUTED TO DOUBLE-DIGIT RETURNS FOR THE FUND, ITS BENCHMARK AND THE LIPPER REAL ESTATE FUNDS CATEGORY.

o THE FUND TRAILED ITS BENCHMARK AND PEER GROUP BECAUSE IT CONTINUED TO HOLD SIZEABLE INVESTMENTS IN PAPER AND FOREST PRODUCTS COMPANIES AS A DEFENSIVE STRATEGY.

[Illustration of two arrows pointing up]

                     CLASS A SHARES        NAREIT INDEX
                         26.42%                29.91%

                                    OBJECTIVE
                           Seeks capital appreciation
                           and above-average income by
                        investing in stocks of companies
                         principally engaged in the real
                         estate industry, including real
                        estate investment trusts (REITs).

                                TOTAL NET ASSETS
                                $ 923.3 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              25.59
    ------------------------------------------
    Class B                              25.60
    ------------------------------------------
    Class C                              25.58
    ------------------------------------------
    Class D                              25.59
    ------------------------------------------
    Class Z                              25.60

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.89
    ------------------------------------------
    Class B                               0.71
    ------------------------------------------
    Class C                               0.54
    ------------------------------------------
    Class D                               0.72
    ------------------------------------------
    Class Z                               0.96

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

For the 12-month period ended August 31, 2004, Columbia Real Estate Equity Fund class A shares returned 26.42% without sales charge. The fund trailed the benchmark NAREIT Index, a common measure of real estate securities' performance, which returned 29.91%. The fund also underperformed the average of the Lipper Real Estate Funds Category, which was 28.90%. 1 We believe the fund's defensive posture, represented by its overweight allocation to the paper and forest product sector, accounted for the gap in performance relative to the index and its peers.

MIXED ECONOMIC SIGNALS, A SLUGGISH STOCK MARKET AID REIT RETURNS

During the period, REITs benefited as the economy sent mixed signals to investors and investors sought higher yields. The REIT market corrected sharply in April and May 2004 in reaction to positive employment news that all but assured that the Federal Reserve Board would raise short-term interest rates. However, it rallied to new highs during the summer months as economic indicators weakened.

The rebound favored the fund's REIT investments, but it hurt the fund's positions in non-real-estate related companies--primarily the paper & forest products and containers & packaging sectors, which represented 12% of the portfolio as of 08/31/04. (The fund's investment policy permits it to hold up to 20% of assets in non-real-estate related companies.) We added to holdings in this sector, which worked out well when the REIT market corrected in the spring. But the correction was short-lived, and the substantial defensive position had a negative impact on the fund's 12-month return.

EMPHASIS ON BUSINESS PROSPECTS AIDED PERFORMANCE

During the 12-month reporting period, the fund increased its holdings in lodging stocks such as Host Marriott and selected non-REIT real estate companies, resulting in a significant overweight compared to the index--14% versus 5%. Lodging securities were strong performers as the sector's prospects steadily improved on increased business travel. We believe issues in this sector remain inexpensive relative to the index.

Other sectors of the real estate markets with links to economic prosperity, including shopping malls and industrial REITs, also performed well over the period. The fund benefited from its sizeable holdings in both. However we reduced our exposure to shopping malls and industrial REITs during the period because we believe they have become expensive relative to their earnings prospects. Retail remains the fastest growing sector of the REIT market, but we believe cash flow growth rates for these companies have peaked.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Industrial                            23.2
    ------------------------------------------
    Retail                                18.8
    ------------------------------------------
    Other                                 18.2
    ------------------------------------------
    Lodging                               15.7
    ------------------------------------------
    Office                                13.2

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    iStar Financial                        4.9
    ------------------------------------------
    Simon Property Group                   4.8
    ------------------------------------------
    Cousins Properties                     4.7
    ------------------------------------------
    Hilton Hotels                          4.5
    ------------------------------------------
    Equity Residential                     4.4
    ------------------------------------------
    Alexandria Real Estate Equities        4.0
    ------------------------------------------
    Prologis                               3.8
    ------------------------------------------
    General Growth Properties              3.8
    ------------------------------------------
    Host Marriott                          3.6
    ------------------------------------------
    Bowater                                3.3

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    Host Marriott                          3.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

We continued to maintain an underweight position in office and residential REITs because of poor business prospects in both sectors. Office vacancy rates remained high. Also, large unused blocks of space, which were leased prior to the 2001 recession, put a crimp on demand. We raised our exposure to residential REITs somewhat as demand for apartments improved. However, an oversupply of units--the result of overbuilding--has kept us cautious about the sector.

REITs REMAIN EXPENSIVE

REIT valuations remain high, both as compared to other securities and relative to the value of underlying real estate assets. The sector also faces the additional challenges of slow property cash flow growth and higher relative dividend tax rates. As a result of these factors, we believe that REIT stocks are due for a period of underperformance, particularly as the economy picks up steam. Therefore, we plan to continue to position the fund away from REIT stocks and toward other real-estate related issues, particularly in sectors linked to a recovering economy. We continue to monitor the sectors of the REIT market for positive and negative changes in light of the changing economic environment. We believe that our investment portfolio can benefit from the stronger economic conditions we expect going forward.

                            David Jellison has managed the fund since 1994 and has been with the advisor and its predecessors since 1992.

                            /s/ David Jellison

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 08/31/04 ($)

    SALES CHARGE     WITHOUT             WITH
    ------------------------------------------
    Class A           6,494              6,121
    ------------------------------------------
    Class B           6,394              6,202
    ------------------------------------------
    Class C           6,404              6,404
    ------------------------------------------
    Class D           6,424              6,360
    ------------------------------------------
    Class Z           6,544               n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

VALUE OF A $10,000 INVESTMENT 11/09/00 - 08/31/04

[MOUNTAIN CHART]

            CLASS A                CLASS A            MERRILL LYNCH
         SHARES WITHOUT          SHARES WITH         100 TECHNOLOGY
         SALES CHARGE            SALES CHARGE            INDEX
        --------------         ------------         ---------------
11/2000     10000.00               9425.00              10000.00
             8713.00               8212.00               7744.00
             8622.00               8127.00               7317.00
             9142.00               8617.00               8577.00
             6815.00               6423.00               6096.00
             6145.00               5792.00               5123.00
             7365.00               6941.00               6259.00
             7135.00               6725.00               5891.00
             7285.00               6866.00               5912.00
             6745.00               6357.00               5377.00
             6095.00               5745.00               4719.00
             4547.00               4285.00               3495.00
             5166.00               4869.00               4158.00
             5896.00               5557.00               4944.00
             6126.00               5773.00               4935.00
             6086.00               5736.00               4962.00
             5367.00               5058.00               4289.00
             6106.00               5755.00               4788.00
             5376.00               5067.00               4204.00
             5047.00               4757.00               3969.00
             4607.00               4342.00               3321.00
             3888.00               3664.00               2877.00
             3858.00               3636.00               2776.00
             3468.00               3269.00               2277.00
             3818.00               3598.00               2774.00
             4258.00               4013.00               3386.00
             3788.00               3570.00               2885.00
             3828.00               3608.00               2876.00
             3808.00               3589.00               2901.00
             3679.00               3467.00               2880.00
             4138.00               3900.00               3218.00
             4888.00               4607.00               3764.00
             4988.00               4701.00               3746.00
             5398.00               5088.00               3916.00
             5907.00               5568.00               4353.00
             5977.00               5634.00               4204.00
             6727.00               6340.00               4711.00
             7066.00               6660.00               4862.00
             6977.00               6576.00               4871.00
             7496.00               7065.00               5182.00
             7356.00               6933.00               5085.00
             7286.00               6867.00               4941.00
             6916.00               6519.00               4545.00
             7226.00               6811.00               4811.00
             7566.00               7131.00               4955.00
             6687.00               6302.00               4389.00
 08/2004     6494.00               6121.00               4192.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted, unmanaged index of 100 leading technology stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                   A                  B                     C                      D                Z
--------------------------------------------------------------------------------------------------------------------
INCEPTION                 11/01/02            11/01/02             10/13/03               11/01/02          11/09/00
--------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH    WITHOUT     WITH      WITHOUT     WITH      WITHOUT      WITH     WITHOUT
--------------------------------------------------------------------------------------------------------------------
1-year                    9.98    3.66       9.22     4.22        9.39      8.39        9.35        7.27      10.46
--------------------------------------------------------------------------------------------------------------------
Life                    -10.72  -12.09     -11.08   -11.79      -11.04    -11.04      -10.97      -11.20     -10.54


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                     A                  B                     C                     D                Z
--------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH    WITHOUT     WITH     WITHOUT      WITH     WITHOUT        WITH     WITHOUT
--------------------------------------------------------------------------------------------------------------------
1-year                   51.70   42.98      50.71    45.71       50.91     49.91       50.60       48.11      52.10
--------------------------------------------------------------------------------------------------------------------
Life                     -7.39   -8.88      -7.76    -8.53       -7.73     -7.73       -7.63       -7.88      -7.22


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)   EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL   ACTUAL   HYPOTHETICAL   ACTUAL   HYPOTHETICAL
---------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     888.14     1,015.58       9.02        9.63             1.90
---------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     883.72     1,011.81      12.55       13.40             2.65
---------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     884.92     1,011.81      12.56       13.40             2.65
---------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     884.17     1,011.81      12.55       13.40             2.65
---------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     890.15     1,016.84       7.84        8.36             1.65


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 9.98% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED BOTH THE MERRILL LYNCH 100 TECHNOLOGY INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY AVERAGE, WHICH BOTH GENERATED NEGATIVE RETURNS FOR THE PERIOD.

o THE MANAGEMENT TEAM'S DECISION TO EMPHASIZE CONSUMER-ORIENTED TECHNOLOGY COMPANIES IN THE SEMICONDUCTOR, WIRELESS COMMUNICATIONS AND INTERNET SECTORS ACCOUNTED FOR ITS STRONG PERFORMANCE.

[Illustration of an arrow pointing up and one arrow pointing down]

                                            MERRILL LYNCH 100
                  CLASS A SHARES             TECHNOLOGY INDEX
                       9.98%                      -3.73%

                                    OBJECTIVE
                         Seeks capital appreciation by
                       investing in stocks of technology
                           companies that may benefit
                               from technological
                           improvements, advancements
                                or developments.

                                TOTAL NET ASSETS
                                $ 35.8 MILLION

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                               6.50
    ------------------------------------------
    Class B                               6.40
    ------------------------------------------
    Class C                               6.41
    ------------------------------------------
    Class D                               6.43
    ------------------------------------------
    Class Z                               6.55

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

For the 12-month period ended August 31, 2004, Columbia Technology Fund class A shares returned 9.98% without sales charge. The fund outpaced the Merrill Lynch 100 Technology Index, which returned negative 3.73% for the same period. It also significantly outperformed the Lipper Science & Technology Category average of negative 6.20%. 1 The fund's emphasis on consumer-oriented semiconductor, wireless and Internet companies, combined with strong stock selection, helped its competitive performance.

FUND HELD ITS GROUND IN A CHANGING MARKET

During the first half of the 12-month period, the fund's aggressive positioning helped it generate robust returns in a rising stock market. But the broad-based economic growth that characterized the first six months hit a rough patch in the second half. Decelerating economic growth, the expectation of rising interest rates and sharply increased commodity prices slowed the stock market in 2004. Technology stock prices fell, in many cases erasing earlier gains. By contrast, the fund's strong sector and stock selection throughout the year helped it sustain its gains through the end of the period.

EMPHASIS ON CONSUMER-RELATED HOLDINGS HELPED PERFORMANCE

The fund's emphasis on consumer discretionary stocks proved to be an effective strategy when corporate spending did not accelerate as much as the markets had anticipated. XM Satellite Radio Holdings and eBay, the highly successful online auction company, were two of the fund's best performers. We held a substantial position in eBay, which represented 7.8% of net assets at the end of the period, a much higher weighting than its representation in the benchmark. We also had good returns from cell phone and television manufacturer Samsung Electronics.

STRONG RETURNS FROM SEMICONDUCTORS

Strong stock selection in semiconductors also helped fund performance. We were able to ride the computer graphics cycle with NVIDIA, buying the stock at a relatively attractive price prior to new product introductions, then taking profits after the product introductions. As new product sales slowed and the stock price declined, we added to our position again before a new product cycle resumed. We had a similar success with FormFactor, which sells testers of DDR equipment used for D-RAM computer memory upgrades in desktop computers. The company benefited as industry adoption of new DDR2 memory chips drove demand for its testers.

DISAPPOINTING RETURNS FROM INTERNET SOFTWARE SERVICES

The fund's weakest performers were Internet software services companies. This sector had done well in the past and we started the year with fairly large exposure to it. However, we trimmed our positions as

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Semiconductors & semiconductor
     equipment                            18.6
    ------------------------------------------
    Communications equipment              15.7
    ------------------------------------------
    Software                              11.8
    ------------------------------------------
    Internet & catalog retail             10.7
    ------------------------------------------
    Wireless telecommunication
     services                              9.9

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    Nokia Oyj                              7.9
    ------------------------------------------
    eBay                                   7.8
    ------------------------------------------
    PalmOne                                4.4
    ------------------------------------------
    XM Satellite Radio Holdings            3.8
    ------------------------------------------
    Silicon Laboratories                   3.3
    ------------------------------------------
    Samsung Electronics                    2.9
    ------------------------------------------
    Broadcom                               2.8
    ------------------------------------------
    Millicom International Cellular        2.5
    ------------------------------------------
    Marvell Technology Group               2.5
    ------------------------------------------
    Amazon.com                             2.3

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    XM Satellite Radio Holdings            3.8
    ------------------------------------------
    eBay                                   7.8
    ------------------------------------------
    Samsung Electronics                    2.9
    ------------------------------------------
    NVIDIA                                 0.8
    ------------------------------------------
    FormFactor                             0.5
    ------------------------------------------
    Millicom International Cellular        2.5
    ------------------------------------------
    VimpelCom                              2.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

the sector lost value. Free Internet provider United Online and the Internet DVD rental company NetFlix both had disappointing performance and we sold our positions during the year.

COMMUNICATIONS OPPORTUNITIES OVERSEAS

We maintained a relatively high exposure to international markets with investments in Millicom International Cellular and VimpelCom, which posted double-digit returns during the 12-month reporting period. Millicom provides cellular service in developing countries in Africa, Asia and South America, while VimpelCom is a leading cell phone carrier in Russia. We believe international cell phone service companies offer greater upside potential than their US counterparts because of higher growth rates and lower competition in the developing markets they serve.

UNCERTAIN TIMES AHEAD

The fund faired well in a 12-month period notable for its downward trend. While the difficult market for tech stocks may not yet be over, the fall season is usually the strongest season in the yearly technology cycle. Even so, incoming economic data remains somewhat difficult to interpret and markets are likely to remain volatile through the presidential election.

                         Wayne Collette has co-managed the Columbia Technology Fund since June 2002 and has been with the advisor and its predecessors since 2001.

                         /s/ Wayne Collette

                         Theodore Wendell joined the advisor and its predecessors in 2000. Except for the period between June and August 2004, he has co-managed the fund since June 2002.

                         /s/ Theodore Wendell

                         Trent Nevills has co-managed the fund since August 2003 and has been with the advisor since 2003.

                         /s/ Trent Nevills

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 08/31/04 ($)

    SALES CHARGE     WITHOUT            WITH
    ------------------------------------------
    Class A          18,694            17,621
    ------------------------------------------
    Class B          18,416            18,116
    ------------------------------------------
    Class C          18,426            18,426
    ------------------------------------------
    Class D          18,416            18,234
    ------------------------------------------
    Class Z          18,784              n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

VALUE OF A $10,000 INVESTMENT 11/09/00 - 08/31/04

[MOUNTIAN CHART]

          CLASS A            CLASS A
      SHARES WITHOUT       SHARES WITH      RUSSELL 3000
       SALES CHARGE       SALES CHARGE       VALUE INDEX      S&P 500 INDEX
      --------------      ------------      -------------     -------------
11/2000    10000.00            9425.00          10000.00          10000.00
            9790.00            9227.00           9730.00           9399.00
           11224.00           10579.00          10253.00           9445.00
           12274.00           11568.00          10308.00           9780.00
           12254.00           11549.00          10040.00           8888.00
           11984.00           11295.00           9699.00           8325.00
           12934.00           12190.00          10172.00           8972.00
           13743.00           12953.00          10403.00           9032.00
           13963.00           13160.00          10218.00           8812.00
           13884.00           13085.00          10182.00           8726.00
           13664.00           12879.00           9799.00           8180.00
           12325.00           11616.00           9082.00           7519.00
           12736.00           12003.00           9024.00           7662.00
           13896.00           13097.00           9558.00           8250.00
           14568.00           13731.00           9808.00           8323.00
           14599.00           13759.00           9747.00           8201.00
           14719.00           13872.00           9766.00           8043.00
           15591.00           14695.00          10248.00           8345.00
           15521.00           14629.00           9951.00           7840.00
           15541.00           14648.00           9970.00           7782.00
           14900.00           14043.00           9426.00           7228.00
           13636.00           12852.00           8510.00           6665.00
           13676.00           12889.00           8567.00           6708.00
           12311.00           11603.00           7639.00           5979.00
           12894.00           12153.00           8172.00           6505.00
           14141.00           13328.00           8696.00           6888.00
           13310.00           12544.00           8318.00           6484.00
           12945.00           12201.00           8115.00           6314.00
           12681.00           11952.00           7895.00           6219.00
           12620.00           11894.00           7913.00           6279.00
           13827.00           13032.00           8613.00           6797.00
           14982.00           14121.00           9192.00           7155.00
           15125.00           14255.00           9310.00           7247.00
           15601.00           14704.00           9472.00           7374.00
           16169.00           15239.00           9634.00           7518.00
           16037.00           15114.00           9539.00           7438.00
           16928.00           15955.00          10137.00           7859.00
           17294.00           16299.00          10294.00           7928.00
           18117.00           17075.00          10908.00           8344.00
           18503.00           17439.00          11114.00           8497.00
           18941.00           17852.00          11351.00           8615.00
           19002.00           17909.00          11271.00           8485.00
           18666.00           17592.00          10971.00           8352.00
           18675.00           17601.00          11084.00           8467.00
           19224.00           18119.00          11369.00           8631.00
           18582.00           17514.00          11178.00           8345.00
08/2004    18694.00           17621.00          11336.00           8379.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Index. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                   A                   B                    C                     D                 Z
--------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02            11/01/02             10/13/03             11/01/02           11/09/00
--------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH    WITHOUT     WITH     WITHOUT     WITH      WITHOUT      WITH      WITHOUT
--------------------------------------------------------------------------------------------------------------------
1-year                   15.64    8.99      14.85     9.85       14.92     13.92       14.93     12.79        15.98
--------------------------------------------------------------------------------------------------------------------
Life                     17.85   16.04      17.39    16.89       17.41     17.41       17.39     17.09        18.00
--------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                   A                  B                    C                      D                 Z
--------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH     WITHOUT   WITH       WITHOUT    WITH      WITHOUT     WITH       WITHOUT
--------------------------------------------------------------------------------------------------------------------
1-year                   27.12   19.81      26.25    21.25       26.32     25.32      26.27      24.01        27.49
--------------------------------------------------------------------------------------------------------------------
Life                     19.68   17.75      19.23    18.71       19.25     19.25      19.21      18.89        19.82


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



                     ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
                   ACTUAL     HYPOTHETICAL     ACTUAL       HYPOTHETICAL    ACTUAL      HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
Class A           1,000.00      1,000.00       986.98         1,018.55        6.54         6.65                 1.31
--------------------------------------------------------------------------------------------------------------------------
Class B           1,000.00      1,000.00       983.91         1,014.83       10.22        10.38                 2.05
--------------------------------------------------------------------------------------------------------------------------
Class C           1,000.00      1,000.00       985.07         1,014.83       10.23        10.38                 2.05
--------------------------------------------------------------------------------------------------------------------------
Class D           1,000.00      1,000.00       986.07         1,015.33        9.74         9.88                 1.95
--------------------------------------------------------------------------------------------------------------------------
Class Z           1,000.00      1,000.00       988.29         1,019.86        5.25         5.33                 1.05


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 15.64% WITHOUT SALES CHARGE.

o THE FUND, ITS BENCHMARK AND PEER GROUP ALL GENERATED DOUBLE-DIGIT RETURNS DURING A PERIOD THAT BEGAN ON A FAVORABLE NOTE FOR STOCKS BUT LOST STEAM AS THE PERIOD WORE ON.

o THE FUND'S LARGE CASH POSITION HURT PERFORMANCE RELATIVE TO ITS BENCHMARK, THE RUSSELL 3000 VALUE INDEX. HOWEVER, WE BELIEVE THAT STRONG STOCK SELECTION HELPED THE FUND DO BETTER THAN THE LIPPER MULTI-CAP VALUE FUND CATEGORY AVERAGE.

[Illustration of two arrows pointing up]

                                           RUSSELL 3000
                  CLASS A SHARES           VALUE INDEX
                     15.64%                   17.64%

                                   OBJECTIVE
                           Seeks long-term growth of
                           capital by using a "value"
                        approach to investing primarily
                               in common stocks.

                                TOTAL NET ASSETS
                                $ 409.4 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    CLASS A                              18.37
    ------------------------------------------
    CLASS B                              18.17
    ------------------------------------------
    CLASS C                              18.18
    ------------------------------------------
    CLASS D                              18.17
    ------------------------------------------
    CLASS Z                              18.42

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    CLASS A                               0.07
    ------------------------------------------
    CLASS B                               0.00
    ------------------------------------------
    CLASS C                               0.00
    ------------------------------------------
    CLASS D                               0.00
    ------------------------------------------
    CLASS Z                               0.11

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

For the 12-month period ended August 31, 2004, Columbia Strategic Investor Fund class A shares returned 15.64% without sales charge. The fund trailed the Russell 3000 Value Index, which returned 17.64%. However, it did better than the Lipper Multi-Cap Value Fund Category average, which was 14.16%. 1 Our decision to position the fund conservatively by building its cash position hampered returns relative to its benchmark.

FOCUS ON ECONOMIC RECOVERY AND ENERGY SECTOR

Our decision to emphasize sectors that could benefit from the economic recovery helped performance in the first half of the fiscal year, CNH Global, Eaton, Georgia Pacific (which we sold during the period), Dow Chemical and 3M all had a favorable impact, while energy stocks have been key to the fund's return thus far in 2004.

Soaring oil and natural gas prices boosted the outlook for energy company earnings, including those of a key fund holding, oil services firm Transocean. We added Texas-based Input/Output and Norway's TGS Nopec Geophysical to the portfolio, expecting these seismic service companies to benefit as large oil companies sought new deposits of oil and gas. Both stocks posted sharp gains.

CONSUMER AND HEALTH CARE SECTORS

The fund benefited from gains in several non-US consumer stocks. Nokian Renkaat, a Finnish tire company, and Stockmann, a Finnish department store, benefited from healthy sales in their core markets as well as new growth opportunities in Russia and other former Soviet Union countries. However, we pared back our overall stake in consumer-related stocks during the period because of our concern that US consumer spending may slow down in an environment of slower economic growth and rising interest rates. The latter also led us to underweight financial services companies.

In the health care sector, pharmaceuticals came under pressure amid patent expirations and anemic new product flows. Yet, some of the fund's non-pharmaceutical health care holdings posted robust gains. Both Biogen Idec, a biotechnology firm, and Cytyc, a testing company, reported gains. By contrast, health services provider Cardinal Health (no longer in the portfolio) declined amid investigations into its accounting practices.

EMERGING MARKETS

Fading prospects for sustained economic growth caused some emerging and other international markets to weaken during the second half of the period, after several consecutive quarters of positive returns. In Korea, Samsung Electronics fell sharply in late April as its earnings outlook clouded over. However, we continue to own the stock because we believe

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[Sidebar]

TOP 5 SECTORS AS OF 08/31/04 (%)

    Health care                         11.8
    ----------------------------------------
    Financials                          11.4
    ----------------------------------------
    Industrials                         11.4
    ----------------------------------------
    Consumer discretionary               9.9
    ----------------------------------------
    Energy                               8.0

TOP 10 HOLDINGS AS OF 08/31/04 (%)

    3M                                   1.5
    ----------------------------------------
    JPMorgan Chase & Co.                 1.3
    ----------------------------------------
    Samsung Electronics                  0.8
    ----------------------------------------
    DST Systems                          0.8
    ----------------------------------------
    Microsoft                            0.8
    ----------------------------------------
    Transocean                           0.7
    ----------------------------------------
    Potash Corp. of Saskatchewan         0.7
    ----------------------------------------
    Citigroup                            0.7
    ----------------------------------------
    Schlumberger                         0.7
    ----------------------------------------
    HSBC                                 0.7

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    CNH Global                           0.1
    ----------------------------------------
    Eaton                                0.6
    ----------------------------------------
    Dow Chemical                         0.3
    ----------------------------------------
    3M                                   1.5
    ----------------------------------------
    Transocean                           0.7
    ----------------------------------------
    Input/Output                         0.5
    ----------------------------------------
    TGS Nopec Geophysical                0.5
    ----------------------------------------
    Stockmann                            0.4
    ----------------------------------------
    Biogen Idec                          0.5
    ----------------------------------------
    Cytyc                                0.4
    ----------------------------------------
    Samsung Electronics                  0.8
    ----------------------------------------
    Millicom International Cellular      0.4
    ----------------------------------------
    Nestle                               0.6
    ----------------------------------------
    Unilever                             0.5
    ----------------------------------------
    Nokian Renkaat                       0.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

the company has the potential to rebound. Millicom International Cellular, which provides cellular phone services in more than a dozen developing countries, recorded a strong gain for the period despite recent profit-taking. Questions about the company's licensing in Pakistan made investors uneasy, as did concerns that arose in other emerging markets where the company operates. We trimmed our position in the stock.

MORE CONSERVATIVE POSITIONING FOR PORTFOLIO

Beginning in April, larger-capitalization stocks began to outperform small- and mid-sized issues. This shift, coupled with our concern about the sustainability of the economic recovery, precipitated our move to place the portfolio on a more conservative footing. To do this, we cut back on our exposure to economically sensitive sectors, and shifted our emphasis to larger, more stable growth stocks in less cyclical sectors. Among our additions were, Nestle and Unilever. In keeping with our cautious outlook, we allowed the fund's cash position to rise to approximately 22% by the period's end.

[PHOTO OF Robert A. Unger]      Robert A. Unger, CFA, has managed or co-managed
                                Columbia Strategic Investor Fund since November
                                2000 and has been with the advisor and its predecessors since 1984.

                                /s/ Robert A. Unger

[PHOTO OF Emil A. Gjester]      Emil A. Gjester has served as an assistant
                                portfolio manager or co-portfolio manager of the fund since November 2002 and has been with the advisor and its predecessors since 1996.

                                /s/ Emil A. Gjester

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies may trade less frequently, may trade smaller volumes and may fluctuate more sharply in price than stocks of larger companies.

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE       WITHOUT           WITH
    ------------------------------------------
    Class A            20,769           19,570
    ------------------------------------------
    Class B            20,483           20,483
    ------------------------------------------
    Class C            20,483           20,483
    ------------------------------------------
    Class D            20,500           20,296
    ------------------------------------------
    Class Z            20,914             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                          COLUMBIA BALANCED FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]
                                                         LEHMAN
              CLASS A         CLASS A                   BROTHERS
          SHARES WITHOUT   SHARES WITH     S&P 500     AGGREGATE
           SALES CHARGE    SALES CHARGE     INDEX      BOND INDEX
         --------------   ------------   ----------   ----------
09/1994     10000.00         9425.00      10000.00     10000.00
             9805.00         9241.00       9755.00      9853.00
             9822.00         9257.00       9974.00      9844.00
             9681.00         9125.00       9611.00      9822.00
             9822.00         9257.00       9754.00      9890.00
             9958.00         9386.00      10006.00     10086.00
            10288.00         9696.00      10397.00     10326.00
            10436.00         9836.00      10703.00     10389.00
            10567.00         9960.00      11018.00     10535.00
            10934.00        10305.00      11459.00     10942.00
            11077.00        10440.00      11724.00     11022.00
            11291.00        10642.00      12114.00     10998.00
            11413.00        10757.00      12144.00     11131.00
            11673.00        11002.00      12656.00     11239.00
            11656.00        10986.00      12611.00     11385.00
            12001.00        11311.00      13165.00     11556.00
            12284.00        11578.00      13419.00     11718.00
            12438.00        11722.00      13875.00     11795.00
            12431.00        11716.00      14004.00     11590.00
            12529.00        11809.00      14138.00     11509.00
            12578.00        11855.00      14346.00     11444.00
            12702.00        11971.00      14716.00     11421.00
            12820.00        12083.00      14772.00     11574.00
            12558.00        11836.00      14119.00     11606.00
            12758.00        12024.00      14417.00     11586.00
            13144.00        12389.00      15229.00     11787.00
            13301.00        12536.00      15649.00     12049.00
            13878.00        13080.00      16832.00     12255.00
            13732.00        12943.00      16499.00     12141.00
            14070.00        13261.00      17530.00     12179.00
            14111.00        13300.00      17667.00     12209.00
            13899.00        13100.00      16941.00     12074.00
            14289.00        13467.00      17952.00     12255.00
            14766.00        13917.00      19045.00     12371.00
            15209.00        14334.00      19899.00     12518.00
            16076.00        15151.00      21483.00     12856.00
            15587.00        14691.00      20280.00     12747.00
            16028.00        15106.00      21391.00     12935.00
            15847.00        14936.00      20676.00     13122.00
            16159.00        15230.00      21634.00     13182.00
            16305.00        15367.00      22006.00     13316.00
            16533.00        15582.00      22250.00     13486.00
            17112.00        16128.00      23854.00     13475.00
            17599.00        16587.00      25076.00     13521.00
            17699.00        16682.00      25329.00     13591.00
            17623.00        16610.00      24893.00     13720.00
            18214.00        17166.00      25904.00     13837.00
            18137.00        17094.00      25629.00     13866.00
            16775.00        15811.00      21923.00     14092.00
            17347.00        16350.00      23329.00     14422.00
            17909.00        16879.00      25225.00     14346.00
            18572.00        17504.00      26754.00     14427.00
            19578.00        18453.00      28295.00     14471.00
            20136.00        18979.00      29478.00     14573.00
            19689.00        18557.00      28561.00     14318.00
            20331.00        19162.00      29703.00     14397.00
            20527.00        19346.00      30853.00     14443.00
            20126.00        18969.00      30125.00     14316.00
            20815.00        19618.00      31797.00     14270.00
            20402.00        19229.00      30805.00     14209.00
            20162.00        19002.00      30654.00     14202.00
            20067.00        18913.00      29814.00     14366.00
            20689.00        19499.00      31701.00     14420.00
            21130.00        19915.00      32345.00     14418.00
            22061.00        20793.00      34250.00     14349.00
            21552.00        20313.00      32530.00     14302.00
            22177.00        20902.00      31915.00     14475.00
            23587.00        22231.00      35037.00     14666.00
            23094.00        21766.00      33982.00     14623.00
            22519.00        21224.00      33286.00     14616.00
            23265.00        21927.00      34108.00     14920.00
            23193.00        21859.00      33576.00     15056.00
            24188.00        22797.00      35661.00     15274.00
            23167.00        21835.00      33778.00     15370.00
            22824.00        21512.00      33636.00     15472.00
            21858.00        20602.00      30985.00     15725.00
            22245.00        20966.00      31137.00     16018.00
            22652.00        21350.00      32243.00     16281.00
            21228.00        20007.00      29302.00     16422.00
            20502.00        19323.00      27444.00     16504.00
            21389.00        20159.00      29577.00     16435.00
            21488.00        20252.00      29775.00     16534.00
            21185.00        19967.00      29051.00     16596.00
            21125.00        19911.00      28767.00     16968.00
            20359.00        19188.00      26966.00     17163.00
            19337.00        18225.00      24787.00     17364.00
            19712.00        18578.00      25261.00     17727.00
            20484.00        19307.00      27198.00     17482.00
            20599.00        19415.00      27437.00     17371.00
            20311.00        19143.00      27037.00     17511.00
            20132.00        18974.00      26515.00     17681.00
            20422.00        19248.00      27512.00     17388.00
            19740.00        18605.00      25845.00     17725.00
            19811.00        18672.00      25653.00     17876.00
            18979.00        17888.00      23827.00     18029.00
            18009.00        16974.00      21971.00     18247.00
            18252.00        17203.00      22114.00     18556.00
            17232.00        16241.00      19710.00     18856.00
            17894.00        16865.00      21444.00     18770.00
            18586.00        17517.00      22707.00     18764.00
            17928.00        16897.00      21374.00     19152.00
            17693.00        16676.00      20814.00     19170.00
            17591.00        16579.00      20502.00     19434.00
            17663.00        16647.00      20701.00     19419.00
            18567.00        17499.00      22407.00     19580.00
            19204.00        18100.00      23588.00     19944.00
            19310.00        18199.00      23890.00     19904.00
            19340.00        18228.00      24310.00     19235.00
            19783.00        18646.00      24784.00     19362.00
            19712.00        18579.00      24521.00     19875.00
            20374.00        19203.00      25909.00     19691.00
            20550.00        19368.00      26137.00     19738.00
            21170.00        19953.00      27507.00     19939.00
            21367.00        20139.00      28013.00     20099.00
            21720.00        20471.00      28402.00     20316.00
            21548.00        20309.00      27974.00     20468.00
            20975.00        19769.00      27534.00     19936.00
            21151.00        19935.00      27912.00     19856.00
            21418.00        20186.00      28453.00     19969.00
            20707.00        19516.00      27511.00     20167.00
08/2004     20769.00        19570.00      27614.00     20554.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                     A                  B                 C               D               Z
-----------------------------------------------------------------------------------------------------------
INCEPTION                    11/01/02          11/01/02          10/13/03         11/01/02        10/01/91
-----------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH     WITHOUT   WITH   WITHOUT    WITH   WITHOUT      WITH   WITHOUT
-----------------------------------------------------------------------------------------------------------
1-year                     4.99   -1.04       4.17   -0.83      4.18    3.18      4.14      2.11     5.27
-----------------------------------------------------------------------------------------------------------
5-year                     0.59   -0.60       0.31   -0.02      0.31    0.31      0.33      0.13     0.73
-----------------------------------------------------------------------------------------------------------
10-year                    7.58    6.94       7.43    7.43      7.43    7.43      7.44      7.34     7.66


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                     A                  B                 C               D                Z
-----------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH    WITHOUT    WITH   WITHOUT   WITH    WITHOUT      WITH   WITHOUT
-----------------------------------------------------------------------------------------------------------
1-year                    10.93    4.55      10.12    5.12     10.12   9.12      10.15      8.05    11.34
-----------------------------------------------------------------------------------------------------------
5-year                     0.57   -0.61       0.32   -0.01      0.32   0.32       0.34      0.13     0.71
-----------------------------------------------------------------------------------------------------------
10-year                    8.43    7.79       8.30    8.30      8.30   8.30       8.31      8.20     8.51


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                          COLUMBIA BALANCED FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



                      ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE              EXPENSES PAID            FUND'S ANNUALIZED
                   BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)        EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------
                   ACTUAL         HYPOTHETICAL      ACTUAL        HYPOTHETICAL      ACTUAL       HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00            1,000.00       958.78         1,019.96          5.07             5.23               1.03
-----------------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00            1,000.00       954.50         1,016.19          8.75             9.02               1.78
-----------------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00            1,000.00       953.15         1,016.19          8.74             9.02               1.78
-----------------------------------------------------------------------------------------------------------------------------------
Class D          1,000.00            1,000.00       953.10         1,016.19          8.74             9.02               1.78
-----------------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00            1,000.00       957.67         1,021.22          3.84             3.96               0.78


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 4.99% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED THE S&P 500 INDEX, THE LIPPER BALANCED FUNDS CATEGORY AVERAGE AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

o THE FUND'S EMPHASIS ON CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY STOCKS HURT PERFORMANCE IN THE STOCK SECTION OF THE PORTFOLIO. HOWEVER, THE FUND'S FIXED INCOME STRATEGY RESULTED IN SOLID GAINS.

[Illustration of two arrows pointing up]

                                             S&P 500
                  CLASS A SHARES              INDEX
                       4.99%                  11.46%

                                    OBJECTIVE
                           Seeks high total return by
                           investing in common stocks
                              and debt securities.

                                TOTAL NET ASSETS
                                $ 494.7 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              19.86
    ------------------------------------------
    Class B                              19.83
    ------------------------------------------
    Class C                              19.83
    ------------------------------------------
    Class D                              19.82
    ------------------------------------------
    Class Z                              19.84

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.28
    ------------------------------------------
    Class B                               0.13
    ------------------------------------------
    Class C                               0.12
    ------------------------------------------
    Class D                               0.15
    ------------------------------------------
    Class Z                               0.36

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                          COLUMBIA BALANCED FUND

For the 12-month period ended August 31, 2004, Columbia Balanced Fund class A shares returned 4.99% without sales charge. That was lower than both the Lehman Brothers Aggregate Bond Index, which returned 6.13%, and the S&P 500 Index, which returned 11.46%. The fund also underperformed the Lipper Balanced Funds Category average, which was 8.10%. 1 Overexposure to the technology and consumer discretionary sectors hurt stock portfolio performance. Through the course of the year, the fund was also underweight in energy and utility stocks, which had a strong run during the period. In the fixed income portion of the fund, mortgage-backed securities and corporate bonds helped performance. The fund's fixed income component slightly outperformed the Lehman Brothers Aggregate Bond Index.

STOCKS AND BONDS RESPOND TO RISING ECONOMY

Although the fund had impressive returns from selected companies, losers outnumbered winners over the course of the year. Tech stocks QUALCOMM and Yahoo! rose more than 70% during the period, and we took profits and sold both stocks. However losses from other tech holdings, including Veritas Software and Seagate Technology (both of which we sold), outweighed those gains. Fixed income securities were stronger than expected because interest rates rose more slowly than anticipated. The bond market rallied late in 2003 and, despite a volatile spring, delivered positive returns for the 12-month period.

BULLISH ON CONSUMER DISCRETIONARY SECTOR, CAUTIOUS ON CONSUMER STAPLES

While our above-index exposure to consumer discretionary stocks did not help relative returns during this reporting period, we continue to believe that the modest economic growth we expect in the coming year could favor this sector. We have recently purchased DirecTV Group and increased positions on Comcast.

We have less confidence in the prospects for consumer staples stocks and have currently a low investment weight in that sector. Higher commodity prices have driven up the price of basic materials and we believe cost increases will begin to affect the profitability of consumer staples companies in the coming year. At the end of the period, we eliminated positions in companies we believe might be affected by this trend, including Kellogg, Hershey and Avon Products.

NEW HOLDING IN INDUSTRIALS

In a variation on that theme, we added Southwest Airlines to the portfolio at the end of the period because we were impressed that the company anticipated rising fuel costs and took action to control them. Southwest has locked in its fuel costs for 2004 at $24 a barrel, and has locked in 50%

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[Sidebar]

PORTFOLIO COMPOSITION AS OF 08/31/04 (%)

    Common stocks                         63.3
    ------------------------------------------
    Corporate notes & bonds               14.5
    ------------------------------------------
    Commercial mortgage-
       sacked securities                   8.6
    ------------------------------------------
    Collateralized mortgage obligations    6.6
    ------------------------------------------
    Cash & equivalents                     3.5
    ------------------------------------------
    Government issues                      2.2
    ------------------------------------------
    Asset-backed securities                1.0
    ------------------------------------------
    Preferred Stock                        0.3

TOP 10 EQUITY HOLDINGS AS OF 08/31/04 (%)

    Microsoft                              2.5
    ------------------------------------------
    MGIC Investment                        1.8
    ------------------------------------------
    JPMorgan Chase                         1.6
    ------------------------------------------
    Citigroup                              1.5
    ------------------------------------------
    Fannie Mae                             1.4
    ------------------------------------------
    Pfizer                                 1.3
    ------------------------------------------
    DirecTV Group                          1.3
    ------------------------------------------
    Time Warner                            1.3
    ------------------------------------------
    Telefonos de Mexico SA                 1.3
    ------------------------------------------
    Kohl's                                 1.3

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    Comcast                                1.1
    ------------------------------------------
    DirecTV Group                          1.3
    ------------------------------------------
    Southwest Airlines                     1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                          COLUMBIA BALANCED FUND

of its supply for 2005 at $25 a barrel. With oil prices in the $40 range throughout much of this year, and many airlines struggling financially, we believe this has enhanced Southwest's competitive position.

PORTFOLIO STRUCTURE  HELPED FIXED INCOME RETURNS

In the fixed income portion of the portfolio, the fund used a "barbell" strategy to deal with a fluctuating interest-rate environment. We avoided owning securities in the two-to three-year maturity range and concentrated on both shorter and longer-term securities. When interest rates rose, securities in that two- to three-year range were hit hardest, longer-term securities did the best, and our strategy helped the fund gain ground. The fund's overall duration was shorter than that of the benchmark--which would generally be a negative in a period of declining long-term rates. However, the fund's under-weight exposure to securities in the two-to-three year maturity range helped our competitive performance because interest rates in that maturity range rose during the period. Duration is a measure of interest rate sensitivity.

A small position in relatively higher quality, high-yield corporate bonds and an above-index weight in structured mortgage-backed securities also helped the fund's return. When mortgage rates change, structured mortgage-backed securities are less affected by prepayment activity than traditional mortgage-backed securities.

CAUTIOUS OPTIMISM GOING FORWARD

Although we are generally confident about the prospects for US economic growth, we believe that it will advance more slowly in the year ahead. We expect that the Federal Reserve Board will continue to increase short-term interest rates in a measured way, as it has indicated, and we have positioned the portfolio to take advantage of opportunities we believe suitable to this environment.

Columbia Balanced Fund is managed by a group of managers from Columbia's large cap core team:

/s/ John Maack                          /s/ Guy W. Pope

John Maack                              Guy W. Pope, CFA

and Columbia's bond team:

/s/ Leonard A. Aplet                    /s/ Jeffrey L. Rippey

Leonard A. Aplet, CFA                   Jeffrey L. Rippey, CFA

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund is also subject to risks associated with investments in bonds, including interest rate risk, credit risk and prepayment risk. High-yield bonds include increased risk of issuer default and potentially higher price volatility than other fixed-income investments.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE       WITHOUT           WITH
    ------------------------------------------
    Class A            16,484           15,695
    ------------------------------------------
    Class B            16,250           16,250
    ------------------------------------------
    Class C            16,331           16,331
    ------------------------------------------
    Class D            16,432           16,272
    ------------------------------------------
    Class G            16,318           16,318
    ------------------------------------------
    Class T            16,515           15,725
    ------------------------------------------
    Class Z            16,574             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

                                       MERRILL LYNCH    MERRILL LYNCH
           CLASS A         CLASS A        1-3 YEAR         1-5 YEAR
        SHARES WITHOUT   SHARES WITH      TREASURY        GOVERNMENT/
        SALES CHARGE    SALES CHARGE       INDEX       CORPORATE INDEX
       --------------   ------------   -------------   ---------------
09/1994    10000.00         9525.00       10000.00         10000.00
            9969.00         9495.00        9977.00          9948.00
            9988.00         9514.00        9999.00          9962.00
            9958.00         9485.00        9954.00          9910.00
            9969.00         9495.00        9977.00          9936.00
           10093.00         9613.00       10116.00         10087.00
           10200.00         9715.00       10254.00         10258.00
           10252.00         9765.00       10312.00         10320.00
           10340.00         9849.00       10403.00         10426.00
           10505.00        10006.00       10585.00         10670.00
           10552.00        10051.00       10643.00         10734.00
           10585.00        10082.00       10686.00         10762.00
           10644.00        10139.00       10750.00         10836.00
           10690.00        10182.00       10803.00         10898.00
           10790.00        10277.00       10894.00         11005.00
           10901.00        10383.00       10990.00         11122.00
           10986.00        10464.00       11074.00         11222.00
           11084.00        10557.00       11168.00         11322.00
           11005.00        10482.00       11121.00         11243.00
           10955.00        10435.00       11111.00         11212.00
           10944.00        10424.00       11120.00         11201.00
           10950.00        10430.00       11144.00         11209.00
           11035.00        10511.00       11224.00         11305.00
           11071.00        10545.00       11268.00         11346.00
           11092.00        10565.00       11306.00         11373.00
           11208.00        10676.00       11409.00         11498.00
           11341.00        10803.00       11538.00         11657.00
           11431.00        10888.00       11627.00         11771.00
           11410.00        10868.00       11627.00         11740.00
           11458.00        10914.00       11681.00         11793.00
           11474.00        10929.00       11708.00         11813.00
           11441.00        10898.00       11703.00         11785.00
           11546.00        10998.00       11799.00         11898.00
           11611.00        11060.00       11880.00         11985.00
           11688.00        11133.00       11962.00         12078.00
           11823.00        11262.00       12093.00         12256.00
           11815.00        11254.00       12104.00         12239.00
           11892.00        11327.00       12196.00         12353.00
           11985.00        11415.00       12286.00         12464.00
           11989.00        11420.00       12316.00         12487.00
           12068.00        11495.00       12400.00         12580.00
           12190.00        11611.00       12520.00         12727.00
           12176.00        11597.00       12531.00         12724.00
           12210.00        11630.00       12582.00         12774.00
           12272.00        11689.00       12642.00         12834.00
           12336.00        11750.00       12709.00         12912.00
           12384.00        11796.00       12775.00         12987.00
           12434.00        11843.00       12835.00         13046.00
           12601.00        12003.00       12996.00         13235.00
           12783.00        12176.00       13168.00         13472.00
           12845.00        12235.00       13233.00         13515.00
           12799.00        12191.00       13221.00         13496.00
           12845.00        12235.00       13267.00         13546.00
           12889.00        12277.00       13320.00         13614.00
           12788.00        12181.00       13255.00         13491.00
           12877.00        12265.00       13346.00         13602.00
           12902.00        12290.00       13389.00         13647.00
           12868.00        12256.00       13381.00         13593.00
           12909.00        12296.00       13422.00         13633.00
           12936.00        12321.00       13465.00         13648.00
           12948.00        12333.00       13504.00         13675.00
           13023.00        12404.00       13592.00         13786.00
           13037.00        12418.00       13629.00         13818.00
           13050.00        12430.00       13655.00         13840.00
           13075.00        12454.00       13674.00         13843.00
           13063.00        12443.00       13668.00         13812.00
           13144.00        12520.00       13760.00         13910.00
           13197.00        12570.00       13845.00         14019.00
           13232.00        12604.00       13881.00         14028.00
           13286.00        12655.00       13938.00         14069.00
           13390.00        12754.00       14083.00         14255.00
           13446.00        12808.00       14172.00         14356.00
           13536.00        12893.00       14277.00         14490.00
           13593.00        12948.00       14379.00         14620.00
           13652.00        13003.00       14457.00         14686.00
           13803.00        13148.00       14594.00         14855.00
           14026.00        13359.00       14768.00         15070.00
           14198.00        13524.00       14953.00         15289.00
           14314.00        13635.00       15050.00         15408.00
           14419.00        13734.00       15175.00         15548.00
           14435.00        13749.00       15216.00         15557.00
           14519.00        13829.00       15301.00         15649.00
           14569.00        13877.00       15353.00         15707.00
           14792.00        14090.00       15525.00         15958.00
           14912.00        14204.00       15615.00         16075.00
           15113.00        14396.00       15873.00         16363.00
           15298.00        14571.00       16023.00         16556.00
           15198.00        14476.00       15988.00         16456.00
           15160.00        14440.00       15995.00         16422.00
           15216.00        14494.00       16027.00         16469.00
           15285.00        14559.00       16104.00         16571.00
           15198.00        14476.00       15994.00         16406.00
           15382.00        14651.00       16173.00         16632.00
           15476.00        14740.00       16238.00         16760.00
           15567.00        14827.00       16374.00         16906.00
           15659.00        14915.00       16574.00         17122.00
           15770.00        15021.00       16630.00         17268.00
           15934.00        15177.00       16768.00         17487.00
           15848.00        15095.00       16807.00         17486.00
           15851.00        15098.00       16755.00         17454.00
           15995.00        15235.00       16914.00         17721.00
           16014.00        15254.00       16912.00         17730.00
           16141.00        15374.00       16983.00         17886.00
           16155.00        15388.00       17014.00         17922.00
           16218.00        15448.00       17046.00         18002.00
           16340.00        15564.00       17111.00         18195.00
           16347.00        15570.00       17137.00         18219.00
           16106.00        15341.00       17044.00         17984.00
           16126.00        15360.00       17056.00         17994.00
           16297.00        15523.00       17211.00         18281.00
           16244.00        15473.00       17148.00         18169.00
           16233.00        15462.00       17139.00         18167.00
           16335.00        15559.00       17238.00         18305.00
           16383.00        15605.00       17273.00         18373.00
           16430.00        15650.00       17356.00         18505.00
           16496.00        15712.00       17410.00         18609.00
           16351.00        15574.00       17243.00         18319.00
           16300.00        15526.00       17227.00         18271.00
           16310.00        15535.00       17225.00         18291.00
           16378.00        15600.00       17287.00         18397.00
08/2004    16484.00        15695.00       17404.00         18608.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years and is intended to provide a benchmark for the prior investment objective and strategy of the fund. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                     A               B               C               D              G              T           Z
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION                   11/01/02         11/01/02        10/13/03        11/01/02        11/01/02      11/01/02     11/06/86
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT   WITH   WITHOUT  WITH   WITHOUT   WITH  WITHOUT   WITH   WITHOUT  WITH  WITHOUT  WITH   WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
1-year                   2.25     -2.61    1.44   -3.56    1.94    0.94   2.08     0.03    1.65   -3.35   2.31   -2.55    2.51
--------------------------------------------------------------------------------------------------------------------------------
5-year                   4.95      3.94    4.65    4.32    4.75    4.75   4.88     4.68    4.74    4.24   4.99    3.98    5.07
--------------------------------------------------------------------------------------------------------------------------------
10-year                  5.12      4.61    4.97    4.97    5.03    5.03   5.09     4.99    5.02    5.02   5.14    4.63    5.18


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                     A               B               C               D               G              T           Z
--------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT   WITH   WITHOUT  WITH   WITHOUT   WITH  WITHOUT   WITH   WITHOUT  WITH  WITHOUT  WITH   WITHOUT
--------------------------------------------------------------------------------------------------------------------------------
1-year                   -0.21    -4.98   -0.98   -5.88    -0.61  -1.59  -0.36    -2.34   -0.78   -5.68  -0.13   -4.91    0.05
--------------------------------------------------------------------------------------------------------------------------------
5-year                    4.79     3.78    4.52    4.18     4.60   4.60   4.73     4.53    4.60    4.09   4.83    3.82    4.90
--------------------------------------------------------------------------------------------------------------------------------
10-year                   5.12     4.61    4.99    4.99     5.03   5.03   5.09     4.99    5.02    5.02   5.14    4.62    5.17


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004


                      ACCOUNT VALUE AT THE             ACCOUNT VALUE AT THE             EXPENSES PAID           FUND'S ANNUALIZED
                   BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)      EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------------
                   ACTUAL         HYPOTHETICAL      ACTUAL        HYPOTHETICAL      ACTUAL       HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00           1,000.00          1,003.97     1,020.56          4.58             4.62               0.91
-----------------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00           1,000.00           999.95      1,016.79          8.35             8.42               1.66
-----------------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00           1,000.00          1,003.37     1,019.81          5.34             5.38               1.06
-----------------------------------------------------------------------------------------------------------------------------------
Class D          1,000.00           1,000.00          1,003.07     1,019.81          5.34             5.38               1.06
-----------------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00           1,000.00          1,001.11     1,017.80          7.34             7.41               1.46
-----------------------------------------------------------------------------------------------------------------------------------
Class T          1,000.00           1,000.00          1,004.27     1,021.06          4.08             4.12               0.81
-----------------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00           1,000.00          1,004.78     1,021.82          3.33             3.35               0.66


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor and/or Distributor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 2.25% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX, LOWER THAN THE MERRILL LYNCH 1-5 YEAR GOVERNMENT/CORPORATE INDEX AND ON PAR WITH THE LIPPER SHORT INVESTMENT GRADE DEBT CATEGORY AVERAGE.

o THE FUND MADE A STRONG SHOWING BY COMBINING SHORT-TERM FLOATING RATE INSTRUMENTS WITH SECURITIES AT THE LONGER END OF ITS MATURITY SPECTRUM AND BY EMPHASIZING MORTGAGE BONDS, WHICH HAVE PERFORMED WELL IN 2004.

[Illustration of two arrows pointing up]

                                           MERRILL LYNCH 1-3
                  CLASS A SHARES          YEAR TREASURY INDEX
                       2.25%                      2.05%

                                    OBJECTIVE
                         Seeks a high level of current
                         income consistent with a high
                        degree of principal stability by
                         investing primarily in short-
                         term, investment-grade, fixed
                               income securities.

                                TOTAL NET ASSETS
                                $ 525.5 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                               8.64
    ------------------------------------------
    Class B                               8.64
    ------------------------------------------
    Class C                               8.64
    ------------------------------------------
    Class D                               8.64
    ------------------------------------------
    Class G                               8.64
    ------------------------------------------
    Class T                               8.64
    ------------------------------------------
    Class Z                               8.64

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.17
    ------------------------------------------
    Class B                               0.10
    ------------------------------------------
    Class C                               0.14
    ------------------------------------------
    Class D                               0.16
    ------------------------------------------
    Class G                               0.12
    ------------------------------------------
    Class T                               0.18
    ------------------------------------------
    Class Z                               0.19

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

For the 12-month period ended August 31, 2004, Columbia Short Term Bond Fund class A shares returned 2.25% without sales charge. The fund's performance was higher than the benchmark Merrill Lynch 1-3 Year Treasury Index, which returned 2.05%, and lower than the Merrill Lynch 1-5 Year Government/Corporate Index, which returned 3.37%, during the period. The fund was on par with its peer group, the Lipper Short Investment Grade Debt Category whose average return was 2.26%. 1 The fund's barbell structure, which combines short-term floating rate instruments with securities at the longer end of its maturity spectrum, was chiefly responsible for the strong showing.

BARBELL STRUCTURE HELPED PERFORMANCE

For most of the 12-month period, the fixed-income market rewarded investors who were willing to take on risk by investing in bonds with longer maturities or lower credit quality. This environment was slightly negative for the fund, which concentrates on higher quality short-term bonds. In addition, the fund sacrificed some performance by maintaining a shorter duration than its index as long-term interest rates fell. Duration is a measure of interest-rate sensitivity.

However, the fund was able to generate a competitive return because of its barbell structure. We owned short-term floating rate notes, which carried higher yields than Treasury securities of comparable maturities. We also owned longer-term securities--in this context, those with maturities of about five years--which increased in value as long-term interest rates declined.

The Federal Reserve Board raised the federal funds rate--the key overnight bank lending rate--from 1.00% to 1.25% in June and to 1.50% in August. 2 In anticipation of the Fed's action, fixed income markets were weak during the spring and early summer. Lower quality bonds were especially weak, reversing a trend that had been in place for over a year. In this changed environment, the fund's relatively defensive positioning was helpful.

MORTGAGE STRATEGY PAID OFF AS RATES FLUCTUATED

The fund also was aided by its emphasis on the mortgage sector. During the first part of the period, we shifted investments from conventional pass through securities into structured instruments such as CMOs (collateralized mortgage obligations). This was a defensive move in advance of rising interest rates. Refinancing activity tends to slow when interest rates rise, delaying the return of principal to holders of conventional mortgage bonds.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

2   In September, the federal funds rate was raised to 1.75%.

[Sidebar]

PORTFOLIO QUALITY AS OF 08/31/04 (%)

    Aaa                                   34.7
    ------------------------------------------
    Aa                                     9.5
    ------------------------------------------
    A                                     21.0
    ------------------------------------------
    Baa                                   11.7
    ------------------------------------------
    Agency                                17.2
    ------------------------------------------
    Treasury                               5.9

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION AS OF 08/31/04 (%)

    Corporate notes & bonds               39.2
    ------------------------------------------
    Collateralized mortgage obligations   26.1
    ------------------------------------------
    Asset-backed securities               11.0
    ------------------------------------------
    Mortgage-backed securities            11.0
    ------------------------------------------
    Cash & cash equivalents,
       net receivables & payables          6.5
    ------------------------------------------
    Government issues                      6.2


MATURITY BREAKDOWN AS OF 08/31/04 (%)

    0-1 years                             44.1
    ------------------------------------------
    1-3 years                             34.6
    ------------------------------------------
    3-5 years                             18.9
    ------------------------------------------
    5+ years                               2.4

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown are calculated as a percentage of net assets.

________________________________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

The benefit of our strategy emerged as short-term rates rose and long-term rates declined near the end of the period. In this environment, mortgage bonds were strong performers.

FUND POSITIONED FOR HIGHER RATES AHEAD

Because we had expected higher short-term interest rates for some time, we did not have to make significant adjustments to the fund after the Fed declared that a series of incremental rate hikes may be in store. In particular, our emphasis on floating rate securities, whose interest payments are adjusted with market rates, helped to position the fund for higher short-term rates.

                            Leonard A. Aplet, CFA, has co-managed Columbia Short Term Bond Fund since November 2000 and has been with the advisor and its predecessors since 1987.

                            /s/ Leonard A. Aplet

                            Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor and its predecessors since 1994.

                            /s/ Richard R. Cutts

                            The fund offers the potential for current income and capital preservation but is subject to interest rate risk, credit risk and prepayment risk.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE          WITHOUT        WITH
    ------------------------------------------
    Class A               19,334        18,413
    ------------------------------------------
    Class B               19,067        19,067
    ------------------------------------------
    Class C               19,092        19,092
    ------------------------------------------
    Class D               19,137        18,942
    ------------------------------------------
    Class Z               19,481         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

                                          LEHMAN
            CLASS A         CLASS A       BROTHERS
         SHARES WITHOUT   SHARES WITH    AGGREGATE
          SALES CHARGE    SALES CHARGE   BOND INDEX
          ------------    ------------   ----------
09/1994    10000.00         9525.00      10000.00
            9858.00         9390.00       9853.00
            9836.00         9369.00       9844.00
            9814.00         9348.00       9822.00
            9889.00         9420.00       9890.00
           10079.00         9600.00      10086.00
           10308.00         9818.00      10326.00
           10378.00         9885.00      10389.00
           10531.00        10030.00      10535.00
           10951.00        10431.00      10942.00
           11038.00        10514.00      11022.00
           11010.00        10487.00      10998.00
           11148.00        10619.00      11131.00
           11270.00        10735.00      11239.00
           11418.00        10875.00      11385.00
           11592.00        11042.00      11556.00
           11759.00        11201.00      11718.00
           11831.00        11269.00      11795.00
           11612.00        11060.00      11590.00
           11535.00        10987.00      11509.00
           11447.00        10903.00      11444.00
           11421.00        10879.00      11421.00
           11582.00        11032.00      11574.00
           11601.00        11050.00      11606.00
           11592.00        11041.00      11586.00
           11800.00        11240.00      11787.00
           12050.00        11478.00      12049.00
           12273.00        11690.00      12255.00
           12157.00        11579.00      12141.00
           12205.00        11626.00      12179.00
           12243.00        11662.00      12209.00
           12113.00        11538.00      12074.00
           12292.00        11708.00      12255.00
           12406.00        11817.00      12371.00
           12549.00        11952.00      12518.00
           12894.00        12281.00      12856.00
           12779.00        12172.00      12747.00
           12963.00        12347.00      12935.00
           13160.00        12535.00      13122.00
           13199.00        12572.00      13182.00
           13320.00        12687.00      13316.00
           13479.00        12839.00      13486.00
           13469.00        12829.00      13475.00
           13500.00        12858.00      13521.00
           13570.00        12925.00      13591.00
           13704.00        13053.00      13720.00
           13815.00        13159.00      13837.00
           13836.00        13179.00      13866.00
           14061.00        13393.00      14092.00
           14328.00        13648.00      14422.00
           14202.00        13528.00      14346.00
           14262.00        13585.00      14427.00
           14312.00        13632.00      14471.00
           14414.00        13729.00      14573.00
           14137.00        13465.00      14318.00
           14227.00        13552.00      14397.00
           14274.00        13596.00      14443.00
           14104.00        13434.00      14316.00
           14042.00        13375.00      14270.00
           13948.00        13286.00      14209.00
           13920.00        13259.00      14202.00
           14092.00        13422.00      14366.00
           14131.00        13460.00      14420.00
           14148.00        13476.00      14418.00
           14093.00        13423.00      14349.00
           14010.00        13344.00      14302.00
           14153.00        13480.00      14475.00
           14332.00        13652.00      14666.00
           14282.00        13604.00      14623.00
           14271.00        13593.00      14616.00
           14580.00        13888.00      14920.00
           14684.00        13986.00      15056.00
           14907.00        14199.00      15274.00
           15011.00        14298.00      15370.00
           15094.00        14377.00      15472.00
           15369.00        14639.00      15725.00
           15681.00        14936.00      16018.00
           15958.00        15200.00      16281.00
           16097.00        15332.00      16422.00
           16184.00        15415.00      16504.00
           16082.00        15318.00      16435.00
           16190.00        15421.00      16534.00
           16237.00        15466.00      16596.00
           16609.00        15820.00      16968.00
           16768.00        15972.00      17163.00
           16944.00        16139.00      17364.00
           17286.00        16465.00      17727.00
           17070.00        16259.00      17482.00
           16956.00        16151.00      17371.00
           17059.00        16249.00      17511.00
           17198.00        16381.00      17681.00
           16955.00        16150.00      17388.00
           17269.00        16448.00      17725.00
           17400.00        16573.00      17876.00
           17464.00        16635.00      18029.00
           17632.00        16794.00      18247.00
           17934.00        17082.00      18556.00
           18195.00        17331.00      18856.00
           17984.00        17130.00      18770.00
           17964.00        17111.00      18764.00
           18238.00        17371.00      19152.00
           18259.00        17392.00      19170.00
           18513.00        17634.00      19434.00
           18500.00        17622.00      19419.00
           18639.00        17754.00      19580.00
           18937.00        18038.00      19944.00
           18877.00        17980.00      19904.00
           18274.00        17406.00      19235.00
           18390.00        17516.00      19362.00
           18857.00        17961.00      19875.00
           18691.00        17803.00      19691.00
           18681.00        17794.00      19738.00
           18853.00        17958.00      19939.00
           18998.00        18096.00      20099.00
           19175.00        18264.00      20316.00
           19309.00        18392.00      20468.00
           18863.00        17967.00      19936.00
           18741.00        17851.00      19856.00
           18819.00        17926.00      19969.00
           18998.00        18096.00      20167.00
 08/2004   19334.00        18413.00      20554.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                   A                B                C                D             Z
----------------------------------------------------------------------------------------------------
INCEPTION                  11/01/02         11/01/02         10/13/03         11/01/02      02/25/83
----------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
----------------------------------------------------------------------------------------------------
1-year                     5.13   0.10      4.33  -0.67      4.47   3.47      4.51   2.52       5.40
----------------------------------------------------------------------------------------------------
5-year                     6.79   5.75      6.49   6.18      6.52   6.52      6.57   6.35       6.95
----------------------------------------------------------------------------------------------------
10-year                    6.81   6.29      6.67   6.67      6.68   6.68      6.71   6.60       6.90


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                   A                B                C                D             Z
----------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT   WITH    WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
----------------------------------------------------------------------------------------------------
1-year                    -0.30  -5.06     -1.05  -5.85     -0.95  -1.91     -0.85  -2.80      0.04
----------------------------------------------------------------------------------------------------
5-year                     6.04   5.01      5.77   5.45      5.79   5.79      5.84   5.63      6.19
----------------------------------------------------------------------------------------------------
10-year                    6.72   6.21      6.59   6.59      6.60   6.60      6.63   6.52      6.80


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 -- AUGUST 31, 2004



             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     1,010.05     1,019.61      5.56        5.58             1.10
-----------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     1,005.78     1,015.84      9.33        9.37             1.85
-----------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     1,005.93     1,016.59      8.57        8.62             1.70
-----------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     1,005.78     1,016.59      8.57        8.62             1.70
-----------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,008.95     1,020.86      4.29        4.32             0.85


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 5.13% WITHOUT SALES CHARGE.

o BECAUSE THE FUND WAS POSITIONED CONSERVATIVELY AT A TIME WHEN RISK-TAKING WAS REWARDED, IT TRAILED ITS BENCHMARK, THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER CORPORATE DEBT FUNDS A RATED CATEGORY.

o A SUBSTANTIAL ALLOCATION TO MORTGAGE BONDS AIDED PERFORMANCE AS THESE BONDS DID EXCEPTIONALLY WELL.

[Illustration of two arrows pointing up]

                                           LEHMAN BROTHERS
                                              AGGREGATE
                   CLASS A SHARES            BOND INDEX
                       5.13%                    6.13%

                                   OBJECTIVE
                        Seeks a high level of income by
                         investing in a broad range of
                        debt securities with intermediate
                            to long-term maturities.

                                TOTAL NET ASSETS
                                $ 341.3 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              13.49
    ------------------------------------------
    Class B                              13.49
    ------------------------------------------
    Class C                              13.49
    ------------------------------------------
    Class D                              13.49
    ------------------------------------------
    Class Z                              13.49

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.52
    ------------------------------------------
    Class B                               0.42
    ------------------------------------------
    Class C                               0.40
    ------------------------------------------
    Class D                               0.44
    ------------------------------------------
    Class Z                               0.56

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

For the 12-month period ended August 31, 2004, Columbia Fixed Income Securities Fund class A shares returned 5.13% without sales charge. By comparison, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 6.13% and 5.99%, respectively, over the same period. 1 The fund trailed its benchmark and peer group because it was positioned conservatively at a time when risk-taking was rewarded.

CORPORATE BONDS OUTPERFORMED TREASURIES

For most of the 12-month period, corporate bonds outperformed Treasury securities. As the economic recovery progressed, investors gained confidence in the corporate sector and were attracted to the higher yields it offered. For the full year, corporate bonds returned 7.49% as measured by the Lehman Brothers U.S. Credit Index, well above the 5.38% return from Treasury securities. Among corporate bond issues, securities with lower credit ratings tended to outperform those with higher ratings.

Although we increased the fund's commitment to corporate bonds during the period, the portfolio's above-average credit quality caused a slight performance shortfall relative to its index and peer group. The fund devoted only 7% of its assets to the high-yield sector, which was by far the best performing sector within the fixed-income market during the period.

Short-term interest rates rose relative to longer-term rates during the period. For maturities of 10 years and longer, this was somewhat better-than-expected performance for a time of sustained economic growth. As a result, longer-term maturities tended to outperform shorter-term securities. This trend was slightly negative for the fund, whose average maturity was slightly less than that of its index and peer group.

SECTOR ALLOCATION AIDED PERFORMANCE

The fund benefited from its substantial allocation to the mortgage sector, which gained 5.98% as measured by the Lehman Brothers Mortgage-Backed Securities Index during the 12-month period. Among our mortgage investments, we emphasized collateralized mortgage obligations, or CMOs, which offer a yield advantage over Treasuries and are less sensitive to changes in interest rates than conventional mortgage securities. Higher rates hurt conventional mortgage securities because fewer homeowners refinance their mortgages when interest rates rise, thus delaying the return of principal to bond holders.

In a widely anticipated move, policymakers at the Federal Reserve Board raised a key overnight bank lending rate twice during the period. The Fed raised the federal funds rate from 1.00% to 1.25% in June and to 1.50% in August. 2 The fund's bias toward higher quality securities helped

1 Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

2   In September, the federal funds rate was raised to 1.75%.

[Sidebar]

PORTFOLIO QUALITY AS OF 08/31/04 (%)

    Treasury/Agency                       45.1
    ------------------------------------------
    Aaa                                   13.0
    ------------------------------------------
    Aa                                     7.9
    ------------------------------------------
    A                                     14.5
    ------------------------------------------
    Baa                                   12.4
    ------------------------------------------
    Ba                                     4.1
    ------------------------------------------
    B                                      3.0

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION
AS OF 08/31/04 (%)

    Corporate notes & bonds               42.5
    ------------------------------------------
    Collateralized mortgage obligations   23.8
    ------------------------------------------
    Mortgage-backed securities            22.2
    ------------------------------------------
    U.S. Government & Agency               5.9
    ------------------------------------------
    Asset-backed securities                4.0
    ------------------------------------------
    Cash & cash equivalents,
       net receivables & payables          1.6

MATURITY BREAKDOWN AS OF 08/31/04 (%)

    0-1 years                             13.4
    ------------------------------------------
    1-5 years                             51.2
    ------------------------------------------
    5-10 years                            25.0
    ------------------------------------------
    10-20 years                            2.4
    ------------------------------------------
    20+ years                              8.0

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown are calculated as a percentage of net assets.

________________________________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

the fund after the Fed's action. Our minimal exposure to high-yield securities aided performance when low quality bonds declined sharply in July, erasing much of their earlier gains.

DEFENSIVE POSITIONING MAINTAINED

Now that the Fed has signaled its intentions to raise short-term interest rates at a "measured" pace, we see every reason to maintain our defensive positioning. Overall, we expect to keep the fund's average maturity relatively short and its average credit quality relatively high. In addition, we continue to emphasize floating rate securities and to maintain a small allocation to Treasury Inflation Protected Securities, or TIPs, which provide price protection against rising inflation.

                            Leonard A. Aplet, CFA, has co-managed Columbia Fixed Income Securities Fund since January1988 and has been with the advisor and its predecessors since 1987.

                            /s/ Leonard A. Aplet

                            Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor and its predecessors since 1994.

                            /s/ Richard R. Cutts

Investing in fixed-income securities offers the potential for attractive current income and total returns but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
02/24/99 - 08/31/04 ($)

    SALES CHARGE          WITHOUT          WITH
    --------------------------------------------
    Class A                13,061         12,439
    --------------------------------------------
    Class B                12,886         12,786
    --------------------------------------------
    Class C                12,927         12,927
    --------------------------------------------
    Class D                12,962         12,834
    --------------------------------------------
    Class Z                13,129          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

VALUE OF A $10,000 INVESTMENT 02/24/99 - 08/31/04

[MOUNTAIN CHART]

                                             LEHMAN
              CLASS A         CLASS A       BROTHERS
           SHARES WITHOUT   SHARES WITH    MUNICIPAL
            SALES CHARGE    SALES CHARGE   BOND INDEX
          --------------   ------------   ----------
 02/1999    10000.00         9525.00      10000.00
             9934.00         9462.00      10014.00
             9920.00         9449.00      10039.00
             9951.00         9478.00       9981.00
             9893.00         9423.00       9837.00
             9733.00         9271.00       9872.00
             9768.00         9304.00       9794.00
             9671.00         9212.00       9797.00
             9675.00         9216.00       9692.00
             9567.00         9112.00       9794.00
             9674.00         9214.00       9721.00
             9608.00         9152.00       9678.00
             9543.00         9089.00       9790.00
             9641.00         9183.00      10004.00
             9868.00         9399.00       9945.00
             9791.00         9326.00       9893.00
             9714.00         9253.00      10155.00
             9985.00         9511.00      10296.00
            10110.00         9630.00      10455.00
            10267.00         9779.00      10401.00
            10209.00         9724.00      10514.00
            10336.00         9845.00      10594.00
            10407.00         9913.00      10856.00
            10654.00        10148.00      10963.00
            10749.00        10238.00      10998.00
            10765.00        10253.00      11097.00
            10861.00        10345.00      10977.00
            10737.00        10227.00      11096.00
            10844.00        10329.00      11170.00
            10918.00        10399.00      11335.00
            11082.00        10555.00      11522.00
            11256.00        10721.00      11483.00
            11216.00        10684.00      11620.00
            11346.00        10807.00      11522.00
            11217.00        10684.00      11413.00
            11097.00        10570.00      11610.00
            11297.00        10760.00      11750.00
            11426.00        10883.00      11519.00
            11205.00        10673.00      11744.00
            11454.00        10910.00      11816.00
            11517.00        10970.00      11941.00
            11649.00        11096.00      12095.00
            11818.00        11257.00      12240.00
            11952.00        11384.00      12508.00
            12236.00        11655.00      12300.00
            12017.00        11446.00      12249.00
            11950.00        11382.00      12507.00
            12209.00        11629.00      12476.00
            12137.00        11561.00      12651.00
            12328.00        11742.00      12658.00
            12339.00        11753.00      12742.00
            12431.00        11841.00      13040.00
            12733.00        12129.00      12985.00
            12665.00        12063.00      12531.00
            12210.00        11630.00      12625.00
            12302.00        11717.00      12996.00
            12694.00        12091.00      12931.00
            12585.00        11987.00      13065.00
            12694.00        12091.00      13174.00
            12803.00        12195.00      13249.00
            12851.00        12240.00      13448.00
            13074.00        12453.00      13401.00
            12985.00        12369.00      13083.00
            12647.00        12046.00      13036.00
            12644.00        12043.00      13083.00
            12693.00        12090.00      13255.00
            12843.00        12233.00      13524.00
08/2004     13061.00        12439.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from February 28, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                A                B                C                D             Z
INCEPTION               11/01/02         11/01/02         10/13/03         11/01/02      02/24/99
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                6.22     1.17      5.44   0.44      5.77   4.77      5.79   3.77       6.47
-------------------------------------------------------------------------------------------------
5-year                6.19     5.17      5.91   5.59      5.98   5.98      6.03   5.81       6.30
-------------------------------------------------------------------------------------------------
Life                  4.96     4.04      4.70   4.56      4.76   4.76      4.82   4.63       5.06


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                A                B                C                D             Z
-------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                0.21    -4.55    -0.53   -5.32    -0.31   -1.27    -0.21   -2.19      0.42
-------------------------------------------------------------------------------------------------
5-year                5.44     4.42     5.19    4.86     5.23    5.23     5.30    5.08      5.55
-------------------------------------------------------------------------------------------------
Life                  4.55     3.60     4.31    4.16     4.36    4.36     4.42    4.22      4.65


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00       999.40     1,020.61       4.52       4.57             0.90
-----------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00       995.73     1,016.84       8.28       8.36             1.65
-----------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00       997.89     1,018.60       6.53       6.60             1.30
-----------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00       997.39     1,018.60       6.53       6.60             1.30
-----------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,000.55     1,021.87       3.27       3.30             0.65


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor and/or Distributor not reimbursed or waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 6.22% WITHOUT SALES CHARGE.

o THE FUND UNDERPERFORMED ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, BUT OUTPERFORMED THE AVERAGE FOR ITS PEER GROUP, THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND'S INVESTMENTS IN NON-RATED BONDS HELPED PERFORMANCE, WHILE OUR FOCUS ON INTERMEDIATE MATURITIES DETRACTED FROM PERFORMANCE. BONDS WITH LONGER MATURITIES GENERALLY PROVIDED HIGHER RETURNS.

[Illustration of two arrows pointing up]

                                            LEHMAN BROTHERS
                                            MUNICIPAL BOND
                  CLASS A SHARES                 INDEX
                      6.22%                      7.11%

                                   OBJECTIVE
                          Seeks a high level of income
                         exempt from federal income tax
                           by investing primarily in
                         municipal securities issued by
                       state and local governments, their
                       agencies and authorities, as well
                        as the District of Columbia and
                       U.S. territories and possessions.

                                TOTAL NET ASSETS
                                 $14.8 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              10.30
    ------------------------------------------
    Class B                              10.30
    ------------------------------------------
    Class C                              10.30
    ------------------------------------------
    Class D                              10.30
    ------------------------------------------
    Class Z                              10.30

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.43
    ------------------------------------------
    Class B                               0.35
    ------------------------------------------
    Class C                               0.35
    ------------------------------------------
    Class D                               0.39
    ------------------------------------------
    Class Z                               0.45

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

For the 12-month period ended August 31, 2004, Columbia National Municipal Bond Fund class A shares returned 6.22% without sales charge. This was lower than the return of its benchmark, the Lehman Brothers Municipal Bond Index, which was 7.11% over the same period. However, the fund beat the average return of the Lipper Intermediate Municipal Debt Funds Category, which was 5.06%. 1 Our focus on intermediate-maturity bonds, at a time when bonds with longer maturities were providing higher returns, hurt performance relative to our benchmark. However, we believe that contributions from non-rated bonds, helped the fund outperform the average for its peer group.

A VOLATILE PERIOD FOR MUNICIPAL BONDS

Although municipal bonds provided good returns for the period covered by this report, they experienced considerable volatility--especially in the second half of the period. Early in the period, bond yields drifted lower and bond prices moved higher as inflation remained in check and manufacturers continued to operate below capacity. However interest rates rose sharply following strong employment reports in the spring of 2004. As a result, long-term yields rose sharply and bond prices fell. To complicate matters, non-traditional investors, such as hedge funds, moved money in and out of the municipal market in an attempt to take advantage of short-term price fluctuations. Their presence in the market heightened volatility.

AVERAGE MATURITY REDUCED, GEOGRAPHIC DIVERSIFICATION INCREASED

The fund continued to emphasize high-quality issues while increasing the portfolio's national diversification. We reduced the average maturity of the fund to 9.02 years and reduced the fund's duration to 5.5 years. Duration measures the fund's sensitivity to a given change in interest rates. Typically, we lower duration when we expect interest rates to rise and lengthen duration when we expect rates to fall. Thus, we lowered duration in an effort to give the portfolio some price protection against rising interest rates.

The fund's non-rated bonds did well during the period as investors took on more risk for potentially higher returns. However, we sold some of these bonds during the period because we grew concerned about the financial strength of certain issuers. Proceeds from these sales were shifted into higher-quality bonds, which also aided the fund's geographic diversification. For example, we reduced the fund's exposure to Oregon and Washington State and put more money in California, Florida and New York, where we saw the potential to add yield and value to the portfolio.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[Sidebar]

PORTFOLIO QUALITY AS OF 08/31/04 (%)

    AAA                                   58.8
    ------------------------------------------
    AA                                    15.8
    ------------------------------------------
    A                                      4.0
    ------------------------------------------
    BBB                                    1.1
    ------------------------------------------
    Non Rated                             11.0
    ------------------------------------------
    Net cash & equivalents                 9.3

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings, Ltd.

TOP 10 STATES AS OF 08/31/04 (%)

    Washington                            13.1
    ------------------------------------------
    Oregon                                10.2
    ------------------------------------------
    Illinois                               8.2
    ------------------------------------------
    Michigan                               4.8
    ------------------------------------------
    Texas                                  4.7
    ------------------------------------------
    Tennessee                              4.4
    ------------------------------------------
    New York                               3.8
    ------------------------------------------
    Indiana                                3.6
    ------------------------------------------
    Wisconsin                              3.6
    ------------------------------------------
    California                             3.3

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.

MATURITY BREAKDOWN AS OF 08/31/04 (%)

    0-1 years                              1.4
    ------------------------------------------
    1-3 years                              1.8
    ------------------------------------------
    3-5 years                              4.4
    ------------------------------------------
    5-7 years                             10.5
    ------------------------------------------
    7-10 years                            28.1
    ------------------------------------------
    10-15 years                           36.7
    ------------------------------------------
    15-20 years                            7.1
    ------------------------------------------
    20-25 years                            0.7
    ------------------------------------------
    Net cash & equivalents                 9.3

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices and interest rates move in opposite directions, we lower duration when we expect interest rates to rise and we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration, or fall after we shorten duration, fund performance could be hurt.

________________________________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

POTENTIAL FOR A MORE STABLE ECONOMIC ENVIRONMENT

Our outlook is for a more stable economic climate for municipal bonds in coming months. As long as growth is maintained at a modest pace, state and local governments should be able to expect higher tax revenues, which would aid their balance sheets and maintain or improve their credit ratings. These factors have the potential to create a better environment for existing bonds.

Going forward, we plan to maintain our focus on intermediate-maturity bonds. However, given that interest rates are higher than they were one year ago, our focus has shifted away from the longer end of the intermediate maturity range, because these bonds are more vulnerable to rising rates than prices of shorter-term bonds. We continue to reduce the fund's already small position in bonds subject to the alternative minimum tax.

                            Susan Sanderson has managed Columbia National Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors since 1985.

                            /s/ Susan Sanderson

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the fund. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. Capital gains earned on tax-exempt investments are taxable.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE        WITHOUT          WITH
    ------------------------------------------
    Class A             17,411          16,580
    ------------------------------------------
    Class B             17,174          17,174
    ------------------------------------------
    Class C             17,228          17,228
    ------------------------------------------
    Class D             17,292          17,120
    ------------------------------------------
    Class Z             17,526           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

                                            LEHMAN
                                            BROTHERS
              CLASS A         CLASS A       GENERAL
          SHARES WITHOUT   SHARES WITH    OBLIGATION
           SALES CHARGE    SALES CHARGE   BOND INDEX
          --------------   ------------   ----------
09/1994     10000.00         9525.00      10000.00
             9868.00         9399.00       9860.00
             9746.00         9283.00       9718.00
             9588.00         9132.00       9565.00
             9779.00         9314.00       9735.00
            10013.00         9538.00       9965.00
            10236.00         9749.00      10229.00
            10343.00         9852.00      10367.00
            10354.00         9863.00      10374.00
            10609.00        10105.00      10683.00
            10524.00        10024.00      10610.00
            10615.00        10111.00      10732.00
            10750.00        10239.00      10869.00
            10822.00        10308.00      10938.00
            10948.00        10428.00      11063.00
            11100.00        10573.00      11219.00
            11165.00        10634.00      11308.00
            11229.00        10696.00      11417.00
            11173.00        10643.00      11365.00
            11056.00        10531.00      11239.00
            11011.00        10488.00      11199.00
            11003.00        10480.00      11181.00
            11113.00        10585.00      11294.00
            11206.00        10674.00      11402.00
            11207.00        10675.00      11400.00
            11337.00        10799.00      11541.00
            11451.00        10907.00      11676.00
            11630.00        11077.00      11893.00
            11583.00        11033.00      11845.00
            11613.00        11061.00      11877.00
            11706.00        11150.00      11985.00
            11582.00        11032.00      11831.00
            11658.00        11105.00      11923.00
            11795.00        11235.00      12101.00
            11901.00        11336.00      12231.00
            12204.00        11625.00      12548.00
            12126.00        11550.00      12436.00
            12254.00        11672.00      12578.00
            12314.00        11729.00      12647.00
            12372.00        11784.00      12707.00
            12551.00        11955.00      12887.00
            12671.00        12070.00      13020.00
            12656.00        12055.00      13030.00
            12646.00        12045.00      13042.00
            12603.00        12004.00      12973.00
            12786.00        12178.00      13186.00
            12814.00        12205.00      13233.00
            12843.00        12233.00      13265.00
            13037.00        12418.00      13475.00
            13199.00        12572.00      13655.00
            13177.00        12551.00      13658.00
            13216.00        12588.00      13703.00
            13250.00        12621.00      13748.00
            13417.00        12780.00      13928.00
            13314.00        12682.00      13857.00
            13322.00        12689.00      13863.00
            13361.00        12726.00      13902.00
            13239.00        12610.00      13824.00
            13051.00        12431.00      13622.00
            13102.00        12480.00      13676.00
            12989.00        12372.00      13596.00
            12996.00        12379.00      13608.00
            12862.00        12251.00      13490.00
            12991.00        12374.00      13627.00
            12898.00        12286.00      13541.00
            12818.00        12210.00      13491.00
            12926.00        12312.00      13626.00
            13195.00        12568.00      13901.00
            13124.00        12500.00      13831.00
            13042.00        12423.00      13757.00
            13358.00        12723.00      14111.00
            13540.00        12897.00      14297.00
            13745.00        13093.00      14501.00
            13673.00        13023.00      14428.00
            13822.00        13165.00      14579.00
            13911.00        13251.00      14681.00
            14223.00        13547.00      15028.00
            14385.00        13702.00      15191.00
            14426.00        13740.00      15237.00
            14542.00        13852.00      15371.00
            14385.00        13702.00      15211.00
            14539.00        13849.00      15365.00
            14631.00        13936.00      15460.00
            14833.00        14128.00      15680.00
            15072.00        14356.00      15932.00
            15031.00        14317.00      15897.00
            15222.00        14499.00      16059.00
            15047.00        14332.00      15918.00
            14869.00        14163.00      15790.00
            15111.00        14394.00      16049.00
            15288.00        14562.00      16245.00
            15013.00        14300.00      15935.00
            15307.00        14580.00      16263.00
            15404.00        14672.00      16353.00
            15586.00        14845.00      16536.00
            15794.00        15044.00      16741.00
            15981.00        15222.00      16932.00
            16331.00        15555.00      17274.00
            16032.00        15270.00      16994.00
            15910.00        15154.00      16911.00
            16224.00        15453.00      17242.00
            16160.00        15393.00      17213.00
            16411.00        15631.00      17450.00
            16398.00        15619.00      17483.00
            16512.00        15728.00      17597.00
            16904.00        16101.00      17986.00
            16811.00        16012.00      17900.00
            16211.00        15441.00      17305.00
            16316.00        15541.00      17466.00
            16807.00        16009.00      17968.00
            16684.00        15892.00      17847.00
            16860.00        16059.00      17994.00
            16998.00        16190.00      18121.00
            17062.00        16252.00      18212.00
            17375.00        16549.00      18498.00
            17248.00        16429.00      18448.00
            16818.00        16019.00      18033.00
            16815.00        16016.00      18008.00
            16881.00        16079.00      18078.00
            17073.00        16262.00      18297.00
08/2004     17411.00        16580.00      18642.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers General Obligation Bond Index is a unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                A                B                 C               D             Z
-------------------------------------------------------------------------------------------------
INCEPTION               11/01/02         11/01/02         10/13/03         11/01/02      07/02/84
-------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                6.68     1.61    5.87     0.87     6.20    5.20     6.25    4.20      6.97
-------------------------------------------------------------------------------------------------
5-year                6.03     5.01    5.74     5.42     5.81    5.81     5.89    5.67      6.17
-------------------------------------------------------------------------------------------------
10-year               5.70     5.19    5.56     5.56     5.59    5.59     5.63    5.52      5.77


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                A                B                 C               D             Z
-------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                0.41    -4.36    -0.36   -5.14     -0.12  -1.07      0.02  -1.93       0.72
-------------------------------------------------------------------------------------------------
5-year                5.29     4.26     5.03    4.70      5.08   5.08      5.16   4.95       5.42
-------------------------------------------------------------------------------------------------
10-year               5.57     5.06     5.44    5.44      5.47   5.47      5.51   5.40       5.64


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% CONTINGENT SALES CHARGE FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------
          ACTUAL         HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     1,003.12     1,020.61       4.53       4.57             0.90
-----------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00       998.99     1,016.84       8.29       8.36             1.65
-----------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     1,000.00     1,018.60       6.54       6.60             1.30
-----------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     1,000.40     1,018.60       6.54       6.60             1.30
-----------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,003.17     1,021.87       3.27       3.30             0.65


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 6.68% WITHOUT SALES CHARGE.

o THE FUND'S RETURN FELL JUST SHORT OF THE RETURN OF ITS BENCHMARK, THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, BUT WAS HIGHER THAN THE AVERAGE RETURN FOR ITS PEER GROUP, THE LIPPER OREGON MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND BENEFITED FROM ITS FOCUS ON BONDS WITH INTERMEDIATE MATURITIES, WHICH WERE THE STRONGEST-PERFORMERS IN THE OREGON BOND MARKET DURING THE PERIOD.

[Illustration of two arrows pointing up]

                                            LEHMAN BROTHERS
                                           GENERAL OBLIGATION
                   CLASS A SHARES              BOND INDEX
                       6.68%                      6.76%

                                   OBJECTIVE
                          Seeks a high level of income=
                         exempt from federal and Oregon
                            income tax by investing
                       primarily in municipal securities
                         issued by the state of Oregon.

                                TOTAL NET ASSETS
                                 $440.4 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                              12.45
    ------------------------------------------
    Class B                              12.45
    ------------------------------------------
    Class C                              12.45
    ------------------------------------------
    Class D                              12.45
    ------------------------------------------
    Class Z                              12.45

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.60
    ------------------------------------------
    Class B                               0.51
    ------------------------------------------
    Class C                               0.51
    ------------------------------------------
    Class D                               0.55
    ------------------------------------------
    Class Z                               0.64

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

For the 12-month period ended August 31, 2004, Columbia Oregon Municipal Bond Fund class A shares returned 6.68% without sales charge. This was slightly less than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 6.76%. The fund outperformed its peer group, the Lipper Oregon Municipal Debt Funds Category, which returned an average of 5.72%. 1 The fund benefited from its focus on bonds with intermediate maturities, which performed better than either short or longer-term bonds in the Oregon municipal market during the period. The fund's investment in non-rated bonds also made a positive contribution to performance.

A VOLATILE PERIOD FOR MUNICIPAL BONDS

Although municipal bonds provided good returns for the period covered by this report, they experienced considerable volatility--especially in the second half of the period. Early in the period, bond yields drifted lower and bond prices moved higher as inflation remained in check and manufacturers continued to operate below capacity. However interest rates rose sharply following strong employment reports in the spring of 2004. As a result, long-term yields rose sharply and bond prices fell. To complicate matters, non-traditional investors, such as hedge funds, moved money in and out of the municipal market in an attempt to take advantage of short-term price fluctuations. Their presence in the market heightened volatility.

Oregon, like many other states, has benefited from increased revenues resulting from an improving economy. However, the state's economy, which relied heavily on the technology industry in the 1990s, remained behind the rest of the country. While the state has recently experienced some job growth, it has had one of the highest unemployment rates in the country since 2000.

MIXED RESULTS FROM SECTOR ALLOCATION AND SECURITY SELECTION

The fund benefited from its holdings of hospital and non-rated bonds. Hospital bonds performed well as the financial outlook improved for many issuers. The fund's non-rated bonds gained ground as investors were increasingly willing to accept more risk for potentially higher returns.

As low mortgage rates favored individual home ownership over rental housing, our investments in multi-family housing bonds underperformed. In general, it was difficult for issuers to maintain occupancy levels as home ownership rates climbed. As a result, we cut back on exposure to housing bonds, particularly some multi-family

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[Sidebar]

PORTFOLIO QUALITY AS OF 08/31/04 (%)

    AAA                                   43.1
    ------------------------------------------
    AA                                    35.1
    ------------------------------------------
    A                                      5.7
    ------------------------------------------
    BBB                                    3.5
    ------------------------------------------
    D                                      0.1
    ------------------------------------------
    Non rated                             10.6
    ------------------------------------------
    Net cash & equivalents                 1.9

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally-recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings, Ltd.

PORTFOLIO COMPOSITION
AS OF 08/31/04 (%)

    Oregon Revenue                        33.0
    ------------------------------------------
    General obligations                   19.2
    ------------------------------------------
    Insured revenue                       19.0
    ------------------------------------------
    Insured general obligations           14.2
    ------------------------------------------
    Other bonds                            6.5
    ------------------------------------------
    State of Oregon general obligations    2.6
    ------------------------------------------
    Pre-funded bond                        2.3
    ------------------------------------------
    Cash & cash equivalents,
       net receivables & payables          2.8
    ------------------------------------------
    U.S. territories bonds                 0.4


HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

   Oregon Coast Aquarium
      (Oregon St Health Hsg Edl)           0.1

MATURITY BREAKDOWN AS OF 08/31/04 (%)

    0-1 years                              0.5
    ------------------------------------------
    1-3 years                              2.0
    ------------------------------------------
    3-5 years                              2.9
    ------------------------------------------
    5-7 years                             12.3
    ------------------------------------------
    7-10 years                            29.3
    ------------------------------------------
    10-15 years                           33.8
    ------------------------------------------
    15-20 years                           11.7
    ------------------------------------------
    20-25 years                            3.2
    ------------------------------------------
    25+ years                              2.4
    ------------------------------------------
    Net cash & equivalents                 1.9

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.

________________________________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

housing projects. Also, our position in Oregon Coast Aquarium bonds hurt performance. The Oregon Coast Aquarium has experienced severe cash shortfalls as a result of a decline in tourism. We continue to work with the Aquarium to restructure its debt or find other ways to enhance the value of its outstanding bonds.

POTENTIAL FOR A STABLE ECONOMIC ENVIRONMENT

Our outlook calls for increasing stability in the economy market. As long as a modest rate of growth is maintained, state and local governments should be able to expect higher tax revenues, which would aid their balance sheets and maintain or improve their credit quality. We see Oregon revenue streams picking up if employment and tax revenues gradually increase. We expect Oregon's muni market to benefit from a steady, although lower, level of issuance and continued strong demand.

Going forward, we expect to maintain our focus on the intermediate maturity range, which we believe offers the best opportunity in a stable economic climate. As a result, we shifted some assets to the longer end of the intermediate maturity range, which we believe is likely to benefit most from an improved economy. In an effort to increase tax-exempt returns to shareholders, we plan to continue to reduce the fund's exposure to bonds subject to the alternative minimum tax.

[PHOTO OF Brian McGreevy]   Brian McGreevy has managed the Columbia Oregon
                            Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors since 1994.

                            /s/ Brian McGreevy

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund shares will be affected by interest rate changes and the creditworthiness of issues held in the funds. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. Capital gains earned on tax-exempt investments are taxable.

[Sidebar]

PERFORMANCE OF A $ 10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE         WITHOUT         WITH
    ------------------------------------------
    Class A               20,872        19,885
    ------------------------------------------
    Class B               20,561        20,561
    ------------------------------------------
    Class C               20,576        20,576
    ------------------------------------------
    Class D               20,626        20,428
    ------------------------------------------
    Class Z               20,983          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

                                      MERRILL LYNCH
         CLASS A          CLASS A      US HIGH YIELD,
       SHARES WITHOUT   SHARES WITH       CASH PAY
       SALES CHARGE    SALES CHARGE     ONLY INDEX
      --------------   ------------   --------------
09/1994   10000.00         9525.00        10000.00
          10050.00         9573.00         9996.00
          10061.00         9583.00        10021.00
           9949.00         9477.00         9936.00
          10052.00         9574.00        10046.00
          10209.00         9724.00        10188.00
          10460.00         9963.00        10506.00
          10555.00        10054.00        10652.00
          10791.00        10279.00        10901.00
          11064.00        10539.00        11241.00
          11141.00        10612.00        11326.00
          11295.00        10758.00        11456.00
          11315.00        10777.00        11525.00
          11498.00        10952.00        11657.00
          11650.00        11097.00        11740.00
          11783.00        11223.00        11855.00
          11972.00        11404.00        12045.00
          12139.00        11562.00        12236.00
          12179.00        11600.00        12254.00
          12041.00        11469.00        12221.00
          12024.00        11453.00        12227.00
          12035.00        11464.00        12315.00
          12069.00        11496.00        12389.00
          12158.00        11581.00        12473.00
          12389.00        11801.00        12602.00
          12604.00        12005.00        12873.00
          12742.00        12137.00        13014.00
          13010.00        12392.00        13277.00
          13102.00        12480.00        13379.00
          13218.00        12590.00        13483.00
          13418.00        12781.00        13671.00
          13216.00        12588.00        13520.00
          13372.00        12737.00        13674.00
          13693.00        13042.00        13950.00
          13865.00        13207.00        14162.00
          14238.00        13562.00        14502.00
          14225.00        13550.00        14477.00
          14416.00        13731.00        14717.00
          14403.00        13719.00        14815.00
          14567.00        13875.00        14955.00
          14765.00        14064.00        15097.00
          15006.00        14293.00        15322.00
          15095.00        14378.00        15385.00
          15188.00        14467.00        15517.00
          15264.00        14539.00        15590.00
          15311.00        14584.00        15700.00
          15420.00        14688.00        15778.00
          15608.00        14867.00        15868.00
          14989.00        14277.00        15182.00
          15254.00        14529.00        15213.00
          15181.00        14460.00        14963.00
          15682.00        14937.00        15644.00
          15686.00        14941.00        15649.00
          15879.00        15125.00        15804.00
          15792.00        15042.00        15684.00
          15980.00        15221.00        15819.00
          16093.00        15329.00        16065.00
          15886.00        15131.00        15954.00
          15836.00        15084.00        15924.00
          15821.00        15069.00        15948.00
          15732.00        14985.00        15785.00
          15715.00        14968.00        15725.00
          15718.00        14971.00        15633.00
          15974.00        15215.00        15811.00
          16059.00        15296.00        15893.00
          15977.00        15218.00        15814.00
          15991.00        15232.00        15828.00
          15900.00        15145.00        15606.00
          15973.00        15214.00        15611.00
          15964.00        15205.00        15439.00
          16299.00        15525.00        15703.00
          16446.00        15664.00        15816.00
          16723.00        15929.00        16009.00
          16723.00        15929.00        15916.00
          16583.00        15795.00        15450.00
          16346.00        15569.00        14966.00
          16799.00        16001.00        15291.00
          17375.00        16549.00        16203.00
          17521.00        16689.00        16459.00
          17430.00        16602.00        16241.00
          17388.00        16562.00        16064.00
          17501.00        16670.00        16373.00
          17347.00        16523.00        16035.00
          17557.00        16723.00        16284.00
          17785.00        16940.00        16442.00
          17090.00        16278.00        15388.00
          17676.00        16836.00        15840.00
          18139.00        17277.00        16355.00
          17914.00        17063.00        16239.00
          18021.00        17165.00        16330.00
          17857.00        17009.00        16173.00
          18025.00        17169.00        16558.00
          18110.00        17250.00        16821.00
          18074.00        17215.00        16731.00
          17615.00        16778.00        15541.00
          17322.00        16499.00        14923.00
          17591.00        16755.00        15296.00
          17522.00        16690.00        15051.00
          17499.00        16668.00        14924.00
          17993.00        17138.00        15814.00
          18112.00        17251.00        16054.00
          18269.00        17401.00        16517.00
          18414.00        17539.00        16730.00
          18730.00        17841.00        17163.00
          19155.00        18246.00        18128.00
          19171.00        18260.00        18323.00
          19405.00        18483.00        18824.00
          19036.00        18132.00        18554.00
          19163.00        18253.00        18798.00
          19579.00        18649.00        19299.00
          19799.00        18858.00        19693.00
          19919.00        18973.00        19965.00
          20135.00        19178.00        20428.00
          20328.00        19362.00        20747.00
          20405.00        19436.00        20738.00
          20581.00        19603.00        20884.00
          20399.00        19430.00        20733.00
          20000.00        19050.00        20402.00
          20174.00        19215.00        20699.00
          20492.00        19519.00        20983.00
08/2004   20872.00        19885.00        21362.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)



SHARE CLASS                A                B                C                D             Z
-------------------------------------------------------------------------------------------------
INCEPTION               11/01/02         11/01/02         10/13/03         11/01/02      10/01/93
-------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                8.90     3.76    8.07     3.07    8.14     7.14    8.23     6.11      9.16
-------------------------------------------------------------------------------------------------
5-year                5.81     4.78    5.50     5.19    5.51     5.51    5.56     5.36      5.93
-------------------------------------------------------------------------------------------------
10-year               7.64     7.12    7.47     7.47    7.48     7.48    7.51     7.40      7.69


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)



SHARE CLASS                A                B                C                D             Z
-------------------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------------------
1-year                3.96    -0.94    3.14    -1.74    3.18     2.20    3.31     1.29      4.20
-------------------------------------------------------------------------------------------------
5-year                4.96     3.94    4.67     4.37    4.68     4.68    4.73     4.52      5.06
-------------------------------------------------------------------------------------------------
10-year               7.40     6.89    7.26     7.26    7.26     7.26    7.29     7.18      7.46


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES AND 1% FOR CLASS D SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------
Class A   1,000.00         1,000.00     1,023.43     1,020.01      5.19        5.18             1.02
-----------------------------------------------------------------------------------------------------------
Class B   1,000.00         1,000.00     1,020.26     1,016.24      8.99        8.97             1.77
-----------------------------------------------------------------------------------------------------------
Class C   1,000.00         1,000.00     1,021.01     1,016.99      8.23        8.21             1.62
-----------------------------------------------------------------------------------------------------------
Class D   1,000.00         1,000.00     1,020.61     1,016.99      8.23        8.21             1.62
-----------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,024.73     1,021.27      3.92        3.91             0.77


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Fund's Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004, THE FUND'S CLASS A SHARES RETURNED 8.90% WITHOUT SALES CHARGE.

o THE FUND'S SOLID RETURN REFLECTS A STRONG ENVIRONMENT FOR THE HIGH YIELD MARKET. HOWEVER, IT TRAILED ITS BENCHMARK, THE MERRILL LYNCH US HIGH YIELD, CASH PAY ONLY INDEX, BECAUSE IT DID NOT OWN LOWER QUALITY SECURITIES, WHICH DID ESPECIALLY WELL LATE IN 2003.

o AS THE PERIOD WORE ON, THE PERFORMANCE GAP BETWEEN HIGHER AND LOWER QUALITY SECURITIES NARROWED AND THE FUND'S RELATIVE PERFORMANCE IMPROVED.

[Illustration of two arrows pointing up]


                                           MERRILL LYNCH US
                                           HIGH YIELD, CASH
                   CLASS A SHARES           PAY ONLY INDEX
                       8.90%                    13.64%

                                   OBJECTIVE
                         Seeks a high level of income,
                         with capital appreciation as a
                        secondary goal, by investing in
                             non-investment-grade,
                           corporate debt securities.

                                TOTAL NET ASSETS
                                $1,731.3 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class A                               8.69
    ------------------------------------------
    Class B                               8.69
    ------------------------------------------
    Class C                               8.69
    ------------------------------------------
    Class D                               8.69
    ------------------------------------------
    Class Z                               8.69

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 08/31/04 ($)

    Class A                               0.54
    ------------------------------------------
    Class B                               0.47
    ------------------------------------------
    Class C                               0.43
    ------------------------------------------
    Class D                               0.48
    ------------------------------------------
    Class Z                               0.56

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

For the 12-month period ended August 31, 2004, Columbia High Yield Fund class A shares returned 8.90% without sales charge. The fund lagged the Merrill Lynch US High Yield, Cash Pay Only Index, which returned 13.64%. The fund's performance was held back because it did not own lower quality securities, which did especially well during the later months of 2003. However, as the period wore on, the performance gap between higher and lower quality securities narrowed, and the fund's relative performance improved.

A RISK-TAKER'S MARKET

As the economic recovery unfolded in 2003, fixed-income investors became increasingly willing to assume the risks of lower quality securities in return for their substantially higher yields. The market's preference for low quality securities created a striking performance gap: BB-rated securities returned 9.9% during the first six months of the reporting period, while CCC-rated issues did far better, returning 14.5%. The fund's strategy to generally not own CCC-rated bonds, which carry above-average bankruptcy risk, placed it at a disadvantage. However, CCC-rated securities lost ground in the second half of the period.

ALLOCATION DECISIONS GENERALLY HELPED PERFORMANCE

In general, the fund's returns were aided by favorable sector allocation decisions. In part, the fund benefited because of what it DIDN'T own. For example, the fund had no exposure to the airline sector, which suffered from increased competition and higher fuel prices. The fund also had minimal exposure to the telecommunications sector, an industry in which many companies continued to struggle. The fund's only holding in this sector, Nextel Communications, improved its competitive standing during the year and was a positive performer for the fund. Cable television holdings also made a positive contribution to performance. Satellite companies continued to take market share from traditional cable companies, a trend that favored fund holdings such as DirecTV Holdings and EchoStar DBS.

However, not all our allocation decisions worked out well. We had no exposure to the electric utility industry, which returned 16.1% over the past 12 months.

QUALITY BIAS IN ENERGY DETRACTED FROM PERFORMANCE

Our preference for quality in security selection also hurt performance. This was especially evident within the energy sector, the fund's largest industry position. Energy companies benefited from the steady increase in oil prices during the period. But the best performers were companies such as CCC-rated El Paso, which the fund does not own, and B-rated Williams Companies, which the fund recently purchased.

[Sidebar]

PORTFOLIO QUALITY AS OF 08/31/04 (%)

    Baa                                    1.2
    ------------------------------------------
    Ba                                    61.9
    ------------------------------------------
    B                                     36.9

Portfolio quality is calculated as a percentage of total investments.

Ratings shown represent the highest rating assigned to a particular bond by one of the nationally recognized rating agencies: Standard and Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 08/31/04 (%)

    Energy                                10.9
    ------------------------------------------
    Health care                            8.1
    ------------------------------------------
    Casinos & gaming                       8.1
    ------------------------------------------
    Cable TV                               5.5
    ------------------------------------------
    Services                               5.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 08/31/04 (%)

    Nextel Communications                  2.0
    ------------------------------------------
    Directv Holdings                       1.6
    ------------------------------------------
    EchoStar DBS                           2.0
    ------------------------------------------
    Williams Companies                     0.9
    ------------------------------------------
    Fisher Scientific International        0.2
    ------------------------------------------
    Royal Caribbean Cruises                2.1

MATURITY BREAKDOWN AS OF 08/31/04 (%)

    0-3 years                              7.0
    ------------------------------------------
    3-5 years                             12.4
    ------------------------------------------
    5-10 years                            76.5
    ------------------------------------------
    10+ years                              4.1

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and holdings discussed are calculated as a percentage of net assets.

________________________________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

BUYOUTS AND UPGRADES, PURCHASES AND SALES

Several holdings were bought out or upgraded by rating agencies during the period--both positive factors for the fund. Among our health care holdings, Apogent Technology was bought by Fisher Scientific International. Its bonds moved up sharply as a result. Within the automotive sector, American Axle & Manufacturing and Lear were upgraded to investment-grade status. During the period, Lear's bonds were sold and American Axle's bonds were called. We also eliminated positions in Abitibi Consolidated and Cascades, two forest products companies whose fundamentals didn't show the improvement we had anticipated.

We made several new purchases for the fund. We initiated a sizable position in cruise operator Royal Caribbean Cruises, which recently completed a major program to augment its fleet. With capital spending now sharply down and the travel business showing increased strength, the company offers an attractive risk/reward profile.

SOLID PROSPECTS GOING FORWARD

Overall, the fundamentals of the high-yield bond market remain attractive. Default rates have continued to move down. Even if interest rates tick higher, we believe the high-yield market is capable of holding its ground. High-yield securities have historically outperformed investment-grade securities when interest rates have risen.

[PHOTO OF Jeffrey L. Rippey]  Jeffrey L. Rippey, CFA, has managed or co-managed
                              Columbia High Yield Fund since its inception in October 1993 and has been with the advisor and its predecessors since 1981.

                              /s/ Jeffrey L. Rippey



[PHOTO OF Kurt M. Havnaer]    Kurt M. Havnaer, CFA, has co-managed the fund
                              since February 2000. Mr. Havnaer was on a leave of absence for the period March 2004 to April 2004.
                              He has been associated with Columbia Management or its predecessors since 1996.

                              /s/ Kurt M. Havnaer

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. Investing in junk bonds of foreign and emerging markets includes additional risk such as currency exchange rate fluctuations and economic and political change.

[Sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
09/01/94 - 08/31/04 ($)

    SALES CHARGE                       WITHOUT
    ------------------------------------------
    Class Z                             14,570

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

VALUE OF A $10,000 INVESTMENT 09/01/94 - 08/31/04

[MOUNTAIN CHART]

        LIPPER MONEY
        MARKET FUNDS
         CATEGORY
          AVERAGE      CLASS Z SHARES
       --------------   ------------
09/1994       10000.00  10000.00
              10033.00  10034.00
              10069.00  10071.00
              10106.00  10109.00
              10150.00  10153.00
              10193.00  10199.00
              10235.00  10241.00
              10282.00  10290.00
              10328.00  10337.00
              10375.00  10385.00
              10421.00  10432.00
              10467.00  10480.00
              10512.00  10527.00
              10556.00  10573.00
              10601.00  10619.00
              10645.00  10665.00
              10689.00  10712.00
              10734.00  10758.00
              10774.00  10800.00
              10816.00  10843.00
              10857.00  10885.00
              10899.00  10929.00
              10940.00  10971.00
              10983.00  11016.00
              11027.00  11062.00
              11069.00  11106.00
              11114.00  11151.00
              11156.00  11196.00
              11200.00  11242.00
              11245.00  11288.00
              11285.00  11330.00
              11329.00  11376.00
              11373.00  11422.00
              11419.00  11470.00
              11465.00  11518.00
              11512.00  11567.00
              11559.00  11617.00
              11604.00  11665.00
              11652.00  11715.00
              11699.00  11764.00
              11748.00  11816.00
              11797.00  11868.00
              11841.00  11914.00
              11889.00  11964.00
              11936.00  12013.00
              11985.00  12064.00
              12032.00  12113.00
              12082.00  12165.00
              12131.00  12217.00
              12179.00  12269.00
              12226.00  12320.00
              12271.00  12368.00
              12317.00  12418.00
              12362.00  12466.00
              12402.00  12509.00
              12445.00  12555.00
              12488.00  12600.00
              12531.00  12647.00
              12574.00  12692.00
              12619.00  12740.00
              12666.00  12790.00
              12713.00  12840.00
              12762.00  12893.00
              12812.00  12946.00
              12866.00  13004.00
              12920.00  13064.00
              12972.00  13118.00
              13027.00  13179.00
              13083.00  13238.00
              13144.00  13303.00
              13204.00  13368.00
              13269.00  13438.00
              13334.00  13508.00
              13397.00  13575.00
              13462.00  13646.00
              13525.00  13714.00
              13592.00  13784.00
              13656.00  13853.00
              13709.00  13910.00
              13764.00  13968.00
              13812.00  14020.00
              13856.00  14067.00
              13895.00  14111.00
              13932.00  14152.00
              13967.00  14190.00
              13998.00  14224.00
              14023.00  14253.00
              14043.00  14275.00
              14060.00  14295.00
              14074.00  14313.00
              14086.00  14327.00
              14099.00  14343.00
              14112.00  14357.00
              14124.00  14371.00
              14137.00  14386.00
              14150.00  14400.00
              14161.00  14414.00
              14172.00  14427.00
              14184.00  14440.00
              14194.00  14452.00
              14202.00  14464.00
              14209.00  14472.00
              14215.00  14479.00
              14222.00  14487.00
              14228.00  14494.00
              14234.00  14503.00
              14239.00  14510.00
              14243.00  14516.00
              14248.00  14522.00
              14252.00  14526.00
              14256.00  14530.00
              14261.00  14535.00
              14265.00  14539.00
              14269.00  14542.00
              14273.00  14546.00
              14278.00  14551.00
              14282.00  14553.00
              14286.00  14556.00
              14291.00  14561.00
              14296.00  14567.00
 08/2004      14303.00  14570.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

                           LIPPER MONEY MARKET
               CLASS Z    FUNDS CATEGORY AVERAGE
------------------------------------------------
1-year            0.36              0.38
------------------------------------------------
5-year            2.64              2.49
------------------------------------------------
10-year           3.84              3.76

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

                          LIPPER MONEY MARKET
               CLASS Z   FUNDS CATEGORY AVERAGE
-------------------------------------------------
1-year            0.35              0.36
-------------------------------------------------
5-year            2.78              2.62
-------------------------------------------------
10-year           3.90              3.81

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[Sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
    WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004



             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE         EXPENSES PAID       FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------
           ACTUAL        HYPOTHETICAL    ACTUAL    HYPOTHETICAL   ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------
Class Z   1,000.00         1,000.00     1,001.76     1,021.57      3.57        3.61             0.71


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[Sidebar]

SUMMARY

o FOR THE 12-MONTH PERIOD THAT ENDED AUGUST 31, 2004, THE FUND'S CLASS Z SHARES RETURNED 0.36% AS THE LOWEST INTEREST RATES IN 40 YEARS PREVAILED.

o THE FUND'S RETURN WAS IN LINE WITH THE LIPPER MONEY MARKET FUNDS CATEGORY AVERAGE OF 0.38%.

o SHORT-TERM RATES MOVED HIGHER TOWARD THE END OF THE PERIOD, BUT IT WILL TAKE SOME TIME FOR THE INCREASE TO BE FULLY REFLECTED IN MONEY MARKET RETURNS.


                    [Illustration of two arrows pointing up]

                                             LIPPER MONEY
                                             MARKET FUNDS
                   CLASS Z SHARES          CATEGORY AVERAGE
                       0.36%                    0.38%

                                   OBJECTIVE
                             Seeks a high level of
                           income consistent with the
                          maintenance of liquidity and
                          the preservation of capital
                         by investing primarily in high
                        quality money market securities

                                TOTAL NET ASSETS
                                $ 661.1 million

NET ASSET VALUE PER SHARE
AS OF 08/31/04 ($)

    Class Z                               1.00

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

For the 12-month period ended August 31, 2004, Columbia Daily Income Company class Z shares returned 0.36%. This return was in line with the Lipper Money Market Funds Category average, which averaged a gain of 0.38% for the period. 1 Returns on money-market funds remained low because the yields on short-term fixed-income securities were at a 40-year historical low throughout the twelve-month period.

RATES LOW BUT TRENDING HIGHER

For most of the 12-month reporting period, the Federal Reserve kept short-term interest rates low in an effort to stimulate economic growth. Low interest rates were intended as a temporary economic stimulus with the expectation that the Fed would raise short-term interest rates when the economy posted respectable growth. Unusually low rates can create a negative real rate of return, which occurs when short-term rates are lower than the prevailing inflation rate, which can result in a loss of purchasing power over time. Although there were doubts about the sustainability of economic growth early in 2004, it quickly dissipated on strong employment news in the second quarter. On June 30th, policymakers raised a key short-term interest rate, the federal funds rate, from 1.00% to 1.25% and to 1.50% when they met in August. 2

POSITIONING THE FUND WITHIN A CHANGING MARKET

During the period, we maintained a lower average time to maturity in order to make it easier to invest at higher rates when rates rose. At the end of August, the fund's weighted average maturity was 35 days, somewhat toward the lower end of our normal range of 30 to 50 days.

Although the fund has maintained a higher-than-average weight in US Treasury securities over the past several years, its investments are currently divided between agency discount notes and A1/P1-rated commercial paper, with no exposure to US Treasuries. We are comfortable with the portfolio's positioning, because the credit environment has improved after a two-year period during which the credit quality of certain corporate issuers was questioned. The current positioning offers the opportunity for higher yields.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2   In September, the federal funds rate was raised to 1.75%.

[Sidebar]

PORTFOLIO HIGHLIGHTS AS OF 08/31/04

    Seven day current yield                     0.58%
    -------------------------------------------------
    Seven day effective yield                   0.58%
    -------------------------------------------------
    Average days to maturity                       35

________________________________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

AN IMPROVING OUTLOOK

As securities in the portfolio mature, we plan to reinvest at new, higher rates and eventually those higher rates should be reflected in higher returns for the fund. We expect the Federal Reserve to make good on its word to continue raising rates at a measured pace. The consensus of the market is that the fed funds rate will rise to 2% early in 2005 en route to a more sustainable level of under 3%. The current level of economic growth, while not spectacular, appears solid enough to justify such advances, which could bring money market rates above the inflation rate for the first time in several years.

                                Leonard Aplet has managed the fund since 1988 and has been with the advisor and its predecessors since 1987.

                                /s/ Leonard Aplet

Effective October 7, 2004 Karen M. Arneil and William A. Goldthwait began co-managing Columbia Daily Income Fund, replacing Leonard Aplet. Ms. Arneil is a Senior Vice President and has been associated with the advisor and its predecessors since 1996. Mr. Goldthwait is a Senior Vice President and has been associated with the advisor and its predecessors since 1997.

There is a chance that the fund's investments may not keep pace with the rate of inflation over the long-term. Also, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

FINANCIAL STATEMENTS ___________________________________________________________
                                                                  COLUMBIA FUNDS
AUGUST 31, 2004


                                    A GUIDE TO UNDERSTANDING YOUR FUND'S
                                    FINANCIAL STATEMENTS

                                    --------------------------------------------
            INVESTMENT PORTFOLIO    The investment portfolio details all of the
                                    fund's holdings and their market value as of the last day of the reporting period.
                                    Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                    --------------------------------------------
         STATEMENT OF ASSETS AND    This statement details the fund's assets,
                     LIABILITIES    liabilities, net assets and share price for
                                    each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities
                                    (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                    --------------------------------------------
         STATEMENT OF OPERATIONS    This statement details income earned by the
                                    fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                                    --------------------------------------------
     STATEMENT OF CHANGES IN NET    This statement demonstrates how the fund's
                          ASSETS    net assets were affected by its operating
                                    results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                                    The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                    --------------------------------------------
              NOTES TO FINANCIAL    These notes disclose the organizational
                      STATEMENTS    background of the fund, its significant
                                    accounting policies (including those
                                    surrounding security valuation, income
                                    recognition and distributions to
                                    shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                    --------------------------------------------
            FINANCIAL HIGHLIGHTS    The financial highlights demonstrate how
                                    the fund's net asset value per share was affected by the fund's operating results.
                                    The financial highlights table also
                                    discloses the classes' performance and
                                    certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

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                      This page intentionally left blank.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                       COLUMBIA COMMON STOCK FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 17.2%

  HOTELS, RESTAURANTS & LEISURE - 1.3%
      Darden Restaurants, Inc.                         190,300      3,998,203
                                                                -------------
                           Hotels, Restaurants & Leisure Total      3,998,203

  HOUSEHOLD DURABLES - 1.2%
      Garmin Ltd.                                       95,400      3,712,014
                                                                -------------
                                      Household Durables Total      3,712,014

  LEISURE EQUIPMENT & PRODUCTS - 0.6%
      Hasbro, Inc.                                     100,400      1,860,412
                                                                -------------
                            Leisure Equipment & Products Total      1,860,412

  MEDIA - 7.8%
      Comcast Corp., Class A (a)                       194,442      5,477,431
      DirecTV Group, Inc. (a)                          382,800      6,075,036
      Liberty Media Corp., Series A (a)                567,200      5,053,752
      Liberty Media International, Inc.,
        Series A (a)                                    31,433      1,062,435
      Time Warner, Inc. (a)                            370,400      6,056,040
                                                                -------------
                                                   Media Total     23,724,694

  MULTILINE RETAIL - 3.5%
      Kohl's Corp. (a)                                 117,800      5,828,744
      Sears, Roebuck and Co.                           125,500      4,804,140
                                                                -------------
                                        Multiline Retail Total     10,632,884

  SPECIALTY RETAIL - 1.3%
      RadioShack Corp.                                 151,000      4,067,940
                                                                -------------
                                        Specialty Retail Total      4,067,940

  TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      Liz Claiborne, Inc.                              122,400      4,659,768
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total      4,659,768
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL     52,655,915

CONSUMER STAPLES - 5.6%

  BEVERAGES - 0.8%
      Coca-Cola Femsa, SA de CV, ADR                   115,100      2,345,738
                                                                -------------
                                               Beverages Total      2,345,738

  FOOD & STAPLES RETAILING - 1.6%
      Safeway, Inc. (a)                                245,700      4,963,140
                                                                -------------
                                Food & Staples Retailing Total      4,963,140

  FOOD PRODUCTS - 1.3%
      Sara Lee Corp.                                   182,700      4,043,151
                                                                -------------
                                           Food Products Total      4,043,151

  TOBACCO - 1.9%
      Altria Group, Inc.                               118,165      5,784,177
                                                                -------------
                                                 Tobacco Total      5,784,177
                                                                -------------
                                        CONSUMER STAPLES TOTAL     17,136,206


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
ENERGY - 7.4%

  ENERGY EQUIPMENT & SERVICES - 0.6%
      Transocean, Inc. (a)                              60,600      1,860,420
                                                                -------------
                              Energy Equipment & Services Total     1,860,420

  OIL & GAS - 6.8%
      Anadarko Petroleum Corp.                          39,800      2,356,956
      BP PLC, ADR                                       30,000      1,611,000
      Devon Energy Corp.                                45,600      2,955,336
      El Paso Corp.                                    326,000      2,666,680
      Kerr-McGee Corp.                                 107,900      5,694,962
      Noble Energy, Inc.                                34,800      1,791,504
      Unocal Corp.                                      98,200      3,666,788
                                                                -------------
                                               Oil & Gas Total     20,743,226
                                                                -------------
                                                  ENERGY TOTAL     22,603,646

FINANCIALS - 20.0%

  CAPITAL MARKETS - 2.2%
      A.G. Edwards, Inc.                                49,600      1,725,088
      Morgan Stanley                                    96,000      4,870,080
                                                                -------------
                                         Capital Markets Total      6,595,168

  COMMERCIAL BANKS - 1.0%
      Fifth Third Bancorp                               63,900      3,182,859
                                                                -------------
                                        Commercial Banks Total      3,182,859

  CONSUMER FINANCE - 1.0%
      American Express Co.                              62,550      3,128,751
                                                                -------------
                                        Consumer Finance Total      3,128,751

  DIVERSIFIED FINANCIAL SERVICES - 5.5%
      Citigroup, Inc.                                  159,689      7,438,314
      E*TRADE Financial Corp. (a)                      146,400      1,724,592
      JPMorgan Chase & Co.                             191,012      7,560,255
                                                                -------------
                          Diversified Financial Services Total     16,723,161

  INSURANCE - 5.5%
      ACE Ltd.                                         115,900      4,467,945
      Allstate Corp.                                    39,400      1,860,074
      Chubb Corp.                                       37,300      2,536,773
      Marsh & McLennan Companies, Inc.                  55,600      2,484,764
      UnumProvident Corp.                              338,500      5,476,930
                                                                -------------
                                               Insurance Total     16,826,486

  THRIFTS & MORTGAGE FINANCE - 4.8%
      Fannie Mae                                        84,765      6,310,754
      MGIC Investment Corp.                            123,000      8,397,210
                                                                -------------
                              Thrifts & Mortgage Finance Total     14,707,964
                                                                -------------
                                              FINANCIALS TOTAL     61,164,389

HEALTH CARE - 14.6%

  BIOTECHNOLOGY - 3.4%
      Amgen, Inc. (a)                                   94,882      5,625,554
      MedImmune, Inc. (a)                              197,000      4,702,390
                                                                -------------
                                           Biotechnology Total     10,327,944

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                       COLUMBIA COMMON STOCK FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

  HEALTH CARE PROVIDERS & SERVICES - 4.8%
      Cardinal Health, Inc.                            121,400      5,487,280
      McKesson Corp.                                   120,780      3,738,141
      WebMD Corp. (a)                                  748,200      5,446,896
                                                                -------------
                        Health Care Providers & Services Total     14,672,317

  PHARMACEUTICALS - 6.4%
      Barr Pharmaceuticals, Inc. (a)                   141,100      5,540,997
      Biovail Corp. (a)                                258,660      3,921,286
      Endo Pharmaceuticals Holdings, Inc. (a)           61,900      1,049,824
      Johnson & Johnson                                 54,225      3,150,472
      Pfizer, Inc.                                     188,504      6,158,426
                                                                -------------
                                         Pharmaceuticals Total     19,821,005
                                                                -------------
                                             HEALTH CARE TOTAL     44,821,266

INDUSTRIALS - 3.0%

  AIRLINES - 1.5%
      Southwest Airlines Co.                           306,700      4,545,294
                                                                -------------
                                                Airlines Total      4,545,294

  COMMERCIAL SERVICES & SUPPLIES - 1.5%
      ServiceMaster Co.                                132,100      1,642,003
      Waste Management, Inc.                           110,075      3,058,984
                                                                -------------
                          Commercial Services & Supplies Total      4,700,987
                                                                -------------
                                             INDUSTRIALS TOTAL      9,246,281

INFORMATION TECHNOLOGY - 17.2%

  COMMUNICATIONS EQUIPMENT - 3.3%
      Cisco Systems, Inc. (a)                          162,890      3,055,816
      Nortel Networks Corp. (a)                        981,900      3,691,944
      UTStarcom, Inc. (a)                              209,800      3,245,606
                                                                -------------
                                Communications Equipment Total      9,993,366

  COMPUTERS & PERIPHERALS - 4.8%
      Hewlett-Packard Co.                              247,200      4,422,408
      International Business Machines Corp.             65,725      5,566,250
      SanDisk Corp. (a)                                204,750      4,780,913
                                                                -------------
                                 Computers & Peripherals Total     14,769,571

  INTERNET SOFTWARE & SERVICES - 1.0%
      IAC/InterActiveCorp (a)                          137,400      3,134,094
                                                                -------------
                            Internet Software & Services Total      3,134,094

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
      Linear Technology Corp.                          131,000      4,685,870
      NVIDIA Corp. (a)                                 144,450      1,799,847
                                                                -------------
                                Semiconductors & Semiconductor
                                               Equipment Total      6,485,717

  SOFTWARE - 6.0%
      Fair Isaac Corp.                                  48,100      1,295,333
      Microsoft Corp.                                  422,200     11,526,060


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
      Oracle Corp. (a)                                 302,820      3,019,115
      Synopsys, Inc. (a)                               163,800      2,614,248
                                                                -------------
                                                Software Total     18,454,756
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL     52,837,504

MATERIALS - 5.5%

  CHEMICALS - 1.3%
      E.I. du Pont de Nemours & Co.                     95,500      4,035,830
                                                                -------------
                                               Chemicals Total      4,035,830

  CONTAINERS & PACKAGING - 3.1%
      Sealed Air Corp. (a)                              88,800      4,361,856
      Smurfit-Stone Container Corp. (a)                287,400      5,098,476
                                                                -------------
                                  Containers & Packaging Total      9,460,332

  METALS & MINING - 1.1%
      International Steel Group, Inc. (a)              113,200      3,441,280
                                                                -------------
                                         Metals & Mining Total      3,441,280
                                                                -------------
                                               MATERIALS TOTAL     16,937,442

TELECOMMUNICATION SERVICES - 7.1%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 5.0%
      Brasil Telecom Participacoes SA                  119,400      3,896,022
      CenturyTel, Inc.                                  57,900      1,863,801
      Qwest Communications
        International, Inc. (a)                        421,000      1,216,690
      Telefonos de Mexico SA de CV, ADR                186,200      6,031,018
      Verizon Communications, Inc.                      59,500      2,335,375
                                                                -------------
                  Diversified Telecommunication Services Total     15,342,906

  WIRELESS TELECOMMUNICATION SERVICES - 2.1%
      AT&T Wireless Services, Inc. (a)                 262,700      3,840,674
      Nextel Communications, Inc.,
        Class A (a)                                    114,300      2,650,617
                                                                -------------
                     Wireless Telecommunication Services Total      6,491,291
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL     21,834,197

                                           TOTAL COMMON STOCKS
                                        (Cost of $277,783,745)    299,236,846

PREFERRED STOCK - 0.4%

CONSUMER DISCRETIONARY - 0.4%

  MEDIA - 0.4%
      News Corp., Ltd., ADR                             42,850      1,274,788
                                                                -------------
                                                   Media Total      1,274,788
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      1,274,788

                                         Total Preferred Stock
                                          (Cost of $1,370,889)      1,274,788

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                       COLUMBIA COMMON STOCK FUND

                                                    PAR ($)       VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATION - 3.3%

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04,
      due 09/01/04 at 1.500%, collateralized
      by a U.S. Treasury Bond maturing
      11/15/10, market value $10,473,012
      (repurchase proceeds $10,266,428)             10,266,000     10,266,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                         (cost of $10,266,000)     10,266,000

                                    TOTAL INVESTMENTS - 101.3%
                                    (COST OF $289,420,634) (b)    310,777,634

                      OTHER ASSETS & LIABILITIES, NET - (1.3)%     (4,104,246)

                                           NET ASSETS - 100.0%    306,673,388

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $290,604,004.

           ACRONYM                   NAME
           -------                   ----
             ADR        American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                             COLUMBIA GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 98.1%

CONSUMER DISCRETIONARY - 13.9%

  HOTELS, RESTAURANTS & LEISURE - 1.8%
      Carnival Corp.                                   108,100      4,949,899
      Marriott International, Inc., Class A            208,400      9,888,580
                                                                -------------
                           Hotels, Restaurants & Leisure Total     14,838,479

  INTERNET & CATALOG RETAIL - 1.4%
      eBay, Inc. (a)                                   134,600     11,648,284
                                                                -------------
                               Internet & Catalog Retail Total     11,648,284

  MEDIA - 2.4%
      Omnicom Group                                     93,400      6,426,854
      Viacom, Inc., Class B                             48,190      1,605,209
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                                    402,300     11,051,181
                                                                -------------
                                                   Media Total     19,083,244

  SPECIALTY RETAIL - 7.2%
      Bed Bath & Beyond, Inc. (a)                      209,960      7,856,703
      Best Buy Co., Inc.                               231,160     10,753,563
      Chico's FAS, Inc. (a)                            183,800      7,517,420
      Home Depot, Inc.                                 144,900      5,297,544
      Lowe's Companies, Inc.                           276,980     13,765,906
      Staples, Inc.                                    459,200     13,169,856
                                                                -------------
                                        Specialty Retail Total     58,360,992

  TEXTILES, APPAREL & LUXURY GOODS - 1.1%
      Coach, Inc. (a)                                  208,100      8,771,415
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total      8,771,415
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL    112,702,414

CONSUMER STAPLES - 11.2%

  BEVERAGES - 1.8%
      PepsiCo, Inc.                                    293,040     14,652,000
                                                                -------------
                                               Beverages Total     14,652,000

  FOOD & STAPLES RETAILING - 2.1%
      Costco Wholesale Corp.                           230,000      9,469,100
      Sysco Corp.                                      239,010      7,681,782
                                                                -------------
                                Food & Staples Retailing Total     17,150,882

  FOOD PRODUCTS - 1.3%
      Bunge Ltd.                                        58,800      2,345,532
      Hershey Foods Corp.                              173,800      8,391,064
                                                                -------------
                                           Food Products Total     10,736,596

  HOUSEHOLD PRODUCTS - 1.6%
      Procter & Gamble Co.                             236,120     13,215,636
                                                                -------------
                                      Household Products Total     13,215,636


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  PERSONAL PRODUCTS - 3.2%
      Alberto-Culver Co.                               310,445     14,991,389
      Avon Products, Inc.                              239,500     10,581,110
                                                                -------------
                                       Personal Products Total     25,572,499

  TOBACCO - 1.2%
      Altria Group, Inc.                               197,700      9,677,415
                                                                -------------
                                                 Tobacco Total      9,677,415
                                                                -------------
                                        CONSUMER STAPLES TOTAL     91,005,028

ENERGY - 0.8%

  ENERGY EQUIPMENT & SERVICES - 0.3%
      Smith International, Inc. (a)                     43,400      2,472,932
                                                                -------------
                             Energy Equipment & Services Total      2,472,932

  OIL & GAS - 0.5%
      EOG Resources, Inc.                               76,000      4,390,520
                                                                -------------
                                               Oil & Gas Total      4,390,520
                                                                -------------
                                                  ENERGY TOTAL      6,863,452

FINANCIALS - 6.8%

  CAPITAL MARKETS - 1.3%
      Merrill Lynch & Co., Inc.                        210,700     10,760,449
                                                                -------------
                                         Capital Markets Total     10,760,449

  CONSUMER FINANCE - 2.2%
      American Express Co.                             222,000     11,104,440
      MBNA Corp.                                       286,500      6,916,110
                                                                -------------
                                        Consumer Finance Total     18,020,550

  DIVERSIFIED FINANCIAL SERVICES - 1.1%
      Citigroup, Inc.                                  182,726      8,511,377
                                                                -------------
                          Diversified Financial Services Total      8,511,377

  INSURANCE - 2.2%
      American International Group, Inc.               124,200      8,848,008
      Chubb Corp.                                       64,700      4,400,247
      Progressive Corp.                                 52,400      4,207,720
                                                                -------------
                                               Insurance Total     17,455,975
                                                                -------------
                                              FINANCIALS TOTAL     54,748,351

HEALTH CARE - 21.7%

  BIOTECHNOLOGY - 2.7%
      Amgen, Inc. (a)                                  123,400      7,316,386
      Biogen Idec, Inc. (a)                             73,100      4,337,023
      Genentech, Inc. (a)                              213,000     10,390,140
                                                                -------------
                                           Biotechnology Total     22,043,549

  HEALTH CARE EQUIPMENT & SUPPLIES - 8.9%
      Alcon, Inc.                                      172,900     12,939,836
      Boston Scientific Corp. (a)                      233,440      8,340,811

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                             COLUMBIA GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

  HEALTH CARE EQUIPMENT & SUPPLIES - (CONTINUED)
      Kinetic Concepts, Inc. (a)                        88,900      4,424,553
      St. Jude Medical, Inc. (a)                       166,700     11,210,575
      Thermo Electron Corp. (a)                        267,700      7,032,479
      Varian Medical Systems, Inc. (a)                 402,000     13,326,300
      Zimmer Holdings, Inc. (a)                        214,900     15,322,370
                                                                -------------
                        Health Care Equipment & Supplies Total     72,596,924

  HEALTH CARE PROVIDERS & SERVICES - 1.9%
      Anthem, Inc. (a)                                  74,500      6,052,380
      Caremark Rx, Inc. (a)                            311,600      8,942,920
                                                                -------------
                        Health Care Providers & Services Total     14,995,300

  PHARMACEUTICALS - 8.2%
      Eli Lilly and Co.                                126,400      8,020,080
      Johnson & Johnson                                282,500     16,413,250
      Pfizer, Inc.                                     720,433     23,536,546
      Teva Pharmaceutical Industries
        Ltd., ADR                                      685,346     18,675,679
                                                                -------------
                                         Pharmaceuticals Total     66,645,555
                                                                -------------
                                             HEALTH CARE TOTAL    176,281,328

INDUSTRIALS - 10.8%

  COMMERCIAL SERVICES & SUPPLIES - 1.0%
      Cendant Corp.                                    370,900      8,022,567
                                                                -------------
                          Commercial Services & Supplies Total      8,022,567

  ELECTRICAL EQUIPMENT - 0.9%
      Rockwell Automation, Inc.                        177,800      6,934,200
                                                                -------------
                                    Electrical Equipment Total      6,934,200

  INDUSTRIAL CONGLOMERATES - 6.0%
      3M Co.                                           154,600     12,732,856
      General Electric Co.                             377,485     12,377,733
      Tyco International Ltd.                          752,610     23,571,745
                                                                -------------
                                Industrial Conglomerates Total     48,682,334

  MACHINERY - 2.9%
      Ingersoll-Rand Co., Class A                      136,100      8,847,861
      ITT Industries, Inc.                             186,500     14,752,150
                                                                -------------
                                               Machinery Total     23,600,011
                                                                -------------
                                             INDUSTRIALS TOTAL     87,239,112

INFORMATION TECHNOLOGY - 28.0%

  COMMUNICATIONS EQUIPMENT - 5.9%
      Avaya, Inc. (a)                                  308,300      3,736,596
      Cisco Systems, Inc. (a)                        1,105,075     20,731,207
      Juniper Networks, Inc. (a)                       198,600      4,545,954
      Motorola, Inc.                                   160,400      2,590,460
      QUALCOMM, Inc.                                   420,600     16,003,830
                                                                -------------
                                Communications Equipment Total     47,608,047


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  COMPUTERS & PERIPHERALS - 4.5%
      Dell, Inc. (a)                                   385,290     13,423,504
      EMC Corp. (a)                                    331,400      3,569,178
      International Business Machines Corp.            139,500     11,814,255
      Lexmark International, Inc., Class A (a)          88,000      7,783,600
                                                                -------------
                                 Computers & Peripherals Total     36,590,537

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%

      Flextronics International Ltd. (a)               325,500      4,039,455
                                                                -------------
                      Electronic Equipment & Instruments Total      4,039,455

  INTERNET SOFTWARE & SERVICES - 1.0%
      Yahoo!, Inc. (a)                                 289,900      8,265,049
                                                                -------------
                            Internet Software & Services Total      8,265,049

  IT CONSULTING & SERVICES - 1.4%
      Cognizant Technology Solutions
        Corp., Class A (a)                             309,500      8,486,490
      Paychex, Inc.                                    105,500      3,130,185
                                                                -------------
                                IT Consulting & Services Total     11,616,675

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
      Altera Corp. (a)                                 203,500      3,850,220
      Broadcom Corp., Class A (a)                      113,218      3,072,737
      Intel Corp.                                    1,015,370     21,617,227
      Linear Technology Corp.                           53,800      1,924,426
      Marvell Technology Group Ltd. (a)                190,200      4,397,424
      Microchip Technology, Inc.                       186,000      4,908,540
      Samsung Electronics Co. Ltd., GDR (b)             58,000     11,237,500
      Texas Instruments, Inc.                          158,100      3,089,274
                                                                -------------
                Semiconductors & Semiconductor Equipment Total     54,097,348

  SOFTWARE - 8.0%

      Amdocs Ltd. (a)                                  271,300      5,453,130
      Mercury Interactive Corp. (a)                     60,200      2,077,502
      Microsoft Corp.                                1,501,300     40,985,490
      Oracle Corp. (a)                                 523,590      5,220,192
      SAP AG, ADR                                      229,400      8,363,924
      Symantec Corp. (a)                                63,300      3,035,868
                                                                -------------
                                                Software Total     65,136,106
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL    227,353,217

MATERIALS - 4.9%

  CHEMICALS - 2.4%
      Praxair, Inc.                                    474,700     19,263,326
                                                                -------------
                                               Chemicals Total     19,263,326

  METALS & MINING - 2.5%
      Alcoa, Inc.                                      338,900     10,973,582
      Phelps Dodge Corp. (a)                           114,390      9,329,649
                                                                -------------
                                         Metals & Mining Total     20,303,231
                                                                -------------
                                               MATERIALS TOTAL     39,566,557

                                           TOTAL COMMON STOCKS
                                        (Cost of $683,842,209)    795,759,459

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                             COLUMBIA GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
PREFERRED STOCK - 0.9%

CONSUMER DISCRETIONARY - 0.9%

  MEDIA - 0.9%
      News Corp., Ltd., ADR                            239,400      7,122,150
                                                                -------------
                                                   Media Total      7,122,150
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      7,122,150

                                        TOTAL PREFERRED STOCK
                                          (Cost of $7,990,668)      7,122,150

SHORT-TERM OBLIGATION - 0.5%                         PAR ($)

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      08/31/04, due 09/01/04 at 1.500%,
      collateralized by a U.S. Treasury
      Note maturing 06/15/09, market
      value $4,108,256 (repurchase
      proceeds $4,024,168)                           4,024,000      4,024,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                          (Cost of $4,024,000)      4,024,000

                                     TOTAL INVESTMENTS - 99.5%
                                    (COST OF $695,856,877) (c)    806,905,609

                        OTHER ASSETS & LIABILITIES, NET - 0.5%      4,073,708

                                           NET ASSETS - 100.0%    810,979,317

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the value of this security represents 1.4% of net assets.

(c)  Cost for federal income tax purposes is $706,683,505.

           ACRONYM                   NAME
           -------                   ----
             ADR        American Depositary Receipt
             GDR         Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 95.1%

CONSUMER DISCRETIONARY - 14.8%

  AUTO COMPONENTS - 0.8%
      Denso Corp.                                      181,700      4,502,035
                                                                -------------
                                         Auto Components Total      4,502,035

  AUTOMOBILES - 2.9%
      Renault SA                                       100,341      8,097,700
      Toyota Motor Corp.                               228,300      9,052,218
                                                                -------------
                                             Automobiles Total     17,149,918

  HOTELS, RESTAURANTS & LEISURE - 2.8%
      Accor SA                                         104,400      4,428,704
      Carnival Corp.                                    80,000      3,663,200
      Compass Group PLC                                467,838      2,634,593
      InterContinental Hotels Group PLC                302,965      3,102,253
      OPAP SA                                          148,860      2,847,527
                                                                -------------
                           Hotels, Restaurants & Leisure Total     16,676,277

  HOUSEHOLD DURABLES - 2.6%
      Funai Electric Co., Ltd.                          20,000      2,816,455
      Koninklijke (Royal) Philips
        Electronics NV                                 194,900      4,524,073
      Matsushita Electric Industrial Co., Ltd.         420,000      5,687,886
      Nitori Co., Ltd.                                  42,750      2,734,519
                                                                -------------
                                      Household Durables Total     15,762,933

  MEDIA - 2.8%
      Dentsu, Inc.                                         742      1,800,825
      JC Decaux SA (a)                                 116,700      2,287,031
      News Corp., Ltd.                                 437,400      3,423,437
      Pearson PLC                                      338,200      3,792,651
      Reuters Group PLC                                380,300      2,205,969
      WPP Group PLC                                    349,000      3,136,749
                                                                -------------
                                                   Media Total     16,646,662

  MULTILINE RETAIL - 2.0%
      Metro AG (a)                                      93,688      4,367,684
      Seiyu Ltd. (a)                                   691,000      1,814,245
      Takashimaya Co., Ltd.                            288,000      2,646,418
      Wal-Mart de Mexico SA de CV,
        Series V                                       913,000      2,910,072
                                                                -------------
                                        Multiline Retail Total     11,738,419

  SPECIALTY RETAIL - 0.3%
      Aoyama Trading Co., Ltd.                          64,500      1,565,754
                                                                -------------
                                        Specialty Retail Total      1,565,754

  TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Burberry Group PLC                               544,846      3,572,196
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total      3,572,196
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL     87,614,194


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
CONSUMER STAPLES - 10.3%

  BEVERAGES - 1.9%
      Diageo PLC                                       606,450      7,493,795
      ITO EN Ltd.                                       44,200      1,915,124
      SABMiller PLC                                    144,820      1,805,573
                                                                -------------
                                               Beverages Total     11,214,492

  FOOD & STAPLES RETAILING - 0.7%
      Aeon Co., Ltd.                                    71,300      1,173,246
      Aeon Co., Ltd.                                    71,300      1,190,858
      William Morrison Supermarkets PLC                588,442      1,922,465
                                                                -------------
                                Food & Staples Retailing Total      4,286,569

  FOOD PRODUCTS - 4.1%
      Ajinomoto Co., Inc.                              245,000      2,777,162
      Cadbury Schweppes PLC                            346,930      2,796,216
      Nestle SA, Registered Shares                      44,797     10,635,163
      Unilever PLC                                     897,120      7,722,524
                                                                -------------
                                           Food Products Total     23,931,065

  HOUSEHOLD PRODUCTS - 2.6%
      Kao Corp.                                        233,000      5,757,688
      Reckitt Benckiser PLC                            370,420      9,779,167
                                                                -------------
                                      Household Products Total     15,536,855

  TOBACCO - 1.0%
      Imperial Tobacco Group PLC                       268,797      5,950,870
                                                                -------------
                                                 Tobacco Total      5,950,870
                                                                -------------
                                        CONSUMER STAPLES TOTAL     60,919,851

ENERGY - 9.4%

  ENERGY EQUIPMENT & SERVICES - 0.2%
      Saipem S.p.A.                                    141,500      1,502,062
                                                                -------------
                             Energy Equipment & Services Total      1,502,062

  OIL & GAS - 9.2%
      BP PLC, ADR                                      259,430     13,931,391
      EnCana Corp.                                     159,800      6,526,271
      ENI S.p.A.                                       685,050     14,068,504
      Fortum Oyj                                       204,600      2,881,205
      Norsk Hydro ASA                                   38,280      2,394,853
      PTT Public Co., Ltd.                             788,100      2,840,682
      Shell Transport & Trading Co., PLC               569,000      4,176,995
      Total SA                                          39,790      7,788,650
                                                                -------------
                                               Oil & Gas Total     54,608,551
                                                                -------------
                                                  ENERGY TOTAL     56,110,613

FINANCIALS - 22.1%

  COMMERCIAL BANKS - 14.1%
      Anglo Irish Bank Corp., PLC                      206,000      3,435,383
      Banco Popolare di Verona e Novara                211,600      3,494,418
      Banco Popular Espanol SA                          60,780      3,304,856
      Bank of Ireland                                  231,680      3,128,880
      Barclays PLC                                     965,610      8,997,457
      BNP Paribas SA                                    47,554      2,897,776
      Credit Agricole SA                               306,871      7,773,139

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

  COMMERCIAL BANKS - (CONTINUED)
      Credit Suisse Group                               76,212      2,393,572
      Danske Bank A/S                                  160,000      3,875,875
      Deutsche Bank AG, Registered Shares               21,098      1,441,767
      Erste Bank der oesterreichischen
        Sparkassen AG                                   77,309      2,954,016
      Hansabank Ltd.                                   252,357      2,115,319
      HBOS PLC                                         328,150      4,036,698
      Kookmin Bank (a)                                  97,500      3,134,183
      Lloyds TSB Group PLC                             366,200      2,765,136
      Mitsubishi Tokyo Financial Group, Inc.               487      4,410,811
      Mizuho Financial Group, Inc.                         755      3,075,342
      National Bank of Greece SA                       125,190      2,753,435
      Royal Bank of Scotland Group PLC                 255,071      7,142,374
      Skandinaviska Enskilda Banken AB,
        Class A                                        312,200      4,408,103
      Societe Generale                                  41,900      3,603,133
      Sumitomo Mitsui Financial Group, Inc.                461      2,807,165
                                                                -------------
                                        Commercial Banks Total     83,948,838

  DIVERSIFIED FINANCIAL SERVICES - 1.6%
      ING Groep NV                                     379,140      9,323,887
                                                                -------------
                          Diversified Financial Services Total      9,323,887

  INSURANCE - 4.1%
      Aegon NV                                         137,134      1,474,789
      Allianz AG                                        45,593      4,415,128
      Axa                                              185,880      3,828,704
      Irish Life & Permanent PLC                       196,100      3,012,174
      Millea Holdings, Inc.                                423      5,876,585
      Mitsui Sumitomo Insurance Co., Ltd.              322,000      2,872,166
      T&D Holdings, Inc.                                65,000      2,974,444
                                                                -------------
                                               Insurance Total     24,453,990

  REAL ESTATE - 2.3%
      Mitsubishi Estate Co., Ltd.                      480,000      5,441,475
      Sun Hung Kai Properties Ltd.                     737,000      6,881,784
      Swire Pacific Ltd., Series A                     208,000      1,475,536
                                                                -------------
                                             Real Estate Total     13,798,795
                                                                -------------
                                              FINANCIALS TOTAL    131,525,510

HEALTH CARE - 10.8%

  HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
      Nobel Biocare Holding AG                          14,880      2,109,458
      Smith & Nephew PLC                               887,110      8,025,425
      Synthes, Inc.                                     28,200      3,026,053
                                                                -------------
                        Health Care Equipment & Supplies Total     13,160,936

  PHARMACEUTICALS - 8.6%
      AstraZeneca PLC                                  145,300      6,719,887
      Chugai Pharmaceutical Co., Ltd.                  277,000      4,095,872
      GlaxoSmithKline PLC                              478,450      9,797,084
      Novartis AG, Registered Shares                   160,260      7,435,899
      Sanofi-Aventis SA                                107,930      7,693,766


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
      Takeda Pharmaceutical Co., Ltd.                  202,600      9,192,250
      Teva Pharmaceutical Industries
        Ltd., ADR                                      215,400      5,869,650
                                                                -------------
                                         Pharmaceuticals Total     50,804,408
                                                                -------------
                                             HEALTH CARE TOTAL     63,965,344

INDUSTRIALS - 9.8%

  BUILDING PRODUCTS - 0.5%
      Wienerberger AG                                   78,755      2,865,696
                                                                -------------
                                       Building Products Total      2,865,696

  COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Randstad Holding NV                              205,218      6,279,520
                                                                -------------
                          Commercial Services & Supplies Total      6,279,520

  CONSTRUCTION & ENGINEERING - 2.0%
      JGC Corp.                                        392,000      3,772,820
      Shimizu Corp.                                    586,000      2,601,869
      Vinci SA                                          50,900      5,457,352
                                                                -------------
                              Construction & Engineering Total     11,832,041

  ELECTRICAL EQUIPMENT - 0.5%
      Siemens AG, Registered Shares                     42,778      2,940,880
                                                                -------------
                                    Electrical Equipment Total      2,940,880

  INDUSTRIAL CONGLOMERATES - 1.2%
      Hutchison Whampoa Ltd.                           380,000      2,995,743
      NIWS Co., Ltd.                                       475      1,393,821
      Smiths Group PLC                                 225,978      2,841,351
                                                                -------------
                                Industrial Conglomerates Total      7,230,915

  MACHINERY - 2.8%
      Atlas Copco AB, Class B                          212,100      6,894,398
      Heidelberger Druckmaschinen AG                    92,000      2,726,364
      Linde AG                                          49,400      2,658,444
      Volvo AB, Class B                                135,200      4,649,788
                                                                -------------
                                               Machinery Total     16,928,994

  ROAD & RAIL - 0.5%
      Canadian National Railway Co.                     70,785      3,231,899
                                                                -------------
                                             Road & Rail Total      3,231,899

  TRADING COMPANIES & DISTRIBUTORS - 0.7%
      Mitsubishi Corp.                                 413,000      4,301,498
                                                                -------------
                        Trading Companies & Distributors Total      4,301,498

  TRANSPORTATION INFRASTRUCTURE - 0.5%
      BAA PLC                                          289,700      2,907,820
                                                                -------------
                           Transportation Infrastructure Total      2,907,820
                                                                -------------
                                             INDUSTRIALS TOTAL     58,519,263

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                COLUMBIA INTERNATIONAL STOCK FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - 3.4%

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
      Keyence Corp.                                     10,500      2,168,981
      Tandberg ASA                                     302,600      2,710,181
      TDK Corp.                                         78,000      5,207,359
                                                                -------------
                      Electronic Equipment & Instruments Total     10,086,521

  OFFICE ELECTRONICS - 0.9%
      Canon, Inc.                                      118,700      5,702,795
                                                                -------------
                                      Office Electronics Total      5,702,795

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
      Samsung Electronics Co., Ltd.                     11,500      4,539,036
                                                                -------------
                                Semiconductors & Semiconductor
                                               Equipment Total      4,539,036
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL     20,328,352

MATERIALS - 4.5%

  CHEMICALS - 3.4%
      BASF AG                                          112,200      6,079,049
      L'Air Liquide SA                                  36,410      5,726,819
      Novozymes A/S, Class B                            33,300      1,403,911
      Syngenta AG (a)                                   77,136      6,943,872
                                                                -------------
                                               Chemicals Total     20,153,651

  CONSTRUCTION MATERIALS - 0.7%
      Cemex SA de CV                                   149,900      4,242,170
                                                                -------------
                                  Construction Materials Total      4,242,170

  PAPER & FOREST PRODUCTS - 0.4%
      UPM-Kymmene Oyj                                  112,100      2,148,675
                                                                -------------
                                 Paper & Forest Products Total      2,148,675
                                                                -------------
                                               MATERIALS TOTAL     26,544,496

TELECOMMUNICATION SERVICES - 6.4%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
      Belgacom SA (a)                                   90,300      3,022,598
      Bharti Tele-Ventures Ltd. (a)                    798,500      2,410,898
      Deutsche Telekom AG, Registered
        Shares (a)                                      82,495      1,444,765
      France Telecom SA                                160,300      3,816,639
      Nippon Telegraph & Telephone Corp.                   778      3,394,822
      TDC A/S                                           89,700      3,172,780
      Telecom Italia S.p.A.                            983,791      2,957,681
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                        122,000      3,298,880
                                                                -------------
                  Diversified Telecommunication Services Total     23,519,063


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  WIRELESS TELECOMMUNICATION SERVICES - 2.4%
      NTT DoCoMo, Inc.                                   2,193      4,102,740
      Vodafone Group PLC                             4,566,860     10,436,815
                                                                -------------
                     Wireless Telecommunication Services Total     14,539,555
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL     38,058,618

UTILITIES - 3.6%

  ELECTRIC UTILITIES - 3.1%
      E.ON AG                                          127,010      9,042,039
      National Grid Transco PLC                        750,736      6,314,694
      Scottish Power PLC                               408,384      2,969,583
                                                                -------------
                                      Electric Utilities Total     18,326,316

  GAS UTILITIES - 0.5%
      Centrica PLC                                     651,700      2,902,850
                                                                -------------
                                           Gas Utilities Total      2,902,850
                                                                -------------
                                               UTILITIES TOTAL     21,229,166

                                           TOTAL COMMON STOCKS
                                        (Cost of $522,865,352)    564,815,407

PREFERRED STOCK - 0.9%

CONSUMER DISCRETIONARY - 0.9%

  AUTOMOBILES - 0.9%
      Porsche AG                                         9,000      5,497,206
                                                                -------------
                                             Automobiles Total      5,497,206
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      5,497,206

                                         TOTAL PREFERRED STOCK
                                          (Cost of $5,753,047)      5,497,206

SHORT-TERM OBLIGATION - 4.8%                         PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by a
      U.S. Treasury Note maturing 06/15/09,
      market value $28,981,125 (repurchase
      proceeds $28,413,184)                         28,412,000     28,412,000
                                                                -------------

                                  TOTAL SHORT-TERM OBLIGATION
                                         (Cost of $28,412,000)     28,412,000

                                    TOTAL INVESTMENTS - 100.8%
                                    (cost of $557,030,399) (b)    598,724,613

                      OTHER ASSETS & LIABILITIES, NET - (0.8)%     (4,933,346)

                                           NET ASSETS - 100.0%    593,791,267

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                COLUMBIA INTERNATIONAL STOCK FUND

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $558,824,342.

    SUMMARY OF SECURITIES                                        % OF TOTAL
    BY COUNTRY (UNAUDITED)                           VALUE       INVESTMENTS
    --------------------------------------------------------------------------
      United Kingdom                              $149,880,581           25.0%
      Japan                                        118,827,248           19.8
      France                                        63,399,413           10.6
      Germany                                       40,613,326            6.8
      United States*                                31,438,053            5.2
      Switzerland                                   29,517,964            4.9
      Italy                                         22,022,665            3.7
      Netherlands                                   21,602,269            3.6
      Sweden                                        19,251,169            3.2
      Hong Kong                                     11,353,063            1.9
      Canada                                         9,758,170            1.6
      Ireland                                        9,576,437            1.6
      Denmark                                        8,452,566            1.4
      South Korea                                    7,673,219            1.3
      Mexico                                         7,152,242            1.2
      Israel                                         5,869,650            1.0
      Austria                                        5,819,712            1.0
      Greece                                         5,600,962            0.9
      Norway                                         5,105,034            0.9
      Finland                                        5,029,880            0.8
      Panama                                         3,663,200            0.6
      Australia                                      3,423,437            0.6
      Spain                                          3,304,856            0.6
      Belgium                                        3,022,598            0.5
      Thailand                                       2,840,682            0.5
      India                                          2,410,898            0.4
      Estonia                                        2,115,319            0.4
                                                  ------------  -------------
                                                  $598,724,613          100.0%
                                                  ============  =============

*  Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

           ACRONYM                   NAME
           -------                   ----
             ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 97.9%

CONSUMER DISCRETIONARY - 16.3%

  AUTO COMPONENTS - 0.6%
      Autoliv, Inc.                                    114,130      4,821,992
                                                                -------------
                                         Auto Components Total      4,821,992

  HOTELS, RESTAURANTS & LEISURE - 5.4%
      Applebee's International, Inc.                   191,200      4,602,184
      Cheesecake Factory, Inc. (a)                     116,900      4,837,322
      Four Seasons Hotels, Inc.                         46,000      2,636,720
      Harrah's Entertainment, Inc.                     137,500      6,626,125
      Hilton Hotels Corp.                              447,900      7,995,015
      Marriott International, Inc., Class A            118,600      5,627,570
      Yum! Brands, Inc.                                369,000     14,652,990
                                                                -------------
                           Hotels, Restaurants & Leisure Total     46,977,926

  HOUSEHOLD DURABLES - 1.9%
      Centex Corp.                                     106,700      4,883,659
      D.R. Horton, Inc.                                178,900      5,535,166
      Harman International Industries, Inc.             37,300      3,606,537
      Pulte Homes, Inc.                                 41,900      2,470,005
                                                                -------------
                                      Household Durables Total     16,495,367

  LEISURE EQUIPMENT & PRODUCTS - 0.4%
      Marvel Enterprises, Inc. (a)                     251,300      3,686,571
                                                                -------------
                            Leisure Equipment & Products Total      3,686,571

  MEDIA - 3.2%
      Lamar Advertising Co., Class A (a)               112,900      4,932,601
      Univision Communications, Inc.,
        Class A (a)                                    405,950     13,396,350
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                                    325,000      8,927,750
                                                                -------------
                                                   Media Total     27,256,701

  SPECIALTY RETAIL - 3.6%
      Bed Bath & Beyond, Inc. (a)                      103,100      3,858,002
      Chico's FAS, Inc. (a)                            135,200      5,529,680
      PETCO Animal Supplies, Inc. (a)                  151,700      5,024,304
      PETsMART, Inc.                                   231,200      6,487,472
      Staples, Inc.                                    349,900     10,035,132
                                                                -------------
                                        Specialty Retail Total     30,934,590

  TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Coach, Inc. (a)                                  245,200     10,335,180
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total     10,335,180
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL    140,508,327

CONSUMER STAPLES - 3.3%

  FOOD & STAPLES RETAILING - 0.7%
      Whole Foods Market, Inc.                          77,100      5,992,983
                                                                -------------
                                Food & Staples Retailing Total      5,992,983


                                                     SHARES        VALUE ($)
                                                  ------------  -------------
  FOOD PRODUCTS - 2.1%
      Bunge Ltd.                                       110,000      4,387,900
      Dean Foods Co. (a)                               240,100      8,900,507
      Hershey Foods Corp.                              100,200      4,837,656
                                                                -------------
                                           Food Products Total     18,126,063

  PERSONAL PRODUCTS - 0.5%
      Alberto-Culver Co.                                95,700      4,621,353
                                                                -------------
                                       Personal Products Total      4,621,353
                                                                -------------
                                        CONSUMER STAPLES TOTAL     28,740,399

ENERGY - 7.2%

  ENERGY EQUIPMENT & SERVICES - 5.2%
      Baker Hughes, Inc.                               289,000     11,366,370
      BJ Services Co. (a)                              150,700      7,241,135
      Cooper Cameron Corp. (a)                          63,300      3,223,869
      Nabors Industries Ltd. (a)                        60,450      2,665,845
      National-Oilwell, Inc. (a)                       338,800     10,130,120
      Patterson-UTI Energy, Inc.                       572,500      9,915,700
                                                                -------------
                             Energy Equipment & Services Total     44,543,039

  OIL & GAS - 2.0%
      Apache Corp.                                      90,944      4,064,287
      EOG Resources, Inc.                               55,200      3,188,904
      Murphy Oil Corp.                                  36,100      2,725,911
      XTO Energy, Inc.                                 254,375      7,132,675
                                                                -------------
                                               Oil & Gas Total     17,111,777
                                                                -------------
                                                  ENERGY TOTAL     61,654,816

FINANCIALS - 5.3%

  CAPITAL MARKETS - 0.6%
      E*TRADE Financial Corp. (a)                      465,100      5,478,878
                                                                -------------
                                         Capital Markets Total      5,478,878

  COMMERCIAL BANKS - 2.6%
      North Fork Bancorporation, Inc.                  120,800      5,066,352
      TCF Financial Corp.                              121,800      7,747,698
      UCBH Holdings, Inc.                              120,000      4,818,000
      Zions Bancorporation                              77,900      4,851,612
                                                                -------------
                                        Commercial Banks Total     22,483,662

  INSURANCE - 1.1%
      Ambac Financial Group, Inc.                      128,800      9,724,400
                                                                -------------
                                               Insurance Total      9,724,400

  REAL ESTATE - 1.0%
      St. Joe Co.                                      173,000      8,373,200
                                                                -------------
                                             Real Estate Total      8,373,200
                                                                -------------
                                              FINANCIALS TOTAL     46,060,140

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 21.5%

  BIOTECHNOLOGY - 3.9%
      Amylin Pharmaceuticals, Inc. (a)                 361,180      7,147,752
      Gen-Probe, Inc. (a)                              179,800      6,490,780
      Genzyme Corp. (a)                                179,600      9,698,400
      ImClone Systems, Inc. (a)                         79,200      4,219,776
      Martek Biosciences Corp. (a)                     112,600      6,012,840
                                                                -------------
                                           Biotechnology Total     33,569,548

  HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
      Beckman Coulter, Inc.                            115,200      6,427,008
      Biomet, Inc.                                     209,200      9,549,980
      Boston Scientific Corp. (a)                       98,900      3,533,697
      Fisher Scientific International, Inc. (a)        219,500     12,504,915
      Kinetic Concepts, Inc. (a)                       243,100     12,099,087
      Thermo Electron Corp. (a)                        339,900      8,929,173
      Varian Medical Systems, Inc. (a)                 224,480      7,441,512
                                                                -------------
                        Health Care Equipment & Supplies Total     60,485,372

  HEALTH CARE PROVIDERS & SERVICES - 4.9%
      Accredo Health, Inc. (a)                         199,600      4,361,260
      Anthem, Inc. (a)                                  58,600      4,760,664
      Community Health Systems, Inc. (a)               176,230      4,405,750
      DaVita, Inc. (a)                                 455,925     13,819,087
      McKesson Corp.                                   358,600     11,098,670
      UnitedHealth Group, Inc.                          61,355      4,057,406
                                                                -------------
                        Health Care Providers & Services Total     42,502,837

  PHARMACEUTICALS - 5.7%
      Barr Pharmaceuticals, Inc. (a)                   132,562      5,205,710
      Elan Corp., PLC, ADR (a)                         361,000      8,169,430
      Endo Pharmaceuticals Holdings,
        Inc. (a)                                       355,100      6,022,496
      IVAX Corp. (a)                                   259,875      5,031,180
      Medicis Pharmaceutical Corp., Class A            473,300     17,332,246
      Nektar Therapeutics (a)                          334,200      4,257,708
      Teva Pharmaceutical Industries
        Ltd., ADR                                      110,100      3,000,225
                                                                -------------
                                         Pharmaceuticals Total     49,018,995
                                                                -------------
                                             HEALTH CARE TOTAL    185,576,752

INDUSTRIALS - 10.8%

  AEROSPACE & DEFENSE - 1.1%
      L-3 Communications Holdings, Inc.                 77,400      4,848,336
      United Defense Industries, Inc. (a)              132,800      5,076,944
                                                                -------------
                                     Aerospace & Defense Total      9,925,280

  AIR FREIGHT & LOGISTICS - 1.1%
      C.H. Robinson Worldwide, Inc.                    117,900      5,030,793
      Expeditors International of
        Washington, Inc.                                95,200      4,643,856
                                                                -------------
                                 Air Freight & Logistics Total      9,674,649


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  AIRLINES - 0.4%
      JetBlue Airways Corp. (a)                        144,400      3,443,940
                                                                -------------
                                                Airlines Total      3,443,940

  BUILDING PRODUCTS - 0.6%
      Masco Corp.                                      151,200      4,858,056
                                                                -------------
                                       Building Products Total      4,858,056

  COMMERCIAL SERVICES & SUPPLIES - 6.8%
      Avery Dennison Corp.                              83,800      5,208,170
      Career Education Corp. (a)                        93,500      2,883,540
      ChoicePoint, Inc. (a)                            274,590     11,601,428
      Cintas Corp.                                     106,800      4,379,868
      Corporate Executive Board Co.                    203,700     11,989,782
      Education Management Corp. (a)                   211,700      6,152,002
      Manpower, Inc.                                   282,600     11,934,198
      Robert Half International, Inc.                  176,400      4,321,800
                                                                -------------
                          Commercial Services & Supplies Total     58,470,788

  CONSTRUCTION & ENGINEERING - 0.8%
      Jacobs Engineering Group, Inc. (a)               172,300      6,738,653
                                                                -------------
                              Construction & Engineering Total      6,738,653
                                                                -------------
                                             INDUSTRIALS TOTAL     93,111,366

INFORMATION TECHNOLOGY - 24.9%

  COMMUNICATIONS EQUIPMENT - 3.3%
      Comverse Technology, Inc. (a)                    564,100      9,877,391
      Harris Corp.                                      92,100      4,435,536
      Juniper Networks, Inc. (a)                       385,970      8,834,853
      Polycom, Inc. (a)                                276,100      5,392,233
                                                                -------------
                                Communications Equipment Total     28,540,013

  COMPUTERS & PERIPHERALS - 0.9%
      Lexmark International, Inc. (a)                   46,200      4,086,390
      PalmOne, Inc. (a)                                119,100      3,888,615
                                                                -------------
                                 Computers & Peripherals Total      7,975,005

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
      CDW Corp.                                        139,300      8,149,050
      FLIR Systems, Inc. (a)                            75,500      4,406,935
      National Instruments Corp.                       169,300      4,413,651
                                                                -------------
                      Electronic Equipment & Instruments Total     16,969,636

  INTERNET SOFTWARE & SERVICES - 0.7%
      Ask Jeeves, Inc. (a)                             240,300      6,228,576
                                                                -------------
                            Internet Software & Services Total      6,228,576

  IT SERVICES - 2.6%
      Cognizant Technology Solutions Corp.,
        Class A (a)                                    360,200      9,876,684
      Iron Mountain, Inc. (a)                          291,500      8,986,945
      SunGard Data Systems, Inc. (a)                   156,540      3,600,420
                                                                -------------
                                             IT Services Total     22,464,049

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                     COLUMBIA MID CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

  OFFICE ELECTRONICS - 1.1%
      Zebra Technologies Corp., Class A (a)            159,900      9,138,285
                                                                -------------
                                      Office Electronics Total      9,138,285

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
      Advanced Micro Devices, Inc. (a)                 423,300      4,838,319
      Altera Corp. (a)                                 304,310      5,757,545
      Broadcom Corp., Class A (a)                      366,900      9,957,666
      Linear Technology Corp.                          255,100      9,124,927
      Marvell Technology Group Ltd. (a)                448,630     10,372,326
      Microchip Technology, Inc.                       357,050      9,422,549
      National Semiconductor Corp. (a)                 494,600      6,593,018
      NVIDIA Corp. (a)                                 369,300      4,601,478
      Silicon Laboratories, Inc. (a)                   268,500      8,804,115
                                                                -------------
                                Semiconductors & Semiconductor
                                               Equipment Total     69,471,943

  SOFTWARE - 6.3%
      Amdocs Ltd. (a)                                  270,800      5,443,080
      BMC Software, Inc. (a)                           419,600      6,281,412
      Check Point Software Technologies
        Ltd. (a)                                       379,600      6,658,184
      Citrix Systems, Inc. (a)                         378,100      6,015,571
      Hyperion Solutions Corp. (a)                     224,200      8,196,752
      Intuit, Inc. (a)                                 107,400      4,541,946
      Mercury Interactive Corp. (a)                    249,150      8,598,167
      Novell, Inc. (a)                                 677,800      3,999,020
      VERITAS Software Corp. (a)                       265,450      4,438,324
                                                                -------------
                                                Software Total     54,172,456
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL    214,959,963

MATERIALS - 4.8%

  CHEMICALS - 1.4%
      Potash Corp. of Saskatchewan, Inc.               222,400     12,347,648
                                                                -------------
                                               Chemicals Total     12,347,648

  CONSTRUCTION MATERIALS - 0.3%
      Florida Rock Industries, Inc.                     58,900      2,679,950
                                                                -------------
                                  Construction Materials Total      2,679,950

  METALS & MINING - 3.1%
      Allegheny Technologies, Inc.                     165,000      3,103,650
      Freeport-McMoRan Copper &
        Gold, Inc.                                     132,000      4,967,160
      Inco Ltd. (a)                                    131,300      4,482,582
      Peabody Energy Corp.                             178,200      9,501,624
      Phelps Dodge Corp.                                59,400      4,844,664
                                                                -------------
                                         Metals & Mining Total     26,899,680
                                                                -------------
                                               MATERIALS TOTAL     41,927,278


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
TELECOMMUNICATION SERVICES - 3.8%

  WIRELESS TELECOMMUNICATION SERVICES - 3.8%
      American Tower Corp., Class A (a)                226,900      3,378,541
      Crown Castle International Corp. (a)             521,100      7,456,941
      Millicom International Cellular SA (a)           373,900      5,762,173
      Nextel Partners, Inc., Class A (a)               456,700      6,585,614
      VimpelCom, ADR (a)                                39,000      3,825,900
      Western Wireless Corp., Class A (a)              212,200      5,324,098
                                                                -------------
                     Wireless Telecommunication Services Total     32,333,267
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL     32,333,267

                                           TOTAL COMMON STOCKS
                                        (Cost of $816,559,759)    844,872,308

CONVERTIBLE PREFERRED STOCK - 0.0%

INFORMATION TECHNOLOGY - 0.0%

  INTERNET SOFTWARE & SERVICES - 0.0%
      Network Specialists, Inc.,
        Series A (a)(b)(c)                             394,218          3,942
                                                                -------------
                            Internet Software & Services Total          3,942
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL          3,942

                             TOTAL CONVERTIBLE PREFERRED STOCK
                                          (Cost of $3,000,000)          3,942


SHORT-TERM OBLIGATION - 2.7%                         PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by a
      U.S. Treasury Note maturing 08/31/06,
      market value $23,550,525 (repurchase
      proceeds $23,086,962)                         23,086,000     23,086,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                         (Cost of $23,086,000)     23,086,000

                                    TOTAL INVESTMENTS - 100.6%
                                    (COST OF $842,645,759) (d)    867,962,250

                      OTHER ASSETS & LIABILITIES, NET - (0.6)%     (5,480,931)

                                           NET ASSETS - 100.0%    862,481,319

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the value of this security represents less than 0.01% of net assets.

(c) Represents fair value as determined in good faith under procedures approved by the Board of Directors.

(d)  Cost for federal income tax purposes is $844,541,336.

           ACRONYM                   NAME
           -------                   ----
             ADR           American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                   COLUMBIA SMALL CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 99.0%

CONSUMER DISCRETIONARY - 14.0%

  AUTO COMPONENTS - 2.2%
      Autoliv, Inc.                                    205,570      8,685,332
      Gentex Corp.                                      96,040      3,298,014
                                                                -------------
                                         Auto Components Total     11,983,346

  HOTELS, RESTAURANTS & LEISURE - 3.2%
      Applebee's International, Inc.                   114,710      2,761,070
      CBRL Group, Inc.                                 106,990      3,410,841
      Cheesecake Factory, Inc. (a)                      50,030      2,070,241
      P.F. Chang's China Bistro, Inc. (a)               66,510      2,788,099
      Scientific Games Corp. (a)                       209,750      3,572,043
      WMS Industries, Inc. (a)                         116,870      2,361,943
                                                                -------------
                           Hotels, Restaurants & Leisure Total     16,964,237

  HOUSEHOLD DURABLES - 0.5%
      Beazer Homes USA, Inc.                            13,900      1,357,335
      Ryland Group, Inc.                                16,000      1,410,400
                                                                -------------
                                      Household Durables Total      2,767,735

  INTERNET & CATALOG RETAIL - 0.8%
      Insight Enterprises, Inc. (a)                    272,410      4,358,560
                                                                -------------
                               Internet & Catalog Retail Total      4,358,560

  LEISURE EQUIPMENT & PRODUCTS - 1.2%
      Nautilus Group, Inc.                             330,430      6,440,081
                                                                -------------
                            Leisure Equipment & Products Total      6,440,081

  MEDIA - 3.0%
      Entercom Communications Corp. (a)                 82,300      3,102,710
      Entravision Communications Corp.,
        Class A (a)                                    243,690      1,973,889
      Getty Images, Inc. (a)                           113,800      6,310,210
      Radio One, Inc., Class D (a)                     320,852      5,005,291
                                                                -------------
                                                   Media Total     16,392,100

  SPECIALTY RETAIL - 2.3%
      Advance Auto Parts, Inc. (a)                      48,840      1,810,010
      Aeropostale, Inc. (a)                            181,210      5,644,691
      PETCO Animal Supplies, Inc. (a)                  151,830      5,028,610
                                                                -------------
                                        Specialty Retail Total     12,483,311

  TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      Columbia Sportswear Co. (a)                       81,120      4,424,285
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total      4,424,285
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL     75,813,655

CONSUMER STAPLES - 0.5%

  FOOD PRODUCTS - 0.5%
      Bunge Ltd.                                        69,300      2,764,377
                                                                -------------
                                           Food Products Total      2,764,377
                                                                -------------
                                        CONSUMER STAPLES TOTAL      2,764,377


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
ENERGY - 8.1%

  ENERGY EQUIPMENT & SERVICES - 6.1%
      Atwood Oceanics, Inc. (a)                         58,020      2,423,496
      Cal Dive International, Inc. (a)                 131,310      3,922,230
      Input/Output, Inc. (a)                           137,280      1,350,835
      Key Energy Services, Inc. (a)                    545,260      5,501,673
      Lone Star Technologies, Inc. (a)                  53,770      1,651,814
      Maverick Tube Corp. (a)                           71,050      2,104,501
      National-Oilwell, Inc. (a)                       263,320      7,873,268
      Patterson-UTI Energy, Inc.                       316,050      5,473,986
      Precision Drilling Corp. (a)                      61,900      3,057,860
                                                                -------------
                             Energy Equipment & Services Total     33,359,663

  OIL & GAS - 2.0%
      Quicksilver Resources, Inc. (a)                   96,750      2,725,448
      XTO Energy, Inc.                                 281,760      7,900,550
                                                                -------------
                                               Oil & Gas Total     10,625,998
                                                                -------------
                                                  ENERGY TOTAL     43,985,661

FINANCIALS - 3.2%

  COMMERCIAL BANKS - 0.3%
      Umpqua Holdings Corp.                             68,270      1,579,085
                                                                -------------
                                        Commercial Banks Total      1,579,085

  DIVERSIFIED FINANCIAL SERVICES - 1.4%
      Affiliated Managers Group, Inc. (a)              157,090      7,705,265
                                                                -------------
                          Diversified Financial Services Total      7,705,265

  INSURANCE - 1.5%
      Allmerica Financial Corp. (a)                    141,460      4,102,340
      ProAssurance Corp. (a)                           123,450      4,167,672
                                                                -------------
                                               Insurance Total      8,270,012
                                                                -------------
                                              FINANCIALS TOTAL     17,554,362

HEALTH CARE - 18.1%

  BIOTECHNOLOGY - 1.6%
      Connetics Corp. (a)                              223,730      5,738,675
      Nabi Biopharmaceuticals (a)                      155,900      1,820,912
      Onyx Pharmaceuticals, Inc. (a)                    37,800      1,403,892
                                                                -------------
                                           Biotechnology Total      8,963,479

  HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
      ArthroCare Corp. (a)                             346,700      8,320,800
      Kyphon, Inc. (a)                                 125,130      2,794,153
      Regeneration Technologies, Inc. (a)              164,950      1,637,954
      ResMed, Inc. (a)                                 116,990      5,588,612
                                                                -------------
                        Health Care Equipment & Supplies Total     18,341,519

  HEALTH CARE PROVIDERS & SERVICES - 11.2%
      Accredo Health, Inc. (a)                         126,090      2,755,066
      Cerner Corp. (a)                                 108,050      4,733,670
      Chemed Corp.                                      61,800      3,379,842
      DaVita, Inc. (a)                                 281,476      8,531,538

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                   COLUMBIA SMALL CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

  HEALTH CARE PROVIDERS & SERVICES - (CONTINUED)
      Henry Schein, Inc. (a)                           112,221      6,989,124
      ICON PLC, ADR (a)                                213,980      7,690,441
      IDX Systems Corp. (a)                            104,990      3,044,710
      Kindred Healthcare, Inc. (a)                     185,800      4,804,788
      Pharmaceutical Product
        Development, Inc. (a)                           83,350      2,829,733
      Renal Care Group, Inc. (a)                       343,040     10,864,077
      United Surgical Partners
        International, Inc. (a)                        146,940      5,306,003
                                                                -------------
                        Health Care Providers & Services Total     60,928,992

  PHARMACEUTICALS - 1.9%
      MGI Pharma, Inc. (a)                             164,990      3,832,718
      Nektar Therapeutics (a)                          231,620      2,950,839
      Salix Pharmaceuticals Ltd. (a)                   152,245      3,561,010
                                                                -------------
                                         Pharmaceuticals Total     10,344,567
                                                                -------------
                                             HEALTH CARE TOTAL     98,578,557

INDUSTRIALS - 16.8%

  AEROSPACE & DEFENSE - 2.5%
      Armor Holdings, Inc. (a)                          80,420      2,851,693
      United Defense Industries, Inc. (a)              281,770     10,772,067
                                                                -------------
                                     Aerospace & Defense Total     13,623,760

  AIR FREIGHT & LOGISTICS - 0.7%
      UTI Worldwide, Inc.                               78,250      4,014,225
                                                                -------------
                                 Air Freight & Logistics Total      4,014,225

  COMMERCIAL SERVICES & SUPPLIES - 5.6%
      Corinthian Colleges, Inc. (a)                    276,930      3,148,694
      Corporate Executive Board Co.                    142,120      8,365,183
      Education Management Corp. (a)                   231,272      6,720,765
      Ionics, Inc. (a)                                  64,410      1,688,186
      Resources Connection, Inc. (a)                   143,350      4,699,013
      Tetra Tech, Inc. (a)                             337,840      6,003,417
                                                                -------------
                          Commercial Services & Supplies Total     30,625,258

  CONSTRUCTION & ENGINEERING - 1.0%
      URS Corp. (a)                                    220,150      5,437,705
                                                                -------------
                              Construction & Engineering Total      5,437,705

  ELECTRICAL EQUIPMENT - 1.8%
      Artesyn Technologies, Inc. (a)                   405,160      3,447,912
      Power-One, Inc. (a)                              373,640      2,806,036
      Roper Industries, Inc.                            60,820      3,354,223
                                                                -------------
                                    Electrical Equipment Total      9,608,171

  MACHINERY - 4.6%
      IDEX Corp.                                       130,870      4,020,326
      Joy Global, Inc.                                 152,650      4,626,822
      Kennametal, Inc.                                 150,870      6,169,074
      Terex Corp. (a)                                  104,170      3,763,662


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
      Wabtec Corp.                                     358,490      6,133,764
                                                                -------------
                                               Machinery Total     24,713,648

   ROAD & RAIL - 0.6%
       Sirva, Inc. (a)                                 143,750      3,044,625
                                                                -------------
                                             Road & Rail Total      3,044,625
                                                                -------------
                                             INDUSTRIALS TOTAL     91,067,392

INFORMATION TECHNOLOGY - 31.9%

  COMMUNICATIONS EQUIPMENT - 5.4%
      Aspect Communications Corp. (a)                  395,300      3,383,768
      F5 Networks, Inc. (a)                            263,970      6,485,743
      Ixia (a)                                         639,360      5,070,125
      Packeteer, Inc. (a)                              522,440      5,240,073
      Polycom, Inc. (a)                                480,060      9,375,572
                                                                -------------
                                Communications Equipment Total     29,555,281

  COMPUTERS & PERIPHERALS - 2.0%
      Electronics for Imaging, Inc. (a)                392,910      7,811,051
      PalmOne, Inc. (a)                                 35,700      1,165,605
      Stratasys, Inc. (a)                               66,730      1,663,579
                                                                -------------
                                 Computers & Peripherals Total     10,640,235

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.8%
      Amphenol Corp., Class A (a)                      449,500     13,511,970
      Benchmark Electronics, Inc. (a)                  230,790      6,637,520
      Electro Scientific Industries, Inc. (a)          182,180      3,769,304
      KEMET Corp. (a)                                  167,250      1,450,058
      National Instruments Corp.                       153,540      4,002,788
      RadiSys Corp. (a)                                199,140      2,310,024
                                                                -------------
                      Electronic Equipment & Instruments Total     31,681,664

  INTERNET SOFTWARE & SERVICES - 1.3%
      Ask Jeeves, Inc. (a)                             100,090      2,594,333
      Equinix, Inc. (a)                                111,170      3,534,094
      FindWhat.com (a)                                  43,930        643,574
                                                                -------------
                            Internet Software & Services Total      6,772,001

  IT SERVICES - 5.4%
      Anteon International Corp. (a)                   118,590      3,895,681
      CACI International, Inc., Class A (a)            135,310      6,588,244
      Cognizant Technology Solutions
        Corp., Class A (a)                             217,810      5,972,350
      Euronet Worldwide, Inc. (a)                      171,210      3,006,448
      Global Payments, Inc.                            102,616      4,552,046
      MPS Group, Inc. (a)                              401,710      3,587,270
      Sapient Corp. (a)                                226,750      1,700,625
                                                                -------------
                                             IT Services Total     29,302,664

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
      Axcelis Technologies, Inc. (a)                   352,290      2,747,862
      Credence Systems Corp. (a)                       624,690      4,166,682
      FormFactor, Inc. (a)                              72,700      1,272,250
      Integrated Device Technology, Inc. (a)           539,920      5,782,543
      PLX Technology, Inc. (a)                         212,080      1,331,863
      Power Integrations, Inc. (a)                     147,240      2,956,579

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                   COLUMBIA SMALL CAP GROWTH FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (CONTINUED)
      Sigmatel, Inc. (a)                               231,100      3,880,169
      Silicon Laboratories, Inc. (a)                   249,420      8,178,482
                                                                -------------
                Semiconductors & Semiconductor Equipment Total     30,316,430

  SOFTWARE - 6.4%
      Agile Software Corp. (a)                         221,530      1,688,059
      Altiris, Inc. (a)                                146,530      3,477,157
      Autodesk, Inc.                                    85,830      3,811,710
      Citrix Systems, Inc. (a)                         168,340      2,678,289
      Embarcadero Technologies, Inc. (a)               320,480      2,538,202
      Macromedia, Inc. (a)                             309,240      5,993,071
      Manhattan Associates, Inc. (a)                   338,920      7,910,393
      Parametric Technology Corp. (a)                  902,240      4,393,909
      Quest Software, Inc. (a)                         247,610      2,505,813
                                                                -------------
                                                Software Total     34,996,603
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL    173,264,878

MATERIALS - 5.0%

  CHEMICALS - 1.7%
      Airgas, Inc.                                     146,760      3,265,410
      OM Group, Inc. (a)                               178,270      6,070,093
                                                                -------------
                                               Chemicals Total      9,335,503

  METALS & MINING - 3.3%
      Allegheny Technologies, Inc.                     104,900      1,973,169
      Arch Coal, Inc.                                   91,860      2,960,648
      GrafTech International Ltd. (a)                  429,400      4,577,404
      Massey Energy Co.                                117,160      3,224,243
      Steel Dynamics, Inc.                             158,000      4,954,880
                                                                -------------
                                         Metals & Mining Total     17,690,344
                                                                -------------
                                               MATERIALS TOTAL     27,025,847

TELECOMMUNICATION SERVICES - 1.4%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
      PTEK Holdings, Inc. (a)                          453,430      3,885,895
                                                                -------------
                  Diversified Telecommunication Services Total      3,885,895

  WIRELESS TELECOMMUNICATION SERVICES - 0.7%
      Wireless Facilities, Inc. (a)                    552,190      3,522,972
                                                                -------------
                     Wireless Telecommunication Services Total      3,522,972
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL      7,408,867

                                           TOTAL COMMON STOCKS
                                        (Cost of $496,113,210)    537,463,596


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATION - 1.3%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      08/31/04, due 09/01/04 at 1.500%,
      collateralized by a U.S. Treasury
      Note maturing 06/15/09, market
      value $7,063,500 (repurchase
      proceeds $6,921,288)                           6,921,000      6,921,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                          (Cost of $6,921,000)      6,921,000

                                    TOTAL INVESTMENTS - 100.3%
                                    (COST OF $503,034,210) (b)    544,384,596

                      OTHER ASSETS & LIABILITIES, NET - (0.3)%     (1,368,289)

                                           NET ASSETS - 100.0%    543,016,307

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $505,508,937.

           ACRONYM                   NAME
           -------                   ----
             ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                 COLUMBIA REAL ESTATE EQUITY FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 95.4%

CONSUMER DISCRETIONARY - 11.6%

  HOTELS, RESTAURANTS & LEISURE - 11.6%
      Hilton Hotels Corp.                            2,321,900     41,445,915
      La Quinta Corp. (a)                            1,856,500     14,554,960
      Marriott International, Inc., Class A            485,300     23,027,485
      Starwood Hotels & Resorts
        Worldwide, Inc.                                625,900     27,664,780
                                                                -------------
                           Hotels, Restaurants & Leisure Total    106,693,140
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL    106,693,140

FINANCIALS - 71.7%

  REAL ESTATE - 71.7%
      Alexandria Real Estate Equities,
        Inc., REIT                                     570,400     36,961,920
      Archstone-Smith Trust, REIT                      601,571     18,799,094
      AvalonBay Communities, Inc., REIT                324,000     19,569,600
      Boston Properties, Inc., REIT                    227,400     12,616,152
      Brookfield Properties Corp.                      412,600     13,050,538
      CenterPoint Properties Trust, REIT               461,800     19,423,308
      Corporate Office Properties, Inc.,
        REIT                                           371,180      9,817,711
      Cousins Properties, Inc., REIT                 1,214,850     43,734,600
      Duke Realty Corp., REIT                          676,700     23,007,800
      Essex Property Trust, REIT                        99,600      7,345,500
      Equity Office Properties Trust, REIT             891,737     25,468,009
      Equity Residential, REIT                       1,258,306     40,756,531
      General Growth Properties,
        Inc., REIT                                   1,148,480     34,649,642
      Host Marriott Corp., REIT                      2,521,300     33,659,355
      iStar Financial, Inc., REIT                    1,117,250     44,958,140
      Kimco Realty Corp., REIT                         503,500     25,336,120
      Liberty Property Trust, REIT                     444,500     17,984,470
      Newcastle Investment Corp., REIT                 592,300     17,928,921
      Pan Pacific Retail Properties, Inc.,
        REIT                                           299,900     16,011,661
      ProLogis, REIT                                   961,706     34,765,672
      Public Storage, Inc., REIT                       584,532     29,723,452
      Regency Centers Corp., REIT                      652,000     29,992,000
      Simon Property Group, Inc., REIT                 785,256     43,935,073
      SL Green Realty Corp., REIT                      259,000     12,950,000
      St. Joe Co.                                      457,800     22,157,520
      United Dominion Realty Trust,
        Inc., REIT                                     502,800     10,674,444
      Vornado Realty Trust, REIT                       274,000     17,196,240
                                                                -------------
                                             Real Estate Total    662,473,473
                                                                -------------
                                              FINANCIALS TOTAL    662,473,473


                                                    SHARES         VALUE ($)
                                                  ------------  -------------
MATERIALS - 12.1%

  CONTAINERS & PACKAGING - 2.9%
      Smurfit-Stone Container Corp. (a)                970,400     17,214,896
      Temple-Inland, Inc.                              139,200      9,504,576
                                                                -------------
                                  Containers & Packaging Total     26,719,472

  PAPER & FOREST PRODUCTS - 9.2%
      Bowater, Inc.                                    844,600     30,346,478
      International Paper Co.                          705,500     28,234,110
      MeadWestvaco Corp.                               537,700     16,211,655
      Weyerhaeuser Co.                                 166,100     10,382,911
                                                                -------------
                                 Paper & Forest Products Total     85,175,154
                                                                -------------
                                               MATERIALS TOTAL    111,894,626

                                           TOTAL COMMON STOCKS
                                        (Cost of $603,250,342)    881,061,239

INCOME DEPOSIT SECURITY - 1.0%

CONSUMER DISCRETIONARY - 1.0%

  HOTELS, RESTAURANTS & LEISURE - 1.0%
      Volume Services America
        Holdings, Inc.                                 665,500      9,676,370
                                                                -------------
                           Hotels, Restaurants & Leisure Total      9,676,370
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      9,676,370

                                 TOTAL INCOME DEPOSIT SECURITY
                                          (Cost of $9,987,045)      9,676,370


SHORT-TERM OBLIGATION - 4.7%                         PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by
      a U.S. Treasury Note maturing
      05/15/08, market value $43,945,781
      (repurchase proceeds $43,080,795)             43,079,000     43,079,000
                                                                -------------

                                  TOTAL SHORT-TERM OBLIGATION
                                         (Cost of $43,079,000)     43,079,000

                                    TOTAL INVESTMENTS - 101.1%
                                    (COST OF $656,316,387) (b)    933,816,609

                      OTHER ASSETS & LIABILITIES, NET - (1.1)%    (10,493,270)

                                           NET ASSETS - 100.0%    923,323,339

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $659,206,636.

           ACRONYM                   NAME
           -------                   ----
             REIT          Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                         COLUMBIA TECHNOLOGY FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 94.3%

CONSUMER DISCRETIONARY - 17.4%

  HOUSEHOLD DURABLES - 0.9%
      Sony Corp., ADR                                    9,000        312,030
                                                                -------------
                                      Household Durables Total        312,030

  INTERNET & CATALOG RETAIL - 10.7%
      Amazon.com, Inc. (a)                              22,000        839,080
      Blue Nile, Inc. (a)                                6,500        169,260
      eBay, Inc. (a)                                    32,450      2,808,223
                                                                -------------
                               Internet & Catalog Retail Total      3,816,563

  LEISURE EQUIPMENT & PRODUCTS - 1.8%
      Eastman Kodak Co.                                  6,500        192,270
      Marvel Enterprises, Inc. (a)                      30,000        440,100
                                                                -------------
                            Leisure Equipment & Products Total        632,370

  MEDIA - 3.8%
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                                     49,550      1,361,138
                                                                -------------
                                                   Media Total      1,361,138

  SPECIALTY RETAIL - 0.2%
      PC Connection, Inc. (a)                           14,000         92,400
                                                                -------------
                                        Specialty Retail Total         92,400
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      6,214,501

HEALTH CARE - 2.1%

  BIOTECHNOLOGY - 1.1%
      Amylin Pharmaceuticals, Inc. (a)                  12,000        237,480
      Cubist Pharmaceuticals, Inc. (a)                  20,000        157,400
                                                                -------------
                                           Biotechnology Total        394,880

  HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
      Orthovita, Inc. (a)                               34,500        153,525
      Thermo Electron Corp. (a)                          8,500        223,295
                                                                -------------
                        Health Care Equipment & Supplies Total        376,820
                                                                -------------
                                             HEALTH CARE TOTAL        771,700

INFORMATION TECHNOLOGY - 64.1%

  COMMUNICATIONS EQUIPMENT - 15.7%
      ADTRAN, Inc.                                       5,270        141,130
      Alvarion Ltd. (a)                                 27,800        311,916
      Comverse Technology, Inc. (a)                     23,000        402,730
      ECI Telecom Ltd. (a)                              50,100        345,690
      ECtel Ltd. (a)                                     2,148          5,089
      Harris Corp.                                      11,250        541,800
      Lucent Technologies, Inc. (a)                     63,100        197,503
      Motorola, Inc.                                     7,000        113,050
      Nokia Oyj, ADR                                   239,000      2,839,320
      QUALCOMM, Inc.                                    11,700        445,185
      Scientific-Atlanta, Inc.                          10,000        272,400
                                                                -------------
                                Communications Equipment Total      5,615,813


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  COMPUTERS & PERIPHERALS - 7.0%
      Apple Computer, Inc. (a)                           5,400        186,246
      Hypercom Corp. (a)                                43,200        315,360
      LG.Philips LCD Co., Ltd., ADR (a)                 21,900        325,872
      PalmOne, Inc. (a)                                 48,200      1,573,730
      Sigma Designs, Inc. (a)                           16,900        117,455
                                                                -------------
                                 Computers & Peripherals Total      2,518,663

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
      Symbol Technologies, Inc.                         10,000        129,000
                                                                -------------
                      Electronic Equipment & Instruments Total        129,000

  INTERNET SOFTWARE & SERVICES - 4.5%
      Ask Jeeves, Inc. (a)                               1,600         41,472
      Critical Path, Inc.  (a)                         275,000        194,920
      NIC, Inc. (a)                                     94,000        508,540
      VeriSign, Inc. (a)                                16,000        277,760
      Yahoo!, Inc. (a)                                  20,900        595,859
                                                                -------------
                            Internet Software & Services Total      1,618,551

  IT SERVICES - 5.2%
      Alliance Data Systems Corp. (a)                    6,600        252,120
      Carreker Corp. (a)                                21,000        214,200
      Cognizant Technology Solutions
        Corp., Class A (a)                              16,960        465,043
      Computer Sciences Corp. (a)                        6,000        278,100
      Global Payments, Inc.                              8,000        354,880
      Satyam Computer Services Ltd., ADR                 5,200        102,024
      Wipro Ltd., ADR                                   11,150        192,226
                                                                -------------
                                             IT Services Total      1,858,593

  OFFICE ELECTRONICS - 0.9%
      Zebra Technologies Corp., Class A (a)              5,925        338,614
                                                                -------------
                                      Office Electronics Total        338,614

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 18.6%
      Broadcom Corp., Class A (a)                       36,275        984,504
      California Micro Devices Corp. (a)                 8,540         45,774
      FormFactor, Inc. (a)                              11,000        192,500
      Marvell Technology Group Ltd. (a)                 38,760        896,131
      Microchip Technology, Inc.                        18,550        489,535
      Microtune, Inc. (a)                               58,000        287,680
      NVIDIA Corp. (a)                                  24,000        299,040
      Power Integrations, Inc. (a)                      25,000        502,000
      Samsung Electronics Co. Ltd., GDR (b)              5,400      1,046,250
      Silicon Laboratories, Inc. (a)                    36,000      1,180,440
      Silicon Storage Technology, Inc. (a)              16,000         92,320
      Trident Microsystems, Inc. (a)                    15,300        207,774
      Volterra Semiconductor Corp. (a)                  11,500         93,150
      ZiLOG, Inc. (a)                                   42,700        329,644
                                                                -------------
                Semiconductors & Semiconductor Equipment Total      6,646,742

  SOFTWARE - 11.8%
      Agile Software Corp. (a)                          30,000        228,600
      Amdocs Ltd. (a)                                   14,000        281,400
      Citrix Systems, Inc. (a)                          20,000        318,200
      Computer Associates International, Inc.           10,300        249,466

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                         COLUMBIA TECHNOLOGY FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

  SOFTWARE - (CONTINUED)
      Intellisync Corp. (a)                            241,600        541,184
      Intuit, Inc. (a)                                  12,000        507,480
      Macromedia, Inc. (a)                              10,000        193,800
      Manhattan Associates, Inc. (a)                    24,000        560,160
      Mercury Interactive Corp. (a)                      5,500        189,805
      Novell, Inc. (a)                                  25,000        147,500
      Parametric Technology Corp. (a)                   24,000        116,880
      PeopleSoft, Inc. (a)                               6,000        104,400
      Peregrine Systems, Inc. (a)                       10,000        189,000
      SAP AG, ADR                                        4,000        145,840
      Symantec Corp. (a)                                 9,600        460,416
                                                                -------------
                                                Software Total      4,234,131
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL     22,960,107


TELECOMMUNICATION SERVICES - 10.7%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      SpectraSite, Inc. (a)                              6,150        276,381
                                                                -------------
                  Diversified Telecommunication Services Total        276,381

  WIRELESS TELECOMMUNICATION SERVICES - 9.9%

      American Tower Corp., Class A  (a)                26,600        396,074
      Crown Castle International Corp. (a)              27,000        386,370
      Millicom International Cellular SA (a)            58,500        901,544
      Mobile Telesystems, ADR                            6,000        776,160
      US Unwired, Inc. (a)                              57,000        128,250
      VimpelCom, ADR (a)                                 7,400        725,940
      Western Wireless Corp., Class A (a)                9,300        233,337
                                                                -------------
                     Wireless Telecommunication Services Total      3,547,675
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL      3,824,056

                                           TOTAL COMMON STOCKS
                                         (Cost of $31,604,269)     33,770,364


                                                    PAR ($)       VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATION - 4.2%

      Repurchase agreement with Street
      Bank & Trust Co., dated 08/31/04,
      due 09/01/04 at 1.500%, collateralized
      by a U.S. Treasury Note maturing
      10/15/06, market value $1,532,124
      (repurchase proceeds $1,501,063)               1,501,000      1,501,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                          (Cost of $1,501,000)      1,501,000

                                     TOTAL INVESTMENTS - 98.5%
                                     (COST OF $33,105,269) (c)     35,271,364

                        OTHER ASSETS & LIABILITIES, NET - 1.5%        523,441

                                           NET ASSETS - 100.0%     35,794,805

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the value of this security represents 2.9% of net assets.

(c)  Cost for federal income tax purposes is $33,905,477.

           ACRONYM                   NAME
           -------                   ----
             ADR          American Depositary Receipt
             GDR           Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 77.1%

CONSUMER DISCRETIONARY - 9.9%

  AUTO COMPONENTS - 1.4%
      Cooper Tire & Rubber Co.                          50,000      1,132,000
      Modine Manufacturing Co.                          52,500      1,564,500
      Nokian Renkaat Oyj (Finland)                      27,500      2,829,787
                                                                -------------
                                         Auto Components Total      5,526,287

  AUTOMOBILES - 0.4%
      Brilliance China Automotive Holdings
        Ltd., ADR                                       75,000      1,716,750
                                                                -------------
                                             Automobiles Total      1,716,750

  HOTELS, RESTAURANTS & LEISURE - 0.6%
      California Pizza Kitchen, Inc. (a)                32,500        620,425
      Darden Restaurants, Inc.                          20,000        420,200
      Fairmont Hotels & Resorts, Inc.                   50,000      1,349,500
                                                                -------------
                           Hotels, Restaurants & Leisure Total      2,390,125

  HOUSEHOLD DURABLES - 1.6%
      Cavco Industries, Inc. (a)                        20,000        762,400
      Ekornes ASA (Norway)                             110,000      2,270,903
      Makita Corp., ADR                                 62,000        924,420
      Matsushita Electric Industrial Co.
        Ltd., ADR                                       75,000      1,012,500
      Newell Rubbermaid, Inc.                           45,000        968,850
      Sony Corp., ADR                                   20,000        693,400
                                                                -------------
                                      Household Durables Total      6,632,473

  LEISURE EQUIPMENT & PRODUCTS - 0.5%
      Eastman Kodak Co.                                 40,000      1,183,200
      Nautilus Group, Inc.                              50,000        974,500
                                                                -------------
                            Leisure Equipment & Products Total      2,157,700

  MEDIA - 3.0%
      Comcast Corp., Class A (a)                        50,000      1,387,500
      DirecTV Group, Inc. (a)                          100,000      1,587,000
      Entravision Communications Corp.,
        Class A (a)                                     75,000        607,500
      Fox Entertainment Group, Inc.,
        Class A (a)                                     30,000        814,200
      Grupo Televisa SA, ADR                            20,000        962,600
      Liberty Media Corp., Series A (a)                110,000        980,100
      Liberty Media International, Inc.,
        Series A (a)                                     5,500        185,900
      McGraw-Hill Companies, Inc.                       10,000        757,300
      Media General, Inc.                               30,000      1,745,700
      Time Warner, Inc. (a)                            125,000      2,043,750
      Tribune Co.                                       30,000      1,252,500
                                                                -------------
                                                   Media Total     12,324,050

  MULTILINE RETAIL - 1.1%
      Dillard's, Inc., Class A                          50,000        950,000
      ITO-Yokado Co. Ltd. (Japan)                       50,000      1,860,365
      Stockmann Oyj, Class B (Finland)                  75,000      1,765,534
                                                                -------------
                                        Multiline Retail Total      4,575,899


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  SPECIALTY RETAIL - 1.3%
      Bombay Co., Inc. (a)                             100,000        550,000
      Cabelas, Inc., Class A (a)                        40,000      1,024,000
      CarMax, Inc. (a)                                  62,500      1,223,750
      Circuit City Stores, Inc.                         40,000        518,800
      RadioShack Corp.                                  30,000        808,200
      Toys `R' Us, Inc. (a)                             50,000        812,000
      West Marine, Inc. (a)                             20,000        361,800
                                                                -------------
                                        Specialty Retail Total      5,298,550
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL     40,621,834

CONSUMER STAPLES - 5.2%

  BEVERAGES - 0.5%
      Coca-Cola Femsa, SA de CV, ADR                    92,500      1,885,150
                                                                -------------
                                               Beverages Total      1,885,150

  FOOD & STAPLES RETAILING - 1.4%
      Albertson's, Inc.                                100,000      2,458,000
      United Natural Foods, Inc. (a)                    50,000      1,238,000
      Walgreen Co.                                      57,500      2,095,875
                                                                -------------
                                Food & Staples Retailing Total      5,791,875

  FOOD PRODUCTS - 2.1%
      Chips Abp, Class B                                30,000        655,294
      Delta & Pine Land Co.                             50,000      1,270,500
      General Mills, Inc.                               25,000      1,181,250
      Interstate Bakeries Corp.                         75,000        387,750
      Nestle SA, Registered Shares
        (Switzerland)                                   10,000      2,374,079
      Tyson Foods, Inc., Class A                        42,500        700,400
      Unilever NV, NY Shares                            32,500      1,951,950
                                                                -------------
                                           Food Products Total      8,521,223

  HOUSEHOLD PRODUCTS - 0.4%
      Kimberly-Clark Corp.                              27,500      1,834,250
                                                                -------------
                                      Household Products Total      1,834,250

  PERSONAL PRODUCTS - 0.5%
      Natura Cosmeticos SA                              52,500      1,011,402
      NBTY, Inc. (a)                                    20,000        478,600
      Playtex Products, Inc. (a)                        20,000        130,600
      Revlon, Inc., Class A (a)                        150,000        400,500
                                                                -------------
                                       Personal Products Total      2,021,102

  TOBACCO - 0.3%
      Altria Group, Inc.                                22,500      1,101,375
                                                                -------------
                                                 Tobacco Total      1,101,375
                                                                -------------
                                        CONSUMER STAPLES TOTAL     21,154,975

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES        VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

ENERGY - 8.0%

  ENERGY EQUIPMENT & SERVICES - 4.5%
      Core Laboratories NV (a)                          50,000      1,093,500
      GlobalSantaFe Corp.                               37,500      1,045,500
      Halliburton Co.                                   62,500      1,823,125
      Input/Output, Inc. (a)                           225,500      2,218,920
      Rowan Companies, Inc. (a)                         47,500      1,155,200
      Schlumberger Ltd.                                 47,500      2,935,500
      TGS Nopec Geophysical Co., ASA
        (Norway) (a)                                   100,000      1,856,115
      Transocean, Inc. (a)                             100,000      3,070,000
      Varco International, Inc. (a)                     75,000      1,821,000
      Willbros Group, Inc. (a)                         100,000      1,400,000
                                                                -------------
                             Energy Equipment & Services Total     18,418,860

  OIL & GAS - 3.5%
      Anadarko Petroleum Corp.                          20,000      1,184,400
      BP PLC, ADR                                       40,000      2,148,000
      ConocoPhillips                                    22,500      1,674,675
      Devon Energy Corp.                                30,000      1,944,300
      El Paso Corp.                                     40,000        327,200
      Exxon Mobil Corp.                                 50,000      2,305,000
      Newfield Exploration Co. (a)                      47,500      2,629,125
      Plains Exploration & Production Co. (a)           42,500        824,925
      Unocal Corp.                                      20,000        746,800
      Valero Energy Corp.                               10,000        660,300
                                                                -------------
                                               Oil & Gas Total     14,444,725
                                                                -------------
                                                  ENERGY TOTAL     32,863,585

FINANCIALS - 11.4%

  CAPITAL MARKETS - 1.8%
      Bank of New York Co., Inc.                        37,500      1,117,500
      Morgan Stanley                                    50,000      2,536,500
      Nikko Cordial Corp.                              150,000        679,683
      Nomura Holdings, Inc., ADR                       100,000      1,388,000
      Piper Jaffray Companies, Inc. (a)                 34,850      1,502,035
                                                                -------------
                                         Capital Markets Total      7,223,718

  COMMERCIAL BANKS - 3.5%
      Allied Irish Banks PLC, ADR                       30,000        943,800
      Fifth Third Bancorp                               40,000      1,992,400
      HSBC Holdings PLC, ADR                            37,500      2,920,500
      Kookmin Bank, ADR                                 40,000      1,278,000
      Mitsubishi Tokyo Financial Group,
        Inc., ADR                                      200,000      1,812,000
      SunTrust Banks, Inc.                              22,500      1,532,250
      U.S. Bancorp                                      75,000      2,212,500
      Zions Bancorporation                              30,000      1,868,400
                                                                -------------
                                        Commercial Banks Total     14,559,850

  CONSUMER FINANCE - 0.2%
      MBNA Corp.                                        40,000        965,600
                                                                -------------
                                        Consumer Finance Total        965,600


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  DIVERSIFIED FINANCIAL SERVICES - 2.5%
      Citigroup, Inc.                                   65,000      3,027,700
      GATX Corp.                                        77,500      2,090,175
      JPMorgan Chase & Co.                             130,200      5,153,316
                                                                -------------
                          Diversified Financial Services Total     10,271,191

  INSURANCE - 2.1%
      Hannover Rueckversicherung AG,
        Registered Shares                               50,000      1,620,757
      Marsh & McLennan Companies, Inc.                  27,500      1,228,975
      St. Paul Traveler Companies, Inc.                 42,505      1,474,498
      UnumProvident Corp.                               87,500      1,415,750
      Wesco Financial Corp.                              7,750      2,681,500
                                                                -------------
                                               Insurance Total      8,421,480

  REAL ESTATE - 0.3%
      Mitsubishi Estate Co., Ltd.                       30,000        340,092
      Post Properties, Inc., REIT                       30,000        912,000
                                                                -------------
                                             Real Estate Total      1,252,092

  THRIFTS & MORTGAGE FINANCE - 1.0%
      Freddie Mac                                       20,000      1,342,400
      MGIC Investment Corp.                             20,000      1,365,400
      Radian Group, Inc.                                32,500      1,439,750
                                                                -------------
                              Thrifts & Mortgage Finance Total      4,147,550
                                                                -------------
                                              FINANCIALS TOTAL     46,841,481

HEALTH CARE - 11.8%

  BIOTECHNOLOGY - 1.9%
      Amgen, Inc. (a)                                   47,500      2,816,275
      Applera Corp. - Applied Biosystems
        Group                                           65,000      1,237,600
      Biogen Idec, Inc. (a)                             37,500      2,224,875
      MedImmune, Inc. (a)                               62,500      1,491,875
                                                                -------------
                                           Biotechnology Total      7,770,625

  HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
      Baxter International, Inc.                        75,000      2,290,500
      Cyberonics, Inc. (a)                              67,500      1,155,600
      Cytyc Corp. (a)                                   72,500      1,737,100
      Haemonetics Corp. (a)                             50,000      1,581,000
      Hospira, Inc. (a)                                 82,500      2,285,250
      National Dentex Corp. (a)                         15,819        427,904
      Waters Corp. (a)                                  20,000        866,200
                                                                -------------
                        Health Care Equipment & Supplies Total     10,343,554

  HEALTH CARE PROVIDERS & SERVICES - 2.2%
      AmerisourceBergen Corp.                           12,500        676,250
      Andrx Corp. (a)                                   50,000      1,008,000
      Anthem, Inc. (a)                                  12,500      1,015,500
      Genesis HealthCare Corp.                          14,800        460,132
      McKesson Corp.                                    82,500      2,553,375
      Quest Diagnostics, Inc.                           30,000      2,568,000
      Tenet Healthcare Corp.                            62,500        651,250
                                                                -------------
                        Health Care Providers & Services Total      8,932,507

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

  PHARMACEUTICALS - 5.2%
      Abbott Laboratories                               50,000      2,084,500
      Bristol-Myers Squibb Co.                          62,500      1,483,125
      Dr. Reddy's Laboratories Ltd., ADR                30,000        474,000
      Elan Corp., PLC, ADR (a)                          50,000      1,131,500
      Eli Lilly and Co.                                 32,500      2,062,125
      Endo Pharmaceuticals Holdings, Inc. (a)           34,800        590,208
      Gedeon Richter Ltd. (Hungary)                     12,500      1,342,514
      King Pharmaceuticals, Inc. (a)                    40,000        498,400
      Novartis AG, ADR                                  37,500      1,741,875
      Pfizer, Inc.                                      86,200      2,816,154
      Schering-Plough Corp.                            100,000      1,846,000
      Shire Pharmaceuticals Group PLC, ADR              47,500      1,231,200
      Valeant Pharmaceuticals International             82,500      1,935,450
      Wyeth                                             50,000      1,828,500
                                                                -------------
                                         Pharmaceuticals Total     21,065,551
                                                                -------------
                                             HEALTH CARE TOTAL     48,112,237

INDUSTRIALS - 11.4%

  AEROSPACE & DEFENSE - 0.4%
      BE Aerospace, Inc. (a)                            72,500        768,500
      Raytheon Co.                                      30,000      1,041,900
                                                                -------------
                                     Aerospace & Defense Total      1,810,400

  AIRLINES - 0.2%
      Continental Airlines, Inc., Class B (a)           67,500        651,375
                                                                -------------
                                                Airlines Total        651,375

  BUILDING PRODUCTS - 0.3%
      Toto Ltd.                                        130,000      1,292,957
                                                                -------------
                                       Building Products Total      1,292,957

  COMMERCIAL SERVICES & SUPPLIES - 3.0%
      Avery Dennison Corp.                              42,500      2,641,375
      Cendant Corp.                                    100,000      2,163,000
      Central Parking Corp.                             50,000        812,500
      Copart, Inc. (a)                                  75,000      1,629,000
      G&K Services, Inc.                                30,000      1,092,300
      Ionics, Inc. (a)                                  20,000        524,200
      R.R. Donnelley & Sons Co.                         62,500      1,920,625
      Waste Management, Inc.                            50,000      1,389,500
                                                                -------------
                          Commercial Services & Supplies Total     12,172,500

  CONSTRUCTION & ENGINEERING - 0.5%
      Shaw Group, Inc. (a)                              67,500        694,575
      URS Corp. (a)                                     50,000      1,235,000
                                                                -------------
                              Construction & Engineering Total      1,929,575

  ELECTRICAL EQUIPMENT - 0.6%
      Thomas & Betts Corp. (a)                         100,000      2,460,000
                                                                -------------
                                    Electrical Equipment Total      2,460,000


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  INDUSTRIAL CONGLOMERATES - 2.2%
      3M Co.                                            72,500      5,971,100
      General Electric Co.                              60,000      1,967,400
      Walter Industries, Inc.                           61,100        906,724
                                                                -------------
                                Industrial Conglomerates Total      8,845,224

  MACHINERY - 3.6%

      AGCO Corp. (a)                                    40,000        799,600
      Bucyrus Intl, Inc., Class A (Netherlands)         50,000      1,321,500
      Caterpillar, Inc.                                 32,500      2,362,750
      CNH Global NV                                     20,000        347,400
      Eaton Corp.                                       40,000      2,414,000
      Federal Signal Corp.                              75,000      1,373,250
      Flowserve Corp. (a)                               30,000        688,200
      JLG Industries, Inc.                             125,000      1,731,250
      Pall Corp.                                        62,500      1,522,500
      Timken Co.                                        77,500      1,801,875
      Tomra Systems ASA (Norway)                       100,000        372,171
                                                                -------------
                                               Machinery Total     14,734,496

  MARINE - 0.4%
      AP Moller - Maersk A/S (Denmark)                     140        951,710
      Finnlines Oyj (Finland)                           29,000        883,648
                                                                -------------
                                                  Marine Total      1,835,358

  ROAD & RAIL - 0.2%
      Kansas City Southern (a)                          50,000        750,000
                                                                -------------
                                             Road & Rail Total        750,000
                                                                -------------
                                             INDUSTRIALS TOTAL     46,481,885

INFORMATION TECHNOLOGY - 8.0%

  COMMUNICATIONS EQUIPMENT - 1.3%
      Andrew Corp. (a)                                  40,000        443,600
      Comverse Technology, Inc. (a)                     50,000        875,500
      Lucent Technologies, Inc. (a)                    100,000        313,000
      Motorola, Inc.                                    40,000        646,000
      Nokia Oyj, ADR                                   112,500      1,336,500
      Polycom, Inc. (a)                                 57,500      1,122,975
      Tellabs, Inc. (a)                                 75,000        680,250
                                                                -------------
                                Communications Equipment Total      5,417,825

  COMPUTERS & PERIPHERALS - 0.7%
      Gateway, Inc. (a)                                 75,000        329,250
      Hypercom Corp. (a)                               150,000      1,095,000
      SanDisk Corp. (a)                                 37,500        875,625
      Sun Microsystems, Inc. (a)                       175,000        672,000
                                                                -------------
                                 Computers & Peripherals Total      2,971,875

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Celestica, Inc. (a)                               52,500        750,750
      Solectron Corp. (a)                              100,000        516,000
                                                                -------------
                      Electronic Equipment & Instruments Total      1,266,750

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

  INTERNET SOFTWARE & SERVICES - 0.1%
      NIC, Inc. (a)                                     75,000        405,750
                                                                -------------
                            Internet Software & Services Total        405,750

  IT SERVICES - 1.7%
      BISYS Group, Inc. (a)                             40,000        568,000
      DST Systems, Inc. (a)                             72,500      3,279,900
      Electronic Data Systems Corp.                     50,000        961,000
      First Data Corp.                                  48,250      2,038,563
                                                                -------------
                                             IT Services Total      6,847,463

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
      FEI Co. (a)                                       75,000      1,424,250
      NVIDIA Corp. (a)                                 125,000      1,557,500
      Samsung Electronics Co. Ltd., GDR (b)             17,500      3,390,625
      Texas Instruments, Inc.                           82,500      1,612,050
                                                                -------------
                Semiconductors & Semiconductor Equipment Total      7,984,425

  SOFTWARE - 1.9%

      Activision, Inc. (a)                              50,000        719,500
      BMC Software, Inc. (a)                            40,000        598,800
      Check Point Software Technologies
        Ltd. (a)                                        57,500      1,008,550
      Epiphany, Inc. (a)                                50,000        196,500
      Microsoft Corp.                                  112,500      3,071,250
      Novell, Inc. (a)                                 125,000        737,500
      Parametric Technology Corp. (a)                  150,000        730,500
      Quest Software, Inc. (a)                          75,000        759,000
                                                                -------------
                                                Software Total      7,821,600
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL     32,715,688

MATERIALS - 6.4%

  CHEMICALS - 3.6%
      Air Products & Chemicals, Inc.                    32,500      1,702,350
      Calgon Carbon Corp.                              125,000        856,250
      Dow Chemical Co.                                  30,000      1,284,300
      E.I. du Pont de Nemours & Co.                     42,500      1,796,050
      IMC Global, Inc.                                  40,000        637,600
      International Flavors & Fragrances, Inc.          57,500      2,215,475
      Millennium Chemicals, Inc. (a)                    50,000        932,500
      Potash Corp. of Saskatchewan,
        Inc. (Canada)                                   55,000      3,053,600
      Rohm & Haas Co.                                   40,000      1,621,200
      Zeon Corp. (Japan)                                75,000        516,867
                                                                -------------
                                               Chemicals Total     14,616,192

  CONSTRUCTION MATERIALS - 0.4%
      Martin Marietta Materials, Inc.                   27,500      1,237,225
      Vulcan Materials Co.                              10,000        476,700
                                                                -------------
                                  Construction Materials Total      1,713,925


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  CONTAINERS & PACKAGING - 0.5%
      Sealed Air Corp. (a)                              20,000        982,400
      Smurfit-Stone Container Corp. (a)                 50,000        887,000
                                                                -------------
                                  Containers & Packaging Total      1,869,400

  METALS & MINING - 1.1%
      Centerra Gold, Inc. (a)                           50,000        603,166
      Companhia Vale do Rio Doce (a)                    42,500      2,455,225
      CONSOL Energy, Inc.                               20,000        641,600
      Gammon Lake Resources, Inc. (a)                   75,000        375,000
      WMC Resources Ltd.                                40,000        578,400
                                                                -------------
                                         Metals & Mining Total      4,653,391

  PAPER & FOREST PRODUCTS - 0.8%
      Bowater, Inc.                                     22,500        808,425
      Sappi Ltd., ADR                                   70,000        986,300
      Votorantim Celulose e Papel SA, ADR               40,000      1,405,200
                                                                -------------
                                 Paper & Forest Products Total      3,199,925
                                                                -------------
                                               MATERIALS TOTAL     26,052,833

TELECOMMUNICATION SERVICES - 2.4%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
      CenturyTel, Inc.                                  40,000      1,287,600
      Compania Anonima Nacional
        Telefonos de Venezuela, ADR                     75,000      1,486,500
      SBC Communications, Inc.                          50,000      1,289,500
      Telekomunikasi Indonesia, ADR                     62,500      1,016,250
      Verizon Communications, Inc.                      47,500      1,864,375
                                                                -------------
                  Diversified Telecommunication Services Total      6,944,225

  WIRELESS TELECOMMUNICATION SERVICES - 0.7%
      Millicom International Cellular SA (a)           100,000      1,541,100
      VimpelCom, ADR (a)                                15,000      1,471,500
                                                                -------------
                     Wireless Telecommunication Services Total      3,012,600
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL      9,956,825

UTILITIES - 2.6%

  ELECTRIC UTILITIES - 1.2%
      Edison International                              60,000      1,612,800
      TECO Energy, Inc.                                100,000      1,326,000
      TXU Corp.                                         30,000      1,248,900
      Westar Energy, Inc.                               30,000        630,000
                                                                -------------
                                      Electric Utilities Total      4,817,700

  GAS UTILITIES - 0.5%
      NiSource, Inc.                                    75,000      1,560,000
      NUI Corp.                                         32,000        428,160
                                                                -------------
                                           Gas Utilities Total      1,988,160

  MULTI-UTILITIES & UNREGULATED POWER - 0.7%
      Duke Energy Corp.                                 57,500      1,273,050
      Dynegy, Inc., Class A (a)                        100,000        436,000
      ONEOK, Inc.                                       47,500      1,119,100
                                                                -------------
                     Multi-Utilities & Unregulated Power Total      2,828,150

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                 COLUMBIA STRATEGIC INVESTOR FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

  WATER UTILITIES - 0.2%
      California Water Service Group                    37,500      1,066,875
                                                                -------------
                                         Water Utilities Total      1,066,875
                                                                -------------
                                               UTILITIES TOTAL     10,700,885

                                           TOTAL COMMON STOCKS
                                        (Cost of $263,328,051)    315,502,228

INVESTMENT MANAGEMENT COMPANY - 0.3%

      Japan Smaller Capitalization Fund, Inc.
        (Cost of $818,254)                             125,000      1,448,750
                                                                -------------

RIGHTS - 0.0%

CONSUMER STAPLES - 0.0%

  BEVERAGES - 0.0%
      Coca Cola Femsa SA de CV,
      Expires 09/01/04                                  33,768             --(c)
                                                                -------------
                                               Beverages Total             --
                                                                -------------
                                        CONSUMER STAPLES TOTAL             --

                                                  Total RIGHTS
                                                  (Cost of $0)             --


SHORT-TERM OBLIGATION - 22.4%                        PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by U.S.
      Treasury Notes with various maturities
      to 01/15/09, market value $93,422,344
      (repurchase proceeds $91,583,816)             91,580,000     91,580,000
                                                                -------------

                                   TOTAL SHORT-TERM OBLIGATION
                                         (Cost of $91,580,000)     91,580,000

                                     TOTAL INVESTMENTS - 99.8%
                                    (COST OF $355,726,305) (d)    408,530,978

                        OTHER ASSETS & LIABILITIES, NET - 0.2%        839,538

                                           NET ASSETS - 100.0%    409,370,516

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the value of this security represents 0.8% of net assets.

(c)  Security has no value.

(d)  Cost for federal income tax purposes is $356,959,218.

           ACRONYM                   NAME
           -------                   ----
             ADR         American Depositary Receipt
             GDR          Global Depositary Receipt
            REIT        Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - 63.3%

CONSUMER DISCRETIONARY - 11.3%

  HOTELS, RESTAURANTS & LEISURE - 0.9%
      Darden Restaurants, Inc.                         203,700      4,279,737
                                                                -------------
                           Hotels, Restaurants & Leisure Total      4,279,737

  LEISURE EQUIPMENT & PRODUCTS - 0.4%
      Hasbro, Inc.                                     106,400      1,971,592
                                                                -------------
                            Leisure Equipment & Products Total      1,971,592

  MEDIA - 5.8%
      Comcast Corp., Class A (a)                       197,956      5,576,420
      DirecTV Group, Inc. (a)                          410,300      6,511,461
      IAC/InterActiveCorp (a)                          141,800      3,234,458
      Liberty Media Corp., Class A (a)                 607,100      5,409,261
      Liberty Media International, Inc.,
        Class A (a)                                     43,465      1,469,117
      Time Warner, Inc. (a)                            394,700      6,453,345
                                                                -------------
                                                   Media Total     28,654,062

  MULTILINE RETAIL - 2.3%
      Kohl's Corp. (a)                                 127,000      6,283,960
      Sears, Roebuck and Co.                           134,300      5,141,004
                                                                -------------
                                        Multiline Retail Total     11,424,964

  SPECIALTY RETAIL - 0.9%
      RadioShack Corp.                                 159,600      4,299,624
                                                                -------------
                                        Specialty Retail Total      4,299,624

  TEXTILES, APPAREL & LUXURY GOODS - 1.0%
      Liz Claiborne, Inc.                              130,400      4,964,328
                                                                -------------
                        Textiles, Apparel & Luxury Goods Total      4,964,328
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL     55,594,307

CONSUMER STAPLES - 3.3%

  BEVERAGES - 0.1%
      Coca-Cola Femsa, SA de CV, ADR                    37,600        766,288
                                                                -------------
                                               Beverages Total        766,288

  FOOD & STAPLES RETAILING - 1.1%
      Safeway Inc. (a)                                 261,200      5,276,240
                                                                -------------
                                Food & Staples Retailing Total      5,276,240

  FOOD PRODUCTS - 0.9%
      Sara Lee Corp.                                   194,200      4,297,646
                                                                -------------
                                           Food Products Total      4,297,646

  TOBACCO - 1.2%
      Altria Group, Inc.                               123,215      6,031,374
                                                                -------------
                                                 Tobacco Total      6,031,374
                                                                -------------
                                        CONSUMER STAPLES TOTAL     16,371,548


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
ENERGY - 4.9%

  ENERGY EQUIPMENT & SERVICES - 0.4%
      Transocean Inc. (a)                               64,200      1,970,940
                                                                -------------
                             Energy Equipment & Services Total      1,970,940

  OIL & GAS - 4.5%
      Anadarko Petroleum Corp.                          42,300      2,505,006
      BP PLC., ADR                                      31,900      1,713,030
      Devon Energy Corp.                                48,400      3,136,804
      El Paso Corp.                                    347,400      2,841,732
      Kerr-McGee Corp.                                 115,400      6,090,812
      Noble Energy, Inc.                                36,900      1,899,612
      Unocal Corp.                                     107,400      4,010,316
                                                                -------------
                                               Oil & Gas Total     22,197,312
                                                                -------------
                                                  ENERGY Total     24,168,252

FINANCIALS - 12.7%

  CAPITAL MARKETS - 3.0%
      A.G. Edwards, Inc.                                47,300      1,645,094
      JPMorgan Chase & Co.                             200,220      7,924,708
      Morgan Stanley                                   104,675      5,310,163
                                                                -------------
                                         Capital Markets Total     14,879,965

  COMMERCIAL BANKS - 0.6%
      Fifth Third Bancorp                               66,000      3,287,460
                                                                -------------
                                        Commercial Banks Total      3,287,460

  CONSUMER FINANCE - 0.7%
      American Express Co.                              66,525      3,327,581
                                                                -------------
                                        Consumer Finance Total      3,327,581

  DIVERSIFIED FINANCIAL SERVICES - 1.5%
      Citigroup, Inc.                                  156,393      7,284,786
                                                                -------------
                          Diversified Financial Services Total      7,284,786

  INSURANCE - 3.7%
      Ace Ltd.                                         123,500      4,760,925
      Allstate Corp.                                    42,100      1,987,541
      Chubb Corp.                                       49,700      3,380,097
      Marsh & McLennan Companies                        59,100      2,641,179
      UnumProvident Corp.                              357,200      5,779,496
                                                                -------------
                                               Insurance Total     18,549,238

  THRIFTS & MORTGAGE FINANCE - 3.2%
      Fannie Mae                                        89,925      6,694,916
      MGIC Investment Corp.                            130,700      8,922,889
                                                                -------------
                              Thrifts & Mortgage Finance Total     15,617,805
                                                                -------------
                                              FINANCIALS TOTAL     62,946,835

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - 10.1%

  BIOTECHNOLOGY - 2.2%
      Amgen, Inc. (a)                                   97,933      5,806,448
      MedImmune, Inc. (a)                              214,300      5,115,341
                                                                -------------
                                           Biotechnology Total     10,921,789

  HEALTH CARE PROVIDERS & SERVICES - 3.2%
      Cardinal Health, Inc.                            133,900      6,052,280
      McKesson Corp.                                   129,390      4,004,620
      WebMD Corp. (a)                                  812,300      5,913,544
                                                                -------------
                        Health Care Providers & Services Total     15,970,444

  PHARMACEUTICALS - 4.7%
      Barr Pharmaceticals, Inc. (a)                    151,500      5,949,405
      Biovail Corp. (a)                                255,220      3,869,135
      Bristol-Myers Squibb Co.                          97,600      2,316,048
      Endo Pharmaceuticals Holdings, Inc. (a)           65,800      1,115,968
      Johnson & Johnson                                 56,045      3,256,215
      Pfizer, Inc.                                     202,090      6,602,280
                                                                -------------
                                         Pharmaceuticals Total     23,109,051
                                                                -------------
                                             HEALTH CARE TOTAL     50,001,284

INDUSTRIALS - 2.0%

  AIRLINES - 1.0%
      Southwest Airlines Co.                           326,000      4,831,320
                                                                -------------
                                                Airlines Total      4,831,320

  COMMERCIAL SERVICES & SUPPLIES - 1.0%
      ServiceMaster Co.                                141,600      1,760,088
      Waste Management, Inc.                           118,175      3,284,083
                                                                -------------
                          Commercial Services & Supplies Total      5,044,171
                                                                -------------
                                             INDUSTRIALS TOTAL      9,875,491

INFORMATION TECHNOLOGY - 11.5%

  COMMUNICATIONS EQUIPMENT - 2.1%
      Cisco Systems, Inc. (a)                          169,460      3,179,070
      Nortel Networks Corp. (a)                      1,066,100      4,008,536
      UTStarcom, Inc. (a)                              216,800      3,353,896
                                                                -------------
                                Communications Equipment Total     10,541,502

  COMPUTERS & PERIPHERALS - 3.2%
      Hewlett-Packard Co.                              262,800      4,701,492
      International Business Machines Corp.             70,150      5,941,004
      SanDisk Corp. (a)                                219,800      5,132,330
                                                                -------------
                                 Computers & Peripherals Total     15,774,826

  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      Garmin Ltd.                                      102,100      3,972,711
                                                                -------------
                      Electronic Equipment & Instruments Total      3,972,711


                                                     SHARES       VALUE ($)
                                                  ------------  -------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
      Linear Technology Corp.                          139,800      5,000,646
      NVIDIA Corp. (a)                                 154,175      1,921,020
                                                                -------------
                Semiconductors & Semiconductor Equipment Total      6,921,666

  SOFTWARE - 4.0%
      Fair Isaac Corp.                                  51,600      1,389,588
      Microsoft Corp.                                  451,775     12,333,458
      Oracle Corp. (a)                                 322,845      3,218,765
      Synopsys, Inc. (a)                               176,700      2,820,132
                                                                -------------
                                                Software Total     19,761,943
                                                                -------------
                                  INFORMATION TECHNOLOGY TOTAL    56,972,648

MATERIALS - 3.6%

  CHEMICALS - 0.9%
      EI. du Pont de Nemours & Co.                     101,400      4,285,164
                                                                -------------
                                               Chemicals Total      4,285,164

  CONTAINERS & PACKAGING - 2.0%
      Sealed Air Corp. (a)                              94,400      4,636,928
      Smurfit-Stone Container Corp. (a)                305,700      5,423,118
                                                                -------------
                                  Containers & Packaging Total     10,060,046

  METALS & MINING - 0.7%
      International Steel Group, Inc. (a)              120,300      3,657,120
                                                                -------------
                                         Metals & Mining Total      3,657,120
                                                                -------------
                                               MATERIALS TOTAL     18,002,330

TELECOMMUNICATION SERVICES - 3.9%

  DIVERSIFIED TELECOMMUNICATION SERVICES - 3.3%
      Brasil Telecom Participacoes S.A.,
        ADR (a)                                        127,500      4,160,325
      CenturyTel, Inc.                                  61,800      1,989,342
      Qwest Communications International,
        Inc. (a)                                       447,600      1,293,564
      Telefonos de Mexico SA, ADR                      198,600      6,432,654
      Verizon Communications, Inc.                      63,500      2,492,375
                                                                -------------
                  Diversified Telecommunication Services Total     16,368,260

  WIRELESS TELECOMMUNICATION SERVICES - 0.6%

      Nextel Communications, Inc. (a)                  120,000      2,782,800
                                                                -------------
                           Wireless Telecommunication Services      2,782,800
                                                                -------------
                              TELECOMMUNICATION SERVICES TOTAL     19,151,060

                                           TOTAL COMMON STOCKS
                                        (Cost of $297,687,440)    313,083,755

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - 14.5%

  INDUSTRIALS - 8.4%
      Acetex Corp.,
        10.875% 08/01/09                                25,000         27,500
      Airgas, Inc.,
        9.125% 10/01/11                                125,000        140,469
      Alcan, Inc.,
        7.250% 03/15/31                                675,000        794,536
      Allied Waste North America, Inc.:
        6.375% 04/15/11                                 75,000         74,250
        6.500% 11/15/10                                 50,000         50,125
        7.375% 04/15/14                                125,000        121,250
      American Home Product,
        6.950% 03/15/11                                575,000        630,464
      AmerisourceBergen Corp.,
        8.125% 09/01/08                                200,000        219,500
      Anthem, Inc.,
        6.800% 08/01/12                                925,000      1,043,456
      Arch Western Finance,
        7.500% 07/01/13 (b)(c)                         205,000        212,175
      AT&T Wireless Services, Inc.,
        8.750% 03/01/31                                750,000        969,030
      Autonation, Inc.,
        9.000% 08/01/08                                100,000        114,250
      Ball Corp.,
        7.750% 08/01/06                                250,000        267,500
      Boeing Co.,
        6.125% 02/15/33                                850,000        879,963
      Canadian National Railway Co.,
        7.195% 01/02/16                                891,544      1,053,983
      Chesapeake Energy Corp.:
        7.500% 09/15/13                                145,000        156,237
        8.375% 11/01/08                                 50,000         54,625
        9.000% 08/15/12                                 20,000         22,800
      Cinemark USA, Inc.,
        9.000% 02/01/13                                170,000        189,125
      Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38                              1,045,000      1,177,433
      Comcast Corp.,
         7.050% 03/15/33                               375,000        408,416
      Constellation Brands, Inc.
        8.000% 02/15/08                                225,000        248,063
      Corrections Corp. of America,
        7.500% 05/01/11                                175,000        184,188
      Cott Beverages, Inc.,
        8.000% 12/15/11                                250,000        270,000
      Couche-Tard,
        7.500% 12/15/13                                125,000        131,875
      Countrywide Home Loan, Inc.,
        2.875% 02/15/07                                600,000        595,296
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (b)                            850,000        922,369
      DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31                                475,000        578,854


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Deutsche Telekom International Finance BV,
        8.500% 06/15/10                                525,000        629,444
      Dex Media East LLC,
        12.125% 11/15/12                                65,000         79,950
      Diageo Capital PLC,
        3.375% 03/20/08                              1,100,000      1,096,381
      DirecTV Holdings,
        8.375% 03/15/13                                170,000        193,375
      EchoStar DBS Corp.,
        5.750% 10/01/08                                250,000        251,250
      EquiStar Chemicals LP:
        10.125% 09/01/08                                25,000         27,750
        10.625% 05/01/11                                25,000         28,000
      Ethyl Corp.,
        8.875% 05/01/10                                 50,000         53,625
      Exelon Generation Co. LLC,
        6.950% 06/15/11                                625,000        702,650
      Extendicare Health Services:
        6.875% 05/01/14                                 10,000          9,900
        9.500% 07/01/10                                 10,000         11,150
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                                 50,000         52,250
      Finlay Fine Jewelry Corp.,
        8.375% 06/01/12 (b)                             35,000         37,275
      Fisher Scientific International,
        6.750% 08/15/14 (b)                             20,000         20,600
      Freescale Semiconductor,
        6.875% 07/15/11 (b)                            135,000        137,700
      General Electric Co.,
        5.000% 02/01/13                              2,000,000      2,057,720
      Genworth Financial, Inc.,
        4.750% 06/15/09                                650,000        671,456
      Grant Prideco, Inc.:
        9.000% 12/15/09                                220,000        244,200
        9.625% 12/01/07                                 15,000         16,800
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                                125,000        132,031
      Hasbro, Inc.,
        6.150% 07/15/08                                125,000        132,188
      HCA, Inc.,
        6.950% 05/01/12                                125,000        134,401
      Houghton Mifflin Co.,
        9.875% 02/01/13                                 61,000         63,440
      International Business Machines Corp.,
        5.875% 11/29/32                              1,000,000      1,027,400
      Iron Mountain, Inc.,
        7.750% 01/15/15                                250,000        260,000
      Jefferson Smurfit Corp.,
        8.250% 10/01/12                                105,000        114,450
      John Deere Capital Corp.,
        3.900% 01/15/08                                550,000        558,415
      K2, Inc.,
        7.375% 07/01/14 (b)                             60,000         63,085
      K & F Industries, Inc.,
        9.625% 12/15/10                                145,000        160,950
      KB Home,
        8.625% 12/15/08                                250,000        278,125

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  INDUSTRIALS - (CONTINUED)
      Kennametal, Inc.,
        7.200% 06/15/12                                135,000        146,846
      Key Energy Services, Inc.,
        6.375% 05/01/13                                 25,000         23,875
      Kroger Co.,
        6.200% 06/15/12                                650,000        702,683
      L-3 Communications Corp.,
        6.125% 07/15/13                                  5,000          4,963
        7.625% 06/15/12                                225,000        243,562
      Lamar Media Corp.,
        7.250% 01/01/13                                225,000        238,500
      LIN Television Corp.,
        6.500% 05/15/13                                125,000        123,437
      Lockheed Martin Corp.,
        8.500% 12/01/29                                700,000        913,955
      Lowe's Companies, Inc.,
        6.500% 03/15/29                                700,000        767,739
      MacDermid, Inc.,
        9.125% 07/15/11                                 50,000         55,813
      Marathon Oil Corp.,
        6.800% 03/15/32                                600,000        659,226
      MGM Mirage, Inc.,
        9.750% 06/01/07                                235,000        261,731
      Nalco Co.,
        7.750% 11/15/11 (b)                             75,000         79,687
      Newell Rubbermaid, Inc.,
        4.000% 05/01/10                                950,000        925,224
      Newfield Exploration Co.,
        6.625% 09/01/14 (b)                            130,000        132,600
      Nextel Communications, Inc.:
        7.375% 08/01/15                                225,000        235,125
        9.500% 02/01/11                                 10,000         11,300
      Occidental Petroleum Corp.,
        4.250% 03/15/10                                775,000        779,309
      Offshore Logistics, Inc.,
        6.125% 06/15/13                                205,000        202,950
      Omnicare, Inc.,
        8.125% 03/15/11                                175,000        187,250
      Owens-Illinois, Inc.,
        7.350% 05/15/08                                 75,000         77,062
      Park Place Entertainment Corp.,
        9.375% 02/15/07                                200,000        222,000
      Peabody Energy Corp.,
        6.875% 03/15/13                                245,000        257,250
      PepsiAmericas, Inc.,
        3.875% 09/12/07                              1,000,000      1,016,430
      Plains E&P Company
        7.125% 06/15/14 (b)                            100,000        106,000
      Pogo Producing Co.,
        8.250% 04/15/11                                 30,000         32,925
      Pride International, Inc.,
        7.375% 07/15/14 (b)                            120,000        127,500
      Province Healthcare Co.,
        7.500% 06/01/13                                125,000        139,063


                                                    PAR ($)       VALUE ($)
                                                  ------------  -------------
      R.H. Donnelley Financial Corp.,
        10.875% 12/15/12 (b)                           215,000        254,775
      Rogers Cable, Inc.:
        6.250% 06/15/13                                 45,000         43,874
        7.875% 05/01/12                                185,000        199,805
      Royal Caribbean Cruises Ltd.:
        6.750% 03/15/08                                 45,000         47,025
        6.875% 12/01/13                                 50,000         51,375
        8.000% 05/15/10                                 15,000         16,688
        8.750% 02/02/11                                130,000        150,150
      Russel Metals, Inc.,
        6.375% 03/01/14                                 65,000         62,075
      Safeway, Inc.,
        4.950% 08/16/10                                650,000        659,782
      Scotts Co.,
        6.625% 11/15/13                                 70,000         72,800
      Select Medical Corp.,
        9.500% 06/15/09                                150,000        163,125
      Sempra Energy,
        4.750% 05/15/09                                700,000        717,612
      Silgan Holdings, Inc.,
        6.750% 11/15/13                                140,000        140,000
      Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12                                220,000        226,600
      Smurfit-Stone Container Corp.:
        8.375% 07/01/12                                 25,000         27,375
        9.750% 02/01/11                                 35,000         39,113
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                                121,000        124,630
      Starwood Hotels & Resorts Worldwide, Inc.,
        7.375% 05/01/07                                150,000        162,563
      Station Casinos, Inc.,
        6.875% 03/01/16                                240,000        239,400
      Suburban Propane Partners,
        6.875% 12/15/13                                 70,000         70,000
      Sun International Hotels,
        8.875% 08/15/11                                 75,000         82,313
      Synagro Technologies, Inc.,
        9.500% 04/01/09                                 50,000         52,625
      TCI Communications, Inc.,
        7.250% 08/01/05                                335,000        349,489
      Teekay Shipping Corp.,
        8.875% 07/15/11                                200,000        223,000
      Time Warner, Inc.,
        6.625% 05/15/29                                775,000        778,340
      Toll Corp.,
        8.250% 12/01/11                                175,000        193,375
      TransDigm, Inc.,
        8.375% 07/15/11                                125,000        131,875
      Triad Hospitals, Inc.,
        7.000% 05/15/12                                200,000        208,000
      Union Pacific Corp.,
        3.875% 02/15/09                              1,000,000        992,760
      United Rentals NA, Inc.,
        7.750% 11/15/13                                155,000        144,150
      United Technologies Corp.,
        6.500% 06/01/09                                750,000        837,998

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  INDUSTRIALS - (CONTINUED)
      Universal Compression, Inc.,
        7.250% 05/15/10                                120,000        125,400
      Verizon Global Funding Corp.,
        7.750% 12/01/30                              1,100,000      1,298,770
      Vintage Petroleum, Inc.,
        7.875% 05/15/11                                125,000        130,938
      Vodafone Group,
        7.750% 02/15/10                                750,000        880,613
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                              1,000,000        996,920
      Warner Music Group,
        7.375% 04/15/14 (b)                             60,000         59,700
      Waste Management, Inc.,
        7.375% 08/01/10                                700,000        806,260
      Westinghouse Air Brake Technology,
        6.875% 07/31/13                                180,000        180,450
      Williams Companies, Inc.:
        7.125% 09/01/11                                 15,000         16,425
        8.125% 03/15/12                                 80,000         92,000
                                                                -------------
                                             Industrials Total     41,507,866

  FINANCIALS - 4.2%
      Allstate Financial Global Funding II,
        2.625% 10/22/06 (b)                          1,000,000        993,870
      American General Finance Corp.,
        5.375% 09/01/09                                475,000        502,232
      Capital One Bank,
        4.875% 05/15/08                                525,000        542,010
      CIT Group, Inc.,
        4.125% 02/21/06                                575,000        587,535
      Citigroup, Inc.,
        7.250% 10/01/10                              1,565,000      1,806,651
      Ford Motor Credit Co.,
        7.375% 10/28/09                              1,605,000      1,752,243
      General Motors Acceptance Corp.,
        7.750% 01/19/10                              1,175,000      1,294,592
      Goldman Sachs Group, Inc.,
        6.345% 02/15/34                                745,000        746,609
      Health Care Property Investors, Inc.,
        6.450% 06/25/12                                850,000        926,976
      Household Finance Corp.,
        6.400% 06/17/08                              1,250,000      1,367,100
      iStar Financial, Inc.:
        5.125% 04/01/11                                 25,000         24,709
        6.000% 12/15/10                                 75,000         76,687
        7.000% 03/15/08                                 25,000         26,844
        8.750% 08/15/08                                 39,000         44,363
      JPMorgan Chase & Co.,
        5.750% 01/02/13                              1,000,000      1,055,950
      Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08                                800,000        812,800
      Merrill Lynch & Co., Inc.,
        4.125% 01/15/09                              1,000,000      1,011,960
      Morgan Stanley,
        4.750% 04/01/14                              1,000,000        964,740


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      SLM Corp.,
        5.125% 08/27/12                                990,000      1,007,048
      US Bank NA,
        6.375% 08/01/11                              1,500,000      1,672,740
      Wachovia Corp.,
        3.500% 08/15/08                              1,300,000      1,295,996
      Washington Mutual, Inc.,
        5.625% 01/15/07                              1,275,000      1,350,276
      Wells Fargo & Co.,
        5.900% 05/21/06                              1,090,000      1,148,271
                                                                -------------
                                              Financials Total     21,012,202

  UTILITIES - 0.9%
      Centerpoint Energy Houston,
        5.750% 01/15/14                                750,000        795,525
      Devon Energy,
        7.95% 04/15/32                                 700,000        854,630
      Dominion Resources, Inc.,
        2.800% 02/15/05                              1,250,000      1,254,000
      Kinder Morgan Energy Partners LP,
        6.750% 03/15/11                                765,000        844,101
      Sprint Capital Corp.,
        6.875% 11/15/28                                450,000        467,667
                                                                -------------
                                               Utilities Total      4,215,923

  INTERNATIONAL - 1.0%
      Ontario Province,
        3.500% 09/17/07                              1,000,000      1,009,600
      Quebec Province,
        6.500% 01/17/06                              1,100,000      1,160,698
      Republic of Italy,
        2.500% 03/31/06                              1,300,000      1,301,638
      United Mexican States,
        7.500% 04/08/33                              1,250,000      1,318,750
                                                                -------------
                                           International Total      4,790,686
                                                                -------------
                                 TOTAL CORPORATE NOTES & BONDS
                                         (Cost of $69,005,208)     71,526,677

U.S. GOVERNMENT
& AGENCY SECURITIES - 14.1%
-----------------------------------------------------------------------------
  U.S. TREASURY NOTES & BONDS - 2.2%
      U.S. Treasury Bonds:
        6.250% 08/15/23                              1,120,000      1,300,994
        7.250% 05/15/16                              1,360,000      1,710,465
      U.S. Treasury Inflation Index Note,
        3.625% 01/15/08                              3,310,934      3,639,571
      U.S. Treasury Notes:
        3.500% 11/15/06                              3,350,000      3,422,628
        4.875% 02/15/12                                475,000        506,321
                                                                -------------
                             U.S. Treasury Notes & Bonds Total     10,579,979

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.2%

        7.000% 10/15/31 - 05/15/32                     843,824        902,070
                                                                -------------
                                  Government National Mortgage
                                      Association (GNMA) Total        902,070

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
U.S. GOVERNMENT
& AGENCY SECURITIES - (CONTINUED)

  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 5.9%
        4.000% 09/15/15                              3,120,000      3,099,597
        4.500% 08/15/28                             18,714,719     18,729,318
        5.000% 05/01/34                              1,999,372      1,985,259
        5.500% 12/01/18 - 07/01/19                   2,520,252      2,610,983
        6.000% 03/01/17 - 08/01/17                   2,377,412      2,499,432
        6.500% 08/01/32                                407,303        429,648
                                                                -------------
                              Federal Home Loan Mortgage Corp.
                                                 (FHLMC) Total     29,354,237

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.2%
        5.000% 07/01/18 - 10/01/18                   4,951,134      5,055,577
        5.876% 07/01/32 (c)                            876,904        910,101
                                                                -------------
                         Federal National Mortgage Association
                                                  (FNMA) Total      5,965,678

  FEDERAL HOUSING ADMINISTRATION (FHA) - 0.3%
      FHA Insured Project,
        Pool #53-43077,
        9.125% 03/25/33                              1,543,377      1,558,810
                                                                -------------
                    Federal Housing Administration (FHA) Total      1,558,810

  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 4.3%
      FHLMC Multiclass Mtg. Partn. Ctfs., Gtd.:
        Series 2235, Class VN,
        7.000% 06/15/14                                314,820        314,783
        Series 2462, Class JE,
        6.500% 11/15/30                              1,218,878      1,250,456
        Series 2687, Class MQ,
        4.500% 10/15/18                              1,840,000      1,876,489
        Series 2695, Class AT,
        4.000% 10/15/26                              5,300,000      5,353,005
        Series 2695, Class DB,
        4.000% 09/15/15                              3,100,000      3,109,130
        Series 2695, Class DG,
        4.000% 10/15/18                              3,600,000      3,337,889
        Series 2700, Class PD,
        4.500% 02/15/27                                630,000        635,859
        Series 2702, Class AB,
        4.500% 07/15/27                              1,312,012      1,324,197
      FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 2001-56, Class KD,
        6.500% 08/15/31                                473,409        477,179
        Remic Tr. 2002-8, Class PD,
        6.500% 07/25/30                              2,448,791      2,501,889
        Remic Tr. 2002-27, Class OG,
        6.500% 12/25/30                                662,812        665,525
        Remic Tr. 2003-87, Class TG,
        4.500% 11/25/14                                630,000        637,658
                                                                -------------
                                Agency Collateralized Mortgage
                                             Obligations Total     21,484,059
                                                                -------------
                                         TOTAL U.S. GOVERNMENT
                                           & AGENCY SECURITIES
                                         (Cost of $69,164,161)     69,844,833


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
OTHER SECURITIZED LOANS - 4.3%

  ASSET-BACKED SECURITIES - 1.0%
      Cityscape Home Equity Loan Trust:
        Series 1997-B, Class A7,
        7.410% 05/25/28                                812,886        814,024
        Series 1997-4, Class A4,
        7.940% 10/25/18 (c)                            617,382        616,566
      First Alliance Mortgage Trust,
        Series 1996-1, Class A1,
        7.340% 06/20/27                                214,890        215,440
      IMC Home Equity Loan Trust:
        Series 1997-3, Class A6,
        7.520% 08/20/28                                665,720        666,692
        Series 1997-5, Class A9,
        7.310% 11/20/28                              1,338,774      1,341,813
      Salomon Brothers Mortgage Securities VII,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28                              1,160,020      1,155,218
                                                                -------------
                                 Asset-Backed Securities Total      4,809,753

  COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
      Bear Stearns Asset-Backed Securities, Inc.,
        Series 2003-AC7, Class A1,
        5.000% 01/25/34 (c)                          2,517,884      2,569,778
      Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        12.700% 01/28/25 (c)                            11,965         11,940
      Countrywide Alternative Loan Trust,
        Series 2004-2CB, Class 1A4,
        2.015% 03/25/34 (c)                          5,562,291      5,560,218
      First Nationwide Trust,
        Series 2000-1, Class IIA3,
        8.000% 10/25/30                                310,909        311,086
      SACO I, Inc.,
        Series 1995-1, Class A,
        13.468% 09/25/24 (c)                            41,672         41,255
      Structured Asset Securities Corp.:
        Series 2003-14, Class 1A3,
        5.500% 05/25/33                              1,136,105      1,142,467
        Series 2003-21, Class 1A3,
        5.500% 07/25/33                              1,605,436      1,595,787
                                                                -------------
                     Collateralized Mortgage Obligations Total     11,232,531

  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        2.100% 06/15/13 (b)(c)                         334,960        335,001
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07                              4,380,000      4,795,793
                                                                -------------
                   Commercial Mortgage-Backed Securities Total      5,130,794
                                                                -------------
                                 TOTAL OTHER SECURITIZED LOANS
                                         (Cost of $20,760,758)     21,173,078

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                           COLUMBIA BALANCED FUND

                                                     SHARES       VALUE ($)
                                                  ------------  -------------
PREFERRED STOCK - 0.3%

CONSUMER DISCRETIONARY - 0.3%

  MEDIA - 0.3%
      News Corp., Ltd., ADR                             45,825      1,363,294
                                                   Media Total      1,363,294
                                                                -------------
                                  CONSUMER DISCRETIONARY TOTAL      1,363,294

                                         TOTAL PREFERRED STOCK
                                          (Cost of $1,476,767)      1,363,294

SHORT-TERM OBLIGATION - 3.9%                         PAR ($)

  U.S. TREASURY BILL - 0.7%
        1.440% 11/04/04                              3,785,000      3,775,293
                                                                -------------

  REPURCHASE AGREEMENT - 3.2%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04,
      due 09/01/04 at 1.500%, collateralized
      by a U.S. Treasury Note maturing
      02/15/10, market value $16,111,500
      (repurchase proceeds $15,793,658)             15,793,000     15,793,000
                                                                -------------

                                  TOTAL SHORT-TERM OBLIGATIONS
                                         (Cost of $19,568,293)     19,568,293

                                    TOTAL INVESTMENTS - 100.4%
                                    (COST OF $477,662,627) (d)    496,559,930

                      OTHER ASSETS & LIABILITIES, NET - (0.4)%     (1,859,688)

                                           NET ASSETS - 100.0%    494,700,242

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, these securities amounted to $3,482,337, which represents 0.7% of net assets.

(c) Variable rate security. The interest rate shown reflects the rate as of August 31, 2004.

(d)  Cost for federal income tax purposes is $479,538,783.

           ACRONYM                   NAME
           -------                   ----
             ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                    COLUMBIA SHORT TERM BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - 39.2%

  INDUSTRIAL - 17.4%
      Anthem, Inc.,
        4.875% 08/01/05                              2,225,000      2,272,459
      AOL Time Warner, Inc.,
        6.125% 04/15/06                              2,460,000      2,583,148
      AT&T Wireless Services, Inc.,
        7.500% 05/01/07                              1,970,000      2,180,081
      Bell Atlantic Financial Services, Inc.,
        7.600% 03/15/07                                600,000        660,360
      Boeing Co.,
        8.100% 11/15/06                              1,820,000      2,015,250
      Bottling Group LLC,
        2.450% 10/16/06                              4,300,000      4,261,128
      Canadian National Railway Co.,
        6.450% 07/15/06 (b)                            460,000        488,184
      Caterpillar Financial Services Corp.,
        2.500% 10/03/06                              5,000,000      4,953,850
      ChevronTexaco Capital Co.,
        3.500% 09/17/07                              3,350,000      3,385,175
      Coca-Cola Enterprises, Inc.,
        8.000% 01/04/05                                650,000        663,188
      Costco Wholesale Corp.,
        5.500% 03/15/07                                640,000        678,746
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (a)                          1,300,000      1,410,682
      CSX Corp.,
        6.460% 06/22/05                              2,250,000      2,324,362
      DaimlerChrysler NA Holding Corp.,
        4.750% 01/15/08                              1,575,000      1,623,116
      Deutsche Telekom International Finance,
        8.500% 06/15/10                              1,450,000      1,738,463
      Devon Energy Corp.,
        2.750% 08/01/06                              2,825,000      2,811,666
      Fortune Brands, Inc.,
        2.875% 12/01/06                              3,275,000      3,271,758
      Gannett Co., Inc.,
        4.950% 04/01/05                              2,000,000      2,032,660
      General Mills, Inc.,
        2.625% 10/24/06                              2,800,000      2,778,020
      GTE Southwest, Inc.,
        6.000% 01/15/06                              3,725,000      3,892,402
      Honeywell International, Inc.,
        5.125% 11/01/06                              3,120,000      3,258,590
      International Business Machines Corp.,
        2.375% 11/01/06                              2,700,000      2,677,752
      Jones Intercable, Inc.,
        7.625% 04/15/08                              1,875,000      2,090,063
      Kellogg Co.,
        6.000% 04/01/06                              1,250,000      1,313,563
      Kroger Co.,
        7.650% 04/15/07                              1,585,000      1,745,941
      Lockheed Martin Corp.,
        7.700% 06/15/08                                990,000      1,132,144
      Lowe's Companies, Inc.,
        7.500% 12/15/05                              1,675,000      1,782,552


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Marathon Oil Corp.,
        5.375% 06/01/07                              2,725,000      2,870,897
      Newell Rubbermaid, Inc.,
        2.000% 05/01/05                              3,725,000      3,711,106
      Occidental Petroleum Corp.,
        7.650% 02/15/06                              1,500,000      1,605,750
      Pitney Bowes Corp.,
        5.750% 08/15/08                              1,525,000      1,646,207
      Procter & Gamble Co.,
        4.750% 06/15/07                                725,000        756,712
      Safeway, Inc.,
        4.950% 08/16/10                              1,900,000      1,928,595
      Target Corp.,
        5.950% 05/15/06                              1,000,000      1,054,800
      TCI Communications, Inc.,
        7.250% 08/01/05                              1,125,000      1,173,656
      Union Pacific Corp.,
        3.875% 02/15/09                              1,825,000      1,811,787
      United Technologies Corp.,
        4.875% 11/01/06                              2,475,000      2,580,707
      USA Waste Services, Inc.,
        7.125% 10/01/07                              2,430,000      2,686,730
      Vodafone Group PLC,
        7.750% 02/15/10                              2,350,000      2,759,253
      Wachovia Corp.,
        3.500% 08/15/08                              3,720,000      3,708,542
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                              1,000,000        996,920
      Wyeth,
        4.125% 03/01/08                              2,100,000      2,141,643
                                                                -------------
                                              Industrial Total     91,458,608

  FINANCIALS - 16.7%
      Allstate Financial Global Funding II,
        2.625% 10/22/06 (a)                          2,950,000      2,931,916
      American Express Credit Corp.,
        3.000% 05/16/08                              4,000,000      3,942,760
      American General Finance Corp.,
        3.000% 11/15/06                              4,500,000      4,498,740
      Bear Stearns Companies, Inc.,
        6.500% 05/01/06                              2,600,000      2,761,096
      Capital One Bank,
        4.875% 05/15/08                              1,625,000      1,677,650
      CIT Group, Inc.,
        4.125% 02/21/06                              1,700,000      1,737,060
      Citigroup, Inc.,
        6.750% 12/01/05                              2,700,000      2,845,071
      Countrywide Home Loans, Inc.,
        2.875% 02/15/07                                500,000        496,080
      Credit Suisse First Boston USA, Inc.,
        5.750% 04/15/07                              2,375,000      2,525,171
      Fifth Third Bank,
        2.700% 01/30/07                              2,075,000      2,069,231
      Ford Motor Credit Co.,
        7.375% 10/28/09                              5,425,000      5,922,690
      General Motors Acceptance Corp.,
        7.750% 01/19/10                              4,000,000      4,407,120

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                    COLUMBIA SHORT TERM BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  FINANCIALS - (CONTINUED)
      Genworth Financial, Inc.,
        4.750% 06/15/09                              2,010,000      2,076,350
      Goldman Sachs Group, Inc.,
        4.125% 01/15/08                              2,560,000      2,612,429
      Health Care Property Investors, Inc.,
        6.875% 06/08/05 (b)                          2,075,000      2,138,246
      Household Finance Corp.,
        6.400% 06/17/08                              3,225,000      3,527,118
      JPMorgan Chase & Co.,
        3.125% 12/11/06                              4,000,000      4,021,320
      Lehman Brothers Holdings, Inc.:
        4.000% 01/22/08                              2,500,000      2,540,000
        8.750% 03/15/05                                500,000        518,030
      Marshall & Ilsley Corp.,
        4.375% 08/01/09                              2,670,000      2,725,616
      Merrill Lynch & Co., Inc.,
        2.470% 03/10/06                              2,460,000      2,457,097
      Morgan Stanley,
        6.100% 04/15/06                              2,500,000      2,636,775
      Security Capital Group, Inc.,
        7.150% 06/15/07                              6,315,000      6,966,771
      UnitedHealth Group, Inc.,
        3.375% 08/15/07                              1,415,000      1,419,938
      U.S. Bancorp,
        3.125% 03/15/08                              5,750,000      5,689,453
      USA Education, Inc.,
        5.625% 04/10/07                              4,000,000      4,230,000
      Washington Mutual, Inc.,
        5.625% 01/15/07                              2,600,000      2,753,504
      Wells Fargo & Co.,
        5.900% 05/21/06                              5,200,000      5,477,992
                                                                -------------
                                              Financials Total     87,605,224

  UTILITIES - 2.1%
      Dominion Resources, Inc.,
        2.800% 02/15/05                              2,050,000      2,056,560
      Exelon Generation Co.,
        6.950% 06/15/11                              1,850,000      2,079,844
      Kinder Morgan Energy Partners LP,
        8.000% 03/15/05                              2,415,000      2,488,054
      Sempra Energy,
        4.750% 05/15/09                              2,150,000      2,204,094
      Sprint Capital Corp.,
        6.375% 05/01/09                              1,250,000      1,366,463
      Virginia Electric & Power Co.,
        5.375% 02/01/07                              1,200,000      1,254,384
                                                                -------------
                                               Utilities Total     11,449,399

  INTERNATIONAL - 3.0%
      Canadian Government Bond,
        6.750% 08/28/06                              1,000,000      1,082,070
      Province of Ontario,
        3.500% 09/17/07                              3,500,000      3,533,600


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Quebec Province:
        5.500% 04/11/06                              4,125,000      4,297,755
        6.500% 01/17/06                              1,100,000      1,160,698
      Republic of Italy,
        2.500% 03/31/06                              1,950,000      1,952,457
      United Mexican States,
        4.625% 10/08/08                              3,600,000      3,659,400
                                                                -------------
                                           International Total     15,685,980
                                                                -------------
                                TOTAL CORPORATE NOTES & BONDS
                                        (Cost of $212,188,540)    206,199,211

OTHER SECURITIZED LOANS - 31.7%

  ASSET-BACKED SECURITIES - 11.0%
      Americredit Automobile Receivables Trust,
        Series 2001-B, Class A4,
        5.370% 06/12/08                                672,865        685,252
      Cityscape Home Equity Loan Trust:
        Series 1997-B, Class A7,
        7.410% 05/25/28                                 91,336         91,463
        Series 1997-C, Class A3,
        7.380% 07/25/28 (b)                            182,440        182,677
      Ford Credit Auto Owner Trust,
        Series 2002-B, Class A3A,
        4.140% 12/15/05                                908,062        911,694
      Harley Davidson Motorcycle Trust,
        Series 2002-2, Class A2,
        3.090% 06/15/10                              1,525,000      1,541,424
      Honda Auto Receivables Owner Trust,
        Series 2002-3, Class A3,
        3.000% 05/18/06                              2,486,686      2,495,241
      IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26                                970,415        980,119
        Series 1997-3, Class A6,
        7.520% 08/20/28                                524,587        525,353
        Series 1997-3, Class A7,
        7.080% 08/20/28                                178,837        178,998
        Series 1997-5, Class A9,
        7.310% 11/20/28                                101,329        101,559
      Keycorp Student Loan Trust:
        Series 1997-1, Class A2,
        2.090% 01/27/23 (a)                          3,864,544      3,916,432
        Series 2003-A, Class 2A2,
        1.970% 10/25/25 (a)                         12,080,000     12,174,949
      Money Store Home Equity Trust,
        Series 1998-A, Class AF7,
        6.870% 04/15/39                              1,783,300      1,786,795
      Nissan Auto Receivables Owner Trust,
        Series 2002-B, Class A4,
        4.600% 09/17/07                              2,500,000      2,540,975
      Residential Asset Mortgage Products,
        Series 2003-RS8, Class AII8,
        1.955% 09/25/33 (b)                          2,861,680      2,871,238
      Residential Funding Mortgage Securities I, Inc.,
        Series 2003-HS3, Class A2B,
        1.905% 08/25/33 (b)                            195,142        195,170

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                    COLUMBIA SHORT TERM BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
OTHER SECURITIZED LOANS - (CONTINUED)

  ASSET-BACKED SECURITIES - (CONTINUED)
      Sears Corp.,
        Series 84, Class 3,
        8.500% 04/01/17                                127,722        127,722
      SLM Student Loan Trust:
        Series 1996-1, Class CTFS:
        2.136% 07/25/11 (b)                          6,030,000      6,033,920
        Series 1996-4, Class CTFS,
        2.186% 07/25/11 (b)                          5,500,000      5,554,230
        Series 1997-2, Class A2,
        1.806% 01/25/10 (b)                          1,337,642      1,340,794
        Series 1997-4, Class CTFS,
        2.256% 01/25/13 (b)                          8,950,000      9,055,218
        Series 2001-2, Class A1T,
        1.970% 07/27/09 (b)                          1,913,098      1,917,346
      Toyota Auto Receivables Owner Trust,
        Series 2001-C, Class A4,
        4.720% 09/15/08                              1,197,745      1,216,334
      University Support Services Inc.,
        Series 1995-A, Class A,
        1.880% 09/20/15 (b)                          1,562,254      1,577,705
                                                                -------------
                                 Asset-Backed Securities Total     58,002,608

  COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
      ABFS Mortgage Loan Trust,
        Series 2002-4, Class A,
        4.425% 12/15/33 (b)                            210,781        206,472
      Advanta Mortgage Loan Trust,
        Series 1999-3, Class A4,
        7.750% 10/25/26                                158,797        162,753
      Amresco Residential Securities Mortgage
        Loan & Trust:
        Series 1997-2, Class A9,
        1.825% 06/25/27                                175,932        175,962
        Series 1998-3, Class A7,
        1.855% 07/25/28 (b)                            263,364        264,702
      Bank of America Mortgage Securities:
        Series 2003-1, Class 2A2,
        5.250% 02/25/18 (c)                          2,252,966      2,260,153
      Bear Stearns Asset-Backed Securities, Inc.:
        Series 1997-2, Class 1A5,
        7.000% 08/25/36 (a)                            943,312        964,510
        Series 2003-AC2, Class A3,
        3.500% 06/25/33 (b)                          1,560,339      1,555,175
        Series 2004-4, Class A6,
        3.516% 06/25/34 (b)                          3,583,400      3,556,632
      CIT Equipment Collateral,
        Series 2004-VT1, Class A3,
        2.200% 03/20/08                              3,050,000      3,031,388
      Countrywide Home Loans:
        Series 2002-32, Class 2A3,
        5.000% 01/25/18                              1,236,192      1,241,532
        Series 2002-J5, Class 1A1,
        5.750% 01/25/33                                139,779        140,120
        Series 2003-J7, Class 4A2,
        2.015% 08/25/18 (b)                         10,554,501     10,493,391


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
        Series 2004-J2, Class A2,
        2.115% 03/25/34 (b)                          8,342,729      8,353,908
        Series 2004-2CB, Class 1A4,
        2.015% 03/25/34 (b)                          1,522,020      1,521,453
      First Alliance Mortage Loan Trust,
        Series 1994-2, Class A2,
        6.680% 06/25/25                                284,752        284,382
      First Horizon Mortgage Pass-Through Trust:
        Series 2003-2, Class 2A1,
        2.115% 03/25/18 (b)                          7,190,112      7,228,075
        Series 2003-4, Class 2A2,
        2.065% 06/25/18 (b)                          2,452,306      2,462,875
      GMAC Mortgage Corp. Loan Trust,
        Series 2003-J3, Class A1,
        2.115% 05/25/18 (b)                          4,893,964      4,893,964
      Ocwen Residential MBS Corp.,
        Series 1998-R1, Class A1,
        7.000% 10/25/40                                220,703        225,195
      PNC Mortgage Securities Corp.:
        Series 1996-PR1, Class A,
        (e) 04/28/27 (a)                                15,358         15,095
        Series 1998-14, Class 2A1,
        6.250% 01/25/14                                902,126        913,898
      Residential Accredited Loans, Inc.:
        Series 2002-QS9, Class A1,
        2.215% 07/25/32 (b)                            239,336        239,437
        Series 2004-QS9, Class A1,
        2.015% 06/25/34 (b)                         10,491,398     10,491,398
      Residential Asset Securitization Trust:
        Series 2002-A14J, Class A14,
        6.000% 01/25/33                                394,938        395,937
        Series 2003-A15, Class 1A2,
        2.065% 02/25/34                             11,422,817     11,421,446
      Residential Funding Mortgage
        Securities I, Inc.,
        Series 2003-S14, Class A5,
        2.020% 07/25/18 (b)                         10,090,355     10,055,039
      Structured Asset Securities Corp.:
        Series 2002-17, Class 1A3,
        6.000% 09/25/32                                603,384        602,467
        Series 2003-8, Class 2A7,
        5.750% 04/25/33                              5,042,922      5,124,877
        Series 2003-14, Class 1A3,
        5.500% 05/25/33                                568,052        571,233
        Series 2003-21, Class 1A3,
        5.500% 07/25/33                                384,808        382,495
      Washington Mutual Mortgage
        Securities Corp.:
        Series 2003-MS5, Class 1A4,
        2.115% 03/25/18 (b)                          4,471,407      4,495,731
        Series 2003-S4, Class 1A3,
        2.115% 06/25/18 (b)                          3,816,651      3,837,719
      Wells Fargo Mortgage-Backed Securities Trust,
        Series 2002-D, Class 1A1,
        5.500% 08/25/32                                218,249        221,540
        Series 2003-9, Class 1A12,
        5.250% 08/25/33                              7,481,477      7,478,933
                                                                -------------
                     Collateralized Mortgage Obligations Total    105,269,887

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                    COLUMBIA SHORT TERM BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
OTHER SECURITIZED LOANS - (CONTINUED)

  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        2.100% 06/15/13 (a)(b)                         429,357        429,410
      Merrill Lynch Mortgage Investors, Inc.,
        Series 1996-C1, Class A3,
        7.420% 04/25/28                                135,094        137,377
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 11/10/30                              2,630,000      2,879,666
                                                                -------------
                   Commercial Mortgage-Backed Securities Total      3,446,453
                                                                -------------
                                 TOTAL OTHER SECURITIZED LOANS
                                        (Cost of $160,028,120)    166,718,948

U.S. GOVERNMENT & AGENCY SECURITIES - 18.8%

  U.S. TREASURY NOTES - 2.1%
      U.S. Treasury Inflation Index Notes,
        3.625% 01/15/08                             10,020,858     11,015,508
                                                                -------------
                                     U.S. Treasury Notes Total     11,015,508

  U.S. AGENCY BONDS - 0.3%
      Federal Home Loan Bank,
        3.875% 12/15/04 (d)                            400,000        402,287
      Morocco Government AID Bond,
        1.938% 05/01/23 (b)                            475,000        465,500
      Small Business Administration,
        2.375% 06/25/22 (b)                            541,578        541,902
                                                                -------------
                                       U.S. Agency Bonds Total      1,409,689

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.3%
        6.500% 09/15/13-07/15/32                     1,179,676      1,249,356
        7.000% 11/15/13-08/15/29                       462,648        494,170
                                                                -------------
                                  Government National Mortgage
                                      Association (GNMA) Total      1,743,526

  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 8.6%
        4.000% 05/01/11                              6,228,067      6,189,566
        4.500% 05/01/19                             26,914,033     26,933,328
        5.000% 05/01/34                              1,905,109      1,891,661
        5.500% 05/01/17-07/01/19                     8,365,026      8,670,491
        6.000% 10/01/06-08/01/17                     1,039,187      1,089,285
        7.000% 05/01/19                                    802            833
        7.500% 09/01/15                                227,190        241,590
        8.500% 07/01/30                                173,994        189,330
                                                                -------------
                              Federal Home Loan Mortgage Corp.
                                                 (FHLMC) Total     45,206,084


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.4%
        5.500% 02/01/18                              3,867,280      4,011,112
        6.000% 03/01/09-05/01/17                     2,288,170      2,389,830
        6.500% 03/01/12-07/01/32                       147,989        156,980
        7.500% 08/01/15                                183,159        195,047
        8.000% 05/01/15-07/01/31                       602,208        650,782
                                                                -------------
                         Federal National Mortgage Association
                                                  (FNMA) Total      7,403,751

  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 6.1%
      FHLMC Multiclass Mtg. Partn. Ctfs., Gtd.:
        Series 1138, Class G,
        8.500% 09/15/06                                 50,047         50,008
        Series 1283, Class K,
        7.000% 06/15/22                                287,542        290,165
        Series 1558, Class C,
        6.500% 07/15/23                                 73,110         73,372
        Series 2500, Class PE,
        6.000% 06/15/31                              1,430,000      1,479,730
        Series 2617, Class UA,
        3.000% 06/15/09                              3,826,268      3,840,271
        Series 2695, Class AT,
        4.000% 10/15/26                              7,670,000      7,746,707
        Series 2695, Class DB,
        4.000% 09/15/15                              3,980,000      3,991,722
      FNMA:
        Series 2001-34, Class AE,
        6.000% 07/25/29                                141,587        141,893
        Series 2002-42, Class A,
        6.000% 01/25/16                                458,875        464,147
        Series 2002-95, Class EB,
        5.000% 04/25/31                              7,290,552      7,390,692
        Series 2003-92, Class FA,
        2.165% 09/25/18 (b)                          4,123,735      4,127,717
        Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1991-146, Class Z,
        8.000% 10/25/06                                 17,911         18,590
        Remic Tr. 1993-92, Class C,
        (e) 05/25/23                                 1,295,000        985,220
        Remic Tr. 1998-36, Class GA,
        6.000% 12/18/27                                353,272        355,664
      GNMA Gtd. Remic Pass Thru Ctfs.,
        Remic Tr. 1997-7, Class PC,
        5.000% 05/16/27                                948,663        972,239
                                                                -------------
                                Agency Collateralized Mortgage
                                             Obligations Total     31,928,137
                                                                -------------
                                        TOTAL U.S. GOVERNMENT
                                          & AGENCY SECURITIES
                                         (Cost of $97,749,455)     98,706,695

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                    COLUMBIA SHORT TERM BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATIONS - 9.7%

  U.S. TREASURY BILL - 3.8%
        1.443% 11/04/04                             19,955,000     19,903,827
                                                                -------------

  REPURCHASE AGREEMENT - 5.9%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by
      a U.S. Treasury Note maturing
      08/31/06, market value $31,680,350
      (repurchase proceeds $31,056,294)             31,055,000     31,055,000
                                                                -------------

                                  TOTAL SHORT-TERM OBLIGATIONS
                                         (Cost of $50,958,827)     50,958,827

                                     TOTAL INVESTMENTS - 99.4%
                                    (COST OF $520,924,942) (F)    522,583,681

                        OTHER ASSETS & LIABILITIES, NET - 0.6%      2,914,506

                                           NET ASSETS - 100.0%    525,498,187

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, these securities amounted to $21,827,899, which represents 4.2% of net assets.

(b) Variable rate security. The interest rate shown reflects the rate as of August 31, 2004.

(c)  Investments in affiliates during the year ended August 31, 2004:

     Security Name: Bank of America Mortgage Securities (as a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

     Par as of 08/31/03:                              $       --
     Par purchased:                                   $2,252,966
     Par as of 08/31/04:                              $2,252,966
     Net realized gain or loss:                       $       --
     Interest income earned:                          $  128,854
     Value at end of period:                          $2,260,153

(d)  Security pledged as collateral for open futures contracts.

(e)  Zero coupon bond.

(f)  Cost for federal income tax purposes is $520,756,129.

     At August 31, 2004, the Fund held the following open short futures contracts:

                               AGGREGATE      EXPIRATION       UNREALIZED
    TYPE           VALUE       FACE VALUE        DATE         DEPRECIATION
    -----------------------------------------------------------------------
    2-Year U.S.
     Treasury
      Note      $57,151,407   $57,071,250      Dec-2004         $ (80,157)

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
U.S. GOVERNMENT & AGENCY SECURITIES - 42.4%

  U.S. TREASURY NOTES & BONDS - 2.8%
      U.S. Treasury Bond,
        4.875% 02/15/12                              2,400,000      2,558,251
      U.S. Treasury Inflation Index Note,
        3.625% 01/15/08                              6,281,381      6,904,858
                                                                -------------
                             U.S. Treasury Notes & Bonds Total      9,463,109

  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 16.2%
        3.500% 10/01/18                              5,036,244      4,773,487
        4.500% 05/01/19                             31,846,662     31,869,494
        5.000% 05/01/34                              2,594,719      2,576,403
        5.500% 12/01/17 - 07/01/19                   5,215,075      5,402,748
        6.000% 05/01/17 - 07/01/17                   4,782,556      5,028,021
        6.500% 08/01/32                                270,735        285,588
      To Be Announced,
        5.500% 09/15/34                              5,230,000      5,311,719
                                                                -------------
                              Federal Home Loan Mortgage Corp.
                                                 (FHLMC) Total     55,247,460

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.9%
        5.000% 06/01/18 - 08/01/18                  10,252,008     10,467,279
        5.976% 06/01/32 (a)                             91,825         92,799
        6.000% 03/01/09                              1,153,239      1,185,242
        6.000% 08/01/34 - 09/01/34                     374,414        388,372
        6.098% 07/01/32 (a)                            961,900        991,908
        6.500% 07/01/32                                110,414        116,329
                                                                -------------
                         Federal National Mortgage Association
                                                  (FNMA) Total     13,241,929

  FEDERAL HOUSING ADMINISTRATION (FHA) - 0.6%
      FHA Insured Project,
        8.625% 05/15/33                              2,099,873      2,120,871
                                                                -------------
                                Federal Housing Administration
                                                   (FHA) Total      2,120,871

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.3%
        5.000% 06/15/34                              2,850,883      2,845,642
      To Be Announced,
        6.000% 09/22/34                              1,455,000      1,509,563
                                                                -------------
                      Government National Mortgage Association
                                                  (GNMA) Total      4,355,205

  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 17.6%
      FHLMC Multiclass Mtg. Partn. Ctfs. Gtd.:
        Series 1558, Class C,
        6.500% 07/15/23                                291,564        292,607
        Series 1602, Class PJ,
        6.500% 10/15/23                                510,000        551,545
        Series 2113, Class MU,
        6.500% 08/15/27                                199,533        199,952
        Series 2235, Class VN,
        7.000% 06/15/14                                391,547        391,502
        Series 2462, Class JE,
        6.500% 11/15/30                              3,151,575      3,233,224


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
        Series 2500, Class PE,
        6.000% 06/15/31                              5,630,000      5,825,791
        Series 2687, Class MQ,
        4.500% 10/15/18                              3,166,000      3,228,785
        Series 2689, Class PC,
        4.000% 09/15/15                              5,900,000      5,861,417
        Series 2695, Class AT,
        4.000% 10/15/26                              7,720,000      7,797,207
        Series 2695, Class BO,
        4.500% 08/15/28                              2,430,000      2,435,735
        Series 2695, Class DB,
        4.000% 09/15/15                              7,155,000      7,176,074
        Series 2695, Class DG,
        4.000% 10/15/18                              9,000,000      8,344,723
        Series 2700, Class PD,
        4.500% 02/15/27                              2,050,000      2,069,064
        Series 2702, Class AB,
        4.500% 07/15/27                              6,880,000      6,943,897
      FNMA Gtd. Remic Pass Thru Ctfs.:
        Remic Tr. 1996-W2, Class A7,
        7.800% 06/25/26                                571,286        616,724
        Remic Tr. 2001-56, Class KD,
        6.500% 07/25/30                              1,003,376      1,011,366
        Remic Tr. 2003-87, Class TG,
        4.500% 11/25/14                              2,050,000      2,074,919
      GNMA Gtd. Remic Pass Thru Ctfs.,
        Remic Tr. 2003-97, Class NC,
        4.500% 04/16/28                              2,090,000      2,114,528
                                                                -------------
                                Agency Collateralized Mortgage
                                             Obligations Total     60,169,060

                                         TOTAL U.S. GOVERNMENT
                                           & AGENCY SECURITIES
                                        (Cost of $142,286,185)    144,597,634

CORPORATE NOTES & BONDS - 42.5%

  INDUSTRIALS - 26.2%
      Acetex Corp.,
        10.875% 08/01/09                               215,000        236,500
      Airgas, Inc.,
        9.125% 10/01/11                                215,000        241,606
      Alcan, Inc.,
        7.250% 03/15/31                              1,400,000      1,647,926
      Allied Waste North America, Inc.:
        6.375% 04/15/11                                175,000        173,250
        6.500% 11/15/10                                150,000        150,375
        7.375% 04/15/14                                225,000        218,250
      AmerisourceBergen Corp.,
        8.125% 09/01/08                                300,000        329,250
      Anheuser-Busch Companies, Inc.,
        5.750% 04/01/10                                530,000        574,096
      Anthem, Inc.,
        6.800% 08/01/12                              1,550,000      1,748,493
      Arch Western Finance,
        6.750% 07/01/13 (b)                            460,000        476,100

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  INDUSTRIALS - (CONTINUED)
      AT&T Wireless Services, Inc.,
        8.750% 03/01/31                              1,200,000      1,550,448
      Autonation, Inc.,
        9.000% 08/01/08                                200,000        228,500
      Ball Corp.,
        7.750% 08/01/06                                450,000        481,500
      Boeing Co.:
        5.125% 02/15/13                                335,000        343,837
        6.125% 02/15/33                              1,475,000      1,526,994
      BP Amoco PLC,
        5.900% 04/15/09                              1,800,000      1,968,642
      Canadian National Railway Co.,
        7.195% 01/02/16                              1,906,913      2,254,352
      Chesapeake Energy Corp.:
        7.500% 09/15/13                                320,000        344,800
        8.375% 11/01/08                                165,000        180,263
      Cinemark USA, Inc.,
        9.000% 02/01/13                                285,000        317,063
      Coca-Cola Enterprises, Inc.,
        6.750% 01/15/38                              1,000,000      1,126,730
      Comcast Corp.,
        7.050% 03/15/33                                870,000        947,526
      Constellation Brands, Inc.,
        8.000% 02/15/08                                475,000        523,688
      Corrections Corp. of America,
        7.500% 05/01/11                                400,000        421,000
      Costco Wholesale Corp.,
        5.500% 03/15/07                              1,900,000      2,015,026
      Cott Beverages, Inc.,
        8.000% 12/15/11                                470,000        507,600
      Couche-Tard,
        7.500% 12/15/13                                245,000        258,476
      Cox Communications, Inc.,
        7.875% 08/15/09                                235,000        258,947
      Cox Enterprises, Inc.,
        8.000% 02/15/07 (b)                          1,350,000      1,464,939
      CSX Corp.,
        4.875% 11/01/09                                960,000        987,312
      DaimlerChrysler NA Holding Corp.,
        8.500% 01/18/31                              1,175,000      1,431,902
      Deutsche Telekom International
        Finance BV,
        8.500% 06/15/10                              1,390,000      1,666,527
      Devon Energy Corp.,
        7.950% 04/15/32                              1,550,000      1,892,395
      Dex Media East LLC,
        12.125% 11/15/12                               227,000        279,210
      Diageo Capital PLC,
        3.375% 03/20/08                              1,570,000      1,564,835
      DirecTV Holdings,
        8.375% 03/15/13                                245,000        278,688
      EchoStar DBS Corp.,
        5.750% 10/01/08                                525,000        527,625


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      EquiStar Chemicals LP:
        10.125% 09/01/08                                25,000         27,750
        10.625% 05/01/11                               100,000        112,000
      Ethyl Corp.,
        8.875% 05/01/10                                 50,000         53,625
      Finlay Fine Jewelry Corp.,
        8.375% 06/01/12 (b)                             70,000         74,550
      Fisher Scientific International.,
        6.750% 08/15/14 (b)                             40,000         41,200
      Freescale Semiconductor, Inc.,
        6.875% 07/15/11 (b)                            275,000        280,500
      General Electric Co.,
        5.000% 02/01/13                              2,875,000      2,957,973
      General Mills, Inc.,
        2.625% 10/24/06                              1,915,000      1,899,967
      Grant Prideco, Inc.:
        9.000% 12/15/09                                460,000        510,600
        9.625% 12/01/07                                 40,000         44,800
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                                 80,000         83,600
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                                250,000        264,062
      Hasbro, Inc.,
        6.150% 07/15/08                                250,000        264,375
      HCA, Inc.,
        6.950% 05/01/12                                225,000        241,922
      Houghton Mifflin Co.,
        9.875% 02/01/13                                120,000        124,800
      International Business Machines Corp.,
        5.875% 11/29/32                              2,000,000      2,054,800
      International Paper Co.,
        4.250% 01/15/09                                510,000        512,728
      Iron Mountain, Inc.,
        8.625% 04/01/13                                500,000        540,000
      ITT Corp.,
        6.750% 11/15/05                                275,000        285,656
      John Deere Capital Corp.,
        3.900% 01/15/08                              1,400,000      1,421,420
      K2, Inc.,
        7.375% 07/01/14 (b)                            125,000        131,428
      K & F Industries, Inc.,
        9.625% 12/15/10                                285,000        316,350
      KB Home,
        8.625% 12/15/08                                500,000        556,250
      Kennametal, Inc.,
        7.200% 06/15/12                                240,000        261,060
      Key Energy Services, Inc.,
        6.375% 05/01/13                                 60,000         57,300
      Kinder Morgan Energy Partners LP,
        6.750% 03/15/11                              1,500,000      1,655,100
      Kroger Co.,
        7.650% 04/15/07                              1,450,000      1,597,233
      L-3 Communications Corp.:
        6.125% 07/15/13                                  5,000          4,962
        7.625% 06/15/12                                460,000        497,950
      Lamar Media Corp.,
        7.250% 01/01/13                                325,000        344,500

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  INDUSTRIALS - (CONTINUED)
      LIN Television Corp.,
        6.500% 05/15/13                                300,000        296,250
      Lockheed Martin Corp.,
        8.500% 12/01/29                              1,175,000      1,534,139
      Lowe's Companies, Inc.,
        6.500% 03/15/29                              1,510,000      1,656,123
      MacDermid, Inc.,
        9.125% 07/15/11                                115,000        128,369
      Marathon Oil Corp.,
        6.800% 03/15/32                              1,000,000      1,098,710
      MGM Mirage, Inc.:
        6.000% 10/01/09                                225,000        229,500
        9.750% 06/01/07                                250,000        278,437
      Nalco Co.,
        7.750% 11/15/11 (b)                            175,000        185,937
      Newell Rubbermaid, Inc.,
        4.000% 05/01/10                              1,845,000      1,796,882
      Newfield Exploration Co.,
        6.625% 09/01/14 (b)                            210,000        214,200
      Nextel Communications, Inc.:
        7.375% 08/01/15                                450,000        470,250
        9.500% 02/01/11                                 40,000         45,200
      Occidental Petroleum Corp.,
        4.250% 03/15/10                              1,825,000      1,835,147
      Offshore Logistics, Inc.,
        6.125% 06/15/13                                405,000        400,950
      Omnicare, Inc.,
        8.125% 03/15/11                                340,000        363,800
      Owens-Illinois, Inc.,
        7.350% 05/15/08                                125,000        128,437
      Park Place Entertainment Corp.,
        9.375% 02/15/07                                450,000        499,500
      Peabody Energy Corp.,
        6.875% 03/15/13                                465,000        488,250
      Pepsi Bottling Holdings, Inc.,
        5.625% 02/17/09 (b)                          2,050,000      2,208,608
      Plains E&P Co.,
        7.125% 06/15/14 (b)                            185,000        196,100
      Pogo Producing Co.,
        8.250% 04/15/11                                 65,000         71,337
      Pride International, Inc.,
        7.375% 07/15/14 (b)                            220,000        233,750
      Province Healthcare Co.,
        7.500% 06/01/13                                275,000        305,937
      R.H. Donnelley Financial Corp.:
        10.875% 12/15/12                                75,000         88,875
        10.875% 12/15/12 (b)                           360,000        426,600
      Rogers Cable, Inc.,
        7.875% 05/01/12                                470,000        507,614
      Royal Caribbean Cruises, Ltd.:
        6.750% 03/15/08                                 80,000         83,600
        6.875% 12/01/13                                100,000        102,750
        8.000% 05/15/10                                 35,000         38,937
        8.750% 02/02/11                                255,000        294,525


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Russel Metals, Inc.,
        6.375% 03/01/14                                135,000        128,925
      Safeway, Inc.,
        4.950% 08/16/10                              1,145,000      1,162,232
      Scotts Co.,
        6.625% 11/15/13                                175,000        182,000
      Select Medical Corp.,
        9.500% 06/15/09                                375,000        407,813
      Sempra Energy,
        4.750% 05/15/09                              1,350,000      1,383,966
      Silgan Holdings, Inc.,
        6.750% 11/15/13                                385,000        385,000
      Sinclair Broadcasting Group, Inc.,
        8.000% 03/15/12                                440,000        453,200
      Smurfit-Stone Container Corp.,
        9.750% 02/01/11                                355,000        396,712
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                                240,000        247,200
      Spint Capital Corp.,
        6.875% 11/15/28                                950,000        987,297
      Station Casinos, Inc.:
        6.500% 02/01/14                                 15,000         14,925
        6.875% 03/01/16                                500,000        498,750
      Suburban Propane Partners,
        6.875% 12/15/13                                150,000        150,000
      Sun International Hotels,
        8.875% 08/15/11                                150,000        164,625
      Synagro Technologies, Inc.,
        9.500% 04/01/09                                100,000        105,250
      TCI Communications, Inc.,
        7.250% 08/01/05                                500,000        521,625
      Teekay Shipping Corp.,
        8.875% 07/15/11                                475,000        529,625
      Time Warner, Inc.,
        6.625% 05/15/29                              1,660,000      1,667,155
      Toll Corp.,
        8.250% 12/01/11                                390,000        430,950
      TransDigm, Inc.,
        8.375% 07/15/11                                300,000        316,500
      Triad Hospitals, Inc.,
        7.000% 05/15/12                                350,000        364,000
      Union Pacific Corp.,
        3.875% 02/15/09                                790,000        784,280
      United Rentals NA, Inc.,
        7.750% 11/15/13                                325,000        302,250
      United Technologies Corp.,
        7.125% 11/15/10                              1,900,000      2,204,152
      UnitedHealth Group, Inc.,
        3.375% 08/15/07                              1,000,000      1,003,490
      Universal Compression, Inc.,
        7.250% 05/15/10                                240,000        250,800
      Verizon Global Funding Corp.,
        7.750% 12/01/30                              2,500,000      2,951,750
      Vintage Petroleum, Inc.:
        7.875% 05/15/11                                275,000        288,063
        8.250% 05/01/12                                 25,000         27,250
      Vodafone Group PLC,
        7.750% 02/15/10                              1,500,000      1,761,225

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  INDUSTRIALS - (CONTINUED)
      Wal-Mart Stores, Inc.,
        4.125% 02/15/11                              1,020,000      1,016,858
      Warner Music Group,
        7.375% 04/15/14 (b)                            130,000        129,350
      Waste Management, Inc.,
        7.375% 08/01/10                              1,330,000      1,531,894
      Westinghouse Air Brake Technology,
        6.875% 07/31/13                                200,000        200,500
      Williams Companies, Inc.:
        7.125% 09/01/11                                 30,000         32,850
        8.125% 03/15/12                                195,000        224,250
      Wyeth,
        6.700% 03/15/11                              1,200,000      1,315,752
      Yum! Brands, Inc.,
        8.500% 04/15/06                                250,000        271,777
                                                                -------------
                                             Industrials Total     89,366,087

  FINANCIALS - 12.8%
      Allstate Financial Global Fund II,
        2.625% 10/22/06 (b)                          2,500,000      2,484,675
      American General Finance Corp.,
        5.375% 09/01/09                                850,000        898,731
      Bear Stearns Companies, Inc.,
        6.500% 05/01/06                              1,635,000      1,736,305
      Capital One Bank,
        4.875% 05/15/08                              1,025,000      1,058,210
      CIT Group, Inc.,
        4.125% 02/21/06                              1,060,000      1,083,108
      Citigroup, Inc.,
        7.250% 10/01/10                              3,095,000      3,572,899
      Countrywide Home Loan Bank,
        2.875% 02/15/07                              1,000,000        992,160
      Extendicare Health Services:
        6.875% 05/01/14                                 25,000         24,750
        9.500% 07/01/10                                 15,000         16,725
      Ford Motor Credit Co.,
        7.375% 10/28/09                              2,700,000      2,947,698
      General Electric Capital Corp.,
        6.750% 03/15/32                                665,000        755,507
      General Motors Acceptance Corp.,
        7.750% 01/19/10                              2,350,000      2,589,183
      Genworth Financial, Inc.,
        4.750% 06/15/09                              1,500,000      1,549,515
      Goldman Sachs Group, Inc.,
        6.345% 02/15/34                              1,550,000      1,553,348
      Health Care Property Investors, Inc.,
        6.450% 06/25/12                              1,410,000      1,537,690
      Household Finance Corp.,
        6.400% 06/17/08                              2,550,000      2,788,884
      iStar Financial, Inc.:
        5.125% 04/01/11                                175,000        172,966
        7.000% 03/15/08                                150,000        161,062
        8.750% 08/15/08                                 50,000         56,875


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      JPMorgan Chase & Co.,
        5.750% 01/02/13                              2,545,000      2,687,393
      Lehman Brothers Holdings, Inc.,
        4.000% 01/22/08                              1,000,000      1,016,000
      Merrill Lynch & Co., Inc.,
        4.125% 01/15/09                              1,885,000      1,907,545
      Morgan Stanley,
        4.750% 04/01/14                              1,530,000      1,476,052
      SLM Corp.,
        5.125% 08/27/12                              2,000,000      2,034,440
      US Bank NA,
        6.375% 08/01/11                              3,000,000      3,345,480
      Wachovia Corp.,
        3.500% 08/15/08                              2,660,000      2,651,807
      Wells Fargo & Co.,
        5.900% 05/01/06                              2,600,000      2,738,996
                                                                -------------
                                              Financials Total     43,838,004

  UTILITIES - 0.9%
      Centerpoint Energy Houston,
        5.750% 01/15/14                              1,400,000      1,484,980
      Exelon Generation Co. LLC,
        6.950% 06/15/11                              1,300,000      1,461,512
                                                                -------------
                                               Utilities Total      2,946,492

  INTERNATIONAL - 2.6%
      Hydro-Quebec,
        6.970% 03/01/05                              1,000,000      1,022,140
      Quebec Province,
        7.000% 01/30/07                              2,490,000      2,725,380
      Republic of Italy,
        2.500% 03/31/06                              2,750,000      2,753,465
      United Mexican States,
        7.500% 04/08/33                              2,390,000      2,521,450
                                                                -------------
                                           International Total      9,022,435

                                 TOTAL CORPORATE NOTES & BONDS
                                        (Cost of $141,532,408)    145,173,018

OTHER SECURITIZED LOANS - 10.4%

  ASSET-BACKED SECURITIES - 4.0%
      Cityscape Home Equity Loan Trust,
        Series 1997-4, Class A4,
        7.440% 10/25/18 (a)                            419,820        419,265
      ContiMortgage Home Equity Loan Trust,
        Series 1999-3, Class A6,
        7.680% 12/25/29 (a)                          1,946,732      2,018,430
      IMC Home Equity Loan Trust:
        Series 1995-3, Class A5,
        7.500% 04/25/26                              1,431,760      1,446,078
        Series 1997-3, Class A6,
        7.520% 08/20/28                              1,459,258      1,461,389
        Series 1997-5, Class A9,
        7.310% 11/20/28                              3,611,005      3,619,202
      Nationslink Funding Corp.,
        Series 1999-SL, Class A5,
        6.888% 05/10/07                              3,120,000      3,416,182

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA FIXED INCOME SECURITIES FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
OTHER SECURITIZED LOANS - (CONTINUED)

  ASSET-BACKED SECURITIES - (CONTINUED)
      New Century Home Equity Loan Trust,
        Series 1999-NCA, Class A7,
        7.320% 07/25/29 (a)                            707,312        736,128
      Salomon Brothers Mortgage
        Securities VII, Inc.,
        Series 1998-AQ1, Class A5,
        7.150% 06/25/28                                721,791        718,802
                                                                -------------
                                 Asset-Backed Securities Total     13,835,476

  COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
      Bear Stearns Asset-Backed Securities, Inc.,
        Series 2002-AC5, Class 2A4,
        5.000% 01/25/34 (a)                          6,238,282      6,366,853
      Bear Stearns Mortgage Securities, Inc.,
        Series 1996-2, Class A1,
        12.700% 01/28/25 (a)                            10,031         10,010
      Countrywide Alternative Loan Trust,
        Series 2004-2CB, Class 1A4,
        2.020% 03/25/34 (a)                          3,994,149      3,992,661
      Countrywide Home Loans, Inc.:
        Series 2002-5, Class 2A1,
        6.000% 04/25/17                                785,830        790,443
        Series 2003-49, Class A9,
        4.648% 12/19/33 (a)                          4,231,949      4,200,337
      Credit Suisse First Boston
        Mortgage Securities Corp.,
        Series 2001-11, Class 1A3,
        7.000% 06/25/31                                178,204        178,517
      IMPAC Secured Assets Common
        Owner Trust,
        Series 2002-3, Class A3,
        6.360% 08/25/32 (a)                          1,261,109      1,271,526
      Structured Asset Securities Corp.,
        Series 2003-21, Class 1A3,
        5.500% 07/25/33                              4,402,535      4,376,075
                                                                -------------
                     Collateralized Mortgage Obligations Total     21,186,422

  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%
      GMAC Commercial Mortgage Asset Corp.,
        Series 2001-FLAA, Class B1,
        2.100% 06/15/13 (a)(b)                         675,416        675,499
                                                                -------------
                   Commercial Mortgage-Backed Securities Total        675,499

                                 TOTAL OTHER SECURITIZED LOANS
                                         (Cost of $35,150,020)     35,697,397


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATIONS - 5.8%

  U.S. TREASURY BILL - 3.1%
      1.465% 11/04/04                               10,790,000     10,762,330
                                                                -------------

  REPURCHASE AGREEMENT - 2.7%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04,
      due 09/01/04 at 1.500%, collateralized
      by a U.S. Treasury Note maturing
      06/15/09, market value $9,327,975
      (repurchase proceeds $9,144,381)               9,144,000      9,144,000
                                                                -------------

                                  TOTAL SHORT-TERM OBLIGATIONS
                                         (Cost of $19,906,330)     19,906,330

                                    TOTAL INVESTMENTS - 101.1%
                                    (COST OF $338,874,943) (c)    345,374,379

                      OTHER ASSETS & LIABILITIES, NET - (1.1)%     (4,104,816)

                                           NET ASSETS - 100.0%    341,269,563

NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of August 31, 2004.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, these securities amounted to $9,223,436, which represents 2.7% of net assets

(c)  Cost for federal income tax purposes is $339,657,708.

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                            COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
MUNICIPAL BONDS - 92.3%

  ALASKA - 2.4%
      Industrial Development & Export Authority,
        Snettisham Hydroelectric, Series 1,
        Insured AMBAC:
        Pre-refunded (AMT),
        5.500% 01/01/08                                  5,000          5,432
        Unrefunded (AMT),
        5.500% 01/01/08                                 95,000        103,579
      Municipal Bond Bank Authority,
        Series C,
        Insured: MBIA,
        5.500% 09/15/16                                100,000        111,839
      Palmer Valley Hospital Association,
        Insured: RADIAN,
        5.350% 12/01/12                                125,000        141,510
                                                                -------------
                                                  Alaska Total        362,360

  ARIZONA - 1.9%
      Arizona State Transportation Board
        Highway Revenue,
        Series 2004 B,
        5.000% 07/01/13                                250,000        278,673
                                                                -------------
                                                 Arizona Total        278,673

  ARKANSAS - 1.8%
      Little Rock Waste Disposal Revenue,
        Series 2002,
        Insured: MBIA,
        5.000% 05/01/16                                250,000        268,580
                                                                -------------
                                                Arkansas Total        268,580

  CALIFORNIA - 3.3%
      State Department of Water Resource,
        Power Supply Revenue, Series 2002,
        Insured: AMBAC,
        5.000% 05/01/16                                250,000        270,438
      State Economic Recovery,
        Series 2004 A,
        Insured: MBIA,
        5.000% 07/01/11                                200,000        222,450
                                                                -------------
                                              California Total        492,888

  COLORADO - 0.1%
      Housing Finance Authority,
        Single Family,
        4.875% 04/01/07                                 15,000         15,212
                                                                -------------
                                                Colorado Total         15,212

  FLORIDA - 1.9%
      Orlando Utilities Commission,
        Utility System Revenue,
        5.250% 07/01/09                                250,000        278,335
                                                                -------------
                                                 Florida Total        278,335


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
  IDAHO - 0.7%
      Health Facilities Authority, Bingham
        Memorial Hospital Project,
        5.850% 03/01/19                                100,000        100,262
                                                                -------------
                                                   Idaho Total        100,262

  ILLINOIS - 8.2%
      Chicago Motor Fuel Tax Revenue,
        Series 2003 A,
        Insured: AMBAC,
        5.250% 01/01/17                                250,000        274,415
      Chicago Park District Aquarium
        & Museum,
        Insured: FGIC,
        5.800% 01/01/18                                150,000        167,976
      Madison & St. Clair Counties, School
        District No. 010, Collinsville
        School Building,
        Insured: FGIC,
        5.500% 02/01/12                                250,000        281,272
      Regional Transportation Authority,
        Series A,
        Insured: AMBAC,
        6.400% 06/01/12                                100,000        118,778
      State Educational Facilities Authority,
        DePaul University, Series 2003 C,
        Insured: AMBAC,
        5.000% 09/01/18                                250,000        265,285
      Will County Forest Preservation District,
        Series 1999 B,
        Insured: FGIC,
        (a) 12/01/11                                   150,000        114,369
                                                                -------------
                                                Illinois Total      1,222,095

  INDIANA - 3.6%
      Board Bank Revenue,
        Special Program, Hendricks,
        Series 2002 D,
        Insured: AMBAC,
        5.375% 04/01/15                                250,000        275,550
      West Lafayette Industrial Building Corp.,
        First Mortgage, Police Station Project,
        Insured: FGIC,
        5.000% 07/15/18                                250,000        265,515
                                                                -------------
                                                 Indiana Total        541,065

  IOWA - 2.7%
      Finance Authority:
        Health Care Facilities Revenue,
        Genesis Medical Center,
        Insured: MBIA,
        6.100% 07/01/15                                285,000        324,678
        Single Family Mortgage,
        Series A,
        Insured: GNMA,
        5.800% 07/01/16                                 70,000         73,612
                                                                -------------
                                                    Iowa Total        398,290

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
MUNICIPAL BONDS - (CONTINUED)

  KENTUCKY - 1.9%
      State Property & Buildings
        Commission Revenues,
        Series 2001,
        5.250% 11/01/11                                250,000        282,340
                                                                -------------
                                                Kentucky Total        282,340

  LOUISIANA - 1.9%
      Calcasieu Parish School
        District No. 31, Public
        School Improvement,
        Series 2000,
        Insured: FGIC,
        5.500% 05/01/16                                250,000        277,930
                                                                -------------
                                               Louisiana Total        277,930

  MICHIGAN - 4.8%
      State Hospital Finance Authority,
        Ascension Health Credit, Series A:
        5.375% 11/15/33 (b)                            100,000        108,877
        Insured: MBIA,
        6.000% 11/15/19                                100,000        116,314
      State Trunk Line Fund,
        Department of Treasury,
        Insured: FGIC,
        5.000% 09/01/14                                185,000        205,816
      Sturgis Public School District,
        School Building & Site,
        Insured: QSBLF,
        5.500% 05/01/14                                250,000        280,535
                                                                -------------
                                                Michigan Total        711,542

  MISSISSIPPI - 1.9%
      Development Bank, Natchez
        Convention Center Project,
        Insured: AMBAC,
        6.500% 07/01/13                                230,000        280,073
                                                                -------------
                                             Mississippi Total        280,073

  MONTANA - 1.5%
      Whitefish Tax Increment,
        Urban Renewal Revenue,
        6.625% 07/15/20                                200,000        215,834
                                                                -------------
                                                 Montana Total        215,834

  NEVADA - 1.9%
      Colorado River Commission,
        Hoover Dam Project, Series 2002,
        Insured: FSA,
        5.375% 10/01/14                                250,000        282,942
                                                                -------------
                                                  Nevada Total        282,942


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
  NEW HAMPSHIRE - 1.7%
      Health & Education Facilities
        Authority, Concord Hospital
        Revenue, Series 2004,
        Insured: FGIC,
        5.000% 10/01/12                                230,000        253,251
                                                                -------------
                                           New Hampshire Total        253,251

  NEW YORK - 3.8%
      New York City:
        Series 2000,
        Insured: AMBAC TCRS,
        5.750% 08/01/11                                250,000        285,535
        Series A,
        6.000% 05/15/21                                250,000        273,242
                                                                -------------
                                                New York Total        558,777

  NORTH DAKOTA - 1.9%
      Fargo School District Building Authority
        Development, Series 2000,
        Insured: MBIA,
        5.500% 05/01/13                                250,000        276,215
                                                                -------------
                                            North Dakota Total        276,215

  OHIO - 2.8%
      Oak Hills Local School District,
        Insured: MBIA,
        7.200% 12/01/09                                100,000        120,800
      State Water Development Authority
        Revenue, Fresh Water, Series 2001 B,
        Insured: FSA,
        5.500% 12/01/18                                250,000        292,200
                                                                -------------
                                                    Ohio Total        413,000

  OKLAHOMA - 1.5%
      Okmulgee County,
        1st Mortgage,
        Insured: MBIA,
        6.000% 03/01/15                                200,000        223,996
                                                                -------------
                                                Oklahoma Total        223,996

  OREGON - 10.2%
      Benton County Hospital
        Facilities Authority Refunding,
        Samaritan Health Services Project:
        4.200% 10/01/05                                 40,000         40,998
        4.600% 10/01/09                                 40,000         42,415
      Clackamas County,
        Hospital Facility Authority,
        Gross-Willamette Falls Hospital Project,
        Insured: RADIAN,
        5.500% 04/01/22                                250,000        265,077
      Damascus Water District,
        Certificates of Participation,
        5.250% 03/01/19                                100,000        109,710

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
MUNICIPAL BONDS - (CONTINUED)

  OREGON - (CONTINUED)
      Deschutes County Hospital Facilities
        Authority, Cascade Health
        Services, Inc., Series 2002,
        5.600% 01/01/27                                100,000        104,136
      Eugene Trojan Nuclear Project,
        5.900% 09/01/09                                 25,000         25,341
      Hillsboro Hospital Facility Authority
        Refunding, Tuality Healthcare,
        5.250% 10/01/04                                 55,000         55,150
      Klamath Community College District:
        4.700% 04/01/10                                 55,000         58,369
        4.800% 04/01/11                                 25,000         26,364
      Lebanon Urban Renewal Agency,
        5.625% 06/01/19                                100,000        105,720
      Port of St. Helens Pollution
        Control, Portland General
        Electric Co., Series B,
        4.800% 06/01/10                                105,000        104,972
      Redmond Urban Renewal
        Agency, Downtown Area B,
        5.650% 06/01/13                                100,000        104,086
      Salem Hospital Facilities Authority,
        Capital Manor, Inc., Series 1994,
        7.500% 12/01/24                                150,000        155,325
      State Veterans Welfare,
        Series 75,
        5.875% 10/01/18                                 10,000         10,353
      Washington & Clackamas Counties
        School District No. 23J Tigard,
        Series 2000,
        (a) 06/15/21                                   300,000        133,770
      West Linn Oregon Water System,
        6.000% 10/01/20                                165,000        176,103
                                                  Oregon Total      1,517,889

  PUERTO RICO - 0.8%
      Public Finance Corp.,
        Series 2004 A,
        Insured: AMBAC,
        5.250% 08/01/30 (b)                            110,000        122,278
                                                                -------------
                                             Puerto Rico Total        122,278

  SOUTH CAROLINA - 2.6%
      Charleston County,
        School District, Series 2001,
        Insured: FSA,
        5.000% 02/01/18                                200,000        213,248
      Charleston County,
        Certificates of Participation,
        Series 2004,
        Insured: MBIA,
        5.000% 12/01/10                                150,000        165,517
                                                                -------------
                                          South Carolina Total        378,765


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
  TENNESSEE - 4.4%
      Lawrenceburg Public Building Authority,
        Electric System Public Works,
        Series C,
        Insured: FSA,
        5.500% 07/01/16                                295,000        330,376
      Metropolitan Government Nashville,
        Series 2002 A,
        Insured: AMBAC,
        5.125% 10/01/13                                285,000        316,293
                                                                -------------
                                               Tennessee Total        646,669

  TEXAS - 4.7%
      Harris County Health Facilities,
        de Teco Project, Series 1999 B,
        Insured: AMBAC,
        5.700% 02/15/15                                150,000        168,372
      Laredo Sports Venue Sales Tax,
        Insured: FGIC,
        5.750% 03/15/13                                200,000        223,616
      Magnolia Independent School District,
        Insured: PSF-GTD,
        5.250% 08/15/17                                280,000        307,376
                                                                -------------
                                                   Texas Total        699,364

  WASHINGTON - 13.1%

      Grant County Public Hospital,
        District No. 3,
        Columbia Basin Hospital,
        5.500% 12/01/18                                170,000        176,610
      Jefferson County,
        Public Utility District No. 1,
        Water & Sewer:
        5.250% 05/01/16                                 50,000         52,568
        5.250% 05/01/17                                 50,000         52,482
      Poulsbo Water & Sewer,
        5.250% 06/01/06                                135,000        141,957
      Seattle Municipal Light & Power:
        5.000% 07/01/13                                235,000        247,370
        6.000% 10/01/16                                150,000        167,574
      Shelton Water & Sewer,
        5.250% 12/01/18                                 50,000         52,392
      State Certificates of
        Participation, Department of
        General Administration,
        5.400% 07/01/13                                100,000        106,908
      State Health Care Facilities Authority
        Revenue, Grays Harbor Community
        Hospital, Series 1996,
        Insured: RADIAN,
        5.700% 07/01/16                                200,000        213,342

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA NATIONAL MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
MUNICIPAL BONDS - (CONTINUED)

  WASHINGTON - (CONTINUED)
      State Public Power Supply System:
        Nuclear Project No. 1 Revenue,
        Series 1997 B,
        5.125% 07/01/14                                300,000        316,500
        Nuclear Project No. 2 Refunding,
        Series A,
        5.000% 07/01/11                                 50,000         54,126
        Nuclear Project No. 3 Revenue,
        Capital Appreciation, Series 1989 B,
        (a) 07/01/12                                   145,000        105,795
      Tacoma Solid Waste Utilities:
        Pre-refunded, Series 1997 B,
        Insured: AMBAC,
        6.000% 12/01/09                                 15,000         17,348
        Unrefunded, Series 1997 B,
        Insured: AMBAC,
        6.000% 12/01/09                                 85,000         97,667
      Thurston County School
        District No. 401, Rochester,
        4.800% 12/01/07                                 55,000         55,307
      Toppenish,
        4.600% 12/01/06                                 65,000         68,381
      Yakima County,
        School District No. 119 Selah,
        Insured: FGIC,
        5.000% 12/01/06                                 10,000         10,680
                                                                -------------
                                              Washington Total      1,937,007

  WISCONSIN - 3.6%
      Marshall School District,
        Series 2002 A,
        Insured: FGIC,
        5.000% 03/01/14                                250,000        278,158
      State, Series 2004 2,
        Insured: MBIA,
        5.000% 05/01/12                                225,000        250,070
                                                                -------------
                                               Wisconsin Total        528,228

  WYOMING - 0.7%
      Municipal Power Agency, Power
        Supply Refunding, Series 1998,
        Insured: MBIA,
        5.250% 01/01/11                                100,000        110,757
                                                                -------------
                                                 Wyoming Total        110,757

                                         TOTAL MUNICIPAL BONDS
                                         (Cost of $12,999,099)     13,674,617


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATIONS - 9.5%

  VARIABLE RATE DEMAND NOTES (c) - 9.5%
      FL Alachua County Health Facilities
        Authority, Continuing Care,
        Oak Hammock at the University
        of Florida,
        Series 2002 A,
        1.350% 10/01/32                                100,000        100,000
      IL Quad Cities Regional
        Economic Development Authority,
        Two Rivers YMCA,
        Series 2002,
        1.400% 12/01/31                                200,000        200,000
      IN Health Facilities Financing Agency,
        Fayette Memorial Hospital Association,
        Series 2002 A,
        1.400% 10/01/32                                100,000        100,000
      MS Jackson County Pollution Control
        Revenue, Chevron Corp.,
        Series 1992,
        1.340% 12/01/16                                200,000        200,000
      NY New York City,
        Series 1993,
        1.320% 08/01/20                                300,000        300,000
        1.320% 08/01/21                                300,000        300,000
      WY Uinta County Pollution Control,
        Chevron U.S.A., Inc.,
        Series 1992,
        1.340% 12/01/22                                200,000        200,000
                                                                -------------
                              Variable Rate Demand Notes Total      1,400,000

                                  TOTAL SHORT-TERM OBLIGATIONS
                                          (Cost of $1,400,000)      1,400,000

                                    TOTAL INVESTMENTS - 101.8%
                                     (COST OF $14,399,099) (d)     15,074,617

                      OTHER ASSETS & LIABILITIES, NET - (1.8)%       (262,814)

                                           NET ASSETS - 100.0%     14,811,803

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                            COLUMBIA NATIONAL MUNICIPAL BOND FUND

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) Variable rate security. The interest rate shown reflects the rate as of August 31, 2004.

(c) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of August 31, 2004.

(d)  Cost for federal income tax purposes is $14,395,525.

     Columbia National Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At August 31, 2004, investments in these securities represented 61.5% of holdings.

           ACRONYM                    NAME
           -------                    ----
            AMBAC              American Municipal
                              Bond Assurance Corp.
             AMT            Alternative Minimum Tax
            FGIC        Federal Guaranty Insurance Corp.
             FSA       Financial Security Assurance Corp.
            GNMA    Government National Mortgage Association
            MBIA      Municipal Bond Insurance Association
           PSF-GTD      Permanent School Fund Guaranteed
            QSBLF       Qualified School Bond Loan Fund
           RADIAN         Radian Asset Assurance Inc.
            TCRS        Transferable Custodial Receipts

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
GENERAL OBLIGATION BONDS - 33.2%

  STATE OF OREGON GENERAL OBLIGATIONS - 2.6%
      Board of Higher Education:
        Series A:
        5.000% 08/01/12                              2,075,000      2,310,077
        5.250% 08/01/14                                255,000        284,284
        5.250% 08/01/16                                780,000        856,658
        Deferred Interest, Series A:
        (a) 08/01/14                                   490,000        326,374
        (a) 08/01/17                                 1,050,000        592,452
      Elderly & Disabled Housing
        Refunding, Series B:
        4.950% 08/01/20                                985,000      1,022,440
        6.250% 08/01/13                                 55,000         55,214
      State of Oregon, Series A,
        5.250% 10/15/15                              1,735,000      1,934,699
      Veteran's Welfare:
        5.850% 10/01/15                                420,000        435,616
        8.000% 07/01/08                                580,000        696,354
        9.200% 10/01/08                                385,000        483,163
        Series 80 A,
        5.700% 10/01/32                              2,490,000      2,566,792
                                                                -------------
                     State of Oregon General Obligations Total     11,564,123

  GENERAL OBLIGATIONS - 14.1%
      Aurora,
        5.600% 06/01/24                              1,205,000      1,254,754
      Bend Municipal Airport Project,
        Series B (AMT),
        5.375% 06/01/13                                150,000        159,567
      Canyonville South Umpqua Rural
        Fire District,
        5.400% 07/01/31                                610,000        636,425
      Clackamas County:
        Lake Oswego Series:
        5.375% 06/01/15                              2,450,000      2,725,478
        5.375% 06/01/16                              1,295,000      1,436,492
        5.375% 06/01/17                              2,535,000      2,811,974
      Coos Bay,
        4.900% 09/01/07                              1,960,000      2,099,591
      Crook County School District,
        5.000% 02/01/14                              2,860,000      3,127,095
      Eugene Public Safety Facilities:
        5.500% 06/01/10                                850,000        901,127
        5.625% 06/01/13                              1,295,000      1,374,733
      Lane County, School District No. 4J
        Eugene, Refunding:
        5.000% 07/01/12                              1,000,000      1,115,730
        5.250% 07/01/13                              1,000,000      1,134,380
      Metro Oregon,
        5.250% 09/01/14                              3,130,000      3,507,415
      Metro Washington Park Zoo, Series A,
        5.300% 01/15/11                              1,000,000      1,070,960


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Portland Community College
        District, Series A:
        5.375% 06/01/14                              1,925,000      2,159,138
        5.375% 06/01/16                              2,705,000      3,000,548
        5.375% 06/01/17                              2,540,000      2,817,520
      Portland Limited Tax:
        Series A:
        3.400% 06/01/13                              2,700,000      2,724,786
        4.900% 04/01/12                              1,430,000      1,505,704
        5.750% 06/01/14                                450,000        451,579
        Series B:
        (a) 06/01/12                                 1,750,000      1,302,123
        (a) 06/01/13                                 1,500,000      1,056,060
        (a) 06/01/16                                 3,500,000      2,098,810
        (a) 06/01/18                                 4,000,000      2,148,960
        (a) 06/01/19                                 4,000,000      2,030,480
        (a) 06/01/20                                 4,000,000      1,915,520
      Washington & Clackamas Counties:
        Deferred Interest, Series A,
        (a) 06/01/10                                 1,520,000      1,243,938
        School District No. 23J, Tigard,
        (a) 06/15/18                                 2,700,000      1,440,234
      Washington County:
        5.500% 06/01/16                              2,785,000      3,115,357
        Criminal Justice Facilities,
        Refunding,
        5.000% 12/01/10                              1,400,000      1,510,964
        School District No. 48J, Beaverton:
        5.125% 01/01/14                              2,000,000      2,198,240
        5.125% 01/01/17                              1,820,000      1,966,219
        5.125% 01/01/18                              2,260,000      2,441,568
      Washington, Multnomah &
        Yamhill Counties,
        School District No. 1J:
        5.000% 11/01/13                              1,100,000      1,228,656
        5.250% 06/01/14                                500,000        549,670
                                                                -------------
                                     General Obligations Total     62,261,795

  INSURED GENERAL OBLIGATIONS - 16.5%
      Benton & Linn Counties, School
        District No. 509J, Corvallis,
        Insured: FSA,
        5.000% 06/01/17                              2,665,000      2,886,568
      Clackamas Community College,
        Insured: FGIC,
        5.250% 06/15/15                              1,500,000      1,653,510
      Clackamas County:
        School District
        School District No. 62,
        Insured FSA,
        3.250% 06/15/12                              3,655,000      3,616,403
        School District No. 108,
        Insured FSA,
        5.375% 06/15/15                              1,055,000      1,174,226
        No. 12, North Clackamas,
        Insured: FGIC:
        5.250% 06/01/11                              1,000,000      1,101,670
        5.250% 06/01/15                              2,750,000      2,974,895

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
GENERAL OBLIGATION BONDS - (CONTINUED)

  INSURED GENERAL OBLIGATIONS - (CONTINUED)
      Columbia County, School District
        No. 502, Deferred Interest,
        Insured: FGIC:
        (a) 06/01/13                                 1,685,000      1,194,480
        (a) 06/01/14                                 1,025,000        691,352
      Coos County, School District
        No. 13, North Bend,
         Insured: FSA,
        5.500% 06/15/15                              1,765,000      1,994,750
      Deschutes County, School District
        No. 1, Series A,
        Insured: FSA,
        5.500% 06/15/18                              1,000,000      1,119,230
      Jackson County:
        School District No. 4, Phoenix-Talent,
        Insured: FSA,
        5.500% 06/15/16                              1,000,000      1,119,230
        School District No. 6, Central Point,
        6.000% 06/15/09                              1,090,000      1,247,091
        School District No. 9, Eagle Point,
        Insured: FSA,
        5.625% 06/15/15                              1,920,000      2,169,485
      Jefferson County, School District
        No. 509J, Madras School District,
        Insured: FGIC,
        5.250% 06/15/18                              1,075,000      1,179,157
      Josephine County, School District
        No. 7, Grants Pass,
        Insured: FSA,
        4.000% 06/15/11                              2,000,000      2,104,980
      Lane County, School District No. 19,
        Springfield Refunding,
        Insured: FGIC:
        6.000% 10/15/12                              1,740,000      2,062,857
        6.000% 10/15/14                              1,310,000      1,573,690
      Lincoln County School District,
        Insured: FGIC,
        5.600% 06/15/10                              3,480,000      3,899,618
      Linn Benton Community College,
        Insured: FGIC:
        (a) 06/15/13                                 1,000,000        700,040
        (a) 06/15/14                                 1,000,000        665,090
      Linn County, Community School
        District No. 9, Lebanon,
        Insured: FGIC:
        5.250% 06/15/15                                710,000        791,891
        5.550% 06/15/21                              2,000,000      2,225,500
      Multnomah-Clackamas Counties:
        Centennial School District
        No. 28-302, Insured: FGIC:
        5.375% 06/15/16                              2,055,000      2,280,680
        5.375% 06/15/17                              2,280,000      2,530,390
        5.375% 06/15/18                              2,490,000      2,763,352


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Multnomah-Clackamas Counties,
        School District No. 10JT, Series A,
        Insured FSA,
        5.250% 06/15/12                              1,000,000      1,132,560
      Multnomah County:
        School District No. 7, Reynolds:
        5.625% 06/15/14                              2,670,000      3,034,241
        5.625% 06/15/17                              1,000,000      1,126,720
        School District No. 40,
        Insured: FSA,
        5.000% 12/01/14                              1,790,000      1,961,285
      Northern Oregon Corrections,
        Insured: AMBAC:
        5.250% 09/15/12                              1,000,000      1,084,570
        5.300% 09/15/13                              1,000,000      1,086,150
      Salem-Keizer, School District No. 24J,
        Insured: FSA,
        5.000% 06/15/18                              2,000,000      2,162,260
      Washington & Clackamas Counties:
        School District No. 003JT,
        Insured FGIC,
        (a) 06/15/17                                 6,000,000      3,361,080
        School District No. 23J, Tigard,
        Insured: FSA,
        5.375% 06/15/17                              1,500,000      1,671,345
      Washington County:
        School District No. 15, Forest Grove,
        Insured: FSA:
        5.375% 06/15/13                              2,070,000      2,329,226
        5.375% 06/15/15                              2,515,000      2,799,220
      Washington, Multnomah & Yamhill
        Counties, School District No. 1J
        Insured: MBIA,
        5.000% 06/01/13                              1,500,000      1,649,010
      Yamhill County:
        School District No. 029J,
          Insured: MBIA,
        5.250% 06/15/16                              2,535,000      2,797,727
        School District No. 40,
        Insured: FGIC,
        6.000% 06/01/09                                500,000        573,310
                                                                -------------
                             Insured General Obligations Total     72,488,839
                                                                -------------
                                TOTAL GENERAL OBLIGATION BONDS
                                        (Cost of $138,318,199)    146,314,757


REVENUE BONDS - 50.3%

  OREGON REVENUE - 24.9%
      Albany Hospital Facility Authority,
        Mennonite Home Albany, Series PJ-A:
        4.750% 10/01/11 (b)                            660,000        684,862
        5.000% 10/01/12 (b)                            680,000        711,416
      Benton County Hospital Facilities
        Authority, Samaritan Health Services
        Project, Refunding:
        4.400% 10/01/07                                220,000        231,724
        4.800% 10/01/11                                245,000        257,277
        5.200% 10/01/17                              2,255,000      2,339,698

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
REVENUE BONDS - (CONTINUED)

  OREGON REVENUE - (CONTINUED)
      Clackamas County Hospital
        Facility Authority:
        Legacy Health System:
        4.600% 05/01/10                                885,000        948,242
        5.000% 02/15/16                              1,010,000      1,056,783
        5.500% 02/15/13                              5,450,000      5,940,064
        5.500% 02/15/14                              2,385,000      2,589,943
        5.750% 05/01/12                              2,000,000      2,265,960
        Legacy Health System, Refunding:
        5.250% 05/01/21                              4,890,000      5,128,485
        5.750% 05/01/16                              1,500,000      1,662,780
        Odd Fellows Home, Series A,
        Refunding,
        5.875% 09/15/21                                705,000        637,355
        Robison Jewish Home Project,
        6.250% 10/01/21                              1,650,000      1,727,401
        Willamette Falls Hospital Project,
        5.750% 04/01/14                                705,000        737,846
      Willamette View, Inc. Project,
        Series A,
        6.850% 11/01/15                              1,580,000      1,701,897
      Clackamas County Housing Authority,
        Multi-Family Housing, Easton Ridge,
        Series A,
        5.800% 12/01/16                              2,255,000      2,313,292
      Deschutes County Hospital Facilities
        Authority, Cascade Health
        Services, Inc.:
        5.500% 01/01/22                              2,000,000      2,107,020
        5.600% 01/01/27                              5,550,000      5,779,548
        5.600% 01/01/32                              2,000,000      2,075,260
      Deschutes Valley Water District,
        5.875% 09/01/05                              1,585,000      1,645,658
      Eugene Airport, Refunding (AMT):
        5.650% 05/01/06                                325,000        341,403
        5.650% 05/01/07                                555,000        594,211
        5.700% 05/01/08                                515,000        558,126
      Multnomah County Educational Facilities,
        University of Portland Project:
        5.700% 04/01/15                              1,000,000      1,067,260
        6.000% 04/01/20                              1,000,000      1,088,100
        6.000% 04/01/25                                500,000        525,315
      Multnomah County Hospital Facilities
        Authority Revenue, Providence
        Health System,
        5.250% 10/01/16                              2,970,000      3,259,961
      Myrtle Point Water,
        6.000% 12/01/20                                510,000        545,124
      Oregon State Economic Development,
        Dove Lewis 24 Hour Emergency
        Animal Hospital,
        7.000% 12/01/19 (c)                          1,380,000      1,420,544


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority:
        Authority/Aquarium:
        4.750% 10/01/08 (d)                          1,550,000        325,500
        4.900% 10/01/09 (d)                            670,000        140,700
        Goodwill Industries Lane
        County, Series A,
        6.650% 11/15/22 (c)                          3,855,000      3,730,291
        Linfield College Project, Series A:
        4.650% 10/01/09                                555,000        583,455
        5.500% 10/01/18                              1,000,000      1,038,020
        Reed College Project, Series A,
        5.300% 07/01/11                                500,000        536,820
        St. Anthony's Village Housing,
        Series A (AMT),
        7.250% 06/01/28                              1,360,000      1,342,714
      Oregon State Housing &
        Community Services,
        Department of Mortgage Revenue,
        Single Family Mortgage Program:
        Series A,
        4.850% 07/01/10                                180,000        191,979
        Series D,
        6.700% 07/01/13                                615,000        616,082
        Series E,
        5.375% 07/01/21                              3,435,000      3,608,536
        Series H (AMT),
        5.500% 07/01/17                              1,195,000      1,241,533
        Series J,
        5.150% 07/01/24                              2,770,000      2,853,626
        Series M (AMT),
        5.800% 07/01/12                                265,000        281,926
        Series Q:
        4.700% 07/01/15                                750,000        787,852
        4.900% 07/01/17                                735,000        771,302
        Mountain Shadows Apts. B-1,
        6.250% 12/01/05 (d)                          3,937,414      2,994,167
      Port Morrow,
        6.700% 06/01/20                              2,000,000      2,029,760
      Port of St. Helens:
        5.600% 08/01/14                                315,000        326,082
        5.750% 08/01/19                                425,000        439,705
      Port of St. Helens Pollution Control,
        Portland General Electric Co.:
        Series A,
        4.800% 04/01/10                              5,195,000      5,162,168
        Series B,
        4.800% 06/01/10                              3,500,000      3,499,055
      Powell Valley Water District,
        6.000% 02/01/15                                620,000        664,566
      Reedsport Water,
        7.000% 10/01/14                                520,000        521,383
      Salem Hospital Facility Authority:
        5.000% 08/15/18                              2,000,000      2,060,860
        5.250% 08/15/14                              4,860,000      5,153,787

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
REVENUE BONDS - (CONTINUED)

  OREGON REVENUE - (CONTINUED)
      Sheridan Water Revenue:
        6.200% 05/01/15                                625,000        674,025
        6.450% 05/01/20                                520,000        562,089
      Sheridan Water Revenue, Refunding,
        5.350% 04/01/18                                300,000        312,249
      State of Oregon French American
        International School Project, Series A,
        6.250% 04/01/27                              5,270,000      5,320,803
      Umatilla County, Hospital Facility
        Authority, Catholic Health Initiatives,
        Series A:
        5.750% 12/01/20                                530,000        568,690
        6.000% 12/01/30                              4,825,000      5,176,887
      Washington County Housing Authority:
        Affordable Housing, Series A,
        6.000% 07/01/20                              2,000,000      2,051,080
        Affordable Housing Pool, Series A:
        5.750% 07/01/23                              1,000,000      1,022,660
        6.000% 07/01/23                              1,000,000      1,031,490
                                                                -------------
                                          Oregon Revenue Total    109,564,397

  INSURED REVENUE - 25.4%
      Clackamas County, Hospital Facilities
        Authority, Legacy Health System,
        Insured: MBIA,
        5.500% 02/15/13                                495,000        551,762
      Deschutes County, Certificates of
        Participation, Series A,
        5.050% 06/01/17                                420,000        429,752
      Emerald Peoples Utilities District,
        Insured: FGIC:
        7.350% 11/01/10                              2,160,000      2,675,938
        7.350% 11/01/11                              2,000,000      2,514,400
        7.350% 11/01/12                              2,490,000      3,178,510
        7.350% 11/01/13                              2,675,000      3,462,573
        Series A,
        Insured: FSA,
        5.250% 11/01/20                                605,000        660,581
      Eugene Electric Utilities System,
        Series B, Refunding,
        Insured: FSA,
        5.250% 08/01/13                              1,040,000      1,159,434
      Guam Housing Corp., Single
        Family Mortgage-Backed Securities,
        Insured: FHA,
        Series A (AMT),
        5.750% 09/01/31                                175,000        191,033
      Medford Hospital Facilities Authority,
        Asante Health System, Series A,
        Insured: MBIA:
        5.250% 08/15/10                              1,500,000      1,648,590
        5.250% 08/15/11                                800,000        875,400


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Multnomah County Educational Facilities
        Authority, University of Portland
        Project, Refunding,
        Insured: AMBAC:
        5.000% 04/01/11                              1,150,000      1,248,796
        5.750% 04/01/10                              2,000,000      2,212,960
      Ontario Catholic Health Holy Rosary
        Medical Center,
        Insured MBIA,
        5.500% 11/15/12                              1,500,000      1,592,685
      Oregon State Department of
        Administrative Services:
        Certificates of Participation,
        Series A,
        Insured: AMBAC:
        4.500% 05/01/12                              1,020,000      1,078,528
        5.000% 05/01/13                              4,240,000      4,641,994
        5.000% 05/01/14                              1,000,000      1,091,200
        5.300% 05/01/08                                750,000        816,090
        Series B,
        Insured: MBIA,
        5.250% 05/01/10                                840,000        939,641
        Series C,
        Insured: MBIA:
        5.250% 11/01/15                              1,000,000      1,107,830
        5.250% 11/01/17                              5,000,000      5,510,550
        Series E,
        Insured FSA,
        5.000% 11/01/13                              1,470,000      1,618,029
        Lottery Education Project:
        Series A,
        Insured: FSA:
        5.000% 04/01/14                              2,830,000      3,139,072
        5.250% 04/01/11                              4,000,000      4,427,960
        Series B,
        Insured: FSA,
        5.250% 04/01/15                              1,315,000      1,430,891
      Oregon State Economic Community
        Development Department, Series A,
        Insured: MBIA,
        5.375% 01/01/11                              1,105,000      1,226,683
      Oregon State Health, Housing,
        Educational & Cultural
        Facilities Authority,
        Reed College Project, Series A,
        Insured: MBIA,
        5.100% 07/01/10                                900,000        993,321
      Oregon State Health Sciences
        University, Series A,
        Insured: MBIA:
        (a) 07/01/09                                 1,530,000      1,323,022
        (a) 07/01/12                                 1,315,000        980,306
        (a) 07/01/14                                 2,550,000      1,709,877
        (a) 07/01/15                                 4,325,000      2,740,623
        (a) 07/01/21                                12,515,000      5,604,342

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
REVENUE BONDS - (CONTINUED)

  INSURED REVENUE - (CONTINUED)
      Oregon State Housing &
        Community Services:
        Department of Housing Finance
        Revenue, Assisted Insured
        Multi-Unit, Series B,
        Insured: FHA,
        6.800% 07/01/13                              7,250,000      7,263,195
        Department of Mortgage Revenue,
        Single Family Mortgage Program:
        Series E,
        Insured: FHA:
        5.700% 07/01/12                                815,000        844,927
        5.800% 07/01/14                                720,000        747,180
        6.000% 07/01/20                              2,015,000      2,095,217
        Series F, (AMT),
        Insured: MBIA-IBC,
        5.600% 07/01/28                                845,000        866,733
      Oregon State Housing Finance,
        Insured: FHA,
        5.800% 07/01/09                                180,000        181,418
      Port of Portland International Airport,
        Insured: FGIC:
        Series 12B,
        5.250% 07/01/12                              1,000,000      1,090,520
        Series D,
        5.250% 07/01/12                              1,750,000      1,906,065
      Portland Arena Gas Tax,
        Insured: FSA:
        (a) 06/01/16                                 1,100,000        570,405
        (a) 06/01/17                                 2,320,000      1,125,780
      Portland Gas Tax, Series A,
        Insured FSA,
        5.800% 06/01/16                              1,640,000      1,743,287
      Portland River District Urban Renewal
        & Redevelopment, Series A,
        Insured: AMBAC:
        5.000% 06/15/17                              1,500,000      1,619,370
        5.000% 06/15/18                              3,070,000      3,293,066
        5.000% 06/15/20                              2,000,000      2,114,940
      Portland Sewer System Revenue,
        Series A, Refunding,
        Insured FGIC,
        5.000% 06/01/12                              4,835,000      5,177,560
      Portland Urban Renewal
        & Redevelopment:
        Convention Center, Series A,
        Insured: AMBAC:
        5.750% 06/15/17                              1,500,000      1,699,380
        5.750% 06/15/18                              2,050,000      2,322,486
        South Park Blocks,
        Series A,
        Insured: AMBAC:
        5.750% 06/15/17                              2,065,000      2,339,480
        5.750% 06/15/19                              2,580,000      2,922,934


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Tri-County Metropolitan
        Transportation District:
        Series 1,
        5.400% 06/01/19                              4,200,000      4,428,018
        Series A,
        5.000% 09/01/15                              1,000,000      1,091,020
      Tualatin Hills Park &
        Recreation District,
        Insured: FGIC,
        5.750% 03/01/14                                990,000      1,159,805
      Washington County:
        Clean Water Services Sewer,
        Series Lien,
        Insured: MBIA,
        5.000% 10/01/13                              2,310,000      2,579,462
                                                                -------------
                                         Insured Revenue Total    111,964,621
                                                                -------------
                                           TOTAL REVENUE BONDS
                                        (Cost of $213,317,871)    221,529,018

PRE-REFUNDED BONDS - 10.5%

      Clackamas County:
        School District No. 62,
        5.375% 06/15/17                              1,250,000      1,412,650
        School District No. 086,
        6.000% 06/15/16                              2,350,000      2,684,405
      Clackamas County Hospital
        Facility Authority,
        Kaiser Permanente, Series A,
        5.375% 04/01/14                              7,135,000      7,946,892
      Josephine County, School District
        No. 7, Grants Pass,
        Insured: FGIC,
        5.700% 06/01/13                              2,000,000      2,194,720
      Multnomah County, Series A,
        Insured: FSA,
        5.500% 04/01/19                              2,395,000      2,648,750
      North Clackamas Parks & Recreation
        District Facilities,
        5.700% 04/01/13                              2,920,000      3,299,863
      Northern Wasco County,
        People's Utility District Electric:
        (a) 02/01/06                                   610,000        568,935
        (a) 02/01/07                                   585,000        510,822
        (a) 02/01/08                                   610,000        497,717
        (a) 02/01/11                                   500,000        332,840
      Oregon State Board of Higher Education,
        Series A:
        5.250% 08/01/14                              1,225,000      1,383,160
        5.250% 08/01/16                              4,550,000      5,137,451
      Oregon State City Sewer,
        6.500% 10/01/07                                500,000        520,590

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
PRE-REFUNDED BONDS - (CONTINUED)

      Oregon State Department of
        Administrative Services,
        Lottery Education Project,
        Series A,
        Insured: FSA:
        5.000% 04/01/14                              2,705,000      3,003,767
        5.250% 04/01/13                              1,600,000      1,791,840
      Oregon State Department of
        Transportation, Highway User Tax,
        Series A,
        5.500% 11/15/16                              2,500,000      2,882,700
      Salem-Keizer, School District No. 24J:
        5.000% 06/01/15                              1,000,000      1,102,790
        5.000% 06/01/16                              1,380,000      1,521,850
      Salem Water & Sewer,
        Insured FSA,
        5.300% 06/01/15                              1,500,000      1,644,840
      Virgin Islands Public Finance Authority,
        Unrefunded Balance, Series A,
        7.300% 10/01/18                              1,185,000      1,554,045
      Washington County:
        School District No. 48J, Beaverton:
        Insured: FGIC:
        5.100% 06/01/12                                500,000        547,205
        5.250% 08/01/10                              1,150,000      1,261,228
        School District No. 088J,
        Sherwood,
        Insured: FSA,
        6.100% 06/01/12                                185,000        191,407
        Unified Sewer Agency,
        Insured: FGIC,
        5.500% 10/01/16                              1,250,000      1,357,525
                                                                -------------
                                      TOTAL PRE-REFUNDED BONDS
                                         (Cost of $42,159,520)     45,997,992

OTHER BONDS - 2.8%

      Hood River Urban Renewal Agency,
        6.250% 12/15/11                              1,250,000      1,345,150
      Lebanon Urban Renewal Agency:
        5.625% 06/01/19                              1,000,000      1,057,200
        5.750% 06/01/15                              1,120,000      1,175,384
        6.000% 06/01/20                              1,580,000      1,672,904
      Medford Urban Renewal,
        5.875% 09/01/10                                500,000        523,370
      Multnomah County, Certificates
        of Participation,
        4.550% 08/01/10                              1,000,000      1,066,590
      Redmond Urban Renewal Agency:
        Downtown Area B:
        5.650% 06/01/13                                720,000        749,419
        5.850% 06/01/19                                785,000        814,202
        South Airport Industrial Area A,
        5.700% 06/01/19                                650,000        662,097


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
OTHER BONDS - (CONTINUED)

      Seaside Urban Renewal Agency, Greater
        Seaside Urban Renewal,
        5.250% 06/01/15                              1,000,000      1,037,080
      Veneta Urban Renewal Agency:
        5.375% 02/15/16                                700,000        741,440
        5.625% 02/15/21                              1,100,000      1,156,397
      Wilsonville Limited Tax Improvement,
        5.000% 12/01/10                                345,000        347,105
                                                                -------------
                                             TOTAL OTHER BONDS
                                         (Cost of $11,596,624)     12,348,338

U.S. TERRITORIES BONDS - 0.4%

      Puerto Rico, Series A,
        5.000% 07/01/30                              1,000,000      1,083,760
      Puerto Rico Housing Finance Corp.,
        Multi-Family Mortgage Portfolio A-1,
        Insured: FHA,
        7.500% 04/01/22                                805,000        814,145
                                                                -------------
                                  TOTAL U.S. TERRITORIES BONDS
                                          (Cost of $1,855,134)      1,897,905

SHORT-TERM OBLIGATIONS - 1.9%

VARIABLE RATE DEMAND NOTES (e) - 1.9%
      Farmington, New Mexico, Pollution
        Control Revenue, Arizona Public
        Service Company, Series B,
        1.350% 09/01/24                                300,000        300,000
      Idaho Health Facilities Authority Revenue,
        St. Lukes Regional Medical
        Center Project,
        1.350% 05/01/22                              1,500,000      1,500,000
      Illinois Health Facilities Authority Revenue,
        OSF Healthcare System,
        1.330% 11/15/27                                900,000        900,000
      Indiana Health Facility Financing
        Authority Revenue, Golden Years
        Homestead, Series A,
        1.320% 06/01/25                              2,300,000      2,300,000
      Jackson County, Mississippi Pollution
        Control Revenue, Chevron USA,
        Inc., Project,
        1.350% 01/01/23                              1,200,000      1,200,000
      New York City Municipal Water Finance
        Authority, Water & Sewer System
        Revenue, Series C,
        1.330% 06/15/24                                500,000        500,000
      Quad Cities Regulation Economic
        Development Authority Revenue,
        Two River YMCA Project,
        1.400% 12/01/31                                100,000        100,000

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                              COLUMBIA OREGON MUNICIPAL BOND FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
SHORT-TERM OBLIGATIONS - (CONTINUED)

VARIABLE RATE DEMAND NOTES (e) - (CONTINUED)
      Uinta County, Wyoming Pollution
        Control Revenue, Chevron USA,
        Inc., Project,
        1.350% 12/01/22                              1,500,000      1,500,000
                                                                -------------
                              Variable Rate Demand Notes Total      8,300,000

                                  TOTAL SHORT-TERM OBLIGATIONS
                                          (Cost of $8,300,000)      8,300,000

                                     TOTAL INVESTMENTS - 99.1%
                                    (COST OF $415,547,348) (f)    436,388,010

                        OTHER ASSETS & LIABILITIES, NET - 0.9%      4,059,970

                                           NET ASSETS - 100.0%    440,447,980

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b)  Security purchased on a delayed delivery basis.

(c) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At August 31, 2004, the value of these securities amounted to $5,150,835, which represents 1.2% of net assets.

                                                  ACQUISITION    ACQUISITION
       SECURITY                                       DATE          COST
       --------                                   ------------  -------------
       Oregon State Economic Development,
         Dove Lewis 24 Hour Emergency
         Animal Hospital,
         7.000% 12/01/19                            12/11/03    $   1,380,000
       Oregon State Health, Housing,
         Educational & Cultural Facilities
         Authority, Goodwill Industries
         Lane County, Series A,
         6.650% 11/15/22                            06/18/02        3,855,000
                                                                -------------
                                                                $   5,235,000
                                                                =============

(d) This issuer is in default of certain debt covenants. Income is not being accrued.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of August 31, 2004.

(f) Cost for federal income tax purposes is $415,441,114.

    Columbia Oregon Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At August 31, 2004, investments in these securities represented 43.2% of holdings.

               ACRONYM                      NAME
               -------                      ----
                AMBAC                American Municipal
                                    Bond Assurance Corp.
                 AMT              Alternative Minimum Tax
                FGIC          Federal Guaranty Insurance Corp.
                 FHA           Federal Housing Administration
                 FSA         Financial Security Assurance Corp.
                 IBC             Insured Bond Certificates
                MBIA        Municipal Bond Insurance Association

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                         COLUMBIA HIGH YIELD FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - 91.6%

  AEROSPACE & DEFENSE - 3.9%
      K&F Industries,
        9.625% 12/15/10                             14,645,000     16,255,950
      L-3 Communications Corp.:
        6.125% 07/15/13                              1,375,000      1,364,687
        7.625% 06/15/12                             30,275,000     32,772,687
      TransDigm, Inc.,
        8.375% 07/15/11                             15,275,000     16,115,125
                                                                -------------
                                     Aerospace & Defense Total     66,508,449

  AMUSEMENT & RECREATION - 4.5%
      Cinemark USA, Inc.,
        9.000% 02/01/13                             21,740,000     24,185,750
      Royal Caribbean Cruises Ltd.:
        6.750% 03/15/08                              5,325,000      5,564,625
        6.875% 12/01/13                              6,150,000      6,319,125
        8.000% 05/15/10                              2,495,000      2,775,687
        8.750% 02/02/11                             18,890,000     21,817,950
      Speedway Motorsports, Inc.,
        6.750% 06/01/13                             16,983,000     17,492,490
                                                                -------------
                                  Amusement & Recreation Total     78,155,627

  BROADCASTING - 2.0%
      LIN Television Corp.,
        6.500% 05/15/13                             14,150,000     13,973,125
      Sinclair Broadcasting Group, Inc.:
        8.000% 03/15/12                             12,710,000     13,091,300
        8.750% 12/15/11                              6,710,000      7,246,800
                                                                -------------
                                            Broadcasting Total     34,311,225

  CABLE TV - 5.5%
      DirecTV Holdings LLC,
        8.375% 03/15/13                             24,260,000     27,595,750
      EchoStar DBS Corp.,
        5.750% 10/01/08                             33,925,000     34,094,625
      Rogers Cable, Inc.:
         6.250% 06/15/13                            17,950,000     17,500,712
         7.875% 05/01/12                            15,350,000     16,578,461
                                                                -------------
                                                Cable TV Total     95,769,548

  CAPITAL GOODS - 1.8%
      Kennametal, Inc.,
        7.200% 06/15/12                             15,195,000     16,528,361
      Wabtec,
        6.875% 07/31/13                             14,875,000     14,912,187
                                                                -------------
                                           Capital Goods Total     31,440,548

  CASINOS & GAMING - 8.1%
      Harrah's Operating Co., Inc.,
        7.875% 12/15/05                             25,400,000     26,828,750
      Kerzner International Ltd.,
        8.875% 08/15/11                              7,700,000      8,450,750
      MGM Mirage, Inc.:
        6.000% 10/01/09                             13,375,000     13,642,500
        9.750% 06/01/07                             20,050,000     22,330,687


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Park Place Entertainment Corp.:
        7.875% 03/15/10                                150,000        165,750
        8.875% 09/15/08                                750,000        847,500
        9.375% 02/15/07                             30,150,000     33,466,500
      Station Casinos, Inc.:
        6.500% 02/01/14                             21,480,000     21,372,600
        6.875% 03/01/16                             13,415,000     13,381,463
                                                                -------------
                                        Casinos & Gaming Total    140,486,500

  CHEMICALS - 4.7%
      Acetex Corp.,
        10.875% 08/01/09                             8,965,000      9,861,500
      Airgas, Inc.,
        9.125% 10/01/11                             16,358,000     18,382,303
      Equistar Chemicals LP:
        10.125% 09/01/08                             7,370,000      8,180,700
        10.625% 05/01/11                             4,805,000      5,381,600
      Ethyl Corp.,
        8.875% 05/01/10                             16,400,000     17,589,000
      MacDermid, Inc.,
        9.125% 07/15/11                              9,520,000     10,626,700
      Nalco Co.,
        7.750% 11/15/11 (a)                         10,170,000     10,805,625
                                                                -------------
                                               Chemicals Total     80,827,428

  CONSUMER PRODUCTS - 2.9%
      Hasbro, Inc.,
        6.150% 07/15/08                             17,420,000     18,421,650
      K2, Inc.,
        7.375% 07/01/14 (a)                          8,380,000      8,810,900
      Scotts Co.,
        6.625% 11/15/13                             21,530,000     22,391,200
                                                                -------------
                                       Consumer Products Total     49,623,750

  DIVERSIFIED MEDIA - 2.4%
      Lamar Media Corp.,
        7.250% 01/01/13                             31,203,000     33,075,180
      Warner Music Group,
        7.375% 04/15/14 (a)                          8,405,000      8,362,975
                                                                -------------
                                       Diversified Media Total     41,438,155

  ENERGY - 10.9%
      Chesapeake Energy Corp.:
        7.500% 09/15/13                             10,120,000     10,904,300
        8.125% 04/01/11                              3,050,000      3,347,375
        8.375% 11/01/08                              6,460,000      7,057,550
        9.000% 08/15/12                              8,750,000      9,975,000
      Grant Prideco, Inc.:
        9.000% 12/15/09                             14,995,000     16,644,450
        9.625% 12/01/07                             12,520,000     14,022,400
      Key Energy Services, Inc.,
        6.375% 05/01/13                              4,290,000      4,096,950
      Newfield Exploration Co.,
        6.625% 09/01/14 (a)                         13,100,000     13,362,000
      Offshore Logistics, Inc.,
        6.125% 06/15/13                             20,800,000     20,592,000
      Plains E&P Co.,
        7.125% 06/15/14 (a)                         12,910,000     13,684,600

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                         COLUMBIA HIGH YIELD FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  ENERGY - (CONTINUED)
      Pogo Producing Co.,
        8.250% 04/15/11                              3,080,000      3,380,300
      Pride International, Inc.,
        7.375% 07/15/14 (a)                         14,505,000     15,411,562
      Suburban Propane Partners LP,
        6.875% 12/15/13                              9,675,000      9,675,000
      Universal Compression, Inc.,
        7.250% 05/15/10                             16,245,000     16,976,025
      Vintage Petroleum, Inc.:
        7.875% 05/15/11                              7,150,000      7,489,625
        8.250% 05/01/12                              6,025,000      6,567,250
      Williams Companies, Inc.:
        7.125% 09/01/11                              1,935,000      2,118,825
        8.125% 03/15/12                             11,845,000     13,621,750
                                                                -------------
                                                  Energy Total    188,926,962

  ENVIRONMENTAL - 2.5%
      Allied Waste North America, Inc.:
        6.375% 04/15/11                             10,375,000     10,271,250
        6.500% 11/15/10                              7,875,000      7,894,688
        Series B:
        7.375% 04/15/14                             13,825,000     13,410,250
        9.250% 09/01/12                              2,300,000      2,587,500
      Synagro Technologies, Inc.,
        9.500% 04/01/09                              8,375,000      8,814,688
                                                                -------------
                                           Environmental Total     42,978,376

  FOOD, BEVERAGE & TOBACCO - 3.5%
      Constellation Brands, Inc.:
        8.000% 02/15/08                              3,750,000      4,134,375
        8.125% 01/15/12                             17,465,000     19,080,512
        8.625% 08/01/06                              5,100,000      5,578,125
      Cott Beverages, Inc.,
        8.000% 12/15/11                             29,250,000     31,590,000
                                                                -------------
                                Food, Beverage & Tobacco Total     60,383,012

  FOOD & DRUG RETAIL - 1.0%
      Couche-Tard,
        7.500% 12/15/13                             16,480,000     17,386,400
                                                                -------------
                                      Food & Drug Retail Total     17,386,400

  HEALTH CARE - 8.1%
      AmerisourceBergen Corp.:
        7.250% 11/15/12                              6,630,000      7,094,100
        8.125% 09/01/08                             17,375,000     19,069,063
      Extendicare Health Services, Inc.:
        6.875% 05/01/14                              1,600,000      1,584,000
        9.500% 07/01/10                              1,280,000      1,427,200
      Fisher Scientific International, Inc.,
        6.750% 08/15/14 (a)                          2,570,000      2,647,100
      HCA, Inc.:
        6.910% 06/15/05                              7,025,000      7,220,716
        7.000% 07/01/07                              1,000,000      1,071,370
        8.750% 09/01/10                              7,000,000      8,192,380


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      Omnicare, Inc.:
        6.125% 06/01/13                             10,575,000     10,257,750
        Series B,
        8.125% 03/15/11                             14,740,000     15,771,800
      Province Healthcare Co.,
        7.500% 06/01/13                             12,800,000     14,240,000
      Select Medical Corp.:
        7.500% 08/01/13                             11,050,000     11,464,375
        9.500% 06/15/09                             12,625,000     13,729,688
      Triad Hospitals, Inc.:
        7.000% 05/15/12                             24,453,000     25,431,120
        7.000% 11/15/13                              1,365,000      1,371,825
                                                                -------------
                                             Health Care Total    140,572,487

  HOMEBUILDERS - 2.9%
      KB Home:
        7.750% 02/01/10                              5,150,000      5,510,500
        8.625% 12/15/08                              6,325,000      7,036,562
        9.500% 02/15/11                             12,250,000     13,689,375
      Toll Brothers, Inc.,
        8.250% 02/01/11                              3,200,000      3,484,000
      Toll Corp.:
        8.000% 05/01/09                              5,765,000      5,995,600
        8.250% 12/01/11                             12,770,000     14,110,850
                                                                -------------
                                            Homebuilders Total     49,826,887

  HOTELS - 1.0%
      ITT Corp.,
        6.750% 11/15/05                              6,055,000      6,289,631
      Starwood Hotels & Resorts
        Worldwide, Inc.:
        7.375% 05/01/07                              5,300,000      5,743,875
        7.875% 05/01/12                              5,000,000      5,625,000
                                                                -------------
                                                  Hotels Total     17,658,506

  METALS & MINING - 3.5%
      Arch Western Finance LLC,
        7.500% 07/01/13 (a)                         28,790,000     29,797,650
      Peabody Energy Corp.:
        5.875% 04/15/16                              2,775,000      2,650,125
        6.875% 03/15/13                             26,655,000     27,987,750
                                                                -------------
                                         Metals & Mining Total     60,435,525

  NON-FOOD & DRUG RETAIL - 1.6%
      Autonation, Inc.,
        9.000% 08/01/08                             14,230,000     16,257,775
      Finlay Fine Jewelry Corp.,
        8.375% 06/01/12 (a)                          4,525,000      4,819,125
      Group 1 Automotive, Inc.,
        8.250% 08/15/13                              6,745,000      7,048,525
                                                                -------------
                                  Non-Food & Drug Retail Total     28,125,425

  PACKAGING - 3.9%
      Ball Corp.:
        6.875% 12/15/12                             32,897,000     34,377,365
        7.750% 08/01/06                              2,850,000      3,049,500
      Owens-Brockway Glass Container,
        8.875% 02/15/09                              7,225,000      7,857,187

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                         COLUMBIA HIGH YIELD FUND

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
CORPORATE NOTES & BONDS - (CONTINUED)

  PACKAGING - (CONTINUED)
      Owens-Illinois, Inc.,
        8.100% 05/15/07                                410,000        431,525
      Silgan Holdings, Inc.,
        6.750% 11/15/13                             22,380,000     22,380,000
                                                                -------------
                                               Packaging Total     68,095,577

  PAPER PRODUCTS - 1.5%
      Smurfit-Stone Container Corp.:
        8.250% 10/01/12                              4,580,000      4,992,200
        8.375% 07/01/12                              5,185,000      5,677,575
        9.750% 02/01/11                             13,875,000     15,505,313
                                                                -------------
                                          Paper Products Total     26,175,088

  PRINTING & PUBLISHING - 3.5%
      Dex Media East LLC,
        12.125% 11/15/12                            13,253,000     16,301,190
      Houghton Mifflin Co.,
        9.875% 02/01/13                              8,105,000      8,429,200
      R.H. Donnelly Finance Corp.:
        8.875% 12/15/10 (a)                          1,320,000      1,485,000
        10.875% 12/15/12                             8,150,000      9,657,750
        10.875% 12/15/12(a)                         21,445,000     25,412,325
                                                                -------------
                                   Printing & Publishing Total     61,285,465

  REAL ESTATE INVESTMENT TRUST (REIT) - 1.4%
      iStar Financial, Inc.:
        6.000% 12/15/10                              2,400,000      2,454,000
        7.000% 03/15/08                              7,900,000      8,482,625
        8.750% 08/15/08                              5,767,000      6,559,962
        Series B,
        5.125% 04/01/11                              7,350,000      7,264,586
                                                                -------------
                     Real Estate Investment Trust (REIT) Total     24,761,173

  SERVICES - 5.1%
      Corrections Corp. of America:
        7.500% 05/01/11                             29,400,000     30,943,500
        9.875% 05/01/09                                275,000        306,969
      Iron Mountain, Inc.:
        7.750% 01/15/15                              7,250,000      7,540,000
        8.250% 07/01/11                              1,120,000      1,163,400
        8.625% 04/01/13                             24,550,000     26,514,000
      United Rentals, Inc.:
        7.000% 02/15/14                             12,000,000     10,740,000
        7.750% 11/15/13                             11,215,000     10,429,950
                                                                -------------
                                                Services Total     87,637,819

  SHIPPING - 1.8%
      Teekay Shipping Corp.,
        8.875% 07/15/11                             27,626,000     30,802,990
                                                                -------------
                                                Shipping Total     30,802,990

  STEEL - 0.5%
      Russel Metals, Inc.,
        6.375% 03/01/14                              8,780,000      8,384,900
                                                                -------------
                                                   Steel Total      8,384,900


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
  TECHNOLOGY - 1.1%
      Freescale Semiconductor, Inc.,
        6.875% 07/15/11 (a)                         18,430,000     18,798,600
                                                                -------------
                                              Technology Total     18,798,600

  TELECOMMUNICATIONS - 2.0%
      Nextel Communications, Inc.:
        7.375% 08/01/15                             26,350,000     27,535,750
        9.500% 02/01/11                              6,250,000      7,062,500
                                                                -------------
                                      Telecommunications Total     34,598,250

                                 TOTAL CORPORATE NOTES & BONDS
                                      (Cost of $1,545,540,593)  1,585,394,672

SHORT-TERM OBLIGATION - 6.7%

      Repurchase agreement with State Street
      Bank & Trust Co., dated 08/31/04, due
      09/01/04 at 1.500%, collateralized by
      U.S. Treasury Notes with various
      maturities to 05/15/08, market
      value $118,427,006 (repurchase
      proceeds $116,101,837)                       116,097,000    116,097,000
                                                                -------------
                                   TOTAL SHORT-TERM OBLIGATION
                                        (Cost of $116,097,000)    116,097,000

                                     TOTAL INVESTMENTS - 98.3%
                                  (COST OF $1,661,637,593) (b)  1,701,491,672

                        OTHER ASSETS & LIABILITIES, NET - 1.7%     29,822,648

                                           NET ASSETS - 100.0%  1,731,314,320

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, these securities amounted to $153,397,462, which represents 8.9% of net assets.

(b)  Cost for federal income tax purposes is $1,670,205,943.

                 See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
AUGUST 31, 2004                                    COLUMBIA DAILY INCOME COMPANY

                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
U.S. GOVERNMENT AGENCIES - 11.7%

      Federal Farm Credit Bank (FFCB),
        3.650% 10/22/04                              2,300,000      2,306,836
      Federal Home Loan Bank (FHLB),
        3.875% 12/15/04                             12,000,000     12,073,290
      Federal Home Loan Mortgage
        Corp. (FHLMC),
        1.405% 09/28/04                             17,000,000     16,982,083
      Federal National Mortgage
        Association (FNMA):
        1.320% 09/01/04                             10,000,000     10,000,000
        1.540% 10/01/04                              7,500,000      7,490,375
      Student Loan Marketing
        Association (SLMA):
        1.410% 09/15/04                             10,000,000      9,994,517
        3.625% 09/30/04                              3,700,000      3,706,195
      Tennessee Valley Authority,
        1.305% 09/09/04                             15,000,000     14,995,650
                                                                -------------
                                TOTAL U.S. GOVERNMENT AGENCIES
                                         (Cost of $77,548,946)     77,548,946

COMMERCIAL PAPER - 74.2%

      Abbey National North America LLC,
        1.600% 10/28/04                             14,000,000     13,964,533
      AIG Funding, Inc.,
        1.570% 11/16/04                              8,000,000      7,973,484
      American Express Credit Corp.,
        1.480% 09/08/04                             10,000,000      9,997,122
      American Honda Finance,
        1.500% 09/21/04                             14,000,000     13,988,333
      Archer-Daniels-Midland Co.:
        1.360% 09/01/04                             10,000,000     10,000,000
        1.530% 10/13/04                              4,300,000      4,292,325
      Barclays U.S. Funding Corp.:
        1.340% 09/09/04                             12,000,000     11,996,427
        1.540% 09/27/04                              3,600,000      3,595,996
      BellSouth Corp.,
        1.510% 09/08/04 (a)                         13,000,000     12,996,183
      ChevronTexaco Funding Corp.:
        1.330% 09/13/04                              8,000,000      7,996,453
        1.500% 09/24/04                              8,500,000      8,491,854
      Citicorp:
        1.520% 09/27/04                              7,000,000      6,992,316
        1.520% 09/28/04                              7,500,000      7,491,450
      Coca-Cola Co.:
        1.330% 09/02/04                              6,100,000      6,099,775
        1.340% 09/02/04                              3,800,000      3,799,859
        1.480% 09/10/04                              7,000,000      6,997,410
      Colgate-Palmolive Co.,
        1.450% 09/07/04 (a)                          9,700,000      9,697,656
      Deutsche Bank Financial LLC,
        1.420% 09/17/04                             15,000,000     14,990,533
      Eli Lilly & Co.,
        1.400% 10/04/04                             13,900,000     13,882,162
      Gannett Co.,
        1.480% 09/10/04                              6,500,000      6,497,595


                                                     PAR ($)      VALUE ($)
                                                  ------------  -------------
      General Electric Capital Corp.,
        1.430% 09/21/04                              9,500,000      9,492,453
      GlaxoSmithKline PLC:
        1.460% 09/22/04 (a)                         11,400,000     11,390,291
        1.650% 11/23/04 (a)                          5,000,000      4,980,979
      Goldman Sachs Group, Inc.,
        1.600% 11/08/04                              8,000,000      7,975,822
      Grainger (W.W.), Inc.,
        1.500% 09/27/04                             13,000,000     12,985,917
      HBOS Treasury Services PLC:
        1.630% 11/10/04                              6,000,000      5,980,983
        1.700% 11/19/04                              7,200,000      7,173,140
      IBM Corp.:
        1.430% 09/20/04                              7,000,000      6,994,717
        1.480% 09/20/04                              1,300,000      1,298,985
      Merrill Lynch & Co., Inc.:
        1.020% 09/20/04                              5,000,000      4,997,308
        1.510% 10/01/04                              7,800,000      7,790,185
      MetLife Funding, Inc.:
        1.340% 09/08/04                              1,100,000      1,099,714
        1.520% 10/08/04                              4,000,000      3,993,751
        1.570% 10/12/04                              8,900,000      8,884,086
      Minnesota Mining &
        Manufacturing Co.,
        1.430% 09/07/04                             10,000,000      9,997,617
      Morgan Stanley Dean Witter & Co.,
        1.520% 09/03/04                             11,600,000     11,599,021
      National Rural Utilities
        Cooperative Finance Corp.,
        1.540% 09/21/04                              3,500,000      3,497,006
      Nestle Capital Corp.,
        1.500% 10/18/04                             15,000,000     14,970,625
      PACCAR Financial Corp.:
        1.230% 09/03/04                              9,000,000      8,999,385
        1.480% 10/12/04                              4,500,000      4,492,415
      Pepsico, Inc.,
        1.480% 09/01/04                             10,000,000     10,000,000
      Pfizer, Inc.:
        1.030% 09/07/04                              9,000,000      8,998,455
        1.040% 09/10/04                              9,500,000      9,497,530
      Private Export Funding Corp.,
        1.600% 11/15/04                             14,000,000     13,953,333
      Prudential Funding Corp.,
        1.470% 09/13/04                             10,000,000      9,995,100
      Royal Bank of Scotland PLC,
        1.450% 09/14/04                             13,700,000     13,692,827
      Siemens Capital Corp.,
        1.510% 10/14/04                              7,000,000      6,987,375
      Societe Generale of North
        America, Inc.,
        1.620% 11/24/04                             14,000,000     13,947,080
      Toyota Motor Credit Co.:
        1.520% 09/23/04                             12,500,000     12,488,389
        1.580% 10/27/04                              4,000,000      3,990,169
      UBS Finance, Inc.,
        1.125% 12/23/04                             15,000,000     14,947,031
      Verizon Network Funding Corp.:
        1.490% 09/09/04                             10,000,000      9,996,689
        1.500% 09/16/04                              4,400,000      4,397,250

                 See Accompanying Notes to Financial Statements.

________________________________________________________________________________
AUGUST 31, 2004                                    COLUMBIA DAILY INCOME COMPANY

COMMERCIAL PAPER - (CONTINUED)

      Wal-Mart Stores, Inc.,
        1.510% 10/05/04 (a)                         16,800,000     16,776,041
      Wells Fargo & Co.,
        1.510% 09/16/04                             10,100,000     10,093,645
                                                                -------------
                                        TOTAL COMMERCIAL PAPER
                                        (Cost of $490,096,780)    490,096,780

CORPORATE BONDS - 14.0%

      AIG SunAmerica Global Financing,
        1.725% 11/15/04 (a)(b)                       8,000,000      8,002,910
      E.I. du Pont de Nemours & Co.,
        6.750% 10/15/04                             14,485,000     14,581,807
      General Electric Capital Corp.,
        1.645% 03/15/05 (b)                          7,932,000      7,940,176
      Gillette Co.,
        3.750% 12/01/04 (a)                         10,020,000     10,076,959
      JPMorgan Chase & Co.,
        2.000% 05/20/05 (b)                          6,000,000      6,013,183
      Norwest Financial, Inc.,
        6.700% 09/22/04                              7,500,000      7,522,472
      PepsiCo, Inc.,
        4.500% 09/15/04                              4,225,000      4,230,046
      Pitney Bowes, Inc.,
        5.950% 02/01/05                              1,350,000      1,372,600
      Procter & Gamble Co.,
        6.600% 12/15/04                             14,625,000     14,848,435
      US Bank NA,
        1.765% 11/05/04 (b)                         18,000,000     18,009,608
                                                                -------------
                                         TOTAL CORPORATE BONDS
                                         (Cost of $92,598,196)     92,598,196

                                     TOTAL INVESTMENTS - 99.9%
                                    (COST OF $660,243,922) (c)    660,243,922

                        OTHER ASSETS & LIABILITIES, NET - 0.1%        869,624

                                           NET ASSETS - 100.0%    661,113,546

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resale of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At August 31, 2004, these securities amounted $73,921,019, which represents 11.2% of net assets.

(b) Floating rate note. The interest rate shown reflects the rate as of August 31, 2004.

(c) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS



                                                           COMMON                      INTERNATIONAL      MID CAP      SMALL CAP
                                                            STOCK         GROWTH           STOCK          GROWTH         GROWTH
                                                         FUND (a)($)    FUND (a)($)     FUND (a)($)     FUND (a)($)     FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                   289,420,634     695,856,877     557,030,399    842,645,759    503,034,210
   Affiliated investments, at identified cost                     --              --              --             --             --
                                                         -----------   -------------   -------------    -----------   ------------
       Total investments, at identified cost             289,420,634     695,856,877     557,030,399    842,645,759    503,034,210
                                                         -----------   -------------   -------------    -----------   ------------

   Unaffiliated investments, at value                    300,511,634     802,881,609     570,312,613    844,876,250    537,463,596
   Affiliated investments, at value                               --              --              --             --             --
   Repurchase agreement                                   10,266,000       4,024,000      28,412,000     23,086,000      6,921,000
                                                         -----------   -------------   -------------    -----------   ------------
       Total investments, at value                       310,777,634     806,905,609     598,724,613    867,962,250    544,384,596
   Cash                                                           --         128,006             627            947            541
   Foreign currency (cost of $48,999)                             --              --          49,167             --             --
   Receivable for:
       Investments sold                                      736,054       5,556,951         885,098      8,391,238      4,197,797
       Capital stock sold                                    102,046         179,397         579,863        255,088        517,193
       Interest                                                  428             168           1,184            962            288
       Dividends                                             461,518         833,348       1,217,846        210,357        103,552
       Foreign tax reclaim                                        --          22,956         279,912             --             --
       Expense reimbursement due from Investment Advisor          --              --              --             --             --
   Deferred compensation plan                                  1,508           9,029           2,089          9,849          1,560
   Other assets                                                   --             380              --            410             --
                                                         -----------   -------------   -------------    -----------   ------------
       Total assets                                      312,079,188     813,635,844     601,740,399    876,831,101    549,205,527
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable to custodian bank                                 382,268              --              --          1,674             --
   Payable for:
       Investments purchased on a delayed delivery basis          --              --              --             --             --
       Investments purchased                                 869,366              --       6,757,019     10,780,153      3,550,394
       Capital stock redeemed                              3,827,648       1,905,590         407,990      2,599,247      2,018,797
       Future variation margin                                    --              --              --             --             --
       Distributions                                              --              --              --             --             --
       Investment advisory fee                               160,145         417,079         437,196        649,626        465,433
       Transfer agent fee                                     92,338         209,220          42,762        164,744         75,713
       Pricing and bookkeeping fees                           12,507          14,011          13,420         13,321         13,239
       Directors' fees                                            --              --           1,115          2,197            793
       Audit fee                                              29,460          31,550          26,010         28,331         26,679
       Service and distribution fees                           2,188           5,985          14,916         13,030             --
       Custody fee                                             5,500           6,500          59,602          5,697          6,612
   Deferred compensation plan                                  1,508           9,029           2,089          9,849          1,560
   Foreign capital gains tax payable                              --              --         152,481             --             --
   Other liabilities                                          22,872          57,563          34,532         81,913         30,000
                                                         -----------   -------------   -------------    -----------   ------------
       Total liabilities                                   5,405,800       2,656,527       7,949,132     14,349,782      6,189,220

NET ASSETS                                               306,673,388     810,979,317     593,791,267    862,481,319    543,016,307
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
   Paid-in capital                                       353,308,124   1,075,808,961     582,376,931    968,695,619    602,006,022
   Undistributed (overdistributed) net investment income     773,939              --       2,274,226             --             --
   Accumulated net investment loss                                --          (4,315)             --        (73,873)            --
   Accumulated net realized gain (loss)                  (68,765,675)   (375,874,061)    (32,499,115)  (131,456,937)  (100,340,101)
   Unrealized appreciation (depreciation) on:
       Investments                                        21,357,000     111,048,732      41,694,214     25,316,491     41,350,386
       Foreign currency translations                              --              --          14,178             19             --
       Foreign capital gains tax                                  --              --         (69,167)            --             --
       Futures contracts                                          --              --              --             --             --
                                                         -----------   -------------   -------------    -----------   ------------

NET ASSETS                                               306,673,388     810,979,317     593,791,267    862,481,319    543,016,307




                                                         REAL ESTATE                     STRATEGIC                     SHORT TERM
                                                           EQUITY         TECHNOLOGY     INVESTOR         BALANCED        BOND
                                                         FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)    FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                   656,316,387      33,105,269    355,726,305     477,662,627    518,633,342
   Affiliated investments, at identified cost                     --              --             --              --      2,291,600
                                                         -----------     -----------    -----------     -----------    -----------
       Total investments, at identified cost             656,316,387      33,105,269    355,726,305     477,662,627    520,924,942
                                                         -----------     -----------    -----------     -----------    -----------

   Unaffiliated investments, at value                    890,737,609      33,770,364    316,950,978     480,766,930    489,268,528
   Affiliated investments, at value                               --              --             --              --      2,260,153
   Repurchase agreement                                   43,079,000       1,501,000     91,580,000      15,793,000     31,055,000
                                                         -----------     -----------    -----------     -----------    -----------
       Total investments, at value                       933,816,609      35,271,364    408,530,978     496,559,930    522,583,681
   Cash                                                          770          99,721        251,957         192,166          1,262
   Foreign currency (cost of $48,999)                             --              --             --              --             --
   Receivable for:
       Investments sold                                           --       1,720,630        832,807     173,276,657      1,254,689
       Capital stock sold                                  1,230,217          72,684      2,102,049         413,093             --
       Interest                                                1,795              62          3,816       1,368,990      3,324,435
       Dividends                                             568,968          16,609        385,377         499,169             --
       Foreign tax reclaim                                        --             307         12,730              --             --
       Expense reimbursement due from Investment Advisor          --          32,931             --              --         44,562
   Deferred compensation plan                                  2,263           1,062         10,990           1,638          7,709
   Other assets                                                5,748              --            227              --             --
                                                         -----------     -----------    -----------     -----------    -----------
       Total assets                                      935,626,370      37,215,370    412,130,931     672,311,643    527,216,338
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable to custodian bank                                      --              --        477,524              --             --
   Payable for:
       Investments purchased on a delayed delivery basis          --              --             --              --             --
       Investments purchased                               9,505,143       1,215,627      1,184,262     169,792,236             --
       Capital stock redeemed                              1,940,486         106,617        627,811       7,379,085        581,347
       Future variation margin                                    --              --             --              --         67,500
       Distributions                                              --              --             --              --        638,976
       Investment advisory fee                               561,831          30,963        253,489         216,351        209,898
       Transfer agent fee                                    153,626          23,197         80,556         126,584         82,781
       Pricing and bookkeeping fees                           13,160           5,434         11,262          18,299         13,152
       Directors' fees                                         1,792             464          1,750           1,420             --
       Audit fee                                              21,451          21,010         26,170          34,460         31,080
       Service and distribution fees                          22,568           3,130         49,188           8,201         45,417
       Custody fee                                             4,369           4,000          8,135           6,500          4,220
   Deferred compensation plan                                  2,263           1,062         10,990           1,638          7,709
   Foreign capital gains tax payable                              --              --             --              --             --
   Other liabilities                                          76,342           9,061         29,278          26,627         36,071
                                                         -----------     -----------    -----------     -----------    -----------
       Total liabilities                                  12,303,031       1,420,565      2,760,415     177,611,401      1,718,151

NET ASSETS                                               923,323,339      35,794,805    409,370,516     494,700,242    525,498,187
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
   Paid-in capital                                       549,607,414      36,403,254    353,062,699     542,222,364    525,601,528
   Undistributed (overdistributed) net investment income   2,565,892              --        403,906       1,334,170        293,885
   Accumulated net investment loss                                --          (4,733)            --              --             --
   Accumulated net realized gain (loss)                   93,649,811      (2,769,811)     3,098,857     (67,753,595)    (1,975,808)
   Unrealized appreciation (depreciation) on:
       Investments                                       277,500,222       2,166,095     52,804,673      18,897,303      1,658,739
       Foreign currency translations                              --              --            381              --             --
       Foreign capital gains tax                                  --              --             --              --             --
       Futures contracts                                          --              --             --              --        (80,157)
                                                         -----------     -----------    -----------     -----------    -----------

NET ASSETS                                               923,323,339      35,794,805    409,370,516     494,700,242    525,498,187




                                                            FIXED         NATONAL         OREGON
                                                           INCOME        MUNICIPAL       MUNICIPAL                        DAILY
                                                          SECURITIES       BOND            BOND         HIGH YIELD       INCOME
                                                         FUND (a)($)    FUND (a)($)     FUND (a)($)    FUND (a)($)     COMPANY ($)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Unaffiliated investments, at identified cost
    (including short-term obligations)                   338,874,943     14,399,099     415,547,348   1,661,637,593    660,243,922
   Affiliated investments, at identified cost                     --             --              --              --             --
                                                         -----------    -----------     -----------   -------------    -----------
       Total investments, at identified cost             338,874,943     14,399,099     415,547,348   1,661,637,593    660,243,922
                                                         -----------    -----------     -----------   -------------    -----------

   Unaffiliated investments, at value                    336,230,379     15,074,617     436,388,010   1,585,394,672    660,243,922
   Affiliated investments, at value                               --             --              --              --             --
   Repurchase agreement                                    9,144,000             --              --     116,097,000             --
                                                         -----------    -----------     -----------   -------------    -----------
       Total investments, at value                       345,374,379     15,074,617     436,388,010   1,701,491,672    660,243,922
   Cash                                                          560        347,513          30,028             571         75,612

   Foreign currency (cost of $48,999)                             --             --              --              --             --
   Receivable for:
       Investments sold                                    2,776,496             --       1,068,750      18,177,354             --
       Capital stock sold                                    110,962          1,670         222,319       3,475,118      1,630,285
       Interest                                            2,864,106        170,196       5,061,981      27,951,026      1,228,994
       Dividends                                                  --             --              --              --             --
       Foreign tax reclaim                                        --             --              --              --             --
       Expense reimbursement due from Investment Advisor          --         13,157              --              --             --
   Deferred compensation plan                                  1,878            448           1,893           3,502          2,071
   Other assets                                               71,935            198              --              --        368,538
                                                         -----------    -----------     -----------   -------------    -----------
       Total assets                                      351,200,316     15,607,799     442,772,981   1,751,099,243    663,549,422
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable to custodian bank                                      --             --              --              --             --
   Payable for:
       Investments purchased on a delayed delivery basis   5,224,550             --       1,399,787              --             --
       Investments purchased                                  37,004        733,440              --       8,597,194             --
       Capital stock redeemed                              4,317,170             --         299,608       5,922,391      2,014,249
       Future variation margin                                    --             --              --              --             --
       Distributions                                              --          8,416         326,569       3,778,660             --
       Investment advisory fee                               148,187          6,046         186,958         865,776        278,318
       Transfer agent fee                                     91,846          4,073          32,838         194,385         56,343
       Pricing and bookkeeping fees                           15,497          6,850          14,873          15,157         13,606
       Directors' fees                                           334            514           4,332           1,739             --
       Audit fee                                              33,230         28,130          28,058          30,900         28,700
       Service and distribution fees                           9,157          1,543           2,730         283,349             --
       Custody fee                                             4,000          1,172           4,536           5,806          4,200
   Deferred compensation plan                                  1,878            448           1,893           3,502          2,071
   Foreign capital gains tax payable                              --             --              --              --             --
   Other liabilities                                          47,900          5,364          22,819          86,064         38,389
                                                         -----------    -----------     -----------   -------------    -----------
       Total liabilities                                   9,930,753        795,996       2,325,001      19,784,923      2,435,876

NET ASSETS                                               341,269,563     14,811,803     440,447,980   1,731,314,320    661,113,546
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
   Paid-in capital                                       332,432,216     14,068,144     418,153,690   1,716,319,169    661,113,546
   Undistributed (overdistributed) net investment income    (766,809)         5,039         129,015      (8,565,037)            --
   Accumulated net investment loss                                --             --              --              --             --
   Accumulated net realized gain (loss)                    3,104,720         63,102       1,324,613     (16,293,891)            --
   Unrealized appreciation (depreciation) on:
       Investments                                         6,499,436        675,518      20,840,662      39,854,079             --
       Foreign currency translations                              --             --              --              --             --
       Foreign capital gains tax                                  --             --              --              --             --
       Futures contracts                                          --             --              --              --             --
                                                         -----------    -----------     -----------   -------------    -----------

NET ASSETS                                               341,269,563     14,811,803     440,447,980   1,731,314,320    661,113,546


               See Accompanying Notes to Financial Statements.

                                 Spread 122-123

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
August 31, 2004                                                   COLUMBIA FUNDS



                                                       COMMON                      INTERNATIONAL     MID CAP        SMALL CAP
                                                        STOCK          GROWTH          STOCK          GROWTH         GROWTH
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)    FUND (a)($)      FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                          1,200,760       4,667,723     24,118,642       4,432,306             --
   Shares outstanding                                     66,353         187,196      1,849,706         260,892             --
   Net asset value per share (b)                           18.10           24.93          13.04           16.99             --
   Maximum sales charge                                     5.75%           5.75%          5.75%           5.75%            --
   Maximum offering price per share (c)                    19.20           26.45          13.84           18.03             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                          2,059,569       2,254,121     10,221,053       5,078,719             --
   Shares outstanding                                    115,162          91,624        797,769         303,127             --
   Net asset value and offering price per share (b)        17.88           24.60          12.81           16.75             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                             25,761         198,742        631,698         500,680             --
   Shares outstanding                                      1,441           8,098         49,113          29,822             --
   Net asset value and offering price per share (b)        17.88           24.54          12.86           16.79             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS D
   Net assets                                            128,635         166,601        737,642         599,007             --
   Shares outstanding                                      7,196           6,766         57,148          35,720             --
   Net asset value and offering price per share (b)        17.88           24.62          12.91           16.77             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                 --      12,995,824             --         646,565             --
   Shares outstanding                                         --         527,322             --          38,713             --
   Net asset value and offering price per share (b)           --           24.64             --           16.70             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                                 --              --             --      25,236,065             --
   Shares outstanding                                         --              --             --       1,482,193             --
   Net asset value per share (b)                              --              --             --           17.03             --
   Maximum sales charge                                       --              --             --            5.75%            --
   Maximum offering price per share (c)                       --              --             --           18.07             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                        303,258,663     790,696,306    558,082,232     825,987,977    543,016,307
   Shares outstanding                                 16,736,667      31,509,450     42,471,114      48,197,981     25,469,254
   Net asset value and offering price per share (d)        18.12           25.09          13.14           17.14          21.32




                                                     REAL ESTATE                     STRATEGIC                     SHORT TERM
                                                       EQUITY        TECHNOLOGY      INVESTOR        BALANCED         BOND
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)    FUND (a)($)     FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                         32,703,369       2,817,533     99,608,221       2,577,205     28,145,505
   Shares outstanding                                  1,277,917         433,379      5,420,896         129,796      3,256,671
   Net asset value per share (b)                           25.59            6.50          18.37           19.86           8.64
   Maximum sales charge                                     5.75%           5.75%          5.75%           5.75%          4.75%
   Maximum offering price per share (c)                    27.15            6.90          19.49           21.07           9.07
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                         11,233,601       2,200,128     22,070,607       7,285,804     25,124,857
   Shares outstanding                                    438,864         343,650      1,214,514         367,449      2,907,169
   Net asset value and offering price per share (b)        25.60            6.40          18.17           19.83           8.64
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                          2,404,136         487,706     14,821,403         729,833      3,128,427
   Shares outstanding                                     93,988          76,077        815,232          36,808        361,991
   Net asset value and offering price per share (b)        25.58            6.41          18.18           19.83           8.64
----------------------------------------------------------------------------------------------------------------------------------
CLASS D
   Net assets                                          4,058,522          21,346        692,764         360,946      9,808,598
   Shares outstanding                                    158,584           3,320         38,136          18,210      1,134,935
   Net asset value and offering price per share (b)        25.59            6.43          18.17           19.82           8.64
----------------------------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                 --              --             --              --      1,056,483
   Shares outstanding                                         --              --             --              --        122,244
   Net asset value and offering price per share (b)           --              --             --              --           8.64
----------------------------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                                 --              --             --              --     21,159,894
   Shares outstanding                                         --              --             --              --      2,448,392
   Net asset value per share (b)                              --              --             --              --           8.64
   Maximum sales charge                                       --              --             --              --           4.75%
   Maximum offering price per share (c)                       --              --             --              --           9.07
----------------------------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                        872,923,711      30,268,092    272,177,521     483,746,454    437,074,423
   Shares outstanding                                 34,095,088       4,622,051     14,773,693      24,382,455     50,573,176
   Net asset value and offering price per share (d)        25.60            6.55          18.42           19.84           8.64




                                                        FIXED          NATONAL        OREGON
                                                       INCOME         MUNICIPAL      MUNICIPAL                        DAILY
                                                     SECURITIES          BOND           BOND        HIGH YIELD        INCOME
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)    COMPANY ($)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Net assets                                         10,707,262       1,286,487      3,680,414     335,841,493             --
   Shares outstanding                                    793,990         124,940        295,578      38,648,333             --
   Net asset value per share (b)                           13.49           10.30          12.45            8.69             --
   Maximum sales charge                                     4.75%           4.75%          4.75%           4.75%            --
   Maximum offering price per share (c)                    14.16           10.81          13.07            9.12             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
   Net assets                                          4,334,157         762,194      1,190,316     102,038,152             --
   Shares outstanding                                    321,399          74,022         95,596      11,742,379             --
   Net asset value and offering price per share (b)        13.49           10.30          12.45            8.69             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
   Net assets                                            158,362         363,272        278,214      20,126,336             --
   Shares outstanding                                     11,743          35,280         22,344       2,316,117             --
   Net asset value and offering price per share (b)        13.49           10.30          12.45            8.69             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS D
   Net assets                                          1,744,737         432,725        790,326      86,854,375             --
   Shares outstanding                                    129,376          42,025         63,472       9,995,149             --
   Net asset value and offering price per share (b)        13.49           10.30          12.45            8.69             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS G
   Net assets                                                 --              --             --              --             --
   Shares outstanding                                         --              --             --              --             --
   Net asset value and offering price per share (b)           --              --             --              --             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS T
   Net assets                                                 --              --             --              --             --
   Shares outstanding                                         --              --             --              --             --
   Net asset value per share (b)                              --              --             --              --             --
   Maximum sales charge                                       --              --             --              --             --
   Maximum offering price per share (c)                       --              --             --              --             --
----------------------------------------------------------------------------------------------------------------------------------
CLASS Z
   Net assets                                        324,325,045      11,967,125    434,508,710   1,186,453,964    661,113,546
   Shares outstanding                                 24,050,215       1,162,228     34,896,080     136,532,675    661,113,546
   Net asset value and offering price per share (d)        13.49           10.30          12.45            8.69           1.00


(a)  Class C shares were initially offered on October 13, 2003.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.

(d) Redemption price per share is equal to net asset value less any applicable redemption fees.

                See Accompanying Notes to Financial Statements.

                                 Spread 124-125

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE YEAR ENDED AUGUST 31, 2004                                COLUMBIA FUNDS



                                                       COMMON                      INTERNATIONAL      MID CAP       SMALL CAP
                                                        STOCK          GROWTH          STOCK          GROWTH          GROWTH
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)    FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                           5,071,208       7,898,046     10,502,144       2,938,819        976,524
   Dividends from affiliates                             133,332              --             --              --             --
   Interest                                               39,093          42,357        225,992         288,115        183,159
   Interest from affiliates                                   --              --             --              --             --
   Foreign withholding tax                               (12,834)        (92,186)    (1,235,663)        (28,435)        (2,574)
                                                     -----------     -----------    -----------     -----------    -----------
       Total income                                    5,230,799       7,848,217      9,492,473       3,198,499      1,157,109
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                             2,366,388       5,482,681      4,953,878       8,813,801      7,019,787
   Distribution fee:
       Class B                                            12,052          13,582         83,878          38,634             --
       Class C                                               242             779          2,845           2,206             --
       Class D                                             1,049           2,114          5,532           5,635             --
       Class G                                                --          94,563             --           5,005             --
   Service fee:
       Class A                                             1,533          12,228         61,658          13,691             --
       Class B                                             4,005           4,527         27,959          12,878             --
       Class C                                                80             260            948             735             --
       Class D                                               348             710          1,834           1,874             --
       Class G                                                --          43,644             --           2,309             --
   Shareholder services fee - Class T                         --              --             --          87,984             --
   Transfer agent fee:
       Class A                                             1,487          11,182        104,768          19,091             --
       Class B                                             4,237           4,495         60,592          22,925             --
       Class C                                                73             234          1,099             829             --
       Class D                                               310             602          3,907           2,410             --
       Class G                                                --          31,562             --           5,236             --
       Class T                                                --              --             --          78,621             --
       Class Z                                           886,095       1,822,101        594,779       1,636,195        821,652
   Pricing and bookkeeping fees                          121,476         150,954        136,442         153,692        147,011
   Directors' fees                                        12,074          14,394          9,503          27,370         20,266
   Custody fee                                            35,514          36,169        321,832          35,806         32,301
   Audit fee                                              38,797          47,381         38,483          51,962         33,010
   Registration fees                                     117,159          87,074         96,078         131,817         67,900
   Non-recurring costs (See Note 11)                      17,852          42,776         27,108          46,903         33,352
   Other expenses                                         42,313         295,807        141,382         337,737        105,945
                                                     -----------     -----------    -----------     -----------    -----------
       Total Operating Expenses                        3,663,084       8,199,819      6,674,505      11,535,346      8,281,224
   Interest expense                                          721              --             --              --             --
                                                     -----------     -----------    -----------     -----------    -----------
       Total Expenses                                  3,663,805       8,199,819      6,674,505      11,535,346      8,281,224
   Expenses waived/reimbursed by Investment Advisor           --              --       (373,733)             --             --
   Fees waived by Distributor:
       Class C                                                --              --             --              --             --
       Class D                                                --              --             --              --             --
   Fees waived by Transfer Agent:
       Class A                                                --              --         (6,795)         (1,011)            --
       Class B                                                --              --        (12,299)         (5,244)            --
       Class C                                                --              --           (976)           (209)            --
       Class D                                                --              --         (3,670)           (606)            --
       Class G                                                --              --             --             (87)            --
       Class T                                                --              --             --          (3,364)            --
       Class Z                                                --              --       (447,801)       (483,354)            --
   Non-recurring costs assumed by Investment Advisor
    (See Note 11)                                        (17,852)        (42,776)       (27,108)        (46,903)       (33,352)
   Custody earnings credit                                  (166)           (149)          (833)         (1,601)          (589)
                                                     -----------     -----------    -----------     -----------    -----------
       Net Expenses                                    3,645,787       8,156,894      5,801,290      10,992,967      8,247,283
                                                     -----------     -----------    -----------     -----------    -----------
   Net Investment Income (Loss)                        1,585,012        (308,677)     3,691,183      (7,794,468)    (7,090,174)




                                                     REAL ESTATE                     STRATEGIC                     SHORT TERM
                                                       EQUITY        TECHNOLOGY      INVESTOR        BALANCED          BOND
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)    FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                          42,727,707         118,550      4,402,950       5,067,164             --
   Dividends from affiliates                                  --              --             --         132,304             --
   Interest                                              283,601          16,966        729,746       9,718,261     15,515,851
   Interest from affiliates                                   --              --             --         101,238        128,854
   Foreign withholding tax                               (37,753)         (6,658)      (118,183)        (13,100)            --
                                                     -----------     -----------    -----------     -----------    -----------
       Total income                                   42,973,555         128,858      5,014,513      15,005,867     15,644,705
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                             7,214,201         361,947      2,576,915       3,002,434      2,678,339
   Distribution fee:
       Class B                                            62,850          18,559         78,695          42,507        190,933
       Class C                                             8,738           1,830         33,396           3,270         12,776
       Class D                                            31,895             279          5,589           4,458        116,445
       Class G                                                --              --             --              --          8,592
   Service fee:
       Class A                                            70,852           4,349        189,017           4,349         74,475
       Class B                                            20,950           6,186         26,135          14,169         63,644
       Class C                                             2,912             609         11,132           1,090          4,260
       Class D                                            10,632              93          1,863           1,486         38,815
       Class G                                                --              --             --              --          1,979
   Shareholder services fee - Class T                         --              --             --              --         37,561
   Transfer agent fee:
       Class A                                            37,594           8,287        114,100           3,886         31,977
       Class B                                            12,810          10,432         27,297          11,860         37,754
       Class C                                             1,441           1,345          9,660             909          1,949
       Class D                                             5,662             270          1,366           1,218         13,897
       Class G                                                --              --             --              --          2,984
       Class T                                                --              --             --              --         33,578
       Class Z                                         1,322,014         153,489        429,770       1,137,263        445,738
   Pricing and bookkeeping fees                          150,060          57,717        113,408         178,067        174,934
   Directors' fees                                        23,682           8,333         10,965          15,765          7,156
   Custody fee                                            32,320          23,614         41,684          42,517         30,935
   Audit fee                                              34,454          31,341         47,500          45,443         45,902
   Registration fees                                     138,591         104,522        112,786         117,058        176,644
   Non-recurring costs (See Note 11)                      43,675           1,891         17,368          27,135         25,190
   Other expenses                                        312,146          27,628        129,029          89,361        103,455
                                                     -----------     -----------    -----------     -----------    -----------
       Total Operating Expenses                        9,537,479         822,721      3,977,675       4,744,245      4,359,912
   Interest expense                                           --              --             --              --             --
                                                     -----------     -----------    -----------     -----------    -----------
       Total Expenses                                  9,537,479         822,721      3,977,675       4,744,245      4,359,912
   Expenses waived/reimbursed by Investment Advisor           --        (191,213)            --              --       (263,148)
   Fees waived by Distributor:
       Class C                                                --              --             --              --        (10,231)
       Class D                                                --              --             --              --        (93,156)
   Fees waived by Transfer Agent:
       Class A                                                --              --         (6,998)             --             --
       Class B                                                --              --        (14,150)             --             --
       Class C                                                --              --         (3,376)             --             --
       Class D                                                --              --           (906)             --             --
       Class G                                                --              --             --              --             --
       Class T                                                --              --             --              --             --
       Class Z                                                --              --        (75,713)             --             --
   Non-recurring costs assumed by Investment Advisor
    (See Note 11)                                        (43,675)         (1,891)       (17,368)        (27,135)       (25,190)
   Custody earnings credit                                  (121)           (512)          (621)           (571)          (687)
                                                     -----------     -----------    -----------     -----------    -----------
       Net Expenses                                    9,493,683         629,105      3,858,543       4,716,539      3,967,500
                                                     -----------     -----------    -----------     -----------    -----------
   Net Investment Income (Loss)                       33,479,872        (500,247)     1,155,970      10,289,328     11,677,205




                                                        FIXED          NATONAL        OREGON
                                                       INCOME         MUNICIPAL      MUNICIPAL                        DAILY
                                                     SECURITIES         BOND           BOND         HIGH YIELD       INCOME
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)    COMPANY ($)
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                  --              --             --              --             --
   Dividends from affiliates                                  --              --             --              --             --
   Interest                                           19,951,098         659,150     21,880,921     118,202,398      8,381,263
   Interest from affiliates                                   --              --             --              --             --
   Foreign withholding tax                                    --              --             --         (24,861)            --
                                                     -----------     -----------    -----------     -----------    -----------
       Total income                                   19,951,098         659,150     21,880,921     118,177,537      8,381,263
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fee                             2,099,971          76,297      2,338,697      10,523,463      3,704,497
   Distribution fee:
       Class B                                            34,061           5,491          9,166         761,891             --
       Class C                                               755           4,423            908          87,485             --
       Class D                                            17,339           3,514          5,927         768,275             --
       Class G                                                --              --             --              --             --
   Service fee:
       Class A                                            22,484           2,286          7,100         675,162             --
       Class B                                            11,353           1,831          3,054         253,964             --
       Class C                                               252           1,469            302          29,162             --
       Class D                                             5,779           1,171          1,970         256,091             --
       Class G                                                --              --             --              --             --
   Shareholder services fee - Class T                         --              --             --              --             --
   Transfer agent fee:
       Class A                                            20,409           1,827          2,164         266,759             --
       Class B                                            10,977           1,437          1,056         116,285             --
       Class C                                               238             940             65          12,135             --
       Class D                                             5,195             686            669         110,131             --
       Class G                                                --              --             --              --             --
       Class T                                                --              --             --              --             --
       Class Z                                           779,850          18,903        245,256       1,350,600      1,299,719
   Pricing and bookkeeping fees                          147,656          65,576        182,482         186,141        146,678
   Directors' fees                                        13,762           2,759         20,395          41,438         17,269
   Custody fee                                            22,713           7,968         23,242          46,761         22,573
   Audit fee                                              43,652          40,552         40,880          41,422         34,839
   Registration fees                                      89,281          84,654        121,229         234,619         75,636
   Non-recurring costs (See Note 11)                      17,352             700         21,237          81,196             --
   Other expenses                                        113,020          15,869         72,722         493,018        155,376
                                                     -----------     -----------    -----------     -----------    -----------
       Total Operating Expenses                        3,456,099         338,353      3,098,521      16,335,998      5,456,587
   Interest expense                                           --              --             --              --             --
                                                     -----------     -----------    -----------     -----------    -----------
       Total Expenses                                  3,456,099         338,353      3,098,521      16,335,998      5,456,587
   Expenses waived/reimbursed by Investment Advisor           --        (218,346)            --              --             --
   Fees waived by Distributor:
       Class C                                              (152)         (2,061)          (424)        (17,581)            --
       Class D                                            (3,468)         (1,640)        (2,766)       (153,656)            --
   Fees waived by Transfer Agent:
       Class A                                                --              --             --              --             --
       Class B                                                --              --             --              --             --
       Class C                                                --              --             --              --             --
       Class D                                                --              --             --              --             --
       Class G                                                --              --             --              --             --
       Class T                                                --              --             --              --             --
       Class Z                                                --              --             --              --             --
   Non-recurring costs assumed by Investment Advisor
    (See Note 11)                                        (17,352)           (700)       (21,237)        (81,196)            --
   Custody earnings credit                                  (713)            (56)          (302)        (12,007)          (774)
                                                     -----------     -----------    -----------     -----------    -----------
       Net Expenses                                    3,434,414         115,550      3,073,792      16,071,558      5,455,813
                                                     -----------     -----------    -----------     -----------    -----------
   Net Investment Income (Loss)                       16,516,684         543,600     18,807,129     102,105,979      2,925,450


(a)  Class C shares were initially offered on October 13, 2003.

                See Accompanying Notes to Financial Statements.

                                 Spread 126-127

STATEMENTS OF OPERATIONS _______________________________________________________
FOR THE YEAR ENDED AUGUST 31, 2004                                COLUMBIA FUNDS



                                                       COMMON                      INTERNATIONAL     MID CAP         SMALL CAP
                                                        STOCK          GROWTH          STOCK          GROWTH          GROWTH
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)    FUND (a)($)      FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX AND
      FUTURES CONTRACTS
    Net realized gain (loss) on:
        Unaffiliated investments                      75,766,146      90,532,670     31,660,421     136,678,744     108,746,196
        Affiliated investments                         3,770,605              --             --              --              --
        Foreign currency transactions                         --              --     (1,008,219)        (68,420)             --
        Foreign capital gains tax                             --              --       (985,510)             --              --
        Futures contracts                                     --              --             --              --              --
        Net realized loss on the disposal of
          investments purchased/sold in error
           (See Note 9)                                       --              --             --              --              --
                                                     -----------     -----------    -----------    ------------    ------------
          Net realized gain                           79,536,751      90,532,670     29,666,692     136,610,324     108,746,196
                                                     -----------     -----------    -----------    ------------    ------------

    Change in net unrealized appreciation/
     depreciation on:
        Investments                                  (53,832,811)    (70,015,156)    12,529,973    (178,274,880)   (104,998,632)
        Foreign currency translations                         --              --         95,740              19              --
        Foreign capital gains tax                             --              --        304,088              --              --
        Futures contracts                                     --              --             --              --              --
                                                     -----------     -----------    -----------    ------------    ------------
        Net change in net unrealized appreciation
         /depreciation                               (53,832,811)    (70,015,156)    12,929,801    (178,274,861)   (104,998,632)
                                                     -----------     -----------    -----------    ------------    ------------
    Net Gain (Loss)                                   25,703,940      20,517,514     42,596,493     (41,664,537)      3,747,564
                                                     -----------     -----------    -----------    ------------    ------------
Net Increase (Decrease) Resulting From Operations     27,288,952      20,208,837     46,287,676     (49,459,005)     (3,342,610)




                                                     REAL ESTATE                     STRATEGIC                      SHORT TERM
                                                       EQUITY        TECHNOLOGY      INVESTOR        BALANCED           BOND
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (a)($)     FUND (a)($)
----------------------------------------------------------------------------------------------------------------------------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX AND
      FUTURES CONTRACTS
    Net realized gain (loss) on:
        Unaffiliated investments                     103,930,894       3,153,069     32,969,287      78,796,816         669,551
        Affiliated investments                                --              --             --       3,810,659              --
        Foreign currency transactions                         --          (4,081)      (130,171)             --              --
        Foreign capital gains tax                             --              --             --              --              --
        Futures contracts                                     --              --             --              --        (395,603)
        Net realized loss on the disposal of
          investments purchased/sold in error
           (See Note 9)                                       --              --             --              --              --
                                                     -----------     -----------    -----------    ------------    ------------
          Net realized gain                          103,930,894       3,148,988     32,839,116      82,607,475         273,948
                                                     -----------     -----------    -----------    ------------    ------------

    Change in net unrealized appreciation/
     depreciation on:
        Investments                                   86,151,012      (1,040,511)    11,368,896     (57,419,638)        751,495
        Foreign currency translations                         --              --            457              --              --
        Foreign capital gains tax                             --              --             --              --              --
        Futures contracts                                     --              --             --              --         (80,157)
                                                     -----------     -----------    -----------    ------------    ------------
        Net change in net unrealized appreciation
         /depreciation                                86,151,012      (1,040,511)    11,369,353     (57,419,638)        671,338
                                                     -----------     -----------    -----------    ------------    ------------
    Net Gain (Loss)                                  190,081,906       2,108,477     44,208,469      25,187,837         945,286
                                                     -----------     -----------    -----------    ------------    ------------
Net Increase (Decrease) Resulting From Operations    223,561,778       1,608,230     45,364,439      35,477,165      12,622,491




                                                       FIXED          NATONAL          OREGON
                                                      INCOME          MUNICIPAL      MUNICIPAL                        DAILY
                                                     SECURITIES         BOND            BOND        HIGH YIELD        INCOME
                                                     FUND (a)($)     FUND (a)($)    FUND (a)($)     FUND (A)($)     COMPANY ($)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS,
    FOREIGN CURRENCY, FOREIGN CAPITAL GAINS TAX AND
      FUTURES CONTRACTS
    Net realized gain (loss) on:
        Unaffiliated investments                       6,873,389         128,356      3,418,754      23,256,561              --
        Affiliated investments                                --              --             --              --              --
        Foreign currency transactions                         --              --             --              --              --
        Foreign capital gains tax                             --              --             --              --              --
        Futures contracts                                     --              --             --              --              --
        Net realized loss on the disposal of
          investments purchased/sold in error
           (See Note 9)                                       --              --             --              --              --
                                                     -----------     -----------    -----------    ------------    ------------
          Net realized gain                            6,873,389         128,356      3,418,754      23,256,561              --
                                                     -----------     -----------    -----------    ------------    ------------

    Change in net unrealized appreciation/
     depreciation on:
        Investments                                     (509,297)        251,062      9,460,520      23,594,415              --
        Foreign currency translations                         --              --             --              --              --
        Foreign capital gains tax                             --              --             --              --              --
        Futures contracts                                     --              --             --              --              --
                                                     -----------     -----------    -----------    ------------    ------------
        Net change in net unrealized appreciation
         /depreciation                                  (509,297)        251,062      9,460,520      23,594,415              --
                                                     -----------     -----------    -----------    ------------    ------------
    Net Gain (Loss)                                    6,364,092         379,418     12,879,274      46,850,976              --
                                                     -----------     -----------    -----------    ------------    ------------
Net Increase (Decrease) Resulting From Operations     22,880,776         923,018     31,686,403     148,956,955       2,925,450


(a)  Class C shares were initially offered on October 13, 2003.

                See Accompanying Notes to Financial Statements.

                                 Spread 128-129

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  COLUMBIA FUNDS



                                                         COMMON STOCK FUND                              GROWTH FUND
                                             -----------------------------------------   -----------------------------------------
                                                 YEAR         PERIOD          YEAR           YEAR         PERIOD         YEAR
                                                 ENDED         ENDED          ENDED          ENDED         ENDED         ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,    AUGUST 31,    AUGUST 31,   DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS             2004 (a)($)   2003 (b)($)    2002 (c)($)    2004 (a)($)   2003 (b)($)   2002 (d)($)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                 1,585,012     1,506,437      2,314,001       (308,677)      (67,881)      (334,512)
   Net realized gain (loss) on investments,
       foreign currency transactions
       and foreign capital gains tax           79,536,751   (10,351,264)   (76,671,127)    90,532,670     6,034,740   (234,361,212)
   Net change in unrealized appreciation
       /depreciation on investments,
       foreign currency translations
       and foreign capital gains tax          (53,832,811)   70,348,296    (87,529,297)   (70,015,156)  138,988,772   (189,831,805)
                                             ------------   -----------   ------------   ------------   -----------  -------------
         Net increase (decrease) resulting
           from operations                     27,288,952    61,503,469   (161,886,423)    20,208,837   144,955,631   (424,527,529)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                       (707)           --            (24)            --            --             --
       Class B                                         --            --           (365)            --            --             --
       Class D                                         --            --           (105)            --            --             --
       Class Z                                 (2,316,812)           --     (2,325,116)            --            --             --
   Return of capital:
       Class Z                                         --            --             --             --            --             --
                                             ------------   -----------   ------------   ------------   -----------  -------------
         Total distributions to shareholders   (2,317,519)           --     (2,325,610)            --            --             --
----------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS               (146,922,763)  (49,688,127)  (100,375,770)  (138,965,772)  (43,866,493)   (72,669,754)
                                             ------------   -----------   ------------   ------------   -----------  -------------
REDEMPTION FEES                                        --            --             --             --            --             --
                                             ------------   -----------   ------------   ------------   -----------  -------------
   Net increase (decrease) in net assets     (121,951,330)   11,815,342   (264,587,803)  (118,756,935)  101,089,138   (497,197,283)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        428,624,718   416,809,376    681,397,179    929,736,252   828,647,114  1,325,844,397
   End of period                              306,673,388   428,624,718    416,809,376    810,979,317   929,736,252    828,647,114
                                             ------------   -----------    -----------    -----------   -----------  -------------
   Undistributed (overdistributed) net
       investment income (loss) at end
       of period                                  773,939     1,506,446             --             --            --             --
   Accumulated net investment loss at
     end of period                                     --            --             --         (4,315)       (1,289)            --




                                                    INTERNATIONAL STOCK FUND                       MID CAP GROWTH FUND
                                             -----------------------------------------  ------------------------------------------
                                                 YEAR         PERIOD          YEAR          YEAR          PERIOD          YEAR
                                                 ENDED         ENDED         ENDED          ENDED          ENDED         ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,   AUGUST 31,     AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS             2004 (a)($)   2003 (b)($)   2002 (c)($)    2004 (a)($)    2003 (b)($)   2002 (e)($)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                 3,691,183     1,285,611        (60,403)    (7,794,468)    (4,889,028)   (5,336,228)
   Net realized gain (loss) on investments,
       foreign currency transactions
       and foreign capital gains tax           29,666,692    (4,669,563)   (16,450,936)   136,610,324     17,148,448   (89,710,944)
   Net change in unrealized appreciation
       /depreciation on investments,
       foreign currency translations
       and foreign capital gains tax           12,929,801    32,813,483     (5,145,567)  (178,274,861)   179,938,855  (104,900,709)
                                             ------------   -----------   ------------  -------------  -------------  ------------
         Net increase (decrease) resulting
           from operations                     46,287,676    29,429,531    (21,656,906)   (49,459,005)   192,198,275  (199,947,881)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         --            --             --             --             --            --
       Class B                                         --            --             --             --             --            --
       Class D                                         --            --             --             --             --            --
       Class Z                                 (1,290,808)           --       (102,850)            --             --            --
   Return of capital:
       Class Z                                         --            --       (403,799)            --             --            --
                                             ------------   -----------   ------------  -------------  -------------  ------------
         Total distributions to shareholders   (1,290,808)           --       (506,649)            --             --            --
----------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                267,394,781    76,764,211     61,510,684   (127,233,529)     7,917,882   252,934,343
                                             ------------   -----------   ------------  -------------  -------------  ------------
REDEMPTION FEES                                    68,059       164,843             --             --             --            --
                                             ------------   -----------   ------------  -------------  -------------  ------------
   Net increase (decrease) in net assets      312,459,708   106,358,585     39,347,129   (176,692,534)   200,116,157    52,986,462
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        281,331,559   174,972,974    135,625,845  1,039,173,853    839,057,696   786,071,234
   End of period                              593,791,267   281,331,559    174,972,974    862,481,319  1,039,173,853   839,057,696
                                             ------------   -----------   ------------  -------------  -------------  ------------
   Undistributed (overdistributed) net
       investment income (loss) at end
       of period                                2,274,226     1,284,980        (14,405)            --             --            --
   Accumulated net investment loss at
     end of period                                     --            --             --        (73,873)        (2,185)       (3,410)




                                                       SMALL CAP GROWTH FUND
                                             -----------------------------------------
                                                 YEAR         PERIOD          YEAR
                                                ENDED          ENDED         ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS              2004 ($)     2003 (b)($)     2002 ($)
----------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                (7,090,174)   (3,758,177)    (5,349,560)
   Net realized gain (loss) on investments,
       foreign currency transactions
       and foreign capital gains tax          108,746,196    29,590,977   (116,601,064)
   Net change in unrealized appreciation
       /depreciation on investments,
       foreign currency translations
       and foreign capital gains tax         (104,998,632)  124,510,064    (70,989,821)
                                             ------------   -----------   ------------
         Net increase (decrease) resulting
           from operations                     (3,342,610)  150,342,864   (192,940,445)
----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         --            --             --
       Class B                                         --            --             --
       Class D                                         --            --             --
       Class Z                                         --            --             --
   Return of capital:
       Class Z                                         --            --             --
                                             ------------   -----------   ------------
         Total distributions to shareholders           --            --             --
----------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                (91,256,656)   (5,758,359)    68,005,564
                                             ------------   -----------   ------------
REDEMPTION FEES                                        --            --             --
                                             ------------   -----------   ------------
   Net increase (decrease) in net assets      (94,599,266)  144,584,505   (124,934,881)
----------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        637,615,573   493,031,068    617,965,949
   End of period                              543,016,307   637,615,573    493,031,068
                                             ------------   -----------   ------------
   Undistributed (overdistributed) net
       investment income (loss) at end
       of period                                       --       180,997        180,997
   Accumulated net investment loss at
     end of period                                     --            --             --


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(d) Effective November 1, 2002, the Fund began offering five classes of shares: Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(e)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 130-131

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  COLUMBIA FUNDS



                                                     REAL ESTATE EQUITY FUND                          TECHNOLOGY FUND
                                             ----------------------------------------    -----------------------------------------
                                                 YEAR         PERIOD          YEAR           YEAR         PERIOD           YEAR
                                                 ENDED         ENDED          ENDED          ENDED         ENDED           ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,    AUGUST 31,    AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS             2004 (a)($)   2003 (b)($)   2002 (c)($)    2004 (a)($)    2003 (b)($)    2002 (c)($)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                33,479,872    16,618,449    33,395,460       (500,247)       (97,458)      (122,568)
   Net realized gain (loss) on investments,
       foreign currency transactions and
       futures contracts                      103,930,894     8,176,522   (12,684,181)     3,148,988      3,262,715     (4,188,861)
   Net change in unrealized appreciation
       /depreciation on investments, foreign
       currency translations and futures
       contracts                               86,151,012   124,974,925    (5,589,540)    (1,040,511)     2,813,873       (748,526)
                                             ------------   -----------   -----------    -----------    -----------   ------------
         Net increase (decrease) resulting
          from operations                     223,561,778   149,769,896    15,121,739      1,608,230      5,979,130     (5,059,955)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                   (812,573)      (64,007)      (11,804)            --             --             --
       Class B                                   (181,510)      (26,629)      (12,009)            --             --             --
       Class C                                    (21,166)           --            --             --             --             --
       Class D                                    (96,766)      (18,629)       (4,519)            --             --             --
       Class G                                         --            --            --             --             --             --
       Class T                                         --            --            --             --             --             --
       Class Z                                (30,549,898)  (11,791,170)  (29,889,702)            --             --             --
   From net realized gains:
       Class A                                   (191,896)           --            --             --             --             --
       Class B                                    (55,846)           --            --             --             --             --
       Class C                                     (4,533)           --            --             --             --             --
       Class D                                    (37,082)           --            --             --             --             --
       Class Z                                 (8,007,605)           --            --             --             --             --
   Return of capital:
       Class Z                                         --            --    (3,915,328)            --             --             --
                                             ------------   -----------   -----------    -----------    -----------   ------------
         Total distributions to shareholders  (39,958,875)  (11,900,435)  (33,833,362)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS               (165,633,084)   (9,506,449)  174,112,297     12,887,088      7,256,837      2,738,412
                                             ------------   -----------   -----------    -----------    -----------   ------------
   Net increase (decrease) in net assets       17,969,819   128,363,012   155,400,674     14,495,318     13,235,967     (2,321,543)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        905,353,520   776,990,508   621,589,834     21,299,487      8,063,520     10,385,063
   End of period                              923,323,339   905,353,520   776,990,508     35,794,805     21,299,487      8,063,520
                                             ------------   -----------   -----------    -----------    -----------   ------------
   Undistributed (overdistributed) net
     investment income at end of period         2,565,892     4,718,014     5,750,071             --             --             --
   Accumulated net investment loss at end
     of period                                         --            --            --         (4,733)            --             --




                                                     STRATEGIC INVESTOR FUND                           BALANCED FUND
                                             ----------------------------------------   ------------------------------------------
                                                 YEAR         PERIOD         YEAR           YEAR          PERIOD          YEAR
                                                 ENDED         ENDED         ENDED          ENDED          ENDED         ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,   AUGUST 31,     AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS             2004 (a)($)   2003 (b)($)   2002 (c)($)    2004 (a)($)    2003 (b)($)   2002 (c)($)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                 1,155,970     1,290,099     1,880,227     10,289,328      8,623,814     20,794,186
   Net realized gain (loss) on investments,
       foreign currency transactions and
       futures contracts                       32,839,116     1,254,211   (27,776,780)    82,607,475     (2,740,428)   (71,176,504)
   Net change in unrealized appreciation
       /depreciation on investments, foreign
       currency translations and futures
       contracts                               11,369,353    47,457,001   (13,657,887)   (57,419,638)    58,617,792    (68,893,518)
                                             ------------   -----------   -----------   ------------    -----------   ------------
         Net increase (decrease) resulting
          from operations                      45,364,439    50,001,311   (39,554,440)    35,477,165     64,501,178   (119,275,836)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                   (258,188)           --            --        (23,144)        (2,855)          (693)
       Class B                                         --            --            --        (36,893)        (8,639)        (2,254)
       Class C                                         --            --            --         (2,894)            --             --
       Class D                                         --            --            --         (4,198)        (2,920)        (1,798)
       Class G                                         --            --            --             --             --             --
       Class T                                         --            --            --             --             --             --
       Class Z                                 (1,487,644)           --    (1,839,312)   (10,830,515)    (6,954,163)   (21,201,650)
   From net realized gains:
       Class A                                         --            --            --             --             --             --
       Class B                                         --            --            --             --             --             --
       Class C                                         --            --            --             --             --             --
       Class D                                         --            --            --             --             --             --
       Class Z                                         --            --      (376,144)            --             --             --
   Return of capital:
       Class Z                                         --            --            --             --             --             --
                                             ------------   -----------   -----------   ------------    -----------   ------------
         Total distributions to shareholders   (1,745,832)           --    (2,215,456)   (10,897,644)    (6,968,577)   (21,206,395)
------------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                 74,083,888   (24,174,510)  168,107,411   (175,070,636)   (81,831,327)  (173,776,980)
                                             ------------   -----------   -----------   ------------    -----------   ------------
   Net increase (decrease) in net assets      117,702,495    25,826,801   126,337,515   (150,491,115)   (24,298,726)  (314,259,211)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        291,668,021   265,841,220   139,503,705    645,191,357    669,490,083    983,749,294
   End of period                              409,370,516   291,668,021   265,841,220    494,700,242    645,191,357    669,490,083
                                             ------------   -----------   -----------   ------------    -----------   ------------
   Undistributed (overdistributed) net
     investment income at end of period           403,906     1,354,437        62,338      1,334,170      1,622,249       (355,183)
   Accumulated net investment loss at end
     of period                                         --            --            --             --             --             --




                                                       SHORT TERM BOND FUND
                                             ----------------------------------------
                                                 YEAR         PERIOD         YEAR
                                                ENDED          ENDED         ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS             2004 (a)($)   2003 (b)($)   2002 (d)($)
--------------------------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)                11,677,205     7,314,353     3,936,510
   Net realized gain (loss) on investments,
       foreign currency transactions and
       futures contracts                          273,948     1,411,670        (5,253)
   Net change in unrealized appreciation
       /depreciation on investments, foreign
       currency translations and futures
       contracts                                  671,338    (5,882,484)    2,802,185
                                             ------------   -----------   -----------
         Net increase (decrease) resulting
          from operations                      12,622,491     2,843,539     6,733,442
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                   (587,965)     (300,551)       (7,886)
       Class B                                   (312,592)     (163,965)       (6,548)
       Class C                                    (32,292)           --            --
       Class D                                   (283,218)     (153,332)       (9,865)
       Class G                                    (18,591)      (19,560)       (2,198)
       Class T                                   (518,577)     (449,409)      (48,546)
       Class Z                                 (9,814,113)   (6,343,155)   (3,843,068)
   From net realized gains:
       Class A                                         --            --            --
       Class B                                         --            --            --
       Class C                                         --            --            --
       Class D                                         --            --            --
       Class Z                                         --            --       (18,783)
   Return of capital:
       Class Z                                         --            --            --
                                             ------------   -----------   -----------
         Total distributions to shareholders  (11,567,348)   (7,429,972)   (3,936,894)
--------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                (24,733,033)  186,414,680   301,621,677
                                             ------------   -----------   -----------
   Net increase (decrease) in net assets      (23,677,890)  181,828,247   304,418,225
--------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        549,176,077   367,347,830    62,929,605
   End of period                              525,498,187   549,176,077   367,347,830
                                             ------------   -----------   -----------
   Undistributed (overdistributed) net
     investment income at end of period           293,885         5,674      (204,761)
   Accumulated net investment loss at end
     of period                                         --            --            --


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(d)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 132-133

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  COLUMBIA FUNDS



                                                           FIXED INCOME                            NATIONAL MUNICIPAL
                                                         SECURITIES FUND                                BOND FUND
                                             ----------------------------------------   -----------------------------------------
                                                 YEAR          PERIOD        YEAR          YEAR          PERIOD           YEAR
                                                 ENDED          ENDED        ENDED        ENDED           ENDED          ENDED
                                              AUGUST 31,     AUGUST 31,   DECEMBER 31,   AUGUST 31,    AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS            2004 (a)($)    2003 (b)($)   2002 (c)($)   2004 (a)($)   2003 (b)($)     2002 (c)($)
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                       16,516,684    13,690,036    24,670,569       543,600        430,023        603,412
   Net realized gain (loss) on investments      6,873,389     9,807,289    (2,558,516)      128,356         56,187         88,597
   Net change in unrealized appreciation
       /depreciation on investments              (509,297)  (17,070,804)   14,601,556       251,062       (330,997)       631,224
                                             ------------   -----------   -----------   -----------   ------------    -----------
         Net increase resulting from
           operations                          22,880,776     6,426,521    36,713,609       923,018        155,213      1,323,233
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
       Class A                                   (352,163)      (81,788)       (1,157)      (30,673)        (6,156)          (200)
       Class B                                   (142,805)      (56,382)       (2,638)      (19,451)        (7,532)          (232)
       Class C                                     (3,354)           --            --       (17,369)            --             --
       Class D                                    (76,542)      (34,961)       (1,013)      (14,134)        (5,576)          (147)
       Class Z                                (16,812,198)  (14,154,256)  (25,339,044)     (460,894)      (413,051)      (598,784)
   From net realized gains:
       Class A                                         --            --            --        (6,106)          (310)          (230)
       Class B                                         --            --            --        (5,641)          (477)          (784)
       Class C                                         --            --            --        (6,127)            --             --
       Class D                                         --            --            --        (3,786)          (337)          (220)
       Class Z                                         --            --            --       (98,282)       (12,706)       (66,172)
                                             ------------   -----------   -----------   -----------   ------------    -----------
         Total distributions to shareholders  (17,387,062)  (14,327,387)  (25,343,852)     (662,463)      (446,145)      (666,769)
----------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS               (184,814,748)  (21,870,137)   73,248,344    (1,232,294)      (584,781)     2,233,945
                                             ------------   -----------   -----------   -----------   ------------    -----------
   Net increase (decrease) in net assets     (179,321,034)  (29,771,003)   84,618,101      (971,739)      (875,713)     2,890,409
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        520,590,597   550,361,600   465,743,499    15,783,542     16,659,255     13,768,846
   End of period                              341,269,563   520,590,597   550,361,600    14,811,803     15,783,542     16,659,255
                                             ------------   -----------   -----------   -----------   ------------    -----------
   Undistributed (overdistributed) net
       investment income at end of period        (766,809)     (760,011)     (885,594)        5,039          2,584          4,896




                                                         OREGON MUNICIPAL
                                                            BOND FUND                                 HIGH YIELD FUND
                                             ----------------------------------------   -------------------------------------------
                                                 YEAR         PERIOD          YEAR           YEAR         PERIOD          YEAR
                                                ENDED          ENDED         ENDED          ENDED          ENDED          ENDED
                                              AUGUST 31,    AUGUST 31,    DECEMBER 31,    AUGUST 31,    AUGUST 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS            2004 (a)($)    2003 (b)($)   2002 (c)($)    2004 (a)($)    2003 (b)($)    2002 (c)($)
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                       18,807,129    14,184,403    22,413,341     102,105,979     50,179,150     29,377,465
   Net realized gain (loss) on investments      3,418,754     3,354,784     3,932,577      23,256,561      2,667,555    (27,771,338)
   Net change in unrealized appreciation
       /depreciation on investments             9,460,520   (13,131,352)   17,775,246      23,594,415      7,100,037      9,777,957
                                             ------------   -----------   -----------   -------------  -------------   ------------
         Net increase resulting from
           operations                          31,686,403     4,407,835    44,121,164     148,956,955     59,946,742     11,384,084
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS From net
   From net investment income:
       Class A                                   (105,796)      (24,517)         (932)    (16,842,377)    (4,682,562)      (111,753)
       Class B                                    (36,225)      (14,008)       (1,094)     (5,543,127)    (2,122,494)       (63,166)
       Class C                                     (3,971)           --            --        (651,730)            --             --
       Class D                                    (26,303)      (15,469)       (1,673)     (5,747,649)    (2,591,969)       (57,867)
       Class Z                                (18,620,689)  (14,116,676)  (22,348,370)    (81,901,552)   (44,079,371)   (30,110,118)
   From net realized gains:
       Class A                                    (28,392)       (1,127)       (1,987)             --             --             --
       Class B                                    (15,169)         (532)       (2,513)             --             --             --
       Class C                                       (702)           --            --              --             --             --
       Class D                                     (9,045)         (496)       (2,990)             --             --             --
       Class Z                                 (5,411,625)     (299,094)   (5,015,648)             --             --             --
                                             ------------   -----------   -----------   -------------  -------------   ------------
         Total distributions to shareholders  (24,257,917)  (14,471,919)  (27,375,207)   (110,686,435)   (53,476,396)   (30,342,904)
-----------------------------------------------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS                (56,244,778)  (10,834,612)    1,779,138     108,928,738    806,131,939    551,477,756
                                             ------------   -----------   -----------   -------------  -------------   ------------
   Net increase (decrease) in net assets      (48,816,292)  (20,898,696)   18,525,095     147,199,258    812,602,285    532,518,936
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        489,264,272   510,162,968   491,637,873   1,584,115,062    771,512,777    238,993,841
   End of period                              440,447,980   489,264,272   510,162,968   1,731,314,320  1,584,115,062    771,512,777
                                             ------------   -----------   -----------   -------------  -------------   ------------
   Undistributed (overdistributed) net
       investment income at end of period         129,015       141,548       131,976      (8,565,037)    (3,743,314)      (989,027)





                                                          DAILY INCOME COMPANY
                                             -----------------------------------------------
                                                 YEAR            PERIOD            YEAR
                                                ENDED             ENDED            ENDED
                                              AUGUST 31,       AUGUST 31,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS              2004 ($)        2003 (b)($)       2002 ($)
---------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                        2,925,450         3,560,546       14,142,055
   Net realized gain (loss) on investments             --                --               --
   Net change in unrealized appreciation
       /depreciation on investments                    --                --               --
                                             ------------     -------------    -------------
         Net increase resulting from
           operations                           2,925,450         3,560,546       14,142,055
---------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS From net
   From net investment income:
       Class A                                         --                --             --
       Class B                                         --                --             --
       Class C                                         --                --             --
       Class D                                         --                --             --
       Class Z                                 (2,925,450)       (3,560,546)     (14,142,055)
   From net realized gains:
       Class A                                         --                --             --
       Class B                                         --                --             --
       Class C                                         --                --             --
       Class D                                         --                --             --
       Class Z                                         --                --             --
                                             ------------     -------------    -------------
         Total distributions to shareholders   (2,925,450)       (3,560,546)     (14,142,055)
---------------------------------------------------------------------------------------------

NET CAPITAL SHARE TRANSACTIONS               (237,050,335)     (237,911,017)    (117,460,299)
                                             ------------     -------------    -------------
   Net increase (decrease) in net assets     (237,050,335)     (237,911,017)    (117,460,299)
---------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of period                        898,163,881     1,136,074,898    1,253,535,197
   End of period                              661,113,546       898,163,881    1,136,074,898
                                             ------------     -------------    -------------
   Undistributed (overdistributed) net
       investment income at end of period              --                --               --


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 134-135

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                            COMMON STOCK FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)            AUGUST 31, 2003 (b)           DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                              64,115      1,177,263          10,945         170,123          2,138         31,961
   Proceeds received in connection
     with merger                                  --             --              --              --             --             --
   Distributions reinvested                       36            655              --              --              2             24
   Redemptions                               (10,766)      (202,298)           (117)         (1,878)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                           53,385        975,620          10,828         168,245          2,140         31,985

CLASS B
   Subscriptions                             107,474      1,972,354          36,205         551,074          7,642        117,918
   Distributions reinvested                       --             --              --              --             25            365
   Redemptions                               (28,529)      (521,700)         (7,327)       (107,471)          (328)        (5,120)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                           78,945      1,450,654          28,878         443,603          7,339        113,163

CLASS C
   Subscriptions                               9,537        173,802              --              --             --             --
   Redemptions                                (8,096)      (153,076)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                            1,441         20,726              --              --             --             --

CLASS D
   Subscriptions                               1,445         24,548          16,394         259,863          2,972         46,518
   Distributions reinvested                       --             --              --              --              7            105
   Redemptions                                  (808)       (14,636)        (11,846)       (192,430)          (968)       (14,682)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase (decrease)                   637          9,912           4,548          67,433          2,011         31,941

CLASS G
   Subscriptions                                  --             --              --              --             --             --
   Proceeds received in connection
     with merger                                  --             --              --              --             --             --
   Redemptions                                    --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase (decrease)                    --             --              --              --             --             --

CLASS Z
   Subscriptions                           3,255,220     60,420,176       3,346,207      52,008,289      7,624,871    129,705,574*
   Proceeds received in connection
     with merger                                  --             --              --              --             --             --
   Distributions reinvested                  124,008      2,261,915              --              --        153,392      2,267,130
   Redemptions                           (11,416,152)  (212,061,766)     (6,523,031)   (102,375,697)   (13,944,732)  (232,525,563)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net decrease                       (8,036,924)  (149,379,675)     (3,176,824)    (50,367,408)    (6,166,469)  (100,552,859)




                                                                               GROWTH FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)            AUGUST 31, 2003 (b)           DECEMBER 31, 2002 (d)
                                         --------------------------     --------------------------     --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES      DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                              60,274      1,566,301          50,514       1,127,877          6,415        135,724
   Proceeds received in connection
     with merger                                  --             --              --              --        142,906      3,133,045
   Distributions reinvested                       --             --              --              --             --             --
   Redemptions                               (44,945)    (1,160,956)        (26,317)       (600,530)        (1,651)       (35,026)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                           15,329        405,345          24,197         527,347        147,670      3,233,743

CLASS B
   Subscriptions                              68,478      1,760,207          31,960         722,252          5,492        119,511
   Distributions reinvested                       --             --              --              --             --             --
   Redemptions                                (9,246)      (238,352)         (5,060)       (113,169)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                           59,232      1,521,855          26,900         609,083          5,492        119,511

CLASS C
   Subscriptions                              12,996        335,297              --              --             --             --
   Redemptions                                (4,898)      (126,885)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase                            8,098        208,412              --              --             --             --

CLASS D
   Subscriptions                               4,931        120,807          13,491         309,866          4,966        105,516
   Distributions reinvested                       --             --              --              --             --             --
   Redemptions                               (10,160)      (252,432)         (6,462)       (148,435)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase (decrease)                (5,229)      (131,625)          7,029         161,431          4,966        105,516

CLASS G
   Subscriptions                               4,481        115,330           5,008         110,114            780         16,449
   Proceeds received in connection
     with merger                                  --             --              --              --        668,443     14,636,657
   Redemptions                               (81,959)    (2,115,829)        (58,288)     (1,271,125)       (11,143)      (235,662)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net increase (decrease)               (77,478)    (2,000,499)        (53,280)     (1,161,011)       658,080     14,417,444

CLASS Z
   Subscriptions                           4,176,203    108,867,109       3,770,779      84,770,150      6,673,385    165,334,435
   Proceeds received in connection
     with merger                                  --             --              --              --      4,131,819     90,545,496
   Distributions reinvested                       --             --              --              --            100          2,235
   Redemptions                            (9,500,046)  (247,836,369)     (5,869,216)   (128,773,493)   (14,167,826)  (346,428,134)
                                         -----------   ------------     -----------   -------------    -----------   ------------
       Net decrease                       (5,323,843)  (138,969,260)     (2,098,437)    (44,003,343)    (3,362,522)   (90,545,968)


* Includes $4,174 of securities received in an in-kind transfer.

(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(d) Effective November 1, 2002, the Fund began offering five classes of shares: Class A, Class B, Class D, Class G and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 136-137

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                         INTERNATIONAL STOCK FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                             373,131      4,764,290         179,774       1,838,487        103,222      1,040,525
   Proceeds received in connection
     with merger                                  --             --              --              --      2,026,408     20,243,813
   Redemptions                              (433,072)    (5,595,729)       (278,832)     (2,814,836)      (120,925)    (1,215,758)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                (59,941)      (831,439)        (99,058)       (976,349)     2,008,705     20,068,580

CLASS B
   Subscriptions                             257,984      3,329,492         117,506       1,216,734         49,073        492,261
   Proceeds received in connection
     with merger                                  --             --              --              --      1,117,525     11,164,070
   Redemptions                              (378,452)    (4,865,635)       (289,533)     (2,950,070)       (76,334)      (768,135)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)               (120,468)    (1,536,143)       (172,027)     (1,733,336)     1,090,264     10,888,196

CLASS C
   Subscriptions                              77,717        997,912              --              --             --             --
   Redemptions                               (28,604)      (374,843)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase                            49,113        623,069              --              --             --             --

CLASS D
   Subscriptions                               8,022        101,833          67,591         669,176         16,230        162,310
   Proceeds received in connection
     with merger                                  --             --              --              --         56,019        559,632
   Redemptions                                (7,016)       (89,891)        (65,502)       (642,271)       (18,196)      (181,537)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                  1,006         11,942           2,089          26,905         54,053        540,405

CLASS G
   Subscriptions                                  --             --              --              --             --             --
   Proceeds received in connection
     with merger                                  --             --              --              --             --             --
   Redemptions                                    --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                     --             --              --              --             --             --

CLASS T
   Subscriptions                                  --             --              --              --             --             --
   Proceeds received in connection
     with merger                                  --             --              --              --             --             --
   Redemptions                                    --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                     --             --              --              --             --             --

CLASS Z
   Subscriptions                          26,956,809    352,679,563      12,787,173     132,219,531     14,151,430    150,103,257
   Proceeds received in connection
     with merger                                  --             --              --              --      1,426,094     14,246,687
   Distributions reinvested                   44,157        563,444              --              --         48,107        478,672
   Redemptions                            (6,345,590)   (84,115,655)     (5,233,439)    (52,772,540)   (12,634,316)  (134,815,113)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)             20,655,376    269,127,352       7,553,734      79,446,991      2,991,315     30,013,503





                                                                           MID CAP GROWTH FUND
                                         ----------------------------------------------------------------------------------------
                                                YEAR ENDED                     PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (d)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
   Subscriptions                             291,660      5,434,656         389,366       6,472,166         15,672        237,394
   Proceeds received in connection
     with merger                                  --             --              --              --         68,335      1,049,181
   Redemptions                              (280,956)    (5,162,016)       (219,073)     (3,745,690)        (4,112)       (61,507)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                 10,704        272,640         170,293       2,726,476         79,895      1,225,068

CLASS B
   Subscriptions                             125,421      2,339,336          47,439         745,476          7,078        106,916
   Proceeds received in connection
     with merger                                  --             --              --              --        230,587      3,540,022
   Redemptions                               (58,231)    (1,066,216)        (40,673)       (637,724)        (8,494)      (127,352)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                 67,190      1,273,120           6,766         107,752        229,171      3,519,586

CLASS C
   Subscriptions                              35,421        677,522              --              --             --             --
   Redemptions                                (5,599)      (102,551)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase                            29,822        574,971              --              --             --             --

CLASS D
   Subscriptions                               3,419         61,969          18,375         281,516         11,403        172,855
   Proceeds received in connection
     with merger                                  --             --              --              --         18,373        282,040
   Redemptions                                (8,721)      (155,931)         (6,698)       (106,816)          (431)        (6,374)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                 (5,302)       (93,962)         11,677         174,700         29,345        448,521

CLASS G
   Subscriptions                               1,362         25,257           1,272          19,333            222          3,363
   Proceeds received in connection
     with merger                                  --             --              --              --         51,696        794,054
   Redemptions                                (7,466)      (136,718)         (7,460)       (114,734)          (913)       (13,602)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)                 (6,104)      (111,461)         (6,188)        (95,401)        51,005        783,815

CLASS T
   Subscriptions                              26,462        498,501          22,853         357,740          1,181         17,735
   Proceeds received in connection
     with merger                                  --             --              --              --      1,766,763     27,163,275
   Redemptions                              (195,050)    (3,653,424)       (127,510)     (2,002,189)       (12,506)      (187,071)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)               (168,588)    (3,154,923)       (104,657)     (1,644,449)     1,755,438     26,993,939

CLASS Z
   Subscriptions                           6,071,998    114,038,896      15,558,486     243,718,260     23,256,300    377,870,023
   Proceeds received in connection
     with merger                                  --             --              --              --     16,875,517    259,343,536
   Distributions reinvested                       --             --              --              --             --            --
   Redemptions                           (12,860,265)  (240,032,810)    (15,158,849)   (237,069,456)   (25,658,966)  (417,250,145)
                                         -----------   ------------     -----------   -------------    -----------   ------------
      Net increase (decrease)             (6,788,267)  (125,993,914)        399,637       6,648,804     14,472,851    219,963,414


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c)  Effective November 1, 2002, the Fund began offering four classes of shares:
     Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(d)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 138-139

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                          SMALL CAP GROWTH FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                              AUGUST 31, 2004               AUGUST 31, 2003 (a)            DECEMBER 31, 2002
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                                 --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                              --             --              --              --             --             --

CLASS B
    Subscriptions                                 --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                              --             --              --              --             --             --

CLASS C
    Subscriptions                                 --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                              --             --              --              --             --             --

CLASS D
    Subscriptions                                 --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)                   --             --              --              --             --             --

CLASS Z
    Subscriptions                         10,261,845    240,997,658       8,361,804     154,165,644     19,739,178    396,004,404
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                          (14,285,853)  (332,254,314)     (9,108,258)   (159,924,003)   (17,331,161)  (327,998,840)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (4,024,008)   (91,256,656)       (746,454)     (5,758,359)     2,408,017     68,005,564




                                                                         REAL ESTATE EQUITY FUND
                                         ----------------------------------------------------------------------------------------
                                                YEAR ENDED                     PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (b)             AUGUST 31, 2003 (a)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                          1,626,030     36,784,752         655,533      12,613,973         50,286        889,637
    Distributions reinvested                  38,787        907,726           2,966          56,728            614         10,830
    Redemptions                             (974,687)   (22,619,991)       (121,571)     (2,319,879)           (41)          (701)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         690,130     15,072,487         536,928      10,350,822         50,859        899,766

CLASS B
    Subscriptions                            294,726      6,857,490         178,356       3,330,663         59,855      1,057,426
    Distributions reinvested                   7,307        170,161             860          16,519            426          7,526
    Redemptions                              (90,228)    (2,141,291)        (12,411)       (241,060)           (27)          (486)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         211,805      4,886,360         166,805       3,106,122         60,254      1,064,466

CLASS C
    Subscriptions                            106,764      2,516,283              --              --             --             --
    Distributions reinvested                     954         22,917              --              --             --             --
    Redemptions                              (13,730)      (323,033)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          93,988      2,216,167              --              --             --             --

CLASS D
    Subscriptions                             45,881      1,008,069         147,439       2,763,824         20,247        355,423
    Distributions reinvested                   4,705        107,738             775          14,883            234          4,139
    Redemptions                              (56,804)    (1,309,816)         (3,893)        (76,027)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               (6,218)      (194,009)        144,321       2,702,680         20,481        359,562

CLASS Z
    Subscriptions                         15,372,264    353,978,184      19,396,080     358,557,734     33,091,005    607,721,107
    Distributions reinvested               1,287,979     29,504,145         497,422       9,407,709      1,648,657     30,201,439
    Redemptions                          (24,582,645)  (571,096,418)    (21,373,984)   (393,631,516)   (25,701,989)  (466,134,043)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (7,922,402)  (187,614,089)     (1,480,482)    (25,666,073)     9,037,673    171,788,503


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class C shares were initially offered on October 13, 2003.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 140-141

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                             TECHNOLOGY FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                            SHARES      DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                            618,899      4,301,075         170,882         795,971            266          1,013
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                             (249,120)    (1,754,239)       (107,548)       (503,942)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              369,779      2,546,836          63,334         292,029            266          1,013

CLASS B
    Subscriptions                            504,341      3,487,212         256,020       1,267,177          1,777          6,709
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Redemptions                             (373,299)    (2,552,196)        (45,189)       (239,637)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         131,042        935,016         210,831       1,027,540          1,777          6,709

CLASS C
    Subscriptions                             92,300        649,419              --              --             --             --
    Redemptions                              (16,223)      (116,780)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          76,077        532,639              --              --             --             --

CLASS D
    Subscriptions                              7,740         48,269          24,865         123,446            263          1,000
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Redemptions                               (6,929)       (49,293)        (22,619)       (115,105)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)                  811         (1,024)          2,246           8,341            263          1,000

CLASS Z
    Subscriptions                          5,040,767     35,087,433       4,006,292      18,434,013      2,055,133     10,220,887
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                           (3,732,749)   (26,213,812)     (2,819,286)    (12,505,086)    (1,621,025)    (7,491,197)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)            1,308,018      8,873,621       1,187,006       5,928,927        434,108      2,729,690




                                                                         STRATEGIC INVESTOR FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                          2,239,525     40,978,091          75,306       1,062,103         16,466        220,586
    Proceeds received in connection
     with merger                                  --             --              --              --      4,196,653     54,514,520
    Distributions reinvested                  13,874        239,722              --              --             --            --
    Redemptions                             (602,009)   (10,711,424)       (383,804)     (5,265,019)      (135,115)    (1,789,207)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)            1,651,390     30,506,389        (308,498)     (4,202,916)     4,078,004     52,945,899

CLASS B
    Subscriptions                          1,117,349     20,292,528          63,797         901,976         23,766        316,907
    Proceeds received in connection
     with merger                                  --             --              --              --        163,845      2,128,341
    Redemptions                             (117,595)    (2,110,515)        (28,440)       (390,511)        (8,208)      (108,351)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         999,754     18,182,013          35,357         511,465        179,403      2,336,897

CLASS C
    Subscriptions                            842,913     15,346,291              --              --             --             --
    Redemptions                              (27,681)      (499,929)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         815,232     14,846,362              --              --             --             --

CLASS D
    Subscriptions                              1,168         20,852          27,649         397,532          1,170         15,708
    Proceeds received in connection
     with merger                                  --             --              --              --         27,645        359,105
    Redemptions                               (7,595)      (136,369)        (10,199)       (149,190)        (1,702)       (22,407)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               (6,427)      (115,517)         17,450         248,342         27,113        352,406

CLASS Z
    Subscriptions                          5,588,367    100,270,955       5,892,671      84,681,724     24,026,235    352,586,497
    Proceeds received in connection
     with merger                                  --             --              --              --        180,824      2,348,913
    Distributions reinvested                  85,074      1,470,072              --              --        171,442      2,187,604
    Redemptions                           (5,130,203)   (91,076,386)     (7,620,153)   (105,413,125)   (18,027,370)  (244,650,805)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              543,238     10,664,641      (1,727,482)    (20,731,401)     6,351,131    112,472,209


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 142-143

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                              BALANCED FUND
                                         ----------------------------------------------------------------------------------------
                                                YEAR ENDED                     PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                            110,630      2,249,214          33,607         621,075          8,288        147,819
    Distributions reinvested                   1,059         21,473             155           2,818             38            668
    Redemptions                              (16,827)      (342,215)         (7,153)       (133,619)            (1)           (20)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               94,862      1,928,472          26,609         490,274          8,325        148,467

CLASS B
    Subscriptions                            254,329      5,127,102         157,057       2,842,073         34,842        622,186
    Distributions reinvested                   1,523         30,867             424           7,724            118          2,064
    Redemptions                              (63,198)    (1,271,030)        (17,361)       (311,808)          (285)        (5,115)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              192,654      3,886,939         140,120       2,537,989         34,675        619,135

CLASS C
    Subscriptions                             41,424        839,284              --              --             --             --
    Distributions reinvested                     136          2,777              --              --             --             --
    Redemptions                               (4,752)       (94,839)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          36,808        747,222              --              --             --             --

CLASS D
    Subscriptions                              7,349        141,785          27,277         487,690         25,391        456,181
    Distributions reinvested                     194          3,858             152           2,764            100          1,738
    Redemptions                              (29,534)      (593,961)        (12,719)       (224,597)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              (21,991)      (448,318)         14,710         265,857         25,491        457,919

CLASS G
    Subscriptions                                 --             --              --              --             --             --
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)                   --             --              --              --             --             --

CLASS T
    Subscriptions                                 --             --              --              --             --             --
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Distributions reinvested                      --             --              --              --             --             --
    Redemptions                                   --             --              --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)                   --             --              --              --             --             --

CLASS Z
    Subscriptions                          3,762,668     75,662,935       3,932,560      71,002,827      6,801,092    129,567,321
    Proceeds received in connection
     with merger                                  --             --              --              --             --             --
    Distributions reinvested                 535,817     10,708,630         379,248       6,864,708      1,137,024     20,929,510
    Redemptions                          (13,282,884)  (267,556,516)     (9,102,129)   (162,992,982)   (17,367,916)  (325,499,332)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (8,984,399)  (181,184,951)     (4,790,321)    (85,125,447)    (9,429,800)  (175,002,501)




                                                                           SHORT TERM BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)           DECEMBER 31, 2002 (d)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                          2,363,890     20,470,127       4,593,712      40,026,783        648,705      5,597,578
    Distributions reinvested                  55,629        481,353          23,346         203,076            712          6,168
    Redemptions                           (3,483,902)   (30,155,847)       (935,142)     (8,119,243)       (10,279)       (88,636)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (1,064,383)    (9,204,367)      3,681,916      32,110,616        639,138      5,515,110

CLASS B
    Subscriptions                          1,020,370      8,811,024       2,912,411      25,355,903        724,659      6,252,006
    Distributions reinvested                  28,513        246,689          15,236         132,630            571          4,943
    Redemptions                           (1,268,886)   (10,976,173)       (522,269)     (4,540,064)        (3,436)       (29,668)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)             (220,003)    (1,918,460)      2,405,378      20,948,469        721,794      6,227,281

CLASS C
    Subscriptions                            446,619      3,866,656              --              --             --             --
    Distributions reinvested                   3,243         28,007              --              --             --             --
    Redemptions                              (87,871)      (758,972)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         361,991      3,135,691              --              --             --             --

CLASS D
    Subscriptions                            195,345      1,693,396       1,835,008      15,983,699        630,014      5,435,948
    Distributions reinvested                  25,582        221,473          15,226         132,466          1,027          8,883
    Redemptions                           (1,232,826)   (10,651,859)       (305,609)     (2,657,104)       (28,832)      (248,791)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (1,011,899)    (8,736,990)      1,544,625      13,459,061        602,209      5,196,040

CLASS G
    Subscriptions                                584          5,059          19,116         168,060          8,127         69,466
    Proceeds received in connection
     with merger                                  --             --              --              --        208,508      1,797,110
    Distributions reinvested                   2,071         17,922           2,089          18,273            235          2,041
    Redemptions                              (67,631)      (585,284)        (50,125)       (437,235)          (730)        (6,301)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              (64,976)      (562,303)        (28,920)       (250,902)       216,140      1,862,316

CLASS T
    Subscriptions                             49,312        426,415         364,019       3,195,681         63,115        544,886
    Proceeds received in connection
     with merger                                  --             --              --              --      3,594,178     30,982,225
    Distributions reinvested                  51,571        446,329          45,992         397,049          5,002         43,369
    Redemptions                             (926,216)    (7,999,639)       (694,581)     (6,031,954)      (104,000)      (898,480)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)             (825,333)    (7,126,895)       (284,570)     (2,439,224)     3,558,295     30,672,000

CLASS Z
    Subscriptions                         27,479,655    237,930,286      33,169,321     289,096,535     16,131,131    138,763,864
    Proceeds received in connection
     with merger                                  --             --              --              --     22,121,411    190,685,846
    Distributions reinvested                 389,324      3,368,689         312,399       2,717,394        426,395      3,668,146
    Redemptions                          (27,927,420)  (241,618,684)    (19,471,607)   (169,227,269)    (9,419,905)   (80,968,926)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              (58,441)      (319,709)     14,010,113     122,586,660     29,259,032    252,148,930


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

(d)  Effective November 1, 2002, the Fund began offering six classes of shares:
     Class A, Class B, Class D, Class G, Class T and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 144-145

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                       FIXED INCOME SECURITIES FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                            428,638      5,773,085         726,952       9,909,718         69,868        939,670
    Distributions reinvested                  23,362        314,190           4,853          65,705             19            252
    Redemptions                             (220,544)    (2,972,153)       (239,158)     (3,233,766)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         231,456      3,115,122         492,647       6,741,657         69,887        939,922

CLASS B
    Subscriptions                            118,362      1,602,183         262,519       3,564,890        108,490      1,456,255
    Distributions reinvested                   8,019        107,908           3,019          41,001            148          1,998
    Redemptions                             (135,602)    (1,820,197)        (43,299)       (588,947)          (257)        (3,454)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               (9,221)      (110,106)        222,239       3,016,944        108,381      1,454,799

CLASS C
    Subscriptions                             17,216        232,958              --              --             --             --
    Distributions reinvested                     209          2,809              --              --             --             --
    Redemptions                               (5,682)       (76,813)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          11,743        158,954              --              --             --             --

CLASS D
    Subscriptions                              2,595         34,899         226,577       3,084,131         31,506        421,439
    Distributions reinvested                   3,148         42,410           1,525          20,715             38            510
    Redemptions                              (73,680)      (981,085)        (62,333)       (849,629)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)              (67,937)      (903,776)        165,769       2,255,217         31,544        421,949

CLASS Z
    Subscriptions                          5,273,336     71,044,891      13,907,825     189,047,650     22,424,154    299,097,456
    Distributions reinvested               1,165,214     15,695,834       1,009,178      13,708,472      1,948,592     25,971,318
    Redemptions                          (20,329,678)  (273,815,667)    (17,459,206)   (236,640,077)   (19,120,878)  (254,637,100)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)          (13,891,128)  (187,074,942)     (2,542,203)    (33,883,955)     5,251,868     70,431,674




                                                                       NATIONAL MUNICIPAL BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                    PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)           DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                             99,258      1,025,824          53,632         553,278          6,496         66,135
    Distributions reinvested                   2,972         30,460             578           5,930             41            425
    Redemptions                              (16,680)      (167,045)        (21,357)       (221,347)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          85,550        889,239          32,853         337,861          6,537         66,560

CLASS B
    Subscriptions                             27,156        280,129          59,020         608,830         21,761        222,588
    Distributions reinvested                   1,592         16,368             460           4,713             89            906
    Redemptions                              (13,453)      (138,405)         (7,781)        (79,981)       (14,822)      (150,595)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               15,295        158,092          51,699         533,562          7,028         72,899

CLASS C
    Subscriptions                             79,238        814,330              --              --             --             --
    Distributions reinvested                   1,646         16,916              --              --             --             --
    Redemptions                              (45,604)      (462,894)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          35,280        368,352              --              --             --             --

CLASS D
    Subscriptions                              4,795         49,669          39,862         410,170          8,119         83,038
    Distributions reinvested                     831          8,544             291           2,986             32            322
    Redemptions                               (7,399)       (75,050)         (1,214)        (12,486)        (3,292)       (33,443)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)               (1,773)       (16,837)         38,939         400,670          4,859         49,917

CLASS Z
    Subscriptions                            708,002      7,280,818         592,742       6,133,480      1,109,593     11,268,258
    Distributions reinvested                  45,767        470,822          37,677         387,633         64,411        649,959
    Redemptions                           (1,011,506)   (10,382,780)       (812,144)     (8,377,987)      (981,956)    (9,873,648)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)             (257,737)    (2,631,140)       (181,725)     (1,856,874)       192,048      2,044,569


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 146-147

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                        OREGON MUNICIPAL BOND FUND
                                         ----------------------------------------------------------------------------------------
                                                 YEAR ENDED                     PERIOD ENDED                   YEAR ENDED
                                             AUGUST 31, 2004 (a)            AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)        SHARES      DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                            170,654      2,095,832         143,490       1,801,219         37,901        471,456
    Distributions reinvested                   6,574         81,626           1,224          15,231            236          2,929
    Redemptions                              (56,206)      (688,255)         (8,295)       (103,112)            --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                         121,022      1,489,203         136,419       1,713,338         38,137        474,385

CLASS B
    Subscriptions                             35,938        446,223          52,585         657,645         33,682        419,900
    Distributions reinvested                   2,314         28,769             334           4,158            170          2,114
    Redemptions                              (24,250)      (302,376)         (1,187)        (15,171)        (3,990)       (49,521)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          14,002        172,616          51,732         646,632         29,862        372,493

CLASS C
    Subscriptions                             22,201        277,202              --              --             --             --
    Distributions reinvested                     227          2,808              --              --             --             --
    Redemptions                                  (84)        (1,027)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                          22,344        278,983              --              --             --             --

CLASS D
    Subscriptions                             12,020        148,564          51,705         648,502         37,686        472,508
    Distributions reinvested                   2,010         24,984             628           7,849            109          1,356
    Redemptions                               (7,665)       (95,185)        (31,042)       (389,956)        (1,979)       (24,640)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)                6,365         78,363          21,291         266,395         35,816        449,224

CLASS Z
    Subscriptions                          3,104,735     38,548,478      10,541,884     131,976,815     13,500,076    167,348,905
    Distributions reinvested               1,524,565     18,948,258         910,985      11,381,588      1,896,736     23,528,226
    Redemptions                           (9,361,486)  (115,760,679)    (12,534,293)   (156,819,380)   (15,383,205)  (190,394,095)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (4,732,186)   (58,263,943)     (1,081,424)    (13,460,977)        13,607        483,036




                                                                             HIGH YIELD FUND
                                         ----------------------------------------------------------------------------------------
                                                YEAR ENDED                     PERIOD ENDED                    YEAR ENDED
                                            AUGUST 31, 2004 (a)             AUGUST 31, 2003 (b)          DECEMBER 31, 2002 (c)
                                         --------------------------     ---------------------------    --------------------------
                                           SHARES       DOLLARS ($)       SHARES       DOLLARS ($)       SHARES       DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
    Subscriptions                         26,673,537    230,909,589      25,041,610     213,784,547      4,382,301     36,558,214
    Distributions reinvested               1,708,530     14,793,686         450,683       3,856,013         10,597         88,687
    Redemptions                          (12,505,103)  (108,035,805)     (6,784,180)    (57,991,328)      (329,642)    (2,758,792)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                      15,876,964    137,667,470      18,708,113     159,649,232      4,063,256     33,888,109

CLASS B
    Subscriptions                          3,063,956     26,566,619       9,063,139      77,330,185      2,007,189     16,716,021
    Distributions reinvested                 405,219      3,509,869         148,406       1,269,735          3,910         32,718
    Redemptions                           (2,325,212)   (20,086,982)       (609,559)     (5,189,719)       (14,669)      (122,617)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                       1,143,963      9,989,506       8,601,986      73,410,201      1,996,430     16,626,122

CLASS C
    Subscriptions                          2,692,176     23,449,925              --              --             --             --
    Distributions reinvested                  40,122        346,368              --              --             --             --
    Redemptions                             (416,181)    (3,598,943)             --              --             --             --
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase                       2,316,117     20,197,350              --              --             --             --

CLASS D
    Subscriptions                          1,187,729     10,250,062      10,747,325      91,694,699      2,151,932     17,940,183
    Distributions reinvested                 379,149      3,285,854         172,120       1,472,483          4,089         34,217
    Redemptions                           (3,773,325)   (32,589,124)       (873,716)     (7,476,795)          (154)        (1,285)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (2,206,447)   (19,053,208)     10,045,729      85,690,387      2,155,867     17,973,115

CLASS Z
    Subscriptions                         71,607,065    621,117,899     100,424,297     857,268,253     89,490,322    756,219,396
    Distributions reinvested               5,291,757     45,884,199       3,670,269      31,357,503      3,386,949     28,634,236
    Redemptions                          (81,442,188)  (706,874,478)    (47,029,601)   (401,243,637)   (35,810,741)  (301,863,222)
                                         -----------   ------------     -----------   -------------    -----------   ------------
        Net increase (decrease)           (4,543,366)   (39,872,380)     57,064,965     487,382,119     57,066,530    482,990,410


(a)  Class C shares were initially offered on October 13, 2003.

(b)  The Fund changed its fiscal year end from December 31 to August 31.

(c) Effective November 1, 2002, the Fund began offering four classes of shares: Class A, Class B, Class D and Class Z shares. Prior to November 1, 2002, the Fund was single class, which was subsequently renamed Class Z shares.

                See Accompanying Notes to Financial Statements.

                                 Spread 148-149

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  COLUMBIA FUNDS



                                                                     DAILY INCOME COMPANY
                               ------------------------------------------------------------------------------------------------
                                        YEAR ENDED                     PERIOD ENDED                       YEAR ENDED
                                      AUGUST 31, 2004              AUGUST 31, 2003 (a)                DECEMBER 31, 2002
                               ----------------------------    ----------------------------    --------------------------------
                                  SHARES        DOLLARS ($)       SHARES        DOLLARS ($)       SHARES           DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Z
   Subscriptions                522,717,108     522,717,108     468,052,097     468,052,097     1,214,530,352     1,214,530,352
   Distributions reinvested       2,669,462       2,669,462       4,068,237       4,068,237        14,408,323        14,408,323
   Redemptions                 (762,436,905)   (762,436,905)   (710,031,351)   (710,031,351)   (1,346,398,974)   (1,346,398,974)
                               ------------    ------------    ------------    ------------    --------------    --------------
       Net decrease            (237,050,335)   (237,050,335)   (237,911,017)   (237,911,017)     (117,460,299)     (117,460,299)


(a)  The Fund changed its fiscal year end from December 31 to August 31.

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS __________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

NOTE 1. ORGANIZATION

The Columbia Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

   Columbia Common Stock Fund
   Columbia Growth Fund
   Columbia International Stock Fund
   Columbia Mid Cap Growth Fund
   Columbia Small Cap Growth Fund
   Columbia Real Estate Equity Fund
   Columbia Technology Fund
   Columbia Strategic Investor Fund
   Columbia Balanced Fund
   Columbia Short Term Bond Fund
   Columbia Fixed Income Securities Fund
   Columbia National Municipal Bond Fund
   Columbia Oregon Municipal Bond Fund
   Columbia High Yield Fund
   Columbia Daily Income Company

All Funds are diversified except for the Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Municipal Bond Fund, which are non-diversified.

INVESTMENT GOALS

The Columbia Common Stock Fund seeks capital appreciation by investing primarily in common stocks of large capitalization, well-established companies. The Columbia Growth Fund seeks capital appreciation by investing in stocks of companies expected to experience long-term, above average earnings growth. The Columbia International Stock Fund seeks long-term capital appreciation by investing in stocks issued by companies from at least three countries outside the United States. The Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell MidCap Index. The Columbia Small Cap Growth Fund seeks capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Columbia Technology Fund seeks capital appreciation by investing in stocks of technology companies that may benefit from technological improvements, advancements or developments. The Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. The Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. The Columbia Short Term Bond Fund seeks a high level of current income consistent with a high degree of principal stability by investing primarily in short-term, investment-grade, fixed income securities. The Columbia Fixed Income Securities Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Columbia National Municipal Bond Fund seeks a high level of income exempt from federal income tax by investing primarily in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions. The Columbia Oregon Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing primarily in municipal securities issued by the state of Oregon. The Columbia High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities. The Columbia Daily Income Company seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities.

FUND SHARES

Each Fund may issue unlimited shares. Each of the Funds, except the Columbia Growth Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Short Term Bond Fund and Columbia Daily Income Company, offer five classes of shares: Class A, Class B, Class C, Class D and Class Z. The Columbia Small Cap Growth Fund and Columbia Daily Income Company offer only Class Z shares. The Columbia Growth Fund offers six classes of shares: Class A, Class B, Class C, Class D, Class G and Class Z. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund offer seven classes of shares:

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

Class A, Class B, Class C, Class D, Class G, Class T and Class Z. The Class C shares commenced operations effective October 13, 2003 for all Funds except the Columbia Small Cap Growth Fund and Columbia Daily Income Company. Each share class has its own expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class D shares are subject to a front-end sales charge of 1.00% and a 1.00% CDSC on shares sold within one year after purchase. Effective October 13, 2003, Class D shares are closed to all new investors and new accounts. Existing Class D shareholders will be able to make additional purchases at any time. In addition, the Class D front-end sales charge of 1.00% is waived effective October 13, 2003. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Columbia Special Fund, Columbia Small Cap Fund and Columbia Strategic Value Fund were renamed Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund and Columbia Strategic Investor Fund, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Funds' Board of Directors, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Directors.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Directors.

The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for fair valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

Securities in the Columbia Daily Income Company are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Certain Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

DELAYED DELIVERY SECURITIES

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective March 1, 2004, the Strategic Investor Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

                                             DECREASE IN UNDISTRIBUTED
     DECREASE IN COST                          NET INVESTMENT INCOME
     ----------------                        -------------------------
        $ 61,074                                      $ 61,074

The effect of the change for the year ended August 31, 2004 is as follows:

                                                    DECREASE IN
     DECREASE IN COST                             DIVIDEND INCOME
     ----------------                             ---------------
         $ 24,216                                    $ 24,216

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Bond Fund. For all other Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Fund, based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Columbia Common Stock Fund, Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of the Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, and Columbia High Yield Fund are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared daily and paid daily. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments, distribution reclassifications, foreign capital gains tax, net operating loss reclassifications, REIT adjustments, market discount reclassification adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS



                                          UNDISTRIBUTED
                                        (OVERDISTRIBUTED)
                                         OR ACCUMULATED       ACCUMULATED
                                         NET INVESTMENT      NET REALIZED        PAID-IN
                                          INCOME (LOSS)       GAIN (LOSS)        CAPITAL
                                        ---------------------------------------------------
Columbia Common Stock Fund ..........   $              --    $          --    $          --
Columbia Growth Fund ................             305,651               --         (305,651)
Columbia International Stock Fund ...          (1,411,129)       1,411,129               --
Columbia Mid Cap Growth Fund ........           7,722,780           68,419       (7,791,199)
Columbia Small Cap Growth Fund ......           6,909,177          200,237       (7,109,414)
Columbia Real Estate Equity Fund ....          (3,970,081)       9,666,660       (5,696,579)
Columbia Technology Fund ............             495,514            4,082         (499,596)
Columbia Strategic Investor Fund ....            (299,595)         299,595               --
Columbia Balanced Fund ..............             320,237         (320,237)              --
Columbia Short Term Bond Fund .......             178,354         (178,354)              --
Columbia Fixed Income Securities Fund             863,580         (863,580)              --
Columbia National Municipal Bond Fund               1,376           (1,375)              (1)
Columbia Oregon Municipal Bond Fund .             (26,678)          26,678               --
Columbia High Yield Fund ............           3,758,733       (3,758,733)              --
Columbia Daily Income Company .......                  --               --               --


Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended
August 31, 2004, the period ended August 31, 2003 and the year ended December 31, 2002 was as follows:



                                                       YEAR ENDED AUGUST 31, 2004
                                        ----------------------------------------------------------
                                        TAX-EXEMPT     ORDINARY        LONG-TERM
                                          INCOME        INCOME*      CAPITAL GAINS       TOTAL
                                        ----------------------------------------------------------
Columbia Common Stock Fund ..........   $        --   $  2,317,519   $          --   $   2,317,519
Columbia International Stock Fund ...            --      1,290,808              --       1,290,808
Columbia Real Estate Equity Fund ....            --     32,144,710       7,814,165      39,958,875
Columbia Strategic Investor Fund ....            --      1,745,832              --       1,745,832
Columbia Balanced Fund ..............            --     10,897,644              --      10,897,644
Columbia Short Term Bond Fund .......            --     11,567,348              --      11,567,348
Columbia Fixed Income Securities Fund            --     17,387,062              --      17,387,062
Columbia National Municipal Bond Fund       540,162          7,054         115,247         662,463
Columbia Oregon Municipal Bond Fund .    18,792,984         95,636       5,369,297      24,257,917
Columbia High Yield Fund ............            --    110,686,435              --     110,686,435
Columbia Daily Income Fund ..........            --      2,925,450              --       2,925,450




                                                       PERIOD ENDED AUGUST 31, 2003
                                        ----------------------------------------------------------
                                        TAX-EXEMPT      ORDINARY       LONG-TERM
                                          INCOME         INCOME*     CAPITAL GAINS       TOTAL
                                        ----------------------------------------------------------
Columbia Real Estate Equity Fund ....   $        --   $ 11,900,435   $          --   $  11,900,435
Columbia Balanced Fund ..............            --      6,968,577              --       6,968,577
Columbia Short Term Bond Fund .......            --      7,429,972              --       7,429,972
Columbia Fixed Income Securities Fund            --     14,327,387              --      14,327,387
Columbia National Municipal Bond Fund       432,316          2,844          10,985         446,145
Columbia Oregon Municipal Bond Fund .    14,166,830         24,229         280,860      14,471,919
Columbia High Yield Fund ............            --     53,476,396              --      53,476,396
Columbia Daily Income Company .......            --      3,560,546              --       3,560,546


________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS



                                                                 YEAR ENDED DECEMBER 31, 2002
                                          --------------------------------------------------------------------------
                                          TAX-EXEMPT     ORDINARY        LONG-TERM      TAX RETURN
                                            INCOME        INCOME*      CAPITAL GAINS    OF CAPITAL        TOTAL
                                          --------------------------------------------------------------------------
Columbia Common Stock Fund ............   $        --   $  2,325,610   $          --   $          --   $   2,325,610
Columbia International Stock Fund .....            --        102,850              --         403,799         506,649
Columbia Real Estate Equity Fund ......            --     29,918,034              --       3,915,328      33,833,362
Columbia Strategic Investor Fund ......            --      2,143,571          71,885              --       2,215,456
Columbia Balanced Fund ................            --     21,206,395              --              --      21,206,395
Columbia Short Term Bond Fund .........            --      3,936,894              --              --       3,936,894
Columbia Fixed Income Securities Fund .            --     25,343,852              --              --      25,343,852
Columbia National Municipal Bond Fund .       599,360          2,439          64,967              --         666,769
Columbia Oregon Municipal Bond Fund ...    22,352,069        200,224       4,822,914              --      27,375,207
Columbia High Yield Fund ..............            --     30,342,904              --              --      30,342,904
Columbia Daily Income Fund ............            --     14,142,055              --              --      14,142,055


* For tax purposes short-term capital gains distribution, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:



                                        UNDISTRIBUTED     UNDISTRIBUTED     UNDISTRIBUTED
                                         TAX-EXEMPT         ORDINARY          LONG-TERM       NET UNREALIZED
                                           INCOME            INCOME         CAPITAL GAINS      APPRECIATION*
                                         -------------------------------------------------------------------
Columbia Common Stock Fund ..........   $          --     $     776,105     $          --     $   20,173,630
Columbia Growth Fund ................              --                --                --        100,222,104
Columbia International Stock Fund ...              --         2,317,362                --         39,872,784
Columbia Mid Cap Growth Fund ........              --                --                --         23,420,933
Columbia Small Cap Growth Fund ......              --                --                --         38,875,659
Columbia Real Estate Equity Fund** ..              --        10,982,843        88,123,111        274,609,973
Columbia Technology Fund ............              --                --                --          1,365,887
Columbia Strategic Investor Fund ....              --           416,865         4,331,771         51,571,760
Columbia Balanced Fund ..............              --         1,643,641                --         17,021,147
Columbia Short Term Bond Fund .......              --           767,056                --          1,827,552
Columbia Fixed Income Securities Fund              --            77,650         3,120,677          5,716,671
Columbia National Municipal Bond Fund          10,530                --            63,102            679,092
Columbia Oregon Municipal Bond Fund .         524,781           259,694         1,092,335         20,946,896
Columbia High Yield Fund ............              --         3,783,742                --         31,285,729
Columbia Daily Income Fund ..........              --             5,169                --                 --


* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

** Amount is estimated as of August 31, 2004.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:



                                             UNREALIZED        UNREALIZED       NET UNREALIZED
                                            APPRECIATION      DEPRECIATION       APPRECIATION
                                           ----------------------------------------------------
Columbia Common Stock Fund .............   $    26,118,716   $    (5,945,086)   $    20,173,630
Columbia Growth Fund ...................       127,359,789       (27,137,685)       100,222,104
Columbia International Stock Fund ......        55,639,502       (15,739,231)        39,900,271
Columbia Mid Cap Growth Fund ...........        68,505,431       (45,084,517)        23,420,914
Columbia Small Cap Growth Fund .........        82,990,653       (44,114,994)        38,875,659
Columbia Real Estate Equity Fund .......       282,636,613        (8,026,640)       274,609,973
Columbia Technology Fund ...............         2,971,294        (1,605,407)         1,365,887
Columbia Strategic Investor Fund .......        55,097,155        (3,525,395)        51,571,760
Columbia Balanced Fund .................        23,298,282        (6,277,135)        17,021,147
Columbia Short Term Bond Fund ..........         3,195,538        (1,367,986)         1,827,552
Columbia Fixed Income Securities Fund...         6,824,627        (1,107,956)         5,716,671
Columbia National Municipal Bond Fund...           684,523            (5,431)           679,092
Columbia Oregon Municipal Bond Fund ....        24,283,152        (3,336,256)        20,946,896
Columbia High Yield Fund ...............        41,149,475        (9,863,746)        31,285,729


The following capital loss carryforwards, determined as of August 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                                  YEAR OF EXPIRATION
                                  2006        2007         2008          2009           2010          2011          TOTAL
                               ---------  ------------  ------------  ------------  -------------  ------------  -------------
Columbia Common
Stock Fund..................   $      --  $         --  $         --  $         --  $  49,129,624  $ 18,452,682  $  67,582,306
Columbia Growth Fund .......          --    12,669,149      7,477,47    97,550,243    201,393,752    43,705,919    362,796,542
Columbia International
Stock Fund..................          --     3,992,699     4,566,169       659,591     12,463,383     9,023,330     30,705,172
Columbia Mid Cap
Growth Fund.................          --            --    13,161,549    15,799,915     95,645,403     4,954,493    129,561,360
Columbia Small Cap
Growth Fund.................          --            --            --            --     97,865,374            --     97,865,374
Columbia Technology Fund ...          --            --            --            --      1,969,604            --      1,969,604
Columbia Balanced
Fund .......................          --            --            --            --     56,019,395    10,165,186     66,184,581
Columbia Short Term
Bond Fund...................     256,035            --     1,103,186            --             --            --      1,359,221
Columbia High Yield Fund ...          --            --            --            --     16,290,578            --     16,290,578
Columbia Daily Income
Company.....................          --            --            --            --             --           320            320


Of the capital loss carryforwards attributable to Columbia Growth Fund, $20,146,628 ($12,669,149 expiring 08/31/07 and $7,477,479 expiring 08/31/08)
remains from the Columbia Growth Fund's merger with Galaxy Large Cap Growth Fund (See Note 12).

Of the capital loss carryforwards attributable to Columbia International Stock Fund, $5,920,504 ($3,992,699 expiring 08/31/07 and $1,927,805 expiring 08/31/08)
and $3,297,955 ($2,638,364 expiring 08/31/08 and $659,591 expiring 08/31/09)
remain from the Columbia International Stock Fund's merger with Liberty Newport International Equity Fund and Stein Roe International Fund, respectively (See
Note 12).

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $6,884,210 ($5,507,368 expiring 08/31/08 and $1,376,842 expiring

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

08/31/09) and $19,700,034 ($7,654,181 expiring 08/31/08 and $12,045,853 expiring
08/31/09) remain from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund and Stein Roe Capital Opportunities Fund, respectively (See Note
12).

Of the capital loss carryforwards attributable to Columbia Short Term Bond Fund, $1,359,221 ($256,035 expiring 08/31/06 and $1,103,186 expiring 08/31/08) remain from the Columbia Short Term Bond Fund's merger with Galaxy Short Term Bond Fund (See Note 12).

The following capital loss carryforwards, determined as of August 31, 2004, have been utilized, as follows:

Columbia Common Stock Fund...............................   $   76,184,532
Columbia Growth Fund.....................................       75,408,256
Columbia International Stock Fund........................       32,541,554
Columbia Mid Cap Growth Fund.............................      134,722,317
Columbia Small Cap Growth Fund...........................      107,502,797
Columbia Real Estate Equity Fund.........................       10,403,064
Columbia Technology Fund.................................        3,844,354
Columbia Strategic Investor Fund.........................       28,018,886
Columbia Balanced Fund...................................       79,618,254
Columbia Short Term Bond Fund............................          747,167
Columbia Fixed Income Securities Fund....................        2,593,677
Columbia High Yield Fund.................................       19,398,306

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2004, post-October currency losses and capital losses attributed to security transactions were deferred to September 1, 2004, as follows:

                                                CURRENCY          CAPITAL
                                                 LOSSES           LOSSES
                                               -----------       ---------
Columbia Mid Cap Growth Fund..............     $    68,420       $      --
Columbia Technology Fund..................           3,530              --
Columbia Short Term Bond Fund.............              --         344,395
Columbia Daily Income Company ............              --             381

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Funds in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                                                                  ANNUAL
                                                                    FEE
                                                                   RATE
                                                                  -------
     Columbia Common Stock Fund                                     0.600%
     Columbia Small Cap Growth Fund                                 1.000%
     Columbia Real Estate Equity Fund                               0.750%
     Columbia Technology Fund                                       1.000%
     Columbia Strategic Investor Fund                               0.750%
     Columbia Balanced Fund                                         0.500%
     Columbia Short Term Bond Fund                                  0.500%
     Columbia Fixed Income Securities Fund                          0.500%
     Columbia National Municipal Bond Fund                          0.500%
     Columbia Oregon Municipal Bond Fund                            0.500%
     Columbia High Yield Fund                                       0.600%

                      FEES ON       FEES ON       FEES ON       FEES ON
                      AVERAGE       AVERAGE       AVERAGE       AVERAGE
                     NET ASSETS    NET ASSETS    NET ASSETS    NET ASSETS
                     FIRST $200    NEXT $300     NEXT $500      OVER $1
                      MILLION       MILLION       MILLION       BILLION
                     ----------    ----------    ----------    ----------
Columbia
Growth Fund               0.750%        0.625%        0.500%        0.500%

Columbia
International
Stock Fund                1.000%        1.000%        0.950%        0.900%

Columbia
Mid Cap
Growth Fund               1.000%        1.000%        0.750%        0.750%

Columbia
Daily Income
Company                   0.500%        0.500%        0.450%        0.400%

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

Effective January 1, 2004, Columbia has voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Stock Fund at an annual rate of 0.10% of the Columbia International Stock Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

For the year ended August 31, 2004, the effective investment advisory fee rates for the Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Daily Income Company were 0.60%, 0.92%, 0.87% and 0.48%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing, bookkeeping and fund administration agreement with the Funds, Columbia receives from each Fund an annual flat financial accounting fee of $25,000, an annual flat financial reporting fee of $19,965 and a monthly financial accounting fee at the annual rate of 0.02% of the average daily net assets of each Fund. The fee for a Fund in any year will not exceed $150,000.

Prior to November 1, 2003, Columbia was entitled to receive a monthly pricing and bookkeeping fee at the annual rate of 0.01% of the average daily net assets of each Fund. The fee for a Fund in any year was not less than $25,000 and did not exceed $150,000.

The Funds also pay additional fees for pricing services based on the number of securities held by each Fund. For the year ended August 31, 2004, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

     Columbia Common Stock Fund                                      0.031%
     Columbia Growth Fund                                            0.016%
     Columbia International Stock Fund                               0.027%
     Columbia Mid Cap Growth Fund                                    0.015%
     Columbia Small Cap Growth Fund                                  0.021%
     Columbia Real Estate Equity Fund                                0.016%
     Columbia Technology Fund                                        0.160%
     Columbia Strategic Investor Fund                                0.033%
     Columbia Balanced Fund                                          0.030%
     Columbia Short Term Bond Fund                                   0.033%
     Columbia Fixed Income Securities Fund                           0.035%
     Columbia National Municipal Bond Fund                           0.428%
     Columbia Oregon Municipal Bond Fund                             0.039%
     Columbia High Yield Fund                                        0.011%
     Columbia Daily Income Company                                   0.019%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee per open account, in addition to reimbursement for certain out-of-pocket expenses. The annual charges per open account for the transfer agent fees are as follows:

                                                                 PER OPEN
                                                                 ACCOUNT
                                                                 FEE RATE
                                                                ----------
     Columbia Common Stock Fund                                 $    28.00
     Columbia Growth Fund                                       $    28.00
     Columbia International Stock Fund                          $    28.00
     Columbia Mid Cap Growth Fund                               $    28.00
     Columbia Small Cap Growth Fund                             $    28.00
     Columbia Real Estate Equity Fund                           $    28.00
     Columbia Technology Fund                                   $    28.00
     Columbia Strategic Investor Fund                           $    28.00
     Columbia Balanced Fund                                     $    28.00
     Columbia Short Term Bond Fund                              $    34.00
     Columbia Fixed Income Securities Fund                      $    34.00
     Columbia National Municipal Bond Fund                      $    34.00
     Columbia Oregon Municipal Bond Fund                        $    34.00
     Columbia High Yield Fund                                   $    34.00
     Columbia Daily Income Company                              $    33.50

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

Prior to November 1, 2003, the Transfer Agent was entitled to receive a transfer agent fee for all Funds' Class Z shares, with the exception of Columbia National Municipal Bond Fund, based on the number of shareholder accounts or a minimum of $1,500 per month. Columbia National Municipal Bond Fund was not subject to the monthly $1,500 fee minimum. For Class A, Class B, Class C, Class D, Class G and Class T shares, the Transfer Agent was entitled to receive a monthly fee at the lower of: 1) the monthly fee for Class Z shares described above as applied to Class A, Class B, Class C, Class D, Class G and Class T shares, or 2) a fee based upon an annual rate of 0.06% of the average daily net assets attributable to Class A, Class B, Class C, Class D, Class G and Class T shares, plus a per transaction fee and a per account fee. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

Effective June 1, 2004, the Transfer Agent has voluntarily agreed to waive a portion of the transfer agent fees for the Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund at the annual rates of 0.11%, 0.05% and 0.03%, respectively.

Prior to June 1, 2004, the Transfer Agent contractually waived transfer agent fees for the Funds based on each class' average daily net assets at the following annual rates:

                          CLASS A    CLASS B     CLASS C     CLASS D    CLASS Z
                          -------    -------     -------     -------    -------
Columbia
International
Stock Fund.............        --       0.11%       0.36%       0.63%      0.09%

Columbia
Mid Cap
Growth Fund............      0.01%      0.12%       0.09%       0.09%      0.05%

Columbia
Strategic
Investor Fund..........        --       0.23%       0.15%       0.15%      0.03%

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc., (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:



                                  FRONT-END
                                SALES CHARGE                 CONTINGENT DEFERRED SALES CHARGE (CDSC)
                              -----------------   ----------------------------------------------------------------
                              CLASS A   CLASS T   CLASS A    CLASS B     CLASS C     CLASS D    CLASS G    CLASS T
                              -------   -------   -------   ---------   ---------    -------   ---------   -------
Columbia
Common Stock Fund ..........  $ 1,831   $    --   $    --   $   2,263   $  68,841    $    --   $      --   $    --

Columbia Growth Fund .......    4,884        --         9       3,110          36        321      26,155        --

Columbia
International Stock Fund....    7,709        --        19      19,916         136         28          --        --

Columbia
Mid Cap Growth Fund ........    8,809       208        --      13,824         163        121       3,042        --

Columbia
Real Estate Equity Fund....    32,163        --    25,000      23,451         841      5,486          --        --

Columbia Technology Fund....    8,021        --        --      40,537         634        260          --        --

Columbia
Strategic Investor Fund....    93,136        --       487      26,857       1,231         10          --        --

Columbia Balanced Fund .....    4,250        --        --      17,399         226         66          --        --

Columbia
Short Term Bond Fund .......   25,773        --    47,961     135,786       1,353     19,899       2,079        --

Columbia Fixed Income
Securities Fund ............    4,904        --       728      27,764          --      1,530          --        --

Columbia National
Municipal Bond Fund ........    3,550        --        --       1,512         936         48          --        --

Columbia Oregon
Municipal Bond Fund ........    2,214        --        --       9,827          --        819          --        --

Columbia High Yield Fund ...   97,655        --    66,542     320,253      12,611     70,511          --        --


________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                                                           DISTRIBUTION FEE
                                        ---------------------------------------------------
                                        CLASS A(a)   CLASS B   CLASS C   CLASS D    CLASS G
                                        ----------   -------   -------   -------    -------
Columbia Common Stock Fund ..........         0.10%     0.75%     0.75%     0.75%        --
Columbia Growth Fund ................         0.10%     0.75%     0.75%     0.75%      0.65%(b)
Columbia International Stock Fund ...           --      0.75%     0.75%     0.75%        --
Columbia Mid Cap Growth Fund ........         0.10%     0.75%     0.75%     0.75%      0.65%(b)
Columbia Real Estate Equity Fund ....         0.10%     0.75%     0.75%     0.75%        --
Columbia Technology Fund ............         0.10%     0.75%     0.75%     0.75%        --
Columbia Strategic Investor Fund ....           --      0.75%     0.75%     0.75%        --
Columbia Balanced Fund ..............         0.10%     0.75%     0.75%     0.75%        --
Columbia Short Term Bond Fund .......         0.10%     0.75%     0.75%     0.75%      0.65%(c)
Columbia Fixed Income Securities Fund         0.10%     0.75%     0.75%     0.75%        --
Columbia National Municipal Bond Fund         0.10%     0.75%     0.75%     0.75%        --
Columbia Oregon Municipal Bond Fund .         0.10%     0.75%     0.75%     0.75%        --
Columbia High Yield Fund ............         0.10%     0.75%     0.75%     0.75%        --




                                                             SERVICE FEE
                                        ---------------------------------------------------
                                        CLASS A(a)   CLASS B   CLASS C   CLASS D    CLASS G
                                        ----------   -------   -------   -------    -------
Columbia Common Stock Fund...........         0.25%     0.25%     0.25%     0.25%        --
Columbia Growth Fund.................         0.25%     0.25%     0.25%     0.25%      0.50%(b)
Columbia International Stock Fund....         0.25%     0.25%     0.25%     0.25%        --
Columbia Mid Cap Growth Fund.........         0.25%     0.25%     0.25%     0.25%      0.50%(b)
Columbia Real Estate Equity Fund.....         0.25%     0.25%     0.25%     0.25%        --
Columbia Technology Fund.............         0.25%     0.25%     0.25%     0.25%        --
Columbia Strategic Investor Fund.....         0.25%     0.25%     0.25%     0.25%        --
Columbia Balanced Fund...............         0.25%     0.25%     0.25%     0.25%        --
Columbia Short Term Bond Fund........         0.25%     0.25%     0.25%     0.25%      0.50%(c)
Columbia Fixed Income Securities Fund         0.25%     0.25%     0.25%     0.25%        --
Columbia National Municipal Bond Fund         0.25%     0.25%     0.25%     0.25%        --
Columbia Oregon Municipal Bond Fund..         0.25%     0.25%     0.25%     0.25%        --
Columbia High Yield Fund.............         0.25%     0.25%     0.25%     0.25%        --


(a) The Fund's Board of Directors currently limits payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.

(b) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that combined the fee does exceed 0.95% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

(c) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that combined the fee does exceed 0.80% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that combined these fees do not exceed the annual rates on the average daily net assets of Class C and Class D shares of each Fund as follows:

     Columbia Short Term Bond Fund...........................         0.40%
     Columbia Fixed Income Securities Fund...................         0.85%
     Columbia National Municipal Bond Fund...................         0.65%
     Columbia Oregon Municipal Bond Fund.....................         0.65%
     Columbia High Yield Fund................................         0.85%

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

SHAREHOLDER SERVICES FEES

The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund do not intend to pay more than 0.30% and 0.15%, respectively, for annual Class T shareholder services fees.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has agreed to waive advisory fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.65% and 0.65% annually of the average daily net assets for the Columbia Technology Fund and Columbia National Municipal Bond Fund, respectively. These arrangements may be revised or discontinued at any time.

Effective June 1, 2004, Columbia has voluntarily agreed to reimburse certain expenses of the Columbia Short Term Bond Fund to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.66% annually of the Fund's average daily net assets. For the period November 1, 2003 through May 31, 2004, Columbia had contractually agreed to maintain this waiver. Prior to November 1, 2003, Columbia voluntarily reimbursed the Columbia Short Term Bond Fund at the annual rate of 0.75% of the Fund's average daily net assets. In addition, prior to November 1, 2003, Columbia or its affiliates reimbursed class specific transfer agency fees for the Columbia Short Term Bond Fund to the extent necessary to prevent total annual operating expenses from exceeding 1.64% and 0.98% for Class G and Class T, respectively.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Directors may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the year ended August 31, 2004, the Funds paid fees to Columbia for such services as follows:

     Columbia Common Stock Fund..............................   $    1,986
     Columbia Growth Fund....................................        2,770
     Columbia International Stock Fund.......................        1,769
     Columbia Mid Cap Growth Fund............................        2,942
     Columbia Small Cap Growth Fund..........................        2,315
     Columbia Real Estate Equity Fund........................        2,749
     Columbia Technology Fund................................        1,323
     Columbia Strategic Investor Fund........................        1,756
     Columbia Balanced Fund..................................        2,324
     Columbia Short Term Bond Fund...........................        2,154
     Columbia Fixed Income Securities Fund...................        2,106
     Columbia National Municipal Bond Fund...................        1,311
     Columbia Oregon Municipal Bond Fund.....................        2,061
     Columbia High Yield Fund................................        3,849
     Columbia Daily Income Company...........................        2,697

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

NOTE 5. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:



                                                          U.S. GOVERNMENT                     OTHER INVESTMENT
                                                            SECURITIES                           SECURITIES
                                                 --------------------------------    -----------------------------------
                                                   PURCHASES           SALES             PURCHASES           SALES
                                                 --------------    --------------    ----------------   ----------------
Columbia Common Stock Fund....................   $           --    $           --    $    748,533,904   $    898,454,700
Columbia Growth Fund..........................               --                --       1,189,053,121      1,328,104,478
Columbia International Stock Fund.............               --                --         682,858,544        421,496,359
Columbia Mid Cap Growth Fund..................               --                --       1,362,173,016      1,491,785,047
Columbia Small Cap Growth Fund................               --                --         796,010,547        862,605,809
Columbia Real Estate Equity Fund..............               --                --         261,518,688        408,631,429
Columbia Technology Fund......................               --                --         178,041,291        164,791,129
Columbia Strategic Investor Fund..............               --                --         327,456,872        289,600,245
Columbia Balanced Fund........................      139,140,733       135,787,335         782,126,138        958,240,858
Columbia Short Term Bond Fund.................      194,582,088       184,325,701         205,085,120        195,350,487
Columbia Fixed Income Securities Fund.........      394,776,942       489,404,884         108,404,310        181,617,760
Columbia National Municipal Bond Fund.........               --                --           3,185,003          5,552,962
Columbia Oregon Municipal Bond Fund...........               --                --          50,097,232        115,372,612
Columbia High Yield Fund......................               --                --         793,230,400        654,592,723


NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended August 31, 2004, the Columbia Strategic Investor Fund used Fleet Institutional Services ("FIS"), a wholly owned subsidiary of BOA, as a broker. Total commissions paid to FIS during the year were $500.

NOTE 7. REDEMPTION FEES

The Columbia International Stock Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the year ended August 31, 2004, the redemption fees for the Class Z shares of the Fund amounted to $68,059.

NOTE 8. LINE OF CREDIT

Effective July 23, 2004, the Funds and other affiliated funds began participating in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, each Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

Prior to July 23, 2004, the Funds participated in a $100,000,000 uncommitted line of credit along with the CMG Fund Trust, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit, which was scheduled to expire on July 2, 2004, was extended by the Trust and expired on July 23, 2004.

For the year ended August 31, 2004, the average daily loan balance outstanding on days where borrowings existed for the Columbia Common Stock Fund was $17,313,000 at a weighted average interest rate of 1.50%. For the year ended August 31, 2004, the Funds, other than the Columbia Common Stock Fund, did not borrow under these arrangements.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

NOTE 9. OTHER

During the year ended August 31, 2004, the Columbia Growth Fund purchased shares of News Corp., Ltd., ADR in error. This position was subsequently sold at a loss of $2,743 and the Fund was reimbursed by Columbia.

During the year ended August 31, 2004, the Columbia International Stock Fund purchased shares of Compass Group PLC and foreign currency in error. These positions were subsequently sold at a loss of $763,204 and the Fund was reimbursed by Columbia.

NOTE 10. SHARES OF BENEFICIAL INTEREST

As of August 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                                                 % OF SHARES
                                                NUMBER OF        OUTSTANDING
                                               SHAREHOLDERS         HELD
                                               ------------      -----------
Columbia Growth Fund........................         1               10%
Columbia International Stock Fund...........         2               62%
Columbia Mid Cap Growth Fund................         1               11%
Columbia Real Estate Equity Fund............         2               22%
Columbia Short Term Bond Fund...............         3               60%
Columbia National
  Municipal Bond Fund.......................         1               15%
Columbia High Yeild Fund....................         2               31%

NOTE 11. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

GEOGRAPHIC CONCENTRATION

The Columbia National Municipal Bond Fund has greater than 5% of its total investments at August 31, 2004 invested in debt obligations issued by the states of Illinois, Oregon and Washington. Also on this date, the Columbia Oregon Municipal Bond Fund has greater than 5% of its total investments invested in debt obligations issued by the state of Oregon. The Funds are also invested in each state's respective political subdivisions, agencies and public authorities to obtain funds for various purposes. These Funds are more susceptible to economic and political factors adversely affecting issuers of each respective specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

ISSUER FOCUS

As non-diversified funds, the Columbia Real Estate Equity Fund, the Columbia Technology Fund and the Columbia Oregon Municipal Bond Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York antifraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

For the year ended August 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

     Columbia Common Stock Fund.............................    $  17,852
     Columbia Growth Fund...................................       42,776
     Columbia International Stock Fund......................       27,108
     Columbia Mid Cap Growth Fund...........................       46,903
     Columbia Small Cap Growth Fund.........................       33,352
     Columbia Real Estate Equity Fund.......................       43,675
     Columbia Technology Fund...............................        1,891
     Columbia Strategic Investor Fund.......................       17,368
     Columbia Balanced Fund.................................       27,135
     Columbia Short Term Bond Fund..........................       25,190
     Columbia Fixed Income Securities Fund..................       17,352
     Columbia National Municipal Bond Fund..................          700
     Columbia Oregon Municipal Bond Fund....................       21,237
     Columbia High Yield Fund...............................       81,196

NOTE 12. BUSINESS COMBINATIONS AND MERGERS

FUND MERGERS

As of the end of business on December 6, 2002, the Galaxy Large Cap Growth Fund merged into the Columbia Growth Fund as follows:

                                NET ASSETS
                              OF THE GALAXY
                                LARGE CAP
                  SHARES       GROWTH FUND       UNREALIZED
                  ISSUED         RECEIVED      DEPRECIATION 1
              --------------  --------------   ---------------
                   4,943,168  $  108,315,198   $    (8,049,749)

                                 NET ASSETS       NET ASSETS
                NET ASSETS     OF THE GALAXY       OF THE
                  OF THE         LARGE CAP        COLUMBIA
                 COLUMBIA       GROWTH FUND      GROWTH FUND
               GROWTH FUND      IMMEDIATELY      IMMEDIATELY
                 PRIOR TO        PRIOR TO           AFTER
               COMBINATION      COMBINATION      COMBINATION
              --------------  --------------   ---------------
              $  798,985,765  $  108,315,198   $   907,300,963

As of the end of business on November 1, 2002, the Stein Roe International Fund ("SRIF") and Liberty Newport International Equity Fund ("LNIEF") merged into the Columbia International Stock Fund as follows:

                                NET ASSETS
                                 OF SRIF
                  SHARES        AND LNIEF        UNREALIZED
                  ISSUED         RECEIVED      DEPRECIATION 1
              --------------  --------------   --------------
      SRIF         1,426,029  $   14,246,030   $     (214,705)
      LNIF         3,200,017       31,968,17         (948,177)

                                                 NET ASSETS
                NET ASSETS                         OF THE
                  OF THE         NET ASSETS       COLUMBIA
                 COLUMBIA          OF SRIF      INTERNATIONAL
              INTERNATIONAL       AND LNIEF      STOCK FUND
                STOCK FUND       IMMEDIATELY     IMMEDIATELY
                 PRIOR TO         PRIOR TO          AFTER
               COMBINATION       COMBINATION     COMBINATION
              --------------  --------------   ---------------
              $  125,693,014  $   46,214,202   $   171,907,216

As of the end of business on November 1, 2002, the Liberty Midcap Growth Fund ("LMCGF"), Galaxy Growth II Fund ("GGIIF") and Stein Roe Capital Opportunities Fund ("SRCOF") merged into the Columbia Mid Cap Growth Fund as follows:

                                NET ASSETS
                                OF LMCGF,
                                  GGIIF
                  SHARES        AND SRCOF        UNREALIZED
                  ISSUED         RECEIVED       APPRECIATION 1
              --------------  --------------   ---------------
     LMCGF         1,926,436  $   29,609,516   $     1,312,196
     GGIIF         3,693,522      56,786,294           419,666
     SRCOF        13,391,313     205,776,298         4,912,798

                                                 NET ASSETS
                NET ASSETS      NET ASSETS         OF THE
                  OF THE        OF LMCGF,         COLUMBIA
                 COLUMBIA         GGIIF            MID CAP
                 MID CAP        AND SRCOF        GROWTH FUND
               GROWTH FUND     IMMEDIATELY       IMMEDIATELY
                 PRIOR TO        PRIOR TO           AFTER
               COMBINATION     COMBINATION       COMBINATION
              --------------  --------------   ---------------
              $  588,307,694  $  292,172,108   $   880,479,802

________________________________________________________________________________
AUGUST 31, 2004                                                   COLUMBIA FUNDS

As of the end of business on November 1, 2002, the Liberty Contrarian Fund ("LCF") and Liberty Contrarian Equity Fund ("LCEF") merged into the Columbia Strategic Investor Fund as follows:

                                NET ASSETS
                                  OF LCF
                  SHARES         AND LCEF        UNREALIZED
                  ISSUED         RECEIVED       DEPRECIATION 1
              --------------  --------------   ---------------
      LCF            249,129  $    3,236,185   $      (374,279)
      LCEF         4,319,838      56,114,694        (7,312,321)

                                                 NET ASSETS
                NET ASSETS                         OF THE
                  OF THE        NET ASSETS        COLUMBIA
                 COLUMBIA         OF LCF          STRATEGIC
                STRATEGIC        AND LCEF       INVESTOR FUND
              INVESTOR FUND    IMMEDIATELY       IMMEDIATELY
                 PRIOR TO        PRIOR TO           AFTER
               COMBINATION     COMBINATION       COMBINATION
              --------------  --------------   ---------------
              $  216,528,060  $   59,350,879   $   275,878,939

As of the end of business on December 6, 2002, the Galaxy Short Term Bond Fund merged into the Columbia Short Term Bond Fund as follows:

                                NET ASSETS
                              OF THE GALAXY
                                SHORT TERM
                  SHARES        BOND FUND        UNREALIZED
                  ISSUED         RECEIVED       APPRECIATION 1
              --------------  --------------   ---------------
                  25,924,097  $  223,465,181   $     3,331,362

                                                 NET ASSETS
                NET ASSETS      NET ASSETS         OF THE
                  OF THE      OF THE GALAXY       COLUMBIA
                 COLUMBIA       SHORT TERM       SHORT TERM
                SHORT TERM      BOND FUND         BOND FUND
                BOND FUND      IMMEDIATELY       IMMEDIATELY
                 PRIOR TO        PRIOR TO           AFTER
               COMBINATION     COMBINATION       COMBINATION
              --------------  --------------   ---------------
              $  125,747,136  $  223,465,181   $   349,212,317

1 Unrealized appreciation/depreciation is included in the respective Net Assets
  Received amounts shown above.

NOTE 13. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Funds was changed from December 31 to August 31.

NOTE 14. PROPOSED REORGANIZATION

On October 13, 2004, the Board of Directors approved a proposal to reorganize the Columbia Common Stock Fund and the Columbia Growth Fund, subject to shareholder approval and the satisfaction of certain other conditions.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.22       $      14.91       $      15.09
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                          0.02               0.01                 --(d)
Net realized and unrealized gain (loss) on investments                    0.89               2.30              (0.11)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.91               2.31              (0.11)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.03)                --              (0.07)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.10       $      17.22       $      14.91
Total return (e)                                                          5.28%             15.49%(f)          (0.71)%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      1,201       $        223       $         32
Ratio of expenses to average net assets (g)                               1.17%              1.40%(h)           1.32%(h)
Ratio of net investment income (loss) to average net assets (g)           0.13%              0.08%(h)          (0.03)%(h)
Portfolio turnover rate                                                    192%               102%(f)            107%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.12       $      14.91       $      15.09
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.12)             (0.09)             (0.01)
Net realized and unrealized gain (loss) on investments                    0.88               2.30              (0.12)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.76               2.21              (0.13)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                  --                 --              (0.05)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      17.88       $      17.12       $      14.91
Total return (d)                                                          4.44%             14.82%(e)          (0.84)%(e)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,060       $        620       $        109
Ratio of expenses to average net assets (f)                               1.92%              2.36%(g)           2.07%(g)
Ratio of net investment loss to average net assets (f)                   (0.67)%            (0.90)%(g)         (0.78)%(g)
Portfolio turnover rate                                                    192%               102%(e)            107%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.61
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.11)
Net realized and unrealized gain on investments                           0.38
                                                                  ------------
Total from investment operations                                          0.27
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      17.88
Total return (c)(d)                                                       1.53%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $         26
Ratio of expenses to average net assets (e)(f)                            1.95%
Ratio of net investment loss to average net assets (e)(f)                (0.65)%
Portfolio turnover rate                                                    192%
------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.11       $      14.92       $      15.09
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.11)             (0.12)             (0.01)
Net realized and unrealized gain (loss) on investments                    0.88               2.31              (0.11)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.77               2.19              (0.12)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                  --                 --              (0.05)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      17.88       $      17.11       $      14.92
Total return (d)                                                          4.50%             14.68%(e)          (0.77)%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        129       $        112       $         30
Ratio of expenses to average net assets (f)                               1.92%              2.61%(g)           2.07%(g)
Ratio of net investment loss to average net assets (f)                   (0.59)%            (1.09)%(g)         (0.78)%(g)
Portfolio turnover rate                                                    192%               102%(e)            107%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      COLUMBIA COMMON STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004              2003 (a)
                                               ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      17.26       $      14.91
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.08(c)            0.06(c)
Net realized and unrealized gain (loss)
   on investments                                      0.88               2.29
                                               ------------       ------------
Total from investment operations                       0.96               2.35
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.10)                --
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                   (0.10)                --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      18.12       $      17.26
Total return (d)                                       5.58%             15.76%(e)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    303,259       $    427,669
Ratio of expenses to average net assets (f)            0.92%              0.94%(g)
Ratio of net investment income (loss) to
   average net assets (f)                              0.41%              0.55%(g)
Portfolio turnover rate                                 192%               102%(e)
------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      19.97       $      24.34       $      28.90       $      24.40
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.07(c)            0.07              (0.01)              0.03
Net realized and unrealized gain (loss)
   on investments                                     (5.05)             (4.35)             (1.54)              6.25
                                               ------------       ------------       ------------       ------------
Total from investment operations                      (4.98)             (4.28)             (1.55)              6.28
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.08)             (0.07)                --              (0.03)
From net realized gains                                  --              (0.02)             (3.01)             (1.75)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.08)             (0.09)             (3.01)             (1.78)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      14.91       $      19.97       $      24.34       $      28.90
Total return (d)                                     (24.92)%           (17.60)%            (5.73)%            25.76%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    416,638       $    681,397       $    895,134       $    959,910
Ratio of expenses to average net assets (f)            0.86%              0.80%              0.75%              0.77%
Ratio of net investment income (loss) to
   average net assets (f)                              0.43%              0.32%             (0.05)%             0.09%
Portfolio turnover rate                                 107%               114%               104%                97%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      24.61       $      20.83       $      21.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.07)             (0.07)                --(d)
Net realized and unrealized gain (loss) on investments                    0.39               3.85              (0.69)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.32               3.78              (0.69)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      24.93       $      24.61       $      20.83
Total return (e)                                                          1.30%             18.15%(f)          (3.21)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      4,668       $      4,229       $      3,077
Ratio of expenses to average net assets (g)                               1.12%              1.33%(h)           1.15%(h)
Ratio of net investment loss to average net assets (g)                   (0.28)%            (0.44)%(h)         (0.36)%(h)
Portfolio turnover rate                                                    130%               110%(f)            165%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      24.47       $      20.82       $      21.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.27)             (0.19)             (0.03)
Net realized and unrealized gain (loss) on investments                    0.40               3.84              (0.67)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.13               3.65              (0.70)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      24.60       $      24.47       $      20.82
Total return (d)                                                          0.53%             17.53%(e)          (3.25)%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,254       $        793       $        114
Ratio of expenses to average net assets (f)                               1.87%              2.11%(g)           1.88%(g)
Ratio of net investment loss to average net assets (f)                   (1.04)%            (1.27)%(g)         (1.09)%(g)
Portfolio turnover rate                                                    130%               110%(e)            165%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      24.96
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.23)
Net realized and unrealized loss on investments                          (0.19)
                                                                  ------------
Total from investment operations                                         (0.42)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      24.54
Total return (c)(d)                                                      (1.68)%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        199
Ratio of expenses to average net assets (e)(f)                            1.90%
Ratio of net investment loss to average net assets (e)(f)                (1.01)%
Portfolio turnover rate                                                    130%
------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      24.48       $      20.82       $      21.52
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.27)             (0.17)             (0.02)
Net realized and unrealized gain (loss) on investments                    0.41               3.83              (0.68)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.14               3.66              (0.70)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      24.62       $      24.48       $      20.82
Total return (d)                                                          0.57%             17.58%(e)          (3.25)%(e)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        167       $        294       $        103
Ratio of expenses to average net assets (f)                               1.87%              2.02%(g)           1.88%(g)
Ratio of net investment loss to average net assets (f)                   (1.04)%            (1.15)%(g)         (1.09)%(g)
Portfolio turnover rate                                                    130%               110%(e)            165%
---------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            COLUMBIA GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      24.49       $      20.83       $      21.52
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.25)             (0.16)             (0.03)
Net realized and unrealized gain (loss) on investments                    0.40               3.82              (0.66)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.15               3.66              (0.69)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      24.64       $      24.49       $      20.83
Total return (d)                                                          0.61%             17.57%(e)          (3.21)%(e)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     12,996       $     14,810       $     13,705
Ratio of expenses to average net assets (f)                               1.82%              2.00%(g)           1.83%(g)
Ratio of net investment loss to average net assets (f)                   (0.98)%            (1.10)%(g)         (1.04)%(g)
Portfolio turnover rate                                                    130%               110%(e)            165%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      24.70       $      20.85
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             --(c)(d)           --(c)(d)
Net realized and unrealized gain (loss)
   on investments                                      0.39               3.85
                                               ------------       ------------
Total from investment operations                       0.39               3.85
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                               --                 --
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                      --                 --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      25.09       $      24.70
Total return (e)                                       1.58%             18.47%(f)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    790,696       $    909,611
Ratio of expenses to average net assets (g)            0.87%              0.88%(h)
Ratio of net investment income (loss) to
   average net assets (g)                             (0.01)%             0.01%(h)
Portfolio turnover rate                                 130%               110%(f)
------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      31.35       $      40.07       $      48.91       $      42.51
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (0.01)(c)          (0.02)             (0.08)             (0.03)
Net realized and unrealized gain (loss)
   on investments                                    (10.49)             (8.55)             (3.49)             11.09
                                               ------------       ------------       ------------       ------------
Total from investment operations                     (10.50)             (8.57)             (3.57)             11.06
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                               --                 --                 --                 --(d)
From net realized gains                                  --              (0.15)             (5.27)             (4.66)
                                               ------------       ------------       ------------       ------------
Total distributions                                      --              (0.15)             (5.27)             (4.66)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      20.85       $      31.35       $      40.07       $      48.91
Total return (e)                                     (33.49)%           (21.40)%            (7.94)%            26.02%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    811,648       $  1,325,844       $  1,919,227       $  2,160,739
Ratio of expenses to average net assets (g)            0.82%              0.72%              0.65%              0.65%
Ratio of net investment income (loss) to
   average net assets (g)                             (0.03)%            (0.07)%            (0.18)%            (0.07)%
Portfolio turnover rate                                 165%               122%               114%               118%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      11.34       $      10.05       $      10.04
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                          0.01               0.04              (0.02)
Net realized and unrealized gain on investments,
   foreign currency and foreign capital gains tax                         1.69               1.25               0.03
                                                                  ------------       ------------       ------------
Total from investment operations                                          1.70               1.29               0.01
--------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                    --(c)(d)           --                 --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.04       $      11.34       $      10.05
Total return (e)                                                         14.99%(f)          12.84%(g)           0.10%(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     24,119       $     21,664       $     20,178
Ratio of expenses to average net assets (h)                               1.72%              1.90%(i)           1.86%(i)
Ratio of net investment income (loss) to average net assets (h)           0.10%              0.61%(i)          (0.39)%(i)
Waiver                                                                    0.09%                --                 --
Portfolio turnover rate                                                     90%                43%(g)             96%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      11.23       $      10.02       $      10.04
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.09)             (0.03)             (0.05)
Net realized and unrealized gain on investments,
   foreign currency and foreign capital gains tax                         1.67               1.24               0.03
                                                                  ------------       ------------       ------------
Total from investment operations                                          1.58               1.21              (0.02)
--------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                    --(c)(d)           --                 --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.81       $      11.23       $      10.02
Total return (e)(f)                                                      14.07%             12.08%(g)          (0.20)%(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     10,221       $     10,316       $     10,920
Ratio of expenses to average net assets (h)                               2.50%              2.98%(i)           3.64%(i)
Ratio of net investment loss to average net assets (h)                   (0.69)%            (0.47)%(i)         (2.17)%(i)
Waiver                                                                    0.18%              0.11%(i)           0.11%(i)
Portfolio turnover rate                                                     90%                43%(g)             96%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      12.27
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.01)
Net realized and unrealized gain on investments, foreign
  currency and foreign capital gains tax                                  0.60
                                                                  ------------
Total from investment operations                                          0.59
------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                    --(b)(c)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.86
Total return (d)(e)(f)                                                    4.81%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        632
Ratio of expenses to average net assets (g)(h)                            2.11%
Ratio of net investment loss to average net assets (g)(h)                (0.05)%
Waiver (h)                                                                0.35%
Portfolio turnover rate                                                     90%
------------------------------------------------------------------------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      11.27       $      10.02       $      10.04
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                                         (0.04)                --(d)           (0.04)
Net realized and unrealized gain on investments,
   foreign currency and foreign capital gains tax                         1.68               1.25               0.02
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.64               1.25              (0.02)
                                                                  ------------       ------------       ------------
REDEMPTION FEES:
Redemption fees added to paid-in capital                                    --(c)(d)           --                 --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.91       $      11.27       $      10.02
Total return (e)(f)                                                      14.55%             12.48%(g)          (0.20)%(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        738       $        633       $        542
Ratio of expenses to average net assets (h)                               2.10%              2.49%(i)           3.48%(i)
Ratio of net investment income (loss) to average net assets (h)          (0.27)%             0.02%(i)          (2.01)%(i)
Waiver                                                                    0.57%              0.75%(i)           0.75%(i)
Portfolio turnover rate                                                     90%                43%(g)             96%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               COLUMBIA INTERNATIONAL STOCK FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.40       $      10.05
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.11(c)            0.07(c)
Net realized and unrealized gain (loss) on
   investments, foreign currency and foreign
   capital gains tax                                   1.67               1.27
                                               ------------       ------------
Total from investment operations                       1.78               1.34
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.04)                --
From net realized gains                                  --                 --
Return of capital                                        --                 --
                                               ------------       ------------
Total distributions                                   (0.04)                --
------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
   paid-in capital                                       --(c)(d)         0.01(c)
------------------------------------------------------------------------------
Net asset value, end of period                 $      13.14       $      11.40
Total return (e)                                      15.65%(f)          13.43%(f)(g)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    558,082       $    248,718
Ratio of expenses to average net assets (h)            1.10%              1.47%(i)
Ratio of net investment income (loss) to
   average net assets (h)                              0.81%              1.03%(i)
Waiver                                                 0.18%              0.12%(i)
Portfolio turnover rate                                  90%                43%(g)
------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      12.03       $      14.77       $      22.81       $      15.45
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             --(c)(d)         0.01              (0.04)             (0.05)
Net realized and unrealized gain (loss) on
   investments, foreign currency and foreign
   capital gains tax                                  (1.94)             (2.74)             (5.17)              9.00
                                               ------------       ------------       ------------       ------------
Total from investment operations                      (1.94)             (2.73)             (5.21)              8.95
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.01)             (0.01)                --                 --
From net realized gains                                  --                 --              (2.83)             (1.59)
Return of capital                                     (0.03)                --                 --                 --
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.04)             (0.01)             (2.83)             (1.59)
--------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES:
Redemption fees added to
   paid-in capital                                       --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      10.05       $      12.03       $      14.77       $      22.81
Total return (e)                                     (16.10)%(f)        (18.47)%           (22.64)%            57.93%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    143,332       $    135,626       $    175,316       $    239,223
Ratio of expenses to average net assets (h)            1.49%              1.56%              1.42%              1.48%
Ratio of net investment income (loss) to
   average net assets (h)                             (0.02)%             0.06%             (0.19)%            (0.35)%
Waiver                                                 0.12%                --                 --                 --
Portfolio turnover rate                                  96%               130%               112%                94%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
Class A Shares                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      18.09       $      14.77       $      15.15
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.23)             (0.14)             (0.02)
Net realized and unrealized gain (loss) on
   investments and foreign currency                                      (0.87)              3.46              (0.36)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.10)              3.32              (0.38)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      16.99       $      18.09       $      14.77
Total return (d)(e)                                                      (6.08)%            22.48%(f)          (2.51)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      4,432       $      4,525       $      1,180
Ratio of expenses to average net assets (g)                               1.53%              1.60%(h)           1.49%(h)
Ratio of net investment loss to average net assets (g)                   (1.21)%            (1.31)%(h)         (1.22)%(h)
Waiver                                                                    0.02%              0.01%(h)           0.01%(h)
Portfolio turnover rate                                                    139%                78%(f)             88%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
Class B Shares                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.98       $      14.76       $      15.15
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.36)             (0.22)             (0.04)
Net realized and unrealized gain (loss) on
   investments and foreign currency                                      (0.87)              3.44              (0.35)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.23)              3.22              (0.39)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      16.75       $      17.98       $      14.76
Total return (d)(e)                                                      (6.84)%            21.82%(f)          (2.57)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      5,079       $      4,242       $      3,383
Ratio of expenses to average net assets (g)                               2.29%              2.36%(h)           2.32%(h)
Ratio of net investment loss to average net assets (g)                   (1.97)%            (2.06)%(h)         (2.05)%(h)
Waiver                                                                    0.10%              0.12%(h)           0.12%(h)
Portfolio turnover rate                                                    139%                78%(f)             88%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.88
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.30)
Net realized and unrealized loss on
  investments and foreign currency                                       (0.79)
                                                                  ------------
Total from investment operations                                         (1.09)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      16.79
Total return (c)(d)(e)                                                   (6.10)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        501
Ratio of expenses to average net assets (f)(g)                            2.18%
Ratio of net investment loss to average net assets (f)(g)                (1.83)%
Waiver (g)                                                                0.08%
Portfolio turnover rate                                                    139%
--------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.98       $      14.76       $      15.15
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.34)             (0.21)             (0.04)
Net realized and unrealized gain (loss) on
   investments and foreign currency                                      (0.87)              3.43              (0.35)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.21)              3.22              (0.39)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      16.77       $      17.98       $      14.76
Total return (d)(e)                                                      (6.73)%            21.82%(f)          (2.57)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        599       $        737       $        433
Ratio of expenses to average net assets (g)                               2.19%              2.27%(h)           2.32%(h)
Ratio of net investment loss to average net assets (g)                   (1.87)%            (1.97)%(h)         (2.05)%(h)
Waiver                                                                    0.08%              0.09%(h)           0.09%(h)
Portfolio turnover rate                                                    139%                78%(f)             88%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      17.98       $      14.77       $      15.15
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.41)             (0.23)             (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency                                       (0.87)              3.44              (0.34)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.28)              3.21              (0.38)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      16.70       $      17.98       $      14.77
Total return (d)                                                         (7.12)%(e)         21.73%(f)          (2.51)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        647       $        806       $        753
Ratio of expenses to average net assets (g)                               2.57%              2.47%(h)           2.35%(h)
Ratio of net investment loss to average net assets (g)                   (2.25)%            (2.17)%(h)         (2.08)%(h)
Waiver                                                                    0.01%                --                 --
Portfolio turnover rate                                                    139%                78%(f)             88%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS T SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      18.12       $      14.79       $      15.15
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.22)             (0.12)             (0.02)
Net realized and unrealized gain (loss) on
  investments and foreign currency                                       (0.87)              3.45              (0.34)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.09)              3.33              (0.36)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      17.03       $      18.12       $      14.79
Total return (d)                                                         (6.02)%(e)         22.52%(f)          (2.38)%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     25,236       $     29,920       $     25,966
Ratio of expenses to average net assets (g)                               1.50%              1.46%(h)           1.45%(h)
Ratio of net investment loss to average net assets (g)                   (1.19)%            (1.16)%(h)         (1.18)%(h)
Waiver                                                                    0.01%                --                 --
Portfolio turnover rate                                                    139%                78%(f)             88%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    COLUMBIA MID CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      18.17       $      14.79
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.14)(c)          (0.08)(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency                 (0.89)              3.46
                                               ------------       ------------
Total from investment operations                      (1.03)              3.38
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                  --                 --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      17.14       $      18.17
Total return (d)                                      (5.67)%(e)         22.85%(e)(f)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    825,988       $    998,943
Ratio of expenses to average net assets (g)            1.07%              1.09%(h)
Ratio of net investment loss to average
  net assets (g)                                      (0.75)%            (0.80)%(h)
Waiver                                                 0.05%              0.05%(h)
Portfolio turnover rate                                 139%                78%(f)
--------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2003 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      19.60       $      25.99       $      29.93       $      23.62
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.13)(c)          (0.11)             (0.10)             (0.16)
Net realized and unrealized gain (loss)
  on investments and foreign currency                 (4.68)             (5.35)              4.45               8.74
                                               ------------       ------------       ------------       ------------
Total from investment operations                      (4.81)             (5.46)              4.35               8.58
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                  --              (0.93)             (8.29)             (2.27)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $      14.79       $      19.60       $      25.99       $      29.93
Total return (d)                                     (24.54)%(e)        (20.98)%            13.84%             36.33%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    807,342       $    786,071       $  1,095,525       $    918,322
Ratio of expenses to average net assets (g)            1.12%              1.08%              0.99%              1.09%
Ratio of net investment loss to average
  net assets (g)                                      (0.85)%            (0.49)%            (0.38)%            (0.64)%
Waiver                                                 0.05%                --                 --                 --
Portfolio turnover rate                                  88%               186%               169%               135%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  COLUMBIA SMALL CAP GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      21.62       $      16.30
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.24)(c)          (0.13)(c)
Net realized and unrealized gain (loss)
  on investments                                      (0.06)              5.45
                                               ------------       ------------
Total from investment operations                      (0.30)              5.32
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                  --                 --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      21.32       $      21.62
Total return (d)                                      (1.39)%            32.64%(e)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    543,016       $    637,616
Ratio of expenses to average net assets (f)            1.18%              1.28%(g)
Ratio of net investment loss to average
  net assets (f)                                      (1.01)%            (1.09)%(g)
Portfolio turnover rate                                 118%                79%(e)
------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      22.20       $      25.87       $      27.26       $      17.43
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.17)(c)          (0.13)             (0.10)             (0.14)
Net realized and unrealized gain (loss)
  on investments                                      (5.73)             (3.54)              1.75              10.45
                                               ------------       ------------       ------------       ------------
Total from investment operations                      (5.90)             (3.67)              1.65              10.31
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                  --                 --              (3.04)             (0.48)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      16.30       $      22.20       $      25.87       $      27.26
Total return (d)                                     (26.58)%           (14.19)%             5.85%             59.15%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    493,031       $    617,966       $    518,970       $    290,374
Ratio of expenses to average net assets (f)            1.24%              1.23%              1.22%              1.30%
Ratio of net investment loss to average
  net assets (f)                                      (0.90)%            (0.71)%            (0.44)%            (0.84)%
Portfolio turnover rate                                 109%               129%               145%               188%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      21.04       $      17.80       $      17.01
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.77               0.36(d)            0.26
Net realized and unrealized gain on investments                           4.67               3.11(d)            0.78
                                                                  ------------       ------------       ------------
Total from investment operations                                          5.44               3.47               1.04
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.70)             (0.23)             (0.25)
From net realized gains                                                  (0.19)                --                 --
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.89)             (0.23)             (0.25)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      25.59       $      21.04       $      17.80
Total return (e)                                                         26.42%             19.62%(f)           6.10%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     32,703       $     12,364       $        905
Ratio of expenses to average net assets (g)                               1.20%              1.55%(h)           1.43%(h)
Ratio of net investment income to average net assets (g)                  3.27%              2.70%(d)(h)        4.81%(h)
Portfolio turnover rate                                                     28%                33%(f)             53%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
Class B Shares                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      21.03       $      17.82       $      17.01
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.58               0.24(d)            0.22
Net realized and unrealized gain on investments                           4.70               3.12(d)            0.81
                                                                  ------------       ------------       ------------
Total from investment operations                                          5.28               3.36               1.03
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.52)             (0.15)             (0.22)
From net realized gains                                                  (0.19)                --                 --
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.71)             (0.15)             (0.22)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      25.60       $      21.03       $      17.82
Total return (e)                                                         25.53%             18.97%(f)           6.09%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     11,234       $      4,776       $      1,074
Ratio of expenses to average net assets (g)                               1.98%              2.37%(h)           2.18%(h)
Ratio of net investment income to average net assets (g)                  2.47%              1.86%(d)(h)        4.06%(h)
Portfolio turnover rate                                                     28%                33%(f)             53%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      21.99
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.41
Net realized and unrealized gain on investments                           3.72
                                                                  ------------
Total from investment operations                                          4.13
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.35)
From net realized gains                                                  (0.19)
                                                                  ------------
Total distributions                                                      (0.54)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      25.58
Total return (c)(d)                                                      18.99%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,404
Ratio of expenses to average net assets (e)(f)                            1.95%
Ratio of net investment income to average net assets (e)(f)               1.93%
Portfolio turnover rate                                                     28%
------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      21.03       $      17.82       $      17.01
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.65               0.27(d)            0.21
Net realized and unrealized gain on investments                           4.63               3.10(d)            0.82
                                                                  ------------       ------------       ------------
Total from investment operations                                          5.28               3.37               1.03
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.53)             (0.16)             (0.22)
From net realized gains                                                  (0.19)                --                 --
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.72)             (0.16)             (0.22)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      25.59       $      21.03       $      17.82
Total return (e)                                                         25.55%             18.99%(f)           6.09%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      4,059       $      3,466       $        365
Ratio of expenses to average net assets (g)                               1.96%              2.30%(h)           2.18%(h)
Ratio of net investment income to average net assets (g)                  2.81%              2.02%(d)(h)        4.06%(h)
Portfolio turnover rate                                                     28%                33%(f)             53%
--------------------------------------------------------------------------------------------------------------------



(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA REAL ESTATE EQUITY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      21.06       $      17.81
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.88(c)            0.39(c)(d)
Net realized and unrealized gain (loss)
  on investments                                       4.62               3.14(d)
                                               ------------       ------------
Total from investment operations                       5.50               3.53
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.77)             (0.28)
From net realized gains                               (0.19)                --
                                               ------------       ------------
Total distributions                                   (0.96)             (0.28)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      25.60       $      21.06
Total return (e)                                      26.72%             20.01%(f)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    872,924       $    884,747
Ratio of expenses to average net assets (g)            0.97%              1.08%(h)
Ratio of net investment income to
  average net assets (g)                               3.78%              3.09%(d)(h)
Portfolio turnover rate                                  28%                33%(f)
------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      18.04       $      17.89       $      14.57       $      15.76
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.82(c)            0.79               0.81               0.82
Net realized and unrealized gain (loss)
  on investments                                      (0.25)              0.15               3.32              (1.19)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       0.57               0.94               4.13              (0.37)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.71)             (0.72)             (0.75)             (0.71)
From net realized gains                               (0.09)             (0.07)             (0.06)             (0.11)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.80)             (0.79)             (0.81)             (0.82)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      17.81       $      18.04       $      17.89       $      14.57
Total return (e)                                       3.12%              5.41%             28.84%             (2.45)%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    774,646       $    621,590       $    436,764       $    241,716
Ratio of expenses to average net assets (g)            0.94%              0.95%              0.96%              0.99%
Ratio of net investment income to
  average net assets (g)                               5.30%              4.65%              5.16%              5.66%
Portfolio turnover rate                                  53%                41%                25%                29%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       5.91       $       3.79       $       3.82
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.11)             (0.04)             (0.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency                                        0.70               2.16              (0.02)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.59               2.12              (0.03)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       6.50       $       5.91       $       3.79
Total return (d)(e)                                                       9.98%             55.94%(f)          (0.79)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,818       $        376       $          1
Ratio of expenses to average net assets (g)                               1.90%              1.90%(h)           1.76%(h)
Ratio of net investment loss to average net assets (g)                   (1.51)%            (1.35)%(h)         (1.35)%(h)
Reimbursement                                                             0.53%              3.06%(h)           1.24%(h)
Portfolio turnover rate                                                    488%               523%(f)            512%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       5.86       $       3.78       $       3.82
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.16)             (0.07)             (0.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency                                        0.70               2.15              (0.03)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.54               2.08              (0.04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       6.40       $       5.86       $       3.78
Total return (d)(e)                                                       9.22%             55.03%(f)          (1.05)%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,200       $      1,246       $          7
Ratio of expenses to average net assets (g)                               2.65%              2.65%(h)           2.51%(h)
Ratio of net investment loss to average net assets (g)                   (2.30)%            (2.11)%(h)         (2.10)%(h)
Reimbursement                                                             0.48%              2.40%(h)           1.24%(h)
Portfolio turnover rate                                                    488%               523%(f)            512%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       6.48
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.14)
Net realized and unrealized gain on
  investments and foreign currency                                        0.07
                                                                  ------------
Total from investment operations                                         (0.07)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       6.41
Total return (c)(d)(e)                                                   (1.08)%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        488
Ratio of expenses to average net assets (f)(g)                            2.65%
Ratio of net investment loss to average net assets (f)(g)                (2.18)%
Reimbursement (g)                                                         0.68%
Portfolio turnover rate                                                    488%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       5.88       $       3.78       $       3.82
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.16)             (0.07)             (0.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency                                        0.71               2.17              (0.03)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.55               2.10              (0.04)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       6.43       $       5.88       $       3.78
Total return (d)(e)                                                       9.35%             55.56%(f)          (1.05)%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $         21       $         15       $          1
Ratio of expenses to average net assets (g)                               2.65%              2.65%(h)           2.51%(h)
Ratio of net investment loss to average net assets (g)                   (2.31)%            (2.13)%(h)         (2.10)%(h)
Reimbursement                                                             0.77%              4.00%(h)           1.24%(h)
Portfolio turnover rate                                                    488%               523%(f)            512%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA TECHNOLOGY FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                                        2004             2003 (a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       5.93       $       3.79
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (0.09)(d)          (0.04)(d)
Net realized and unrealized gain (loss) on investments
  and foreign currency                                                    0.71               2.18
                                                                  ------------       ------------
Total from investment operations                                          0.62               2.14
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                  --                 --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       6.55       $       5.93
Total return (e)(f)                                                      10.46%             56.46%(g)
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     30,268       $     19,663
Ratio of expenses to average net assets (h)                               1.65%              1.65%(i)
Ratio of net investment income (loss) to average net assets(h)           (1.30)%            (1.19)%(i)
Reimbursement                                                             0.53%              2.73%(i)
Portfolio turnover rate                                                    488%               523%(g)
--------------------------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                  -------------------------------       DECEMBER 31,
CLASS Z SHARES                                                       2002 (b)            2001             2000 (c)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       6.13       $       8.63       $      10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (0.06)(d)          (0.08)              0.01
Net realized and unrealized gain (loss) on investments
  and foreign currency                                                   (2.28)             (2.42)             (1.37)
                                                                  ------------       ------------       ------------
Total from investment operations                                         (2.34)             (2.50)             (1.36)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                                  --                 --              (0.01)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       3.79       $       6.13       $       8.63
Total return (e)(f)                                                     (38.17)%           (28.97)%           (13.78)%(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      8,055       $     10,385       $      4,327
Ratio of expenses to average net assets (h)                               1.65%              1.69%              1.48%(i)
Ratio of net investment income (loss) to average net assets(h)           (1.24)%            (1.26)%             0.99%(i)
Reimbursement                                                             1.33%              1.13%              7.49%(i)
Portfolio turnover rate                                                    512%               413%                63%(g)
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      15.95       $      13.13       $      12.72
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.03               0.06               0.01
Net realized and unrealized gain on
  investments and foreign currency                                        2.46               2.76               0.40
                                                                  ------------       ------------       ------------
Total from investment operations                                          2.49               2.82               0.41
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.07)                --                 --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.37       $      15.95       $      13.13
Total return (d)                                                         15.64%(e)          21.48%(f)           3.22%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     99,608       $     60,112       $     53,526
Ratio of expenses to average net assets (g)                               1.27%              1.30%(h)           1.21%(h)
Ratio of net investment income to average net assets (g)                  0.19%              0.60%(h)           0.64%(h)
Waiver                                                                    0.01%                --                 --
Portfolio turnover rate                                                    106%                68%(f)            188%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      15.82       $      13.10       $      12.72
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.10)             (0.03)             (0.01)
Net realized and unrealized gain on
  investments and foreign currency                                        2.45               2.75               0.39
                                                                  ------------       ------------       ------------
Total from investment operations                                          2.35               2.72               0.38
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.17       $      15.82       $      13.10
Total return (d)(e)                                                      14.85%             20.76%(f)           2.99%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     22,071       $      3,398       $      2,350
Ratio of expenses to average net assets (g)                               2.02%              2.22%(h)           2.36%(h)
Ratio of net investment loss to average net assets (g)                   (0.57)%            (0.33)%(h)         (0.51)%(h)
Waiver                                                                    0.14%              0.23%(h)           0.23%(h)
Portfolio turnover rate                                                    106%                68%(f)            188%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      16.42
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                  (0.09)
Net realized and unrealized gain on
  investments and foreign currency                                        1.85
                                                                  ------------
Total from investment operations                                          1.76
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.18
Total return (c)(d)(e)                                                   10.72%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     14,821
Ratio of expenses to average net assets (f)(g)                            2.05%
Ratio of net investment loss to average net assets (f)(g)                (0.57)%
Waiver (g)                                                                0.07%
Portfolio turnover rate                                                    106%
------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      15.81       $      13.11       $      12.72
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                  (0.08)             (0.05)             (0.01)
Net realized and unrealized gain on
  investments and foreign currency                                        2.44               2.75               0.40
                                                                  ------------       ------------       ------------
Total from investment operations                                          2.36               2.70               0.39
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.17       $      15.81       $      13.11
Total return (d)(e)                                                      14.93%             20.59%(f)           3.07%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        693       $        704       $        355
Ratio of expenses to average net assets (g)                               1.94%              2.34%(h)           2.28%(h)
Ratio of net investment loss to average net assets (g)                   (0.48)%            (0.48)%(h)         (0.43)%(h)
Waiver                                                                    0.12%              0.15%(h)           0.15%(h)
Portfolio turnover rate                                                    106%                68%(f)            188%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                COLUMBIA STRATEGIC INVESTOR FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                                        2004             2003 (a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      15.98       $      13.14
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.08(d)            0.08(d)
Net realized and unrealized gain (loss) on investments
  and foreign currency                                                    2.47               2.76
                                                                  ------------       ------------
Total from investment operations                                          2.55               2.84
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.11)                --
From net realized gains                                                     --                 --
                                                                  ------------       ------------
Total distributions                                                      (0.11)                --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      18.42       $      15.98
Total return (e)                                                         15.98%(f)          21.61%(f)(g)
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    272,178       $    227,454
Ratio of expenses to average net assets (h)                               1.02%              1.08%(i)
Ratio of net investment income to average net assets (h)                  0.44%              0.82%(i)
Waiver                                                                    0.03%              0.03%(i)
Portfolio turnover rate                                                    106%                68%(g)
--------------------------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                  -------------------------------       DECEMBER 31,
CLASS Z SHARES                                                      2002 (b)             2001             2000 (c)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      14.52       $      11.23       $      10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.10(d)            0.05               0.02
Net realized and unrealized gain (loss) on investments
  and foreign currency                                                   (1.35)              3.29               1.23
                                                                  ------------       ------------       ------------
Total from investment operations                                         (1.25)              3.34               1.25
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.11)             (0.05)             (0.02)
From net realized gains                                                  (0.02)                --                 --
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.13)             (0.05)             (0.02)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.14       $      14.52       $      11.23
Total return (e)                                                         (8.56)%(f)         29.76%             12.25%(f)(g)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    209,610       $    139,504       $      9,526
Ratio of expenses to average net assets (h)                               1.23%              1.13%              1.34%(i)
Ratio of net investment income to average net assets (h)                  0.62%              0.71%              1.92%(i)
Waiver                                                                    0.03%                --               3.97%(i)
Portfolio turnover rate                                                    188%               278%                64%(g)
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      19.18       $      17.52       $      17.58
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.29               0.16               0.03
Net realized and unrealized gain on investments                           0.67               1.64                 --(d)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.96               1.80               0.03
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.28)             (0.14)             (0.09)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      19.86       $      19.18       $      17.52
Total return (e)                                                          4.99%             10.35%(f)           0.19%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      2,577       $        670       $        146
Ratio of expenses to average net assets (g)                               1.02%              1.42%(h)           1.17%(h)
Ratio of net investment income to average net assets (g)                  1.45%              1.32%(h)           2.03%(h)
Portfolio turnover rate                                                    158%               110%(f)             98%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      19.16       $      17.52       $      17.58
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.14               0.07               0.02
Net realized and unrealized gain (loss) on investments                    0.66               1.65              (0.01)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.80               1.72               0.01
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.13)             (0.08)             (0.07)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      19.83       $      19.16       $      17.52
Total return (d)                                                          4.17%              9.83%(e)           0.06%(e)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      7,286       $      3,349       $        608
Ratio of expenses to average net assets (f)                               1.77%              2.17%(g)           1.92%(g)
Ratio of net investment income to average net assets (f)                  0.71%              0.59%(g)           1.28%(g)
Portfolio turnover rate                                                    158%               110%(e)             98%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      19.59
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.13
Net realized and unrealized gain on investments                           0.23
                                                                  ------------
Total from investment operations                                          0.36
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.12)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      19.83
Total return (c)(d)                                                       1.82%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        730
Ratio of expenses to average net assets (e)(f)                            1.80%
Ratio of net investment income to average net assets (e)(f)               0.72%
Portfolio turnover rate                                                    158%
--------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      19.17       $      17.51       $      17.58
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.15               0.11               0.02
Net realized and unrealized gain (loss) on investments                    0.65               1.64              (0.02)
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.80               1.75                 --
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.15)             (0.09)             (0.07)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      19.82       $      19.17       $      17.51
Total return (d)                                                          4.14%             10.01%(e)           0.01%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        361       $        770       $        446
Ratio of expenses to average net assets (f)                               1.77%              1.87%(g)           1.92%(g)
Ratio of net investment income to average net assets (f)                  0.74%              0.89%(g)           1.28%(g)
Portfolio turnover rate                                                    158%               110%(e)             98%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          COLUMBIA BALANCED FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      19.19       $      17.51
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.35(c)            0.24(c)
Net realized and unrealized gain (loss)
  on investments                                       0.66               1.64
                                               ------------       ------------
Total from investment operations                       1.01               1.88
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.36)             (0.20)
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                   (0.36)             (0.20)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      19.84       $      19.19
Total return (e)                                       5.27%             10.81%(f)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    483,746       $    640,402
Ratio of expenses to average net assets (g)            0.77%              0.77%(h)
Ratio of net investment income to
  average net assets (g)                               1.73%              2.03%(h)
Portfolio turnover rate                                 158%               110%(f)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      20.67       $      22.96       $      24.72       $      23.17
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.47(c)            0.57(d)            0.67               0.69
Net realized and unrealized gain (loss)
  on investments                                      (3.13)             (2.27)(d)          (0.41)              2.21
                                               ------------       ------------       ------------       ------------
Total from investment operations                      (2.66)             (1.70)              0.26               2.90
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.50)             (0.59)             (0.68)             (0.69)
From net realized gains                                  --                 --              (1.34)             (0.66)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.50)             (0.59)             (2.02)             (1.35)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      17.51       $      20.67       $      22.96       $      24.72
Total return (e)                                     (12.97)%            (7.40)%             0.82%             12.70%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    668,290       $    983,749       $  1,126,854       $  1,040,940
Ratio of expenses to average net assets (g)            0.70%              0.67%              0.65%              0.66%
Ratio of net investment income to
  average net assets (g)                               2.50%              2.70%(d)           2.73%              2.85%
Portfolio turnover rate                                  98%               111%               105%               133%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.62       $       8.67       $       8.63
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.17               0.10               0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                                       0.02              (0.03)              0.04
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.19               0.07               0.08
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.17)             (0.12)             (0.04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64       $       8.62       $       8.67
Total return (d)(e)                                                       2.25%              0.82%(f)           0.94%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     28,146       $     37,261       $      5,543
Ratio of expenses to average net assets (g)                               0.91%              1.00%(h)           1.00%(h)
Ratio of net investment income to average net assets (g)                  2.00%              1.78%(h)           3.53%(h)
Reimbursement                                                             0.05%              0.05%(h)           0.02%(h)
Portfolio turnover rate                                                     77%               137%(f)            182%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.62       $       8.67       $       8.63
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.11               0.07               0.03
Net realized and unrealized gain (loss) on
  investments and futures contracts                                       0.01              (0.04)              0.04
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.12               0.03               0.07
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.10)             (0.08)             (0.03)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64       $       8.62       $       8.67
Total return (d)(e)                                                       1.44%              0.35%(f)           0.77%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     25,125       $     26,965       $      6,261
Ratio of expenses to average net assets (g)                               1.66%              1.75%(h)           1.75%(h)
Ratio of net investment income to average net assets (g)                  1.25%              1.16%(h)           2.78%(h)
Reimbursement                                                             0.08%              0.15%(h)           0.04%(h)
Portfolio turnover rate                                                     77%               137%(f)            182%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.67
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.15
Net realized and unrealized loss on
  investments and futures contracts                                      (0.04)
                                                                  ------------
Total from investment operations                                          0.11
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.14)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64
Total return (c)(d)(e)                                                    1.27%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      3,128
Ratio of expenses to average net assets (f)(g)                            1.06%
Ratio of net investment income to average net assets (f)(g)               1.88%
Reimbursement (g)                                                         0.05%
Waiver (g)(h)                                                             0.60%
Portfolio turnover rate                                                     77%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amount represents voluntary waivers of service and distribution fees.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.62       $       8.67       $       8.63
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.16               0.10               0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                                       0.02              (0.04)              0.04
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.18               0.06               0.08
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.16)             (0.11)             (0.04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64       $       8.62       $       8.67
Total return (d)(e)                                                       2.08%              0.72%(f)           0.88%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      9,809       $     18,512       $      5,223
Ratio of expenses to average net assets (g)                               1.06%              1.15%(h)           1.15%(h)
Ratio of net investment income to average net assets (g)                  1.85%              1.71%(h)           3.38%(h)
Reimbursement                                                             0.03%              0.18%(h)           0.04%(h)
Waiver (i)                                                                0.60%              0.60%(h)           0.60%(h)
Portfolio turnover rate                                                     77%               137%(f)            182%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS G SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.62       $       8.67       $       8.63
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.12               0.09               0.03
Net realized and unrealized gain (loss) on
  investments and futures contracts                                       0.02              (0.05)              0.04
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.14               0.04               0.07
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.12)             (0.09)             (0.03)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64       $       8.62       $       8.67
Total return (d)(e)                                                       1.65%              0.47%(f)           0.85%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      1,056       $      1,614       $      1,874
Ratio of expenses to average net assets (g)                               1.46%              1.55%(h)           1.55%(h)
Ratio of net investment income to average net assets (g)                  1.44%              1.58%(h)           2.98%(h)
Reimbursement                                                             0.16%              0.10%(h)           0.05%(h)
Portfolio turnover rate                                                     77%               137%(f)            182%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS T SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.62       $       8.67       $       8.63
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.18               0.13               0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                                       0.02              (0.05)              0.04
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.20               0.08               0.08
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.18)             (0.13)             (0.04)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.64       $       8.62       $       8.67
Total return (d)(e)                                                       2.31%              0.93%(f)           0.95%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     21,160       $     28,230       $     30,859
Ratio of expenses to average net assets (g)                               0.81%              0.90%(h)           0.90%(h)
Ratio of net investment income to average net assets (g)                  2.10%              2.25%(h)           3.63%(h)
Reimbursement                                                             0.05%              0.04%(h)           0.02%(h)
Portfolio turnover rate                                                     77%               137%(f)            182%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA SHORT TERM BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       8.62       $       8.67
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.20(c)            0.14(c)
Net realized and unrealized gain (loss) on
  investments and futures contracts                    0.01              (0.05)
                                               ------------       ------------
Total from investment operations                       0.21               0.09
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.19)             (0.14)
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                   (0.19)             (0.14)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $       8.64       $       8.62
Total return (f)                                       2.51%(g)           1.06%(g)(h)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    437,074       $    436,593
Ratio of expenses to average net assets (i)            0.66%              0.66%(j)
Ratio of net investment income to
  average net assets (i)                               2.27%              2.36%(j)
Reimbursement                                          0.05%              0.07%(j)
Portfolio turnover rate                                  52%               137%(h)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       8.55       $       8.36       $       8.20       $       8.39
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.32(c)            0.46(d)            0.42               0.33
Net realized and unrealized gain (loss) on
  investments and futures contracts                    0.14               0.21(d)            0.16              (0.18)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       0.46               0.67               0.58               0.15
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.34)             (0.46)             (0.42)             (0.33)
From net realized gains                                  --(e)           (0.02)                --              (0.01)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.34)             (0.48)             (0.42)             (0.34)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $       8.67       $       8.55       $       8.36       $       8.20
Total return (f)                                       5.56%              8.07%(g)           7.26%(g)           1.80%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    317,588       $     62,930       $     35,856       $     38,072
Ratio of expenses to average net assets (i)            0.67%              0.75%              0.88%              0.91%
Ratio of net investment income to
  average net assets (i)                               3.86%              5.29%(d)           5.09%              4.09%
Reimbursement                                            --               0.16%              0.02%                --
Portfolio turnover rate                                 182%               137%               147%               211%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 5.26% to 5.29%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      13.34       $      13.52       $      13.42
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.50               0.26               0.11
Net realized and unrealized gain (loss) on investments                    0.17              (0.14)              0.08
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.67               0.12               0.19
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.52)             (0.30)             (0.09)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.49       $      13.34       $      13.52
Total return (d)                                                          5.13%              0.84%(e)           1.41%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     10,707       $      7,503       $        945
Ratio of expenses to average net assets (f)                               1.05%              1.44%(g)           0.92%(g)
Ratio of net investment income to average net assets (f)                  3.70%              2.84%(g)           4.78%(g)
Portfolio turnover rate                                                    124%               161%(e)            103%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      13.34       $      13.52       $      13.42
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.40               0.20               0.09
Net realized and unrealized gain (loss) on investments                    0.17              (0.15)              0.08
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.57               0.05               0.17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.42)             (0.23)             (0.07)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.49       $      13.34       $      13.52
Total return (d)                                                          4.33%              0.34%(e)           1.27%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      4,334       $      4,410       $      1,466
Ratio of expenses to average net assets (f)                               1.82%              2.10%(g)           1.71%(g)
Ratio of net investment income to average net assets (f)                  2.94%              2.22%(g)           3.99%(g)
Portfolio turnover rate                                                    124%               161%(e)            103%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      13.50
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.37
Net realized and unrealized gain on investments                           0.02
                                                                  ------------
Total from investment operations                                          0.39
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.40)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.49
Total return (c)(d)(e)                                                    2.94%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        158
Ratio of expenses to average net assets (f)(g)                            1.64%
Ratio of net investment income to average net assets (f)(g)               3.09%
Waiver (g)(h)                                                             0.15%
Portfolio turnover rate                                                    124%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amount represents voluntary waiver of service and distribution fees.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      13.34       $      13.52       $      13.42
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.42               0.22               0.09
Net realized and unrealized gain (loss) on investments                    0.17              (0.15)              0.08
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.59               0.07               0.17
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.44)             (0.25)             (0.07)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      13.49       $      13.34       $      13.52
Total return (d)(e)                                                       4.51%              0.51%(f)           1.30%(f)
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      1,745       $      2,632       $        427
Ratio of expenses to average net assets (g)                               1.65%              1.79%(h)           1.58%(h)
Ratio of net investment income to average net assets (g)                  3.11%              2.44%(h)           4.12%(h)
Waiver (i)                                                                0.15%              0.15%(h)           0.15%(h)
Portfolio turnover rate                                                    124%               161%(f)            103%
---------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amount represents voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA FIXED INCOME SECURITIES FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      13.34       $      13.52
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.53(c)            0.33(c)
Net realized and unrealized gain (loss)
  on investments                                       0.18              (0.16)
                                               ------------       ------------
Total from investment operations                       0.71               0.17
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.56)             (0.35)
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                   (0.56)             (0.35)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      13.49       $      13.34
Total return (f)                                       5.40%              1.26%(g)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    324,325       $    506,046
Ratio of expenses to average net assets (h)            0.80%              0.77%(i)
Ratio of net investment income to
  average net assets (h)                               3.96%              3.66%(i)
Portfolio turnover rate                                 124%               161%(g)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      13.22       $      12.97       $      12.44       $      13.42
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.67(c)            0.77(d)            0.82               0.78
Net realized and unrealized gain (loss)
  on investments                                       0.31               0.26(d)            0.53              (0.98)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       0.98               1.03               1.35              (0.20)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.68)             (0.78)             (0.82)             (0.78)
From net realized gains                                  --                 --                 --                 --(e)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.68)             (0.78)             (0.82)             (0.78)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      13.52       $      13.22       $      12.97       $      12.44
Total return (f)                                       7.65%              8.13%             11.27%             (1.50)%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    547,524       $    465,743       $    378,799       $    397,147
Ratio of expenses to average net assets (h)            0.67%              0.66%              0.66%              0.64%
Ratio of net investment income to
  average net assets (h)                               5.03%              5.83%(d)           6.53%              6.03%
Portfolio turnover rate                                 103%               110%               105%               155%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.92% to 5.83%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.11       $      10.28       $      10.22
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.34               0.24               0.06
Net realized and unrealized gain (loss) on investments                    0.28              (0.16)              0.10
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.62               0.08               0.16
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.35)             (0.24)             (0.06)
From net realized gains                                                  (0.08)             (0.01)             (0.04)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.43)             (0.25)             (0.10)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      10.30       $      10.11       $      10.28
Total return (d)(e)                                                       6.22%              0.75%(f)           1.59%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      1,286       $        398       $         67
Ratio of expenses to average net assets (g)                               0.90%              0.90%(h)           0.90%(h)
Ratio of net investment income to average net assets (g)                  3.35%              3.49%(h)           3.85%(h)
Reimbursement                                                             1.59%              2.87%(h)           0.56%(h)
Portfolio turnover rate                                                     22%                12%(f)             43%
--------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.11       $      10.28       $      10.22
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.27               0.19               0.05
Net realized and unrealized gain (loss) on investments                    0.27              (0.16)              0.10
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.54               0.03               0.15
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.27)             (0.19)             (0.05)
From net realized gains                                                  (0.08)             (0.01)             (0.04)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.35)             (0.20)             (0.09)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      10.30       $      10.11       $      10.28
Total return (d)(e)                                                       5.44%              0.25%(f)           1.47%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        762       $        593       $         72
Ratio of expenses to average net assets (g)                               1.65%              1.65%(h)           1.65%(h)
Ratio of net investment income to average net assets (g)                  2.67%              2.77%(h)           3.10%(h)
Reimbursement                                                             1.51%              2.82%(h)           0.56%(h)
Portfolio turnover rate                                                     22%                12%(f)             43%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.26
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.27
Net realized and unrealized gain on investments                           0.12
                                                                  ------------
Total from investment operations                                          0.39
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.27)
From net realized gains                                                  (0.08)
                                                                  ------------
Total distributions                                                      (0.35)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      10.30
Total return (c)(d)(e)                                                    3.89%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        363
Ratio of expenses to average net assets (f)(g)                            1.30%
Ratio of net investment income to average net assets (f)(g)               2.96%
Reimbursement (g)                                                         1.70%
Waiver (g)(h)                                                             0.35%
Portfolio turnover rate                                                     22%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amount represents voluntary waiver of service and distribution fees.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      10.11       $      10.28       $      10.22
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.31               0.21               0.05
Net realized and unrealized gain (loss) on investments                    0.27              (0.16)              0.10
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.58               0.05               0.15
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.31)             (0.21)             (0.05)
From net realized gains                                                  (0.08)             (0.01)             (0.04)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.39)             (0.22)             (0.09)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      10.30       $      10.11       $      10.28
Total return (d)(e)                                                       5.79%              0.47%(f)           1.51%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        433       $        443       $         50
Ratio of expenses to average net assets (g)                               1.30%              1.30%(h)           1.30%(h)
Ratio of net investment income to average net assets (g)                  3.02%              3.00%(h)           3.45%(h)
Reimbursement                                                             1.43%              2.86%(h)           0.56%(h)
Waiver (i)                                                                0.35%              0.35%(h)           0.35%(h)
Portfolio turnover rate                                                     22%                12%(f)             43%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           COLUMBIA NATIONAL MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      10.11       $      10.28
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.38(d)            0.27(d)
Net realized and unrealized gain
  (loss) on investments                                0.26              (0.17)
                                               ------------       ------------
Total from investment operations                       0.64               0.10
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.37)             (0.26)
From net realized gains                               (0.08)             (0.01)
                                               ------------       ------------
Total distributions                                   (0.45)             (0.27)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      10.30       $      10.11
Total return (f)(g)                                    6.47%              1.00%(h)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $     11,967       $     14,349
Ratio of expenses to average net assets (i)            0.65%              0.65%(j)
Ratio of net investment income to
  average net assets (i)                               3.68%              3.86%(j)
Reimbursement                                          1.40%              1.90%(j)
Portfolio turnover rate                                  22%                12%(h)
-------------------------------------------------------------------------------




                                                            YEAR ENDED DECEMBER 31,                     PERIOD ENDED
                                               --------------------------------------------------       DECEMBER 31,
CLASS Z SHARES                                   2002 (b)             2001               2000             1999 (c)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       9.77       $       9.82       $       9.28       $      10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.41(d)            0.44(e)            0.44               0.34
Net realized and unrealized gain
  (loss) on investments                                0.55              (0.03)(e)           0.54              (0.72)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       0.96               0.41               0.98              (0.38)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.41)             (0.44)             (0.44)             (0.34)
From net realized gains                               (0.04)             (0.02)                --                 --
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.45)             (0.46)             (0.44)             (0.34)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      10.28       $       9.77       $       9.82       $       9.28
Total return (f)(g)                                   10.04%              4.16%             10.87%             (3.93)%(h)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $     16,470       $     13,769       $     10,898       $     10,135
Ratio of expenses to average net assets (i)            0.65%              0.65%              0.65%              0.65%(j)
Ratio of net investment income to
   average net assets (i)                              4.10%              4.44%(e)           4.68%              4.21%(j)
Reimbursement                                          0.50%              0.66%              0.64%              1.07%(j)
Portfolio turnover rate                                  43%                20%                21%                12%(h)
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on February 10, 1999. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 4.47% to 4.44%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      12.25       $      12.50       $      12.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.46               0.29               0.08
Net realized and unrealized gain (loss) on investments                    0.34              (0.22)              0.07
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.80               0.07               0.15
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.46)             (0.31)             (0.08)
From net realized gains                                                  (0.14)             (0.01)             (0.09)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.60)             (0.32)             (0.17)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.45       $      12.25       $      12.50
Total return (d)                                                          6.68%              0.56%(e)           1.19%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      3,680       $      2,138       $        477
Ratio of expenses to average net assets (f)                               0.92%              1.16%(g)           0.92%(g)
Ratio of net investment income to average net assets (f)                  3.73%              3.52%(g)           4.11%(g)
Portfolio turnover rate                                                     11%                10%(e)             21%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      12.25       $      12.50       $      12.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.37               0.24               0.06
Net realized and unrealized gain (loss) on investments                    0.34              (0.23)              0.08
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.71               0.01               0.14
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.37)             (0.25)             (0.07)
From net realized gains                                                  (0.14)             (0.01)             (0.09)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.51)             (0.26)             (0.16)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.45       $      12.25       $      12.50
Total return (d)                                                          5.87%              0.05%(e)           1.10%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $      1,190       $        999       $        373
Ratio of expenses to average net assets (f)                               1.68%              1.86%(g)           1.67%(g)
Ratio of net investment income to average net assets (f)                  2.97%              2.83%(g)           3.36%(g)
Portfolio turnover rate                                                     11%                10%(e)             21%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      12.42
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.36
Net realized and unrealized gain on investments                           0.18
                                                                  ------------
Total from investment operations                                          0.54
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.37)
From net realized gains                                                  (0.14)
                                                                  ------------
Total distributions                                                      (0.51)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.45
Total return (c)(d)(e)                                                    4.41%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        278
Ratio of expenses to average net assets (f)(g)                            1.30%
Ratio of net investment income to average net assets (f)(g)               3.28%
Waiver (g)(h)                                                             0.35%
Portfolio turnover rate                                                     11%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amount represents voluntary waiver of service and distribution fees.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $      12.25       $      12.50       $      12.52
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.41               0.27               0.07
Net realized and unrealized gain (loss) on investments                    0.34              (0.23)              0.07
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.75               0.04               0.14
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.41)             (0.28)             (0.07)
From net realized gains                                                  (0.14)             (0.01)             (0.09)
                                                                  ------------       ------------       ------------
Total distributions                                                      (0.55)             (0.29)             (0.16)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $      12.45       $      12.25       $      12.50
Total return (d)(e)                                                       6.25%              0.32%(f)           1.14%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $        790       $        700       $        448
Ratio of expenses to average net assets (g)                               1.33%              1.43%(h)           1.32%(h)
Ratio of net investment income to average net assets (g)                  3.34%              3.30%(h)           3.71%(h)
Waiver (i)                                                                0.35%              0.35%(h)           0.35%(h)
Portfolio turnover rate                                                     11%                10%(f)             21%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             COLUMBIA OREGON MUNICIPAL BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      12.25       $      12.50
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.50(c)            0.34(c)
Net realized and unrealized gain (loss)
  on investments                                       0.34              (0.23)
                                               ------------       ------------
Total from investment operations                       0.84               0.11
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.50)             (0.35)
From net realized gains                               (0.14)             (0.01)
                                               ------------       ------------
Total distributions                                   (0.64)             (0.36)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      12.45       $      12.25
Total return (e)                                       6.97%              0.83%(f)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    434,509       $    485,427
Ratio of expenses to average net assets (g)            0.65%              0.68%(h)
Ratio of net investment income to
  average net assets (g)                               4.03%              4.13%(h)
Portfolio turnover rate                                  11%                10%(f)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      12.08       $      12.13       $      11.56       $      12.46
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.55(c)            0.57(d)            0.58               0.56
Net realized and unrealized gain (loss)
  on investments                                       0.54              (0.02)(d)           0.58              (0.88)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       1.09               0.55               1.16              (0.32)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.55)             (0.57)             (0.58)             (0.56)
From net realized gains                               (0.12)             (0.03)             (0.01)             (0.02)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.67)             (0.60)             (0.59)             (0.58)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      12.50       $      12.08       $      12.13       $      11.56
Total return (e)                                       9.24%              4.55%             10.28%             (2.65)%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    508,865       $    491,638       $    436,544       $    409,919
Ratio of expenses to average net assets (g)            0.58%              0.57%              0.58%              0.57%
Ratio of net investment income to
  average net assets (g)                               4.45%              4.64%(d)           4.92%              4.64%
Portfolio turnover rate                                  21%                14%                22%                28%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS A SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.49       $       8.37       $       8.17
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.50               0.33               0.09
Net realized and unrealized gain on investments                           0.24               0.15               0.20
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.74               0.48               0.29
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.54)             (0.36)             (0.09)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.69       $       8.49       $       8.37
Total return (d)                                                          8.90%              5.81%(e)           3.50%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    335,841       $    193,267       $     33,992
Ratio of expenses to average net assets (f)                               1.01%              1.07%(g)           1.15%(g)
Ratio of net investment income to average net assets (f)                  5.74%              5.82%(g)           6.46%(g)
Portfolio turnover rate                                                     41%                38%(e)             42%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS B SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.49       $       8.37       $       8.17
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.43               0.28               0.07
Net realized and unrealized gain on investments                           0.24               0.15               0.20
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.67               0.43               0.27
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.47)             (0.31)             (0.07)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.69       $       8.49       $       8.37
Total return (d)                                                          8.07%              5.20%(e)           3.33%(e)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $    102,038       $     89,950       $     16,701
Ratio of expenses to average net assets (f)                               1.77%              1.94%(g)           1.90%(g)
Ratio of net investment income to average net assets (f)                  4.97%              4.93%(g)           5.71%(g)
Portfolio turnover rate                                                     41%                38%(e)             42%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  PERIOD ENDED
                                                                   AUGUST 31,
CLASS C SHARES                                                      2004 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.64
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                 0.39
Net realized and unrealized gain on investments                           0.09
                                                                  ------------
Total from investment operations                                          0.48
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.43)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.69
Total return (c)(d)(e)                                                    5.65%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     20,126
Ratio of expenses to average net assets (f)(g)                            1.61%
Ratio of net investment income to average net assets (f)(g)               5.03%
Waiver (g)(h)                                                             0.15%
Portfolio turnover rate                                                     41%
-------------------------------------------------------------------------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

(h)  Amount represents voluntary waiver of service and distribution fees.



                                                                   YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                                   AUGUST 31,         AUGUST 31,        DECEMBER 31,
CLASS D SHARES                                                        2004             2003 (a)           2002 (b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       8.49       $       8.37       $       8.17
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                 0.44               0.29               0.07
Net realized and unrealized gain on investments                           0.24               0.15               0.20
                                                                  ------------       ------------       ------------
Total from investment operations                                          0.68               0.44               0.27
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                               (0.48)             (0.32)             (0.07)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       8.69       $       8.49       $       8.37
Total return (d)(e)                                                       8.23%              5.35%(f)           3.35%(f)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $     86,854       $    103,559       $     18,035
Ratio of expenses to average net assets (g)                               1.62%              1.73%(h)           1.75%(h)
Ratio of net investment income to average net assets (g)                  5.12%              5.12%(h)           5.86%(h)
Waiver (i)                                                                0.15%              0.15%(h)           0.15%(h)
Portfolio turnover rate                                                     41%                38%(f)             42%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Amounts represent voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        COLUMBIA HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       8.49       $       8.37
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.52(c)            0.35(c)
Net realized and unrealized gain (loss)
  on investments                                       0.24               0.15
                                               ------------       ------------
Total from investment operations                       0.76               0.50
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.56)             (0.38)
From net realized gains                                  --                 --
                                               ------------       ------------
Total distributions                                   (0.56)             (0.38)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $       8.69       $       8.49
Total return (e)                                       9.16%              6.04%(f)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $  1,186,454       $  1,197,340
Ratio of expenses to average net assets (g)            0.77%              0.82%(h)
Ratio of net investment income to
  average net assets (g)                               5.97%              6.19%(h)
Portfolio turnover rate                                  41%                38%(f)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
                                               ------------       ------------       ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       8.87       $       8.98       $       9.32       $       9.84
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.57(c)            0.67(d)            0.75               0.74
Net realized and unrealized gain (loss)
  on investments                                      (0.48)             (0.09)(d)          (0.34)             (0.51)
                                               ------------       ------------       ------------       ------------
Total from investment operations                       0.09               0.58               0.41               0.23
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                            (0.59)             (0.69)             (0.75)             (0.74)
From net realized gains                                  --                 --                 --              (0.01)
                                               ------------       ------------       ------------       ------------
Total distributions                                   (0.59)             (0.69)             (0.75)             (0.75)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $       8.37       $       8.87       $       8.98       $       9.32
Total return (e)                                       1.17%              6.63%              4.61%              2.38%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    702,785       $    238,994       $     97,575       $     71,678
Ratio of expenses to average net assets (g)            0.77%              0.85%              0.93%              0.91%
Ratio of net investment income to
  average net assets (g)                               6.84%              7.47%(d)           8.22%              7.71%
Portfolio turnover rate                                  42%                69%                50%                49%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   COLUMBIA DAILY INCOME COMPANY

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                YEAR ENDED        PERIOD ENDED
                                                AUGUST 31,         AUGUST 31,
CLASS Z SHARES                                     2004             2003 (a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      1.000       $      1.000
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.004(c)           0.004(c)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                           (0.004)            (0.004)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      1.000       $      1.000
Total return (d)                                       0.36%              0.40%(e)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    661,114       $    898,164
Ratio of expenses to average net assets (f)            0.71%              0.69%(g)
Ratio of net investment income to
  average net assets (f)                               0.38%              0.53%(g)
-------------------------------------------------------------------------------




                                                                      YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------
CLASS Z SHARES                                   2002 (b)             2001               2000               1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      1.000       $      1.000       $      1.000       $      1.000
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.012(c)           0.036              0.058              0.046
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                           (0.012)            (0.036)            (0.058)            (0.046)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $      1.000       $      1.000       $      1.000       $      1.000
Total return (d)                                       1.17%              3.70%              6.00%              4.71%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $  1,136,075       $  1,253,535       $  1,198,151       $  1,165,289
Ratio of expenses to average net assets (f)            0.60%              0.60%              0.60%              0.64%
Ratio of net investment income to
  average net assets (f)                               1.16%              3.61%              5.82%              4.61%
--------------------------------------------------------------------------------------------------------------------


(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM ______________________________________________
                                                                  COLUMBIA FUNDS

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF:
  COLUMBIA COMMON STOCK FUND, INC.
  COLUMBIA GROWTH FUND, INC.
  COLUMBIA INTERNATIONAL STOCK FUND, INC.
  COLUMBIA MID CAP GROWTH FUND, INC. (FORMERLY COLUMBIA SPECIAL FUND, INC.) COLUMBIA SMALL CAP GROWTH FUND, INC. (FORMERLY COLUMBIA SMALL CAP FUND, INC.) COLUMBIA REAL ESTATE EQUITY FUND, INC.
  COLUMBIA TECHNOLOGY FUND, INC.
  COLUMBIA STRATEGIC INVESTOR FUND, INC. (FORMERLY COLUMBIA STRATEGIC
   VALUE FUND, INC.)
  COLUMBIA BALANCED FUND, INC.
  COLUMBIA SHORT TERM BOND FUND, INC.
  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
  COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
  COLUMBIA HIGH YIELD FUND, INC.
  COLUMBIA DAILY INCOME COMPANY

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at August 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2004

UNAUDITED INFORMATION __________________________________________________________
                                                                  COLUMBIA FUNDS

FEDERAL INCOME TAX INFORMATION

COLUMBIA COMMON STOCK FUND

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended August 31, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA INTERNATIONAL STOCK FUND

Foreign taxes paid during the fiscal year ended August 31, 2004, amounting to $2,221,173 ($0.05 per share) are expected to be passed through to shareholders as 100.00% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2004.

Gross income derived from sources within foreign countries amounted to $10,502,144 ($0.23 per share) for the fiscal year ended August 31, 2004.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

COLUMBIA STRATEGIC INVESTOR FUND

For the fiscal year ended August 31, 2004, the Fund designates long-term capital gains of $4,331,771.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund for the year ended August 31, 2004, qualifies for the corporate dividends received deduction.

COLUMBIA BALANCED FUND

For non-corporate shareholders 45.69%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2003 to August 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

45.50% of the ordinary income distributed by the Fund for the year ended August 31, 2004, qualifies for the corporate dividends received deduction.

________________________________________________________________________________
                                                                  COLUMBIA FUNDS

COLUMBIA FIXED INCOME SECURITIES FUND

For the fiscal year ended August 31, 2004, the Fund designates long-term capital gains of $3,120,677.

COLUMBIA NATIONAL MUNICIPAL BOND FUND

For the fiscal year ended August 31, 2004, the Fund designates long-term capital gains of $178,349.

99.56% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

COLUMBIA OREGON MUNICIPAL BOND FUND

For the fiscal year ended August 31, 2004, the Fund designates long-term capital gains of $6,461,631.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES _______________________________________________________________________
                                                                  COLUMBIA FUNDS

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)       FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 48)                          Executive Vice President - Strategy of United Airlines (airline) since December
P.O. Box 66100                                      2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                                   to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                                Airlines from March 1999 to September 2001; Senior Vice President - Finance from
                                                    March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)
                                                    --------------------------------------------------------------------------------

JANET LANGFORD KELLY (Age 46)                       Adjunct Professor of Law, Northwestern University since September 2004, Private
9534 W. Gull Lake Drive                             Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                             President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                                March 2004; Executive Vice President - Corporate -Development and
                                                    Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President,
                                                    Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September 1999). Oversees
                                                    118, None
                                                    --------------------------------------------------------------------------------

RICHARD W. LOWRY (Age 68)                           Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                              Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                                120 3, None
Trustee (since 1995)
                                                    --------------------------------------------------------------------------------

CHARLES R. NELSON (Age 62)                          Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                             Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                            since September, 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                                   University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                                Statistics, University of Washington, since September 1980; Associate Editor,
                                                    Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None
                                                    --------------------------------------------------------------------------------

JOHN J. NEUHAUSER (Age 61)                          Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                     (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                        September 1999). Oversees 121 3,4, Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                                    --------------------------------------------------------------------------------

PATRICK J. SIMPSON (Age 60)                         Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                    --------------------------------------------------------------------------------

                                               (1)  In December 2000, the boards of each of the former Liberty Funds and former
                                                    Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board").
                                                    In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust
                                                    (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the
                                                    Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.


________________________________________________________________________________
                                                                  COLUMBIA FUNDS



NAME, ADDRESS AND AGE, POSITION WITH FUNDS,         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE (1)       COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (Age 68)                          Business Consultant since 1999 (formerly Professor of Finance from
2208 Tawny Woods Place                              1975 to 1999, College of Business, Boise State University); Chartered
Boise, ID 83706                                     Financial Analyst. Oversees 118, None.
Trustee (since 1998)
                                                    --------------------------------------------------------------------------------

THOMAS C. THEOBALD (Age 67)                         Partner and Senior Advisor, Chicago Growth Partners (private equity
303 W. Madison                                      investing) since September 2004 (formerly Managing Director,
Suite 2500                                          William Blair Capital Partners (private equity investing) from September
Chicago, IL 60606                                   1994 to September 2004). Oversees 118, Anixter International (network
Trustee and Chairman of the Board 5                 support equipment distributor);  Ventas, Inc. (real estate investment
(since 1996)                                        trust); Jones Lang LaSalle (real estate management services) and MONY
                                                    Group (life insurance)
                                                    --------------------------------------------------------------------------------

ANNE-LEE VERVILLE (Age 59)                          Retired since 1997 (formerly General Manager, Global Education
359 Stickney Hill Road                              Industry, IBM Corporation (computer and technology) from 1994
Hopkinton, NH 03229                                 to 1997). Oversees 119 4, Chairman of the Board of Directors, Enesco Group,
Trustee (since 1998)                                Inc. (designer, importer and distributor of giftware and collectibles)
                                                    --------------------------------------------------------------------------------

RICHARD L. WOOLWORTH (Age 63)                       Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street #1500                        Executive Officer, The Regence Group (regional health insurer);
Portland, OR 97207                                  Chairman and Chief Executive Officer, BlueCross BlueShield of
Trustee (since 1991)                                Oregon; Certified Public Accountant, Arthur Young & Company).
                                                    Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
                                                    --------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER 2 (Age 64)                         Managing Partner, Park Avenue Equity Partners (private equity)
399 Park Avenue                                     since February 1999 (formerly Founding Partner, Development
Suite 3204                                          Capital LLC from November 1996 to February 1999). Oversees
New York, NY 10022                                  120 3, Lee Enterprises (print media), WR Hambrecht + Co.
Trustee (since 1994)                                (financial service provider); First Health (healthcare); Reader's Digest
                                                    (publishing); OPENFIELD Solutions (retail industry technology provider)
                                                    --------------------------------------------------------------------------------

                                               (2)  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

                                               (3)  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the
                                                    Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

                                               (4)  Mr. Neuhauser and Ms. Verville also serve as disinterested directors of
                                                    Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

                                               (5)  Mr. Theobald was appointed as Chairman of the Board effective December 10,
                                                    2003.


OFFICERS _______________________________________________________________________
                                                                  COLUMBIA FUNDS



NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 47)                      President of the Columbia Funds since October 2004 (formerly President and
One Financial Center                                Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from
Boston, MA 02111                                    September, 1998 to August 2004).
President (since 2004)
                                                    --------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 40)                       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December 2000; Vice President of the Advisor since April 2003 (formerly
Boston, MA 02111                                    President of the Columbia Funds from February 2004 to October 2004; Chief
Treasurer (since 2000)                              Accounting Officer and Controller of the Liberty Funds an Funds from February
                                                    1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                    Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                    2002 (formerly Vice President of Colonial Management Associates, Inc. from
                                                    February 1998 to October, 2000).
                                                    --------------------------------------------------------------------------------

MARY JOAN HOENE (Age 54)                            Senior Vice President and Chief Compliance Officer of the Columbia Funds since
40 West 57th Street                                 August 2004; Chief Compliance Officer of the Liberty All-Star Funds since
New York, NY 10019                                  August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001
Senior Vice President and                           to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Chief Compliance Officer                            December 2000; Vice President and Counsel, Equitable Life Assurance Society of
(since 2004)                                        the United States from April 1998 to November 1999).
                                                    --------------------------------------------------------------------------------

MICHAEL G. CLARKE (Age 34)                          Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star
One Financial Center                                Funds since October 2004 (formerly Controller of the Columbia Funds and of the
Boston, MA 02111                                    Liberty All-Star Funds from May 2004 to October 2004; Assistant Treasurer from
Chief Accounting Officer                            June 2002 to May 2004; Vice President, Product Strategy & Development of the
(since 2004)                                        Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
                                                    Liberty Funds and -of the Liberty All-Star Funds from August 1999 to February,
                                                    2001; Audit Manager, Deloitte & Toche LLP from May 1997 to August 1999).
                                                    --------------------------------------------------------------------------------

JEFFREY R. COLEMAN (Age 34)                         Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                October 2004 (formerly Vice President of CDC IXIS Asset Management Services,
Boston, MA 02111                                    Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from
Controller (since 2004)                             February 2003 to September 2004; Assistant Vice President of CDC IXIS -Asset
                                                    Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                                    August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to
                                                    August 2000).
                                                    --------------------------------------------------------------------------------

DAVID A. ROZENSON (Age 50)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                                    FleetBoston Financial Corporation) since January 1996; Associate General
Secretary (since 2003)                              Counsel, Columbia Management Group since November 2002.
                                                    --------------------------------------------------------------------------------


COLUMBIA FUNDS _________________________________________________________________
                                                                  COLUMBIA FUNDS

                            ----------------------------------------------------
           LARGE GROWTH     Columbia Common Stock
                            Columbia Growth
                            Columbia Growth Stock
                            Columbia Large Cap Growth
                            Columbia Tax-Managed Growth
                            Columbia Tax-Managed Growth II
                            Columbia Young Investor
                            ----------------------------------------------------
            LARGE VALUE     Columbia Disciplined Value
                            Columbia Growth & Income
                            Columbia Large Cap Core
                            Columbia Tax-Managed Value
                            ----------------------------------------------------
          MIDCAP GROWTH     Columbia Acorn Select
                            Columbia Mid Cap Growth
                            Columbia Tax-Managed Aggressive Growth
                            ----------------------------------------------------
           MIDCAP VALUE     Columbia Dividend Income
                            Columbia Mid Cap
                            Columbia Strategic Investor
                            ----------------------------------------------------
           SMALL GROWTH     Columbia Acorn
                            Columbia Acorn USA
                            Columbia Small Company Equity
                            ----------------------------------------------------
            SMALL VALUE     Columbia Small Cap
                            Columbia Small Cap Value
                            ----------------------------------------------------
               BALANCED     Columbia Asset Allocation
                            Columbia Balanced
                            Columbia Liberty Fund
                            ----------------------------------------------------
              SPECIALTY     Columbia Real Estate Equity
                            Columbia Technology
                            Columbia Utilities
                            ----------------------------------------------------
   TAXABLE FIXED-INCOME     Columbia Contrarian Income
                            Columbia Corporate Bond
                            Columbia Federal Securities
                            Columbia Fixed Income Securities
                            Columbia High Yield
                            Columbia High Yield Opportunities
                            Columbia Income
                            Columbia Intermediate Bond
                            Columbia Intermediate Government Income
                            Columbia Quality Plus Bond
                            Columbia Short Term Bond
                            Columbia Strategic Income
                            ----------------------------------------------------
             TAX EXEMPT     Columbia High Yield Municipal
                            Columbia Intermediate Tax-Exempt Bond
                            Columbia Managed Municipals
                            Columbia National Municipal Bond
                            Columbia Tax-Exempt
                            Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                                  COLUMBIA FUNDS

                            ----------------------------------------------------
SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                            Columbia Connecticut Intermediate Municipal Bond
                            Columbia Connecticut Tax-Exempt
                            Columbia Florida Intermediate Municipal Bond
                            Columbia Massachusetts Intermediate Municipal Bond
                            Columbia Massachusetts Tax-Exempt
                            Columbia New Jersey Intermediate Municipal Bond
                            Columbia New York Intermediate Municipal Bond
                            Columbia New York Tax-Exempt
                            Columbia Oregon Municipal Bond
                            Columbia Pennsylvania Intermediate Municipal Bond
                            Columbia Rhode Island Intermediate Municipal Bond
                            ----------------------------------------------------
           MONEY MARKET     Columbia Money Market
                            Columbia Municipal Money Market
                            ----------------------------------------------------
   INTERNATIONAL/GLOBAL     Columbia Acorn International
                            Columbia Acorn International Select
                            Columbia Europe
                            Columbia Global Equity
                            Columbia International Equity
                            Columbia International Stock
                            Columbia Newport Asia Pacific
                            Columbia Newport Greater China
                            Columbia Newport Tiger
                            ----------------------------------------------------
                  INDEX     Columbia Large Company Index
                            Columbia Small Company Index
                            Columbia U.S. Treasury Index

                            Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

                            For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                            Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

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


IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                                  COLUMBIA FUNDS

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

[Image of eDelivery]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Funds Annual Report, August 31, 2004

[EAGLE HEAD LOGO] COLUMBIA FUNDS

                  A MEMBER OF COLUMBIA MANAGEMENT GROUP

                  (C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
                  ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                  800.426.3750 WWW.COLUMBIAFUNDS.COM

                                               COL-02/778S-0904 (10/04) 04/2927

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $27,200           $23,900

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Note that fiscal year 2004 includes the review of a non-routine regulatory filing.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $3,500            $3,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are approximately as follows:

                                            2004              2003
                                            $2,300            $3,700

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 primarily consist of the review of annual tax returns, while fiscal year 2003 also includes the review of calculations of required shareholder distributions.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended August 31, 2004 and August 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2004 and August 31, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended August 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended August 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended August 31, 2004 and August 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit

Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended August 31, 2004 and August 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August

31, 2004 and August 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Columbia Strategic Investor Fund, Inc.
            -----------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President


Date                                October 28, 2004
    -------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        -----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                October 28, 2004
    -------------------------------------------------------------------------